  As filed with the U.S. Securities and Exchange Commission on October 31, 2005

                                                              File No. 811-07420

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        [X] Pre-Effective Amendment No. 1
                      [ ] Post-Effective Amendment No. ___

          DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (800) 523-1918
                               -------------------
               Registrant's Telephone Number, Including Area Code

            2005 Market Street, Philadelphia, Pennsylvania 19103-7094
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                 David P. O'Connor, Esquire, 2005 Market Street,
                     Philadelphia, Pennsylvania 19103-7094
 -------------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

                         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933:
---------------------------------------------------------------------------------------------------------------------
                                                    Proposed Maximum       Proposed Maximum
  Title of Securities         Amount Being         Offering Price per     Aggregate Offering          Amount of
    Being Registered           Registered                Unit                   Price            Registration Fee
  Common Shares ($0.01
       par value)               2,594,700              $14.85(1)              $38,531,295              $4,536

  Common Shares ($0.01
       par value)               1,837,200              $14.70(2)              $27,006,840              $3,179

   Preferred Shares,
        Series C
   ($0.01 par value)              400                   $50,000               $20,000,000              $2,354

   Preferred Shares,
        Series D
   ($0.01 par value)              300                   $50,000               $15,000,000              $1,766
---------------------------------------------------------------------------------------------------------------------
 Total Registration Fee                                                                               $11,835(3)
---------------------------------------------------------------------------------------------------------------------

(1) Average of high and low reported price for common shares of Delaware Investments Minnesota Municipal Income Fund, Inc. on September 12, 2005.

(2) Average of high and low reported price for common shares of Delaware Investments Minnesota Municipal Income Fund III, Inc. on September 12, 2005.

(3) $11,835 was previously wired to the Securities and Exchange Commission account at the Mellon Bank, Pittsburgh, Pennsylvania, in connection with the initial filing of the Registration Statement on September 15, 2005.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

           DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC. DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC.


Dear Shareholder:

   Enclosed is a Notice of a Joint Special Meeting (the "Meeting") of Shareholders of Delaware Investments Minnesota Municipal Income Fund, Inc. ("Minnesota I"), Delaware Investments Minnesota Municipal Income Fund III, Inc. ("Minnesota III" and, with Minnesota I, the "Acquired Funds") and Delaware Investments Minnesota Municipal Income Fund II, Inc. ("Minnesota II" or the "Acquiring Fund"). The Meeting has been called for December 9, 2005 at 3:00 p.m. Eastern time at the offices of Delaware Investments, located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103. The accompanying Proxy Statement/Prospectus describes the proposals being presented for your consideration and requests your prompt attention and vote by mail using the enclosed proxy card, by telephone or by the Internet.

                         PLEASE TAKE A MOMENT TO VOTE!

   The Meeting is critically important. Shareholders of each Acquired Fund and the Acquiring Fund will be asked to approve an Agreement and Plan of Acquisition (each, a "Plan"). If the shareholders of an Acquired Fund vote to approve their Plan and shareholders of the Acquiring Fund also vote to approve that Plan, substantially all of the assets of that Acquired Fund will be acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund (each such transaction to be referred to as an "Acquisition").

   The transactions above are being proposed because we believe that the shareholders of the Funds potentially could be advantaged by the increase in assets realized by combining the Funds. A larger combined Fund can potentially realize cost savings due to economies of scale, as certain fixed costs may be distributed over a larger asset base. Each of the Acquired Funds and the Acquiring Fund have the same investment objective and substantially similar investment policies, as described in detail in the attached Proxy Statement/ Prospectus. The Acquired Funds and the Acquiring Fund are all managed by Delaware Management Company.

   Please take the time to review this entire document and vote now! Whether or not you plan to attend the Meeting, please vote your shares by mail or by telephone or through the Internet. If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person by following the instructions in the Proxy Statement/Prospectus.

   Thank you for your prompt attention and participation.



                                         Sincerely,




                                         /s/ Jude T. Driscoll
                                         ----------------------
                                         Jude T. Driscoll
                                         Chairman

           DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC. DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC.


                               2005 Market Street
                        Philadelphia, Pennsylvania 19103

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 9, 2005

To the Shareholders:

   NOTICE IS HEREBY GIVEN that a Joint Special Meeting (the "Meeting") of Shareholders of Delaware Investments Minnesota Municipal Income Fund, Inc. ("Minnesota I"), Delaware Investments Minnesota Municipal Income Fund III, Inc. ("Minnesota III" and, with Minnesota I, the "Acquired Funds") and Delaware Investments Minnesota Municipal Income Fund II, Inc. ("Minnesota II" or the "Acquiring Fund") has been called by the Boards of Directors of the Funds and will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on December 9, 2005 at 3:00 p.m. Eastern time. The Meeting is being called for the following reasons:

   1. For shareholders of Minnesota I to vote on the approval of an Agreement and Plan of Acquisition among Minnesota I, the Acquiring Fund and Delaware Management Company, a series of Delaware Management Business Trust ("DMC"), that provides for: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of Minnesota I in exchange solely for: (a) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund ("Acquiring Fund Common Shares"); and (b) Series C Preferred Shares, liquidation preference $50,000.00 per share, of the Acquiring Fund ("Acquiring Fund Preferred Shares, Series C" and, together with Acquiring Fund Common Shares, "Acquiring Fund Shares");
        (ii) the pro rata distribution of such Acquiring Fund Shares to the shareholders of Minnesota I according to their respective interests in liquidation of Minnesota I; and (iii) the dissolution of Minnesota I as soon as is practicable after the closing;

   2.   For shareholders of Minnesota II to:

        (a) vote on the approval of an Agreement and Plan of Acquisition among the Minnesota I, the Acquiring Fund and DMC, that provides for: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of Minnesota I in exchange solely for:
        (a) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund ("Acquiring Fund Common Shares"); and (b) Series C Preferred Shares, liquidation preference $50,000.00 per share, of the Fund ("Acquiring Fund Preferred Shares, Series C" and, together with Acquiring Fund Common Shares, "Acquiring Fund Shares");
        (ii) the pro rata distribution of such Acquiring Fund Shares to the shareholders of Minnesota I according to their respective interests in liquidation of Minnesota I; and (iii) the dissolution of Minnesota I as soon as is practicable after the closing;

        (b) vote on the approval of an Agreement and Plan of Acquisition among Minnesota III, the Acquiring Fund and DMC, that provides for: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of Minnesota III in exchange solely for:
        (a) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund ("Acquiring Fund Common Shares"); and (b) Series D Preferred Shares, liquidation preference $50,000.00 per share, of the Acquiring Fund ("Acquiring Fund Preferred Shares, Series D" and, together with Acquiring Fund Common Shares, "Acquiring Fund Shares"); (ii) the pro rata distribution of such Acquiring Fund Shares to the shareholders of Minnesota III according to their respective interests in liquidation of Minnesota III; and (iii) the dissolution of Minnesota III as soon as is practicable after the closing;

   3. For shareholders of Minnesota III to vote on the approval of an Agreement and Plan of Acquisition among Minnesota III, the Acquiring Fund and DMC, that provides for: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of Minnesota III in exchange solely for: (a) full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund ("Acquiring Fund Common Shares"); and (b) Series D Preferred Shares, liquidation preference $50,000.00 per share, of the Acquiring Fund ("Acquiring Fund Preferred Shares, Series D" and, together with Acquiring Fund Common Shares, "Acquiring Fund Shares");
        (ii) the pro rata distribution of such Acquiring Fund Shares to the shareholders of Minnesota III according to their respective interests in liquidation of Minnesota III; and (iii) the dissolution of Minnesota III as soon as is practicable after the closing; and

   4. To vote upon any other business that may properly come before the Meeting or any adjournment thereof.

   Holders of preferred shares of the Acquired Funds are entitled to assert dissenters' rights of appraisal under Minnesota law. In order to do so, holders must strictly follow the procedures set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to the Proxy Statement/Prospectus as Exhibit B. For more information, see the discussion under the caption "Voting Information - Dissenters' Rights of Appraisal" in the Proxy Statement/Prospectus.

   Shareholders of record of each Fund as of the close of business on October 10, 2005 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY RETURNING THE PROXY CARD BY MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROVIDED, OR BY VOTING BY TELEPHONE OR OVER THE INTERNET. YOUR VOTE IS IMPORTANT. TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU PREFER, YOU MAY INSTEAD VOTE BY TELEPHONE OR THE INTERNET. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT/PROSPECTUS.



Dated: October 31, 2005

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




                           PROXY STATEMENT/PROSPECTUS

                             DATED OCTOBER 31, 2005

               ACQUISITIONS OF SUBSTANTIALLY ALL OF THE ASSETS OF
   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC. (ASE: VMN) AND DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC. (ASE: VYM)
                       BY, AND IN EXCHANGE FOR SHARES OF,
    DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. (ASE: VMM)

   This proxy statement/prospectus ("Proxy Statement/Prospectus") solicits proxies to be voted at a Joint Special Meeting of Shareholders (the "Meeting") of Delaware Investments Minnesota Municipal Income Fund, Inc. ("Minnesota I"), Delaware Investments Minnesota Municipal Income Fund III, Inc. ("Minnesota III" and, with Minnesota I, the "Acquired Funds") and Delaware Investments Minnesota Municipal Income Fund II, Inc. ("Minnesota II" or the "Acquiring Fund").

   The Meeting will be held at the offices of Delaware Investments, 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on December 9, 2005 at 3:00 p.m. Eastern Time. At the Meeting, shareholders of each Acquired Fund and the Acquiring Fund will be asked to approve an Agreement and Plan of Acquisition (each, a "Plan") in substantially the same form as set forth in Exhibit A of this Proxy Statement/Prospectus. If the shareholders of an Acquired Fund and the Acquiring Fund vote to approve their Plan, substantially all of the assets of that Acquired Fund will be acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund (each such transaction to be referred to as an "Acquisition").

   The principal executive offices of each of the Acquired Funds and the Acquiring Fund (collectively, the "Funds") are located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. You can reach the offices of the Funds by telephone by calling 1-800-523-1918.

   The Boards of Directors of each of the Funds are soliciting these proxies. If the shareholders of an Acquired Fund and the Acquiring Fund vote to approve their Plan, then each holder of common stock of the Acquired Fund ("Acquired Fund Common Shares") will receive Acquiring Fund common stock ("Acquiring Fund Common Shares") of equivalent aggregate net asset value ("NAV") to the aggregate NAV of the Acquired Fund Common Shares they own. In addition, each shareholder of preferred stock of the Acquired Fund ("Acquired Fund Preferred Shares") will receive the same number of shares of a series of Acquiring Fund preferred stock ("Acquiring Fund Preferred Shares") with the same liquidation preference as the Acquired Fund Preferred Shares they own. No sales charge will be imposed on the Acquiring Fund Common Shares or the Acquiring Fund Preferred Shares (collectively, "Acquiring Fund Shares") received in connection with the Acquisitions, and the Acquisitions are designed to be tax-free reorganizations. After the Acquisition of an Acquired Fund is completed, the Acquired Fund will be liquidated and dissolved.

   Each Acquired Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act. The investment objective of each Fund is to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital. The Acquired Fund Common Shares and the Acquiring Fund Common Shares ("Common Shares") are each listed on the American Stock Exchange, LLC (the "Exchange") under the ticker symbols set forth above. Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, serves as investment manager to each Fund. The Board of Directors of each Fund believes that the Acquisition will benefit the shareholders of each Fund, as discussed further in this Proxy Statement/Prospectus.

   This Proxy Statement/Prospectus will first be sent to shareholders on or about November 2, 2005. It sets forth concisely the information about the Acquiring Fund that a prospective investor ought to know before investing. It should be retained for future reference. There is also a statement of additional information about the Acquired Funds, the Acquiring Fund and the Acquisitions dated October 31, 2005 (the "SAI") that is incorporated by reference into this Proxy Statement/Prospectus in its entirety. The SAI and other information about the Acquiring Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon oral or written request and without charge by contacting the Acquiring Fund at the address or phone number of its principal executive offices given above. In addition, reports, proxy material and other information concerning the Funds can be inspected at the Exchange.

   THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE ACQUIRING FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. THE ACQUIRING FUND SHARES INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)





                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Proxy Statement/Prospectus ..............................................     i
Table of Contents .......................................................    iii
Summary .................................................................     1
   Key Features of the Funds ............................................     1
   Key Features of the Acquisitions .....................................     1
     The Acquisitions ...................................................     1
     Common Shares ......................................................     1
     Preferred Shares ...................................................     1
   Key Features of the Acquiring Fund and the Acquired Funds ............     2
     Investment Objectives and Policies .................................     2
     Trading of Common Shares on the Exchange ...........................     2
     Preferred Shares ...................................................     2
   Primary Consequences of the Proposed Acquisitions ....................     3
   Primary Federal Tax Consequences .....................................     3
Principal Risk Factors ..................................................     3
   Investment Risks .....................................................     3
        Interest Rates ..................................................     3
        Municipal Bonds .................................................     4
        Credit Risk .....................................................     4
        High Yield ("Junk") Bonds .......................................     4
        Geographic Concentration ........................................     4
        Sector Risk .....................................................     4
        Non-Diversification .............................................     4
        Leverage ........................................................     5
        Inverse Floaters ................................................     5
        Derivatives .....................................................     5
        Call Risk .......................................................     5
        Illiquid Securities .............................................     5
        Discount Risk ...................................................     5
        Alternative Minimum Tax .........................................     5
        Contractual Indemnifications ....................................     6
   Potential Restrictions on Acquiring Fund's Payment of Dividends ......     6
Current and Pro Forma Fees ..............................................     6
Information About the Acquisitions ......................................     8
   Material Features of the Acquisitions ................................     8
     Terms of the Plans .................................................     8
     Description of Acquiring Fund Common Shares to be Issued ...........    10
     Description of Acquiring Fund Preferred Shares to be Issued ........    11
   Reasons for the Acquisitions .........................................    16
   Federal Income Tax Consequences ......................................    17
   Comparison of Acquiring and Acquired Fund Shares .....................    18
     General ............................................................    18
     Capitalization .....................................................    18
     Common Shares ......................................................    19
     Preferred Shares ...................................................    19
     Provisions for Delaying or Preventing Changes in Control ...........    21


                                                                            PAGE
                                                                            ----
     Taxes ..............................................................    21
   Existing and Pro Forma Capitalization ................................    22
Information About the Funds .............................................    23
   General Description ..................................................    23
     Organization; Investment Company Classification ....................    23
     Investment Objective and Policies ..................................    23
     Other Investment Policies and Strategies ...........................    23
     Fundamental Investment Restrictions ................................    25
     How the Fundamental Investment Restrictions Are Interpreted ........    25
     Hedging Strategies .................................................    25
     Share Price Data ...................................................    26
   Financial Highlights .................................................    28
   Management ...........................................................    31
     Board of Directors .................................................    31
     Investment Adviser .................................................    31
     Portfolio Management ...............................................    32
     Administrators, Transfer Agent and Custodian .......................    32
     Expenses ...........................................................    32
     Proxy Material, Reports and Other Information ......................    33
Voting information ......................................................    33
   Revocability of Proxy ................................................    33
   Persons Making the Solicitation ......................................    33
   Dissenters' Right of Appraisal .......................................    34
     Notice of Dissent ..................................................    34
     Notice of Procedure; Deposit of Shares .............................    34
     Payment; Return of Shares ..........................................    35
     Supplemental Payment; Demand .......................................    35
     Petition; Determination ............................................    35
     Costs; Fees; Expenses ..............................................    36
   Voting Requirements ..................................................    36
     Acquired Fund Shares ...............................................    36
     Acquiring Fund Shares ..............................................    36
     Quorum; Adjournment; Tabulation ....................................    36
     Special Rule for Proportionate Voting ..............................    37
   Principal Holders of Voting Securities ...............................    37
     Record Date Information ............................................    37
     5% Record and Beneficial Owners ....................................    37
     Ownership by Officers and Directors ................................    38
Interest of Certain Persons .............................................    38
EXHIBIT A: Form of Agreement and Plan of Acquisition ....................    A-1
EXHIBIT B: Minnesota Statutes ...........................................    B-1
EXHIBIT C: Statement of Rights and Preferences of Series C Preferred
  Shares.................................................................    C-1
EXHIBIT D: Statement of Rights and Preferences of Series D Preferred
  Shares.................................................................    D-1

                                    SUMMARY


   This is only a summary of certain information contained in this Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Form of Plan (attached as Exhibit A), Applicable Minnesota Statutes (attached as Exhibit B), Statement of Rights and Preferences of Acquiring Fund Preferred Shares, Series C (attached as Exhibit C), and Statement of Rights and Preferences of Acquiring Fund Preferred Shares, Series D (attached as Exhibit D).

   KEY FEATURES OF THE FUNDS

   Each of the Funds is organized as a Minnesota corporation. Each of the Funds is also registered as a closed-end investment company under the 1940 Act, and their common shares trade on the Exchange. Each Fund also issues a class of preferred shares in one or more series. As of September 30, 2005, the total asset levels for the Funds (including assets attributable to the preferred shares) were as follows:

                                                                            TOTAL
                           FUND                                            ASSETS
                         ---------                                      ------------
                         Minnesota I                                     $58,278,145

                         Minnesota II                                   $169,243,067

                         Minnesota III                                   $41,064,979


   KEY FEATURES OF THE ACQUISITIONS

   The Board of Directors of each Fund has approved the Acquisitions as in the best interests of each Fund's shareholders and has determined that the interests of each Fund's shareholders will not be diluted as a result of the Acquisitions. The Board of Directors of each Fund has approved submitting the applicable Plan to a vote of each Fund's shareholders at the Meeting, and recommends that shareholders vote FOR approval of their Plan.

   THE ACQUISITIONS

   If the Plans are approved, then on the date that the Acquisitions take place (the "Closing Date"), the Acquiring Fund will acquire substantially all of the assets of each of the Acquired Funds (this event to be referred to as the "Closing"). In return, shareholders of each of the Acquired Funds will receive Acquiring Fund Shares on the Closing Date in exchange for their Acquired Fund Shares, and will become shareholders of the Acquiring Fund. The Acquired Funds will each retain sufficient assets to pay off any of their remaining liabilities, if any. After provision has been made for any remaining liabilities to be paid off, the Acquired Funds will be dissolved. For more information about the Acquisitions, see the section below entitled
"Information About the Acquisitions."

   COMMON SHARES

   Each Plan provides that, on the Closing Date, holders of Acquired Fund Common Shares will receive Acquiring Fund Common Shares having an aggregate NAV equal to the aggregate NAV of the Acquired Fund Common Shares they hold on the Closing Date. As a result, the aggregate net asset value (not market value) of a shareholder's investment in Acquired Fund Common Shares will be the same upon receipt of Acquiring Fund Common Shares immediately after the Acquisition as it had been immediately before the Acquisition. Similarly, the Acquisitions will have no effect on the aggregate net asset value (not market value) of a shareholder's investment in Acquiring Fund Common Shares immediately before and after the Acquisitions. This structure is designed to avoid any "dilution" in the investments of holders of either Acquired Fund Common Shares or Acquiring Fund Common Shares. For more information about the Acquiring Fund Common Shares, see the section below entitled "Information About the Acquisitions -- Material Features of the Acquisitions -- Description of the Acquiring Fund Common Shares to be Issued."

   PREFERRED SHARES

   Each of the Acquired Funds has issued Acquired Fund Preferred Shares. The Acquiring Fund also has issued two series of Acquiring Fund Preferred Shares -- Series A and Series B. In anticipation of this transaction, the Board of Directors of the Acquiring Fund has created two new series of Acquiring Fund Preferred Shares -- Series C and Series D (any such Acquired Fund Preferred Shares and Acquiring Fund Preferred Shares to be referred to as "Preferred Shares"). The rights, terms and preferences of the Series C Acquiring Fund Preferred Shares are identical in all material respects (including the liquidation preference) to the current rights, terms and preferences of the Preferred Shares of Minnesota I. Similarly, the rights, terms and preferences of the Series D Acquiring Fund Preferred Shares are identical in all material respects (including the liquidation preference) to the current rights, terms and preferences of the Preferred Shares of Minnesota III. On the Closing Date, holders of Minnesota I Preferred Shares will receive the same number of Series C Acquiring Fund Preferred Shares as the number of Minnesota I Preferred Shares that they hold on the Closing Date. Similarly, on the Closing Date, holders of Minnesota III Preferred Shares will receive the same number of Series D Acquiring Fund Preferred Shares as the number of Minnesota III Preferred Shares that they hold on the Closing Date. In addition, the Acquisitions have been structured so that holders of Acquired Fund Preferred Shares will receive all dividends to which they are entitled through the Closing Date and, after the Closing Date, will continue to earn dividends during the initial dividend period ("Initial Dividend Period") of the Acquiring Fund Preferred Shares at the same rate that had applied to the corresponding Acquired Fund Preferred Shares immediately before the Acquisition. As with the Common Shares, this structure is designed to avoid any "dilution" in the investments of holders of either Acquired Fund Preferred Shares or the Acquiring Fund Preferred Shares. For more information about the Acquiring Fund Preferred Shares, see the section below entitled "Information About the Acquisitions -- Material Features of the Acquisitions -- Description of Acquiring Fund Preferred Shares to be Issued."

   KEY FEATURES OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS

   INVESTMENT OBJECTIVES AND POLICIES

   Investment Objective The Funds all have the same investment objective -- to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital. Each Fund's investment objective is non-fundamental, meaning that it may be changed by the Fund's Board without shareholder approval, although shareholders will receive advance notification of any change in a Fund's investment objective. There is no guarantee that a Fund will be able to achieve its investment objective.

   Investment Strategy Each Fund seeks to achieve its investment objective by investing substantially all (in excess of 80%) of its net assets in tax-exempt "Minnesota Municipal Obligations" rated "investment grade" at the time of investment. "Minnesota Municipal Obligations" are debt obligations issued by or on behalf of the State of Minnesota, its agencies, instrumentalities and political subdivisions and which bear interest that, in the opinion of bond counsel or other counsel to the issuer, is exempt from both regular federal income tax and Minnesota state personal income tax. "Investment grade" means that, at the time of investment, a Minnesota Municipal Obligation has a credit rating of at least (1) Baa by Moody's Investors Service, Inc. ("Moody's"), (2) BBB by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P" and, with Moody's, the "Rating Agencies"), or (3) in the case of securities that have not been rated by the Rating Agencies -- or that are unrated -- a credit quality that is equivalent to Baa or BBB by Moody's and S&P, respectively, as determined by DMC. For more information about the investment objectives and policies of the Funds, see the section below entitled "Information About the Funds -- General Description."

   TRADING OF COMMON SHARES ON THE EXCHANGE

   Common shares of closed-end funds like the Funds are often traded on a stock exchange -- in the case of the Funds, the American Stock Exchange. Generally, when investors wish to purchase Common Shares of a Fund, they enter into a purchase transaction on the Exchange through a broker-dealer (and thus indirectly purchase Common Shares from a selling Fund shareholder). Similarly, when a Fund shareholder wishes to sell Common Shares, the Common Shares are sold on the Exchange through a broker-dealer (and thus are purchased by another investor). Unlike a mutual fund (also called an "open-end" fund), holders of Common Shares of a Fund generally do not purchase and sell Common Shares from and to the Fund, either directly or through an intermediary such as a broker-dealer.

   PREFERRED SHARES

   Unlike the Funds' Common Shares, the Funds' Preferred Shares do not trade on the Exchange. Rather, the Funds' Preferred Shares are purchased and sold in private transactions conducted by a remarketing agent (the "Remarketing Agent"). Each Fund's Preferred Shares have a dividend period that is 28 days long (the "Dividend Period"). Investors purchase the Funds' Preferred Shares for the Dividend Period at a dividend rate (the "Applicable Dividend Rate").
At the end of the Dividend Period, the holders of Preferred Shares receive the dividend on the Preferred Shares at the Applicable Dividend Rate that was declared for the Dividend Period. The Remarketing Agent then sets a new Applicable Dividend Rate for the next Dividend Period. At that time, a holder of Preferred Shares may choose either to continue to hold the Preferred Shares for the next Dividend Period or to sell the Preferred Shares to another investor through the Remarketing Agent. Each Fund's Preferred Shares are purchased and sold from and to the Remarketing Agent at a liquidation preference of $50,000 per share (the "Liquidation Preference") plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). If a holder of Preferred Shares chooses to sell a Fund's Preferred Shares to another investor through the Remarketing Agent, the Remarketing Agent will attempt to sell the Preferred Shares to another holder of Preferred Shares or to a new investor.

   PRIMARY CONSEQUENCES OF THE PROPOSED ACQUISITIONS

   If the Plans are approved by Fund shareholders and the Acquisitions are completed on the Closing Date, then the Acquiring Fund will acquire substantially all of the assets of the Acquired Funds and all of the Acquired Funds' shareholders will become shareholders of the Acquiring Fund. The Acquiring Fund will continue to operate as a closed-end fund managed by DMC and invest substantially all of its assets in Minnesota Municipal Obligations. Acquiring Fund Common Shares will continue to trade on the Exchange. After the Acquisitions, the Acquiring Fund will have four series of Preferred Shares issued and outstanding: its two original series -- Series A and Series B -- and two new series -- Series C (issued to holders of Minnesota I's Preferred Shares in the Acquisition) and Series D (issued to holders of Minnesota III's Preferred Shares in the Acquisition) (collectively "Series"). All of the Acquiring Fund Preferred Shares will continue to be remarketed through the Remarketing Agent for 28-day Dividend Periods.

   If the Plans are approved by shareholders and the Acquisitions take place on the anticipated Closing Date, the Acquiring Fund will hold an annual meeting later in 2006, but the Acquired Funds will not hold an annual meeting in 2006. If the Plans are not approved by shareholders or if the Acquisitions do not take place, the Board will announce the date of the 2006 annual meetings for the Funds at a future date.

   If Fund shareholders approve a Plan for one of the Acquired Funds but not the other, the Boards of Directors of the Funds currently anticipate proceeding with the approved Acquisition. If a Plan is not approved by Fund shareholders, the Board of Directors of the Acquired Fund whose Plan was not approved may consider alternative actions, which may include liquidation of that Acquired Fund.

   For more information about the Acquisitions, see the section below entitled "Information About the Acquisitions."

   PRIMARY FEDERAL TAX CONSEQUENCES

   It is expected that the shareholders of the Funds will not recognize any gain or loss for federal income tax purposes as a result of the Acquisitions. However, shareholders should consult their own tax adviser regarding the effect, if any, of the Acquisitions in light of their individual circumstances. Shareholders should also consult their tax adviser about state and local tax consequences, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences. This discussion of "Primary Federal Tax Consequences" is not intended or written to be used as, and should not be considered a substitute for, tax advice. For more information about the federal income tax consequences of the Acquisitions, see the section below entitled "Information About the Acquisitions -- Federal Income Tax Consequences."

                             PRINCIPAL RISK FACTORS


   INVESTMENT RISKS

   The risks associated with an investment in any of the Funds are substantially similar. As with most investments, investments in the Funds involve risks, including the risk that shareholders may receive little or no return on their investment, and the risk that shareholders may lose part or all of the money they invest. There can be no guarantee against losses resulting from an investment in any of the Funds, nor can there be any assurance that any of the Funds will achieve their investment objectives. The achievement of a Fund's objective depends on market conditions generally and on the investment manager's analytical and portfolio management skills. Before investing in any of the Funds, potential shareholders should carefully evaluate the risks. Because of the nature of the Funds, shareholders should consider their investment in any of the Funds to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks that shareholders assume when investing in the Funds.

   Interest Rates The Funds are affected primarily by changes in interest rates. When interest rates rise, the value of bonds in a Fund's portfolio will likely decline. This generally affects securities with longer maturities more than those with shorter maturities. Because interest rate movements can be unpredictable, DMC does not try to increase return by aggressively capitalizing on interest rate moves. DMC does attempt to manage the duration of a Fund in order to take advantage of DMC's market outlook, especially on a longer-term basis.

   Municipal Bonds The Funds concentrate their investments in securities issued by municipalities in Minnesota. The value of these investments may be adversely affected by new legislation in Minnesota, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. DMC maintains a long-term investment approach and focuses on bonds it believes will provide a steady income stream regardless of interim market fluctuations. DMC does not try to predict overall market movements and generally does not trade for short-term purposes.

   Credit Risk The Funds may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic conditions in Minnesota may hinder that ability. This risk is often referred to as "credit risk."

   Many municipalities insure repayment for their obligations. This insurance is designed to minimize credit risks to the Funds by increasing the likelihood that the Funds would still receive payment even if an issuer defaults. Although bond insurance reduces the risk of loss due to default by an issuer, the bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations.

   To help reduce credit risk, DMC conducts careful credit analysis of individual bonds. DMC focuses on high quality bonds and limits the Funds' holdings of bonds rated below investment grade. DMC also holds a number of different bonds in each Fund's portfolio.

   High Yield ("Junk") Bonds Credit risk is even greater for non-investment grade, high yield municipal bonds. Investing in so-called "junk" bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. Issuers of these bonds are generally considered to be in a less secure financial situation and may be affected more by adverse economic conditions, and therefore high yield bonds tend to exhibit more price volatility. High yield bonds are sometimes issued by municipalities with lesser financial strength and therefore less ability to make projected debt payments on the bonds. A protracted economic downturn could adversely affect the value of outstanding bonds and the ability of high yield issuers to repay principal and interest. In particular, for a high yield revenue bond, adverse economic conditions to the particular project or industry that backs the bond would pose a significant risk. In striving to manage these risks, DMC limits the amount of each Fund's portfolio that may be invested in lower quality, higher yielding bonds. Each Fund holds a number of different bonds representing a variety of industries and municipal projects, seeking to minimize the effect that any one bond may have on the Fund.

   Geographic Concentration Geographic concentration risk is the heightened sensitivity to regional, state and local political and economic conditions in Minnesota that could adversely affect the holdings in a Fund. There is also a risk that there could be an inadequate supply of municipal bonds in Minnesota. DMC carefully monitors the Minnesota economy and in general believes that it is broad enough to satisfy the Funds' investment needs. In addition, the Funds have the flexibility to invest in issuers in Puerto Rico, the Virgin Islands and Guam, whose bonds are not subject to individual state income taxes.

   Sector Risk A Fund may focus its investments in a particular sector -- such as the housing, health care and/or utility industries, or in industrial development bonds -- when the supply of bonds in other sectors does not suit its investment needs. This will expose a Fund to greater industry and sector risk. DMC attempts to spread each Fund's assets across different types of municipal bonds and among bonds representing different industries and regions within Minnesota. DMC also follows a rigorous selection process before choosing securities for the Funds' portfolios.

   Non-Diversification Each Acquired Fund is a non-diversified investment company under the 1940 Act and may therefore be subject to greater risk than if it were a diversified fund like the Acquiring Fund. A non-diversified investment company is not limited by the 1940 Act in the amount that it may invest in a single issuer. Each Acquired Fund nonetheless restricts the amount that it invests in a single issuer in order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, non-diversified investment companies generally have the flexibility to invest as much as 50% of their assets in as few as two issuers, if no single issuer accounts for more than 25% of the portfolio. With certain exceptions, the remaining 50% of the portfolio must be diversified so that no more than 5% of an Acquired Fund's assets are invested in the securities of a single issuer. Because a non-diversified fund may invest its assets in fewer issuers than a diversified fund, the value of fund common shares may increase or decrease more rapidly than if a fund was fully diversified. If an Acquired Fund were to invest a large portion of its assets in a single issuer, the Acquired Fund could be significantly affected if that issuer was unable to satisfy its financial obligations. Nevertheless, the Acquired Funds typically hold securities from a variety of different issuers, representing different sectors and different types of municipal projects. DMC also performs extensive credit analysis on all securities. DMC is particularly diligent in reviewing the credit status of bonds that represent a larger percentage of Acquired Fund portfolio assets.

   Leverage Leverage is essentially a "borrowing" by a fund where the amount "borrowed" is invested in portfolio securities. Examples of leverage include bank loans, short-term or long-term debt, or preferred shares with a liquidation preference. Each of the Funds uses leverage in the form of the Preferred Shares. Leverage is a tool that can be an important contributor to each Fund's income and capital appreciation potential. However, there is no guarantee that leveraging will benefit any of the Funds. Leveraging may result in a higher degree of volatility because a Fund's NAV could be more sensitive to fluctuations in short-term interest rates. DMC believes this volatility risk is reasonable given the benefits of higher income potential.

   Inverse Floaters The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. This risk is somewhat higher for Minnesota III because it may invest in inverse floaters to a greater extent than the other Funds.

   Derivatives In addition to inverse floaters, the Funds may invest in a number of other kinds of derivatives, including: interest rate swaps, caps and floors; futures contracts; and options on Minnesota Municipal Obligations and futures contracts. While the Funds generally use these derivative instruments for hedging purposes, the extent to which such hedges are successful depends in part on DMC's skill in using these instruments and its ability to accurately foresee the financial and market conditions that the instruments are designed to hedge. Unsuccessful hedges could result in greater losses to the Funds than if no hedges had been used in the first place. The guidelines imposed by the Rating Agencies as a condition for rating the Funds' Preferred Shares limit the extent to which the Funds can invest in derivatives.

   Call Risk Call risk is the risk that a bond issuer will prepay the bond during periods of low interest rates, forcing investors to reinvest their money at interest rates that might be lower than rates on the called bond. DMC takes into consideration the likelihood of prepayment when it selects bonds and, when appropriate, DMC looks for bonds that have protection against early prepayment. This may have the added benefit of improving a Fund's investment performance in a declining interest rate environment.

   Illiquid Securities Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, certain securities exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), and other securities which may not be readily marketable. The relative illiquidity of these securities may prevent a Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

   Discount Risk Common shareholders are subject to the risk that a Fund's common shares may trade at a discount to NAV. For more information about the Funds' market discounts to NAV, see the section below entitled "Information About the Funds -- General Description -- Share Price Data."

   Alternative Minimum Tax Each Fund may invest in securities whose income is subject to the federal or Minnesota alternative minimum tax ("AMT"). Income from these securities would be taxable to shareholders who are subject to the federal or Minnesota AMT.

   For federal income tax purposes, an AMT is imposed on taxpayers to the extent such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations to finance private activities are treated as an item of tax preference that is included in the alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. In addition, all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate AMT and the federal environmental tax imposed on corporations.

   Because liability for AMT will depend upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which the tax preference items resulting from an investment in a Fund would be subject to the tax will depend upon each taxpayer's individual situation. It is possible that an investor not otherwise subject to AMT could become subject to AMT as a result of an investment in a Fund. For shareholders with substantial tax preferences, AMT could reduce the after-tax benefits of an investment in a Fund. In addition, exempt-interest dividends are taken into account when determining the taxable portion of an investor's Social Security or railroad retirement benefits for federal income tax purposes. Each shareholder is advised to consult with a tax adviser regarding the possible effects of tax preference items.

   Exempt-interest dividends attributable to interest on certain private activity bonds may also be subject to Minnesota AMT on individuals, estates and trusts.

   Contractual Indemnifications The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. DMC has reviewed the Funds' existing contracts and believes the risk of loss to be remote.

   POTENTIAL RESTRICTIONS ON ACQUIRING FUND'S PAYMENT OF DIVIDENDS

   Because the Acquiring Fund uses leverage in the form of the Acquiring Fund Preferred Shares, there are certain circumstances in which it would not be permitted to pay dividends on Acquiring Fund Common Shares. Under the 1940 Act, the Acquiring Fund may not declare dividends (other than dividends payable in Acquiring Fund Common Shares), make any other distributions on Acquiring Fund Common Shares or purchase any Acquiring Fund Common Shares if that action would cause the "1940 Act Asset Coverage" on the Acquiring Fund Preferred Shares to be less than 200%. For these purposes, "1940 Act Asset Coverage" means the ratio of total assets less all liabilities (other than liabilities attributable to the Acquiring Fund Preferred Shares) to the aggregate Liquidation Preference of the Acquiring Fund Preferred Shares. The Acquiring Fund intends, to the extent possible, to purchase or redeem Acquiring Fund Preferred Shares from time to time to the extent necessary to maintain a 1940 Act Asset Coverage of the Acquiring Fund Preferred Shares of at least 200%.

   In addition, under the Acquiring Fund's Articles of Incorporation, as amended from time to time (the "Articles"), the Acquiring Fund will not (1) declare or pay any dividend or other distribution on Acquiring Fund Common Shares (other than a dividend or distribution paid in Acquiring Fund Common Shares), or (2) purchase any Acquiring Fund Common Shares or Acquiring Fund Preferred Shares, unless (1) full cumulative dividends on the Acquiring Fund Preferred Shares through the most recently ended Dividend Period shall have been paid (or have been declared and sufficient funds have been deposited with the paying agent for the Acquiring Fund Preferred Shares (the "Paying Agent")), and (2) the Acquiring Fund has redeemed the number of Acquiring Fund Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles. See "Information About the Acquisitions -- Material Features of the Acquisitions -- Description of Acquiring Fund Preferred Shares to be Issued -- Mandatory Redemption."

   The Acquiring Fund's Articles also provide that the Acquiring Fund will not
(1) declare or pay any dividend or other distribution on Acquiring Fund Common Shares or Acquiring Fund Preferred Shares (other than a dividend or distribution paid in Acquiring Fund Common Shares), or (2) purchase any Acquiring Fund Common Shares or Acquiring Fund Preferred Shares, unless immediately after the transaction the value of the Acquiring Fund's portfolio securities meeting the credit quality requirements of the Rating Agencies would at least equal the "Preferred Share Basic Maintenance Amount." For these purposes, the "Preferred Share Basic Maintenance Amount" is a calculation measuring the Acquiring Fund's liabilities, including liabilities with respect to payment of dividends on the Acquiring Fund Preferred Shares and the Liquidation Preference. This means that the Acquiring Fund must have sufficient high credit quality portfolio securities in excess of certain of its liabilities before it can pay cash dividends on, or purchase, Acquiring Fund Common Shares or Acquiring Fund Preferred Shares.

                           CURRENT AND PRO FORMA FEES


   The purpose of the tables below is to assist shareholders in understanding and comparing the various costs and expenses that they will bear directly or indirectly as a holder of Acquiring Fund Common Shares, both before and after the Acquisitions.

               FEES AND EXPENSES FOR ACQUIRING FUND COMMON SHARES
                        AND ACQUIRED FUND COMMON SHARES


                                                                                           ACTUAL*                      PROJECTED**
                                                                                       -------------                   ------------
                                                                                                                       MINNESOTA II
                                                                                                                         AFTER THE
                                                                        MINNESOTA I    MINNESOTA III    MINNESOTA II   ACQUISITIONS
                                                                        -----------    -------------    ------------   ------------
Shareholder Transaction Expenses

   Sales Load (as a percentage of offering price) (1)                       N/A             N/A             N/A             N/A

   Dividend Reinvestment Plan Fees (2)                                      N/A             N/A             N/A             N/A


                                                                                           ACTUAL*                      PROJECTED**
                                                                                       -------------                   ------------
                                                                                                                       MINNESOTA II
                                                                                                                         AFTER THE
                                                                        MINNESOTA I    MINNESOTA III    MINNESOTA II   ACQUISITIONS
                                                                        -----------    -------------    ------------   ------------
Annual Expenses (as a percentage of net
assets attributable to Common Shares)

   Management Fees                                                          0.61%           0.63%           0.62%          0.62%

   Interest Payments on Borrowed Funds                                      0.81%           0.90%           0.86%          0.85%

   Other Expenses                                                           0.66%           0.70%           0.38%          0.40%
                                                                            ----            ----            ----           ----
   Total Annual Expenses                                                    2.08%           2.23%           1.86%          1.87%
                                                                            ====            ====            ====           ====

* Information for the Funds is provided for their fiscal year ended March 31, 2005.

** Projected expenses based on current and anticipated Acquiring Fund expenses, including the estimated costs of the Acquisitions to be borne by the Funds. The pro forma combined expenses are based on the net assets attributable to the Common Shares of the Funds as of March 31, 2005. Assumes approval and completion of both Acquisitions.

(1) No sales charges will be applicable to Acquiring Fund Common Shares received by the Acquired Funds' shareholders in connection with the Acquisitions.

(2) Each Fund pays the expenses of its dividend reinvestment plan ("DRIP"), but participating shareholders pay their pro rata share of the brokerage commissions incurred by the DRIP agent's open market purchases.

                                    EXAMPLE

   This example compares the cost of investing in Acquiring Fund Common Shares with the cost of investing in Acquired Fund Common Shares, both before and after the Acquisitions. It assumes:

          o    An investment at NAV of $1,000 for the periods shown;

          o    A 5% investment return each year;(1)

          o    The Funds' operating expenses remain the same each year; and

          o    All dividends and distributions are reinvested at NAV.

   The Example should not be considered a representation of future expenses. Although actual costs may be higher or lower than those shown, based on these assumptions the costs would be:


                                                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                                      ------    -------    -------   --------
Minnesota I                                             $21       $65       $112       $241

Minnesota III                                           $23       $70       $119       $256

Minnesota II                                            $19       $58       $101       $218

Minnesota II (after the
Acquisitions)*                                          $19       $59       $101       $219


(1) The Funds' actual returns may be greater or less than the hypothetical 5% return used.

*    Assumes approval and completion of both Acquisitions

                       INFORMATION ABOUT THE ACQUISITIONS


   This is only a summary of the Plans. Shareholders should read the Form of Plan attached as Exhibit A for more complete information about the Acquisitions.

   MATERIAL FEATURES OF THE ACQUISITIONS

   Under each Plan, the corresponding Acquisition will consist of:

          o The acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for full and fractional Acquiring Fund Shares;

          o The pro rata distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and

          o The dissolution of the Acquired Fund as soon as is practicable after the Closing.

   TERMS OF THE PLANS

   Conveyance of Acquired Fund Assets Under each Plan, the Acquired Fund will convey to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, free and clear of any liens, except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to:

          o Pay the Acquired Fund's costs and expenses of carrying out the Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution), which costs and expenses shall be established on the Acquired Fund's books as liability reserves;

          o Discharge the Acquired Fund's unpaid liabilities on its books as of the Closing Date, including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and

          o Pay such contingent liabilities as the Board of Directors of the Acquired Fund or its officers may reasonably expect to exist against the Acquired Fund, if any, as of the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund's books.

   Delivery of Acquiring Fund Shares Each Plan provides that the Acquiring Fund will deliver to the Acquired Fund at the Closing:

          o The number of Acquiring Fund Common Shares having an aggregate NAV equal to the aggregate NAV of the Acquired Fund Common Shares as of the Closing Date; and

          o The number of Acquiring Fund Preferred Shares of the appropriate Series equal to the number of corresponding Acquired Fund Preferred Shares, the Liquidation Preference of which shall equal the Liquidation Preference of the Acquired Fund Preferred Shares.

   Liquidation and Distribution of Acquiring Fund Shares Immediately following the Closing, each Acquired Fund shall liquidate and distribute:

          o Pro rata to holders of Acquired Fund Common Shares of record as of the close of business on the Closing Date, the Acquiring Fund Common Shares received by Acquired Fund, in exchange for Acquired Fund Common Shares held by those shareholders; and

          o To holders of Acquired Fund Preferred Shares of record as of the close of business on the Closing Date, one Acquiring Fund Preferred Share in exchange for each Acquired Fund Preferred Share held by those shareholders.

   Acquired Fund Share Certificates After the Closing, each holder of any outstanding certificate or certificates representing Acquired Fund Shares shall be entitled to surrender those certificates to the Acquiring Fund's transfer agent in exchange for the respective number of applicable Acquiring Fund Shares. Until surrendered, each outstanding Acquired Fund Share certificate shall be deemed for all of the Acquiring Fund's purposes to evidence ownership of the applicable number of Acquiring Fund Shares determined as of the Closing Date.

   Acquired Fund Dividends At or prior to the Closing, each Acquired Fund will declare a dividend and/or other distribution to be paid to the holders of Acquired Fund Common Shares in an amount sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and realized net capital gains, if any, earned or anticipated to be earned through the Closing Date.

   Dividends on Acquired Fund Preferred Shares shall accumulate up to and including the Closing Date and then cease to accumulate. At or prior to the Closing, each Acquired Fund will declare all accumulated but unpaid dividends on the Acquired Fund Preferred Shares up to and including the Closing Date. These dividends will be paid to the holders of Acquired Fund Preferred Shares on the Dividend Payment Date for the Initial Dividend Period of the Acquiring Fund Preferred Shares. The Applicable Dividend Rate for the Initial Dividend Period for each new Series of Acquiring Fund Preferred Shares shall accumulate from and including the day after the Closing Date at the same rate borne on the Closing Date by the corresponding Acquired Fund Preferred Shares.

   Dissolving the Acquired Funds The Acquired Funds shall be dissolved promptly following the Closing, the liquidating distribution of the respective Acquiring Fund Shares, payment of any dividends or distributions, and resolution of any other contingent liabilities.

   Valuation The value of the Funds' portfolio securities and NAV shall be determined as of 4:00 p.m. Eastern Time on the Closing Date in a manner consistent with the valuation procedures described in each Fund's filings with the SEC. The value of each Fund's portfolio securities and NAV shall be calculated net of the Liquidation Preference (including accumulated and unpaid dividends).

   Closing and Closing Date The Closing shall take place at the principal executive offices of the Funds at 5:00 p.m. Eastern Time on the Closing Date. The Closing Date is expected to be February 10, 2006, or such other date as the Boards of Directors of the Funds may mutually agree, provided that the Closing Date shall not be on a remarketing date for the Acquired Fund Preferred Shares.

   Representations, Warranties and Covenants The execution of the Plans and the consummation of the Acquisitions are conditioned on each of the Acquired Funds and the Acquiring Fund providing each other with certain representations, warranties and covenants relating to, among other things, the corporate good standing of each Fund, the legal characteristics of the Acquired and Acquiring Fund Shares, and agreements by each Fund to file any required tax returns.

   Conditions Precedent The consummation of each Plan is subject to the conditions precedent that, among other things:

          o All the representations and warranties of each Fund contained in the Plan shall be true and correct as of the Closing;

          o Each Fund shall have performed all obligations required by the Plan to be performed by it prior to the Closing;

          o The Plan shall have been approved by the appropriate action of the respective shareholders of the Acquired Fund and the Acquiring Fund at the Meeting or any adjournment thereof;

          o Certain opinions of counsel relating to tax, corporate and federal securities matters will have been delivered to each Fund;

          o The Exchange shall have approved the listing of the additional Acquiring Fund Common Shares to be issued to holders of Acquired Fund Common Shares in connection with the Acquisitions;

          o The preferences, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Acquiring Fund Preferred Shares shall be identical in all material respects to those of the Acquired Fund Preferred Shares; and

          o The Acquiring Fund shall have obtained written confirmation from both Rating Agencies (which written confirmations have already been obtained) that:

               * consummation of the transactions contemplated by the Plan will not impair the ratings assigned by the Rating Agencies to the existing Acquiring Fund Preferred Shares, Series A and Series B; and

               * the Series C and Series D Acquiring Fund Preferred Shares to be issued pursuant to the Acquisition will be rated "Aaa" by Moody's and "AAA" by S&P.

   Fees and Expenses The expenses of entering into and carrying out the Plans and the Acquisitions shall be borne 25% by the Acquiring Fund, 25% by each Acquired Fund, and 25% by DMC.

   Termination, Postponement and Waiver Each Plan may be terminated and the corresponding Acquisition abandoned at any time (whether before or after shareholder approval) prior to the Closing, or the Closing may be postponed, by:

          o    Mutual consent of the Acquired Fund and the Acquiring Fund; or

          o Either the Acquired Fund or the Acquiring Fund, if any of the conditions precedent to its obligations under the Plan have not been fulfilled or waived.

   A Fund's Board of Directors may elect to terminate the Plan and to abandon the Acquisition. If the transaction contemplated by a Plan has not been consummated by December 31, 2006, the Plan shall automatically terminate on that date, unless a later date is agreed to by both Funds' Boards. In the event a Plan is terminated, it shall become void and have no further effect, and neither the Funds, nor their directors, officers, agents nor shareholders, shall have any liability under the Plan.

   At any time prior to the Closing, any of the terms or conditions of a Plan may be waived by the applicable Fund's Board of Directors if, in the judgment of the Board, such action or waiver will not have a material adverse effect on the applicable Fund's shareholders. If the SEC issues an order with respect to a Plan prior to the Closing and imposes any terms or conditions that are determined by a Fund's Board of Directors to be acceptable, then those terms and conditions shall become binding as if they were a part of the Plan without any further vote or approval of the applicable Fund's shareholders. If the SEC terms and conditions result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Funds, however, then the Acquisition shall not be consummated and the Plan shall terminate, unless either (1) the SEC terms and conditions have already been included in the proxy solicitation material furnished to the Funds' shareholders prior to the Meeting, or (2) the Funds promptly call a special meeting of their shareholders at which the SEC terms and conditions are submitted for approval.

   Amendments and Assignments The Plans may be amended only by mutual consent of the applicable Funds in writing. Neither a Plan nor any interest in a Plan may be assigned without the prior written consent of the other applicable Fund.

   DESCRIPTION OF ACQUIRING FUND COMMON SHARES TO BE ISSUED

   General The Acquiring Fund is authorized by its Articles to issue up to 200,000,000 Acquiring Fund Common Shares, par value $0.01 per share. As of the date of this Proxy Statement/Prospectus, the Acquiring Fund had issued and outstanding 7,252,200 Acquiring Fund Common Shares listed on the Exchange. Under the terms of the Plans, the Acquiring Fund will issue additional Acquiring Fund Common Shares to the holders of Acquired Fund Common Shares on the Closing Date in connection with the Acquisitions. The number of additional Acquiring Fund Common Shares to be issued will be based on the relative NAVs of the Acquiring Fund and the Acquired Funds as of the Closing Date. All Acquiring Fund Common Shares to be issued in exchange for Acquired Fund Common Shares pursuant to the Plans will be fully paid and non-assessable, and will be listed for trading on the Exchange.

   The terms of the Acquiring Fund Common Shares to be issued in the Acquisition will be identical to the terms of the Acquiring Fund Common Shares that are already outstanding. All of the Acquiring Fund Common Shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund Common Shares have no preemptive, conversion or exchange rights, nor any right to cumulative voting.

   Distributions The Acquiring Fund makes monthly distributions to holders of Acquiring Fund Common Shares of substantially all of its net investment income remaining after the payment of dividends on any outstanding Acquiring Fund Preferred Shares. Net realized capital gains, if any, are expected to be distributed to holders of Acquiring Fund Common Shares at least annually. Distributions will be taxable to the extent made out of taxable income of the Acquiring Fund. Net income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring Fund. Expenses of the Acquiring Fund are accrued each day.

   While there are Acquiring Fund Preferred Shares outstanding, holders of Acquiring Fund Common Shares will not be entitled to receive any net income or other distributions from the Acquiring Fund unless (1) all accrued dividends on the Acquiring Fund Preferred Shares have been paid, and (2) the 1940 Act Asset Coverage would be at least 200% after the distribution. The Acquiring Fund's Articles set forth certain additional restrictions on the payment of dividends or other distributions in respect of the Acquiring Fund Common Shares that apply for so long as the Acquiring Fund Preferred Shares are issued and outstanding. For more information on potential restrictions on the payment of dividends and distributions, see the section above entitled "Principal Risk Factors -- Potential Restrictions on Acquiring Fund's Payment of Dividends."

   Upon any failure by the Acquiring Fund to pay dividends on the Acquiring Fund Preferred Shares for two years or more, the holders of Acquiring Fund Preferred Shares will acquire certain additional voting rights, including the exclusive ability to elect a majority of the Acquiring Fund's Board of Directors. These voting rights are the exclusive remedy of the holders of Acquiring Fund Preferred Shares upon any failure to pay dividends on the Acquiring Fund Preferred Shares. For more information on the voting rights of the Acquiring Fund Preferred Shares, see the section below entitled "Information About the Acquisitions -- Material Features of the Acquisitions -- Description of Acquiring Fund Preferred Shares to be Issued -- Voting Rights."

   Dividend Reinvestment Plan Under the Acquiring Fund's Dividend Reinvestment Plan (the "DRIP"), all distributions of dividends and capital gains to holders of Acquiring Fund Common Shares will automatically be reinvested by Mellon Investor Services, LLC (the "DRIP Agent"), in additional Acquiring Fund Common Shares unless an election is made to receive distributions in cash. The DRIP Agent will purchase Acquiring Fund Common Shares in the open market -- the Acquiring Fund will not issue any new shares in connection with the DRIP. Holders of Acquired Fund Common Shares who participate in the dividend reinvestment plan of their respective Acquired Funds will automatically be enrolled in the Acquiring Fund DRIP upon completion of the Acquisitions, and any dividends paid at that time will be reinvested in Acquiring Fund Common Shares as if subject to the DRIP. Other holders of Acquired Fund Common Shares will be given the opportunity to enroll in the DRIP following the Closing Date.

   If Acquiring Fund Common Shares are registered in a shareholder's name and the shareholder is not already reinvesting dividends but would like to do so, the shareholder may contact the DRIP Agent at 800-851-9677. The shareholder will be asked to put the request in writing. If holders of Acquiring Fund Common Shares have shares registered in "street" name, the shareholder should contact their financial adviser or the broker/dealer holding their shares. Additional information about the DRIP may be obtained by contacting the DRIP Agent at the phone number above or by writing to Mellon Investor Services, LLC, Dividend Reinvestment Department, Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660.

   The DRIP Agent maintains each shareholder's account in the DRIP and furnishes monthly written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. The DRIP Agent holds Acquiring Fund Common Shares in non-certificated form in the name of the shareholder, and each shareholder's proxy will include Acquiring Fund Common Shares purchased through the DRIP.

   The Acquiring Fund will pay the DRIP Agent's fees for the reinvestment of dividends and distributions. However, each participant will pay a pro rata share of the brokerage commissions incurred in the DRIP Agent's open market purchases. There are no other charges to DRIP participants except for these brokerage commissions.

   The automatic reinvestment of dividends and distributions will not relieve participants of any state or federal income tax that may be payable or required to be withheld on such dividends or distributions.

   Participants may withdraw from the DRIP upon written notice to the DRIP Agent. When a participant withdraws from the DRIP or upon termination of the DRIP, certificates for whole Acquiring Fund Common Shares credited to the participant's account under the DRIP will be issued and a cash payment will be made for any fractional Acquiring Fund Common Shares credited to the account. Holders of Acquiring Fund Common Shares who do not elect to participate in the DRIP receive all dividends and capital gains distributions in cash paid by check mailed directly to the shareholder of record by Mellon Investor Services, LLC as dividend disbursing agent.

   The Acquiring Fund reserves the right to amend or terminate the DRIP on at least 90 days' written notice to all DRIP participants.

   DESCRIPTION OF ACQUIRING FUND PREFERRED SHARES TO BE ISSUED

   The following is a brief description of the terms of the Acquiring Fund Preferred Shares, Series C and Series D, to be issued pursuant to the Acquisitions. This description is not complete and is subject to, and qualified in its entirety by reference to, the more detailed description in the Statements Establishing and Fixing the Rights and Preferences of Municipal Income Preferred Shares, Series C and Series D (the "Statements"), contained in Exhibits C and D, respectively, of this Proxy Statement/Prospectus. The Statements are amendments to the Acquiring Fund's Articles.

   General The Acquiring Fund's Articles authorize the issuance of up to 1,000,000 Acquiring Fund Preferred Shares, par value $0.01 per share. The Articles provide that Acquiring Fund Preferred Shares may be issued from time to time in such series and with such rights, preferences and restrictions as are determined by resolution of the Acquiring Fund's Board of Directors. The Acquiring Fund currently has outstanding 600 shares of Acquiring Fund Preferred Shares, Series A ("Series A Preferred

Shares") and 600 shares of Acquiring Fund Preferred Shares, Series B ("Series B Preferred Shares"), each with a Liquidation Preference of $50,000 per share, plus an amount equal to any accumulated but unpaid dividends (whether or not earned or declared). If the Plans are approved and the Acquisitions are completed, the Acquiring Fund will issue an additional 400 shares of Acquiring Fund Preferred Shares, Series C ("Series C Preferred Shares") to preferred shareholders of Minnesota I and 300 shares of Acquiring Fund Preferred Shares, Series D ("Series D Preferred Shares") to preferred shareholders of Minnesota
III. The Series C and D Preferred Shares issued pursuant to the Acquisitions will each have a Liquidation Preference of $50,000 per share plus an amount equal to any accumulated but unpaid dividends (whether or not earned or declared).

   The Series C and D Preferred Shares issued pursuant to the Acquisitions will rank on parity with the Series A and B Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation. The Series C and D Preferred Shares, like the Series A and B Preferred Shares, will carry one vote per share on all matters on which such shares are entitled to vote. The Series C and D Preferred Shares will be, when issued in accordance with the Plans and their respective Statements, fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

   Initial Dividend Period and Initial Dividend Rate Although it is not currently anticipated that it will be necessary to do so, each Acquired Fund may set a special dividend period for the last remarketing prior to the Closing Date. If the Closing Date occurs as anticipated on February 10, 2006, then the Acquiring Fund currently anticipates that the Initial Dividend Period for the Series C Preferred Shares will be twenty (20) days and that the Initial Dividend Period for the Series D Preferred Shares will be six (6) days. The Initial Dividend Period for each of the Series C and D Preferred Shares will be set so that, for the Dividend Periods following the Initial Dividend Period, each of the four Series of Acquiring Fund Preferred Shares will mature and be remarketed on a different week during any 28-day period. The initial Dividend Rate for the Series C and D Preferred Shares for the Initial Dividend Period will be the same as the dividend rate in effect on the Closing Date for the corresponding Acquired Fund Preferred Shares.

   Subsequent Dividend Periods After the Initial Dividend Period for each of the Series C and D Preferred Shares, a new Dividend Period will commence on each Dividend Payment Date. The Acquiring Fund currently anticipates that each subsequent Dividend Period will be 28 days long. The Board of Directors of the Acquiring Fund or the Remarketing Agent may lengthen or shorten the Dividend Periods. The Acquiring Fund's Board of Directors may at any time designate a Dividend Period as a Special Dividend Period consisting of a number of days or whole years as the Board of Directors shall specify, subject to certain conditions.

   Dividend Payment Dates Dividends on each Series C and Series D Preferred Share will accumulate from the first day of a Dividend Period and will be payable, when, as and if declared by the Acquiring Fund's Board of Directors, out of legally available funds, on the applicable Dividend Payment Date. The Dividend Payment Date will generally be the next business day after the last day of the Dividend Period. In the event that the Board has declared a Special Dividend Period of more than 28 days, however, the Dividend Payment Date will be the first business day of each calendar month after the designation of the Special Dividend Period. The dividend will be paid by the Acquiring Fund to the securities depository for the Acquiring Fund Preferred Shares (the "Securities Depository") on the business day before the applicable Dividend Payment Date.

   Dividend Payments Dividends on the Series C and D Preferred Shares will generally be paid to the Securities Depository or its nominee as the record holder of those shares. The Securities Depository will credit the accounts of the "Agent Members" of the beneficial owners of Series C or Series D Preferred Shares in accordance with the Securities Depository's normal procedures. An "Agent Member" is a designated member of the Securities Depository that maintains records for the beneficial owners of the Series C or Series D Preferred Shares. Each Agent Member will be responsible for holding or disbursing dividend payments to the holders of the Series C and D Preferred Shares.

   Non-Payment Period; Late Charge A "Non-Payment Period" will occur if the Acquiring Fund fails to pay, or arrange payment for, the full amount of any dividend on the Series C or Series D Preferred Shares required to be paid on a Dividend Payment Date. If the Series C or Series D Preferred Shares have been called for redemption, a Non-Payment Period will also occur if the Acquiring Fund fails to pay, or arrange payment for, (1) the $50,000 per share Liquidation Preference, plus (2) any additional premium required by the Articles (including the Statements) and (3) any dividends (whether or not earned or declared) accumulated but unpaid to the redemption date.

   The Non-Payment Period will begin on the applicable Dividend Payment Date or redemption date and will end on the business day when, by 12:00 Noon, New York City time, all unpaid dividends and unpaid redemption amounts have been deposited or have otherwise been made available in same-day funds to the applicable holders of Series C or Series D Preferred

Shares. A Non-Payment Period will not end until the Acquiring Fund has given advance written notice to the Paying Agent, the Remarketing Agent and the Securities Depository and all applicable holders of Series C or Series D Preferred Shares.

   Each Dividend Period for Series C or Series D Preferred Shares during a Non-Payment Period will be a seven-day Dividend Period. The Applicable Dividend Rate for each Dividend Period during a Non-Payment Period will be equal to the Non-Payment Period Rate. The Non-Payment Period Rate will be 250% of the "Reference Rate" for any Dividend Period that is 90 days or less. However, if the Acquiring Fund has notified the Remarketing Agent of its intent to allocate federally taxable income to the Series C or Series D Preferred Shares, then the Non-Payment Period Rate will be 300% of the "Reference Rate." The "Reference Rate" is a rate established in the Statements based on commercial paper or municipal bond rates for Dividend Periods of less than one year, or on Treasury securities rates for Special Dividend Periods of more than one year.

   If the dividend or redemption amount is paid to the eligible holders of Series C or Series D Preferred Shares on any of the first three Business Days after a Dividend Payment Date or due date, the Acquiring Fund will pay a late charge. The late charge shall be the Non-Payment Period Rate applied to the amount of such non-payment, based on the actual number of days that the payment was late divided by 365.

   Restrictions on Dividends and Other Payments As discussed above under "Principal Risk Factors -- Potential Restrictions on Acquiring Fund's Payment of Dividends," there are certain circumstances under the 1940 Act or the Acquiring Fund's Articles (including the Statements) in which the Acquiring Fund will not be permitted to make dividends or distributions to holders of Acquiring Fund Common or Preferred Shares. Upon any failure to pay dividends on the Acquiring Fund Preferred Shares for two years or more, the holders of Acquiring Fund Preferred Shares will acquire certain additional voting rights, including the right to elect a majority of the Acquiring Fund's Board of Directors. These rights are the exclusive remedy of the holders of Acquiring Fund Preferred Shares upon any failure to pay dividends on Acquiring Fund Preferred Shares. For more information about the voting rights of the Acquiring Fund Preferred Shares, see the section below entitled "Information About the Acquisitions -- Material Features of the Acquisitions -- Description of Acquiring Fund Preferred Shares to be Issued -- Voting Rights."

   Additional Dividends If the Acquiring Fund allocates to the Series C or Series D Preferred Shares any net capital gains or other income that is taxable for federal income tax purposes ("Retroactive Taxable Allocation") without having given advance notice to the Paying Agent and the Remarketing Agent, then the Acquiring Fund must make certain payments to the affected holders of the Series C or Series D Preferred Shares in order to offset the tax effect of the Retroactive Taxable Allocation. Within 270 days after the end of the Acquiring Fund's taxable year in which the Retroactive Taxable Allocation is made, the Acquiring Fund must provide notice to the Paying Agent, the Remarketing Agent and to each affected holder of Series C or Series D Preferred Shares during that taxable year. Within 30 days after the notice is given, the Acquiring Fund must pay "Additional Dividends" to the Paying Agent out of legally available funds. The Paying Agent will then distribute the "Additional Dividends" to the affected holders of Series C or Series D Preferred Shares.

   An "Additional Dividend" means a payment to an affected holder of Series C or Series D Preferred Shares of an amount that, after taking into account the Retroactive Taxable Allocations made to the holder, would cause the holder's dividends to be equal to the amount that would have been received if the Retroactive Taxable Allocations had not been made. The Additional Dividend shall be calculated:

          o    Without consideration being given to the time value of money;

          o Assuming that no affected holder of Series C or Series D Preferred Shares is subject to the federal or Minnesota AMT with respect to dividends received from the Acquiring Fund; and

          o Assuming that the portion of the dividend to which each Retroactive Taxable Allocation applies would be taxable in the hands of each holder of Series C or Series D Preferred Shares at:

               * in the case of an allocation of capital gains, the maximum marginal combined regular federal and Minnesota income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) on net capital gains applicable to individuals or corporations in effect during the taxable year in question, whichever is greater; or

               * in the case of an allocation attributable to ordinary income, the maximum marginal combined regular federal and Minnesota income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) on ordinary income applicable to individuals or corporations in effect during the taxable year in question, whichever is greater.

   1940 Act Asset Coverage The Articles (including the Statements) provide that, as of the last business day of each month, the Acquiring Fund must maintain a 1940 Act Asset Coverage of at least 200% with respect to all the outstanding Acquiring Fund Preferred Shares, including the Series C and D Preferred Shares. If the Acquiring Fund fails to maintain its 1940 Act Asset Coverage and that failure is not cured as of the last business day of the following calendar month (the "1940 Act Cure Date"), the Acquiring Fund may be required to redeem some of the outstanding Acquiring Fund Preferred Shares, including some of the Series C and D Preferred Shares. For more information on mandatory redemptions, see the section below entitled "Information About the Acquisitions -- Material Features of the Acquisitions -- Descriptions of Preferred Shares to be Issued -- Mandatory Redemptions."

   Preferred Share Basic Maintenance Amount The Articles (including the Statements) require the Acquiring Fund to maintain, as of each business day, assets having in the aggregate a "Discounted Value" at least equal to the Preferred Share Basic Maintenance Amount calculated with respect to all outstanding Acquiring Fund Preferred Shares. The "Discounted Value" of the Acquiring Fund's assets is calculated according to a formula established by each Rating Agency. If the Acquiring Fund fails to meet this requirement on any business day and the failure is not cured within three business days (the "Preferred Shares Basic Maintenance Cure Date"), the Acquiring Fund may be required to redeem some of its outstanding Acquiring Fund Preferred Shares, including some of the Series C and D Preferred Shares. For more information on mandatory redemptions, see the section below entitled "Information About the Acquisitions -- Material Features of the Acquisitions -- Description of Acquiring Fund Preferred Shares to be Issued -- Mandatory Redemption."

   Mandatory Redemption The Acquiring Fund will be required to redeem some or all of the Acquiring Fund Preferred Shares -- including Series C or Series D Preferred Shares -- at a price equal to the Liquidation Preference plus accumulated but unpaid dividends to the redemption date (whether or not earned or declared), if the Acquiring Fund fails to maintain:

          o On each business day, assets having in the aggregate a Discounted Value at least equal to the Preferred Share Basic Maintenance Amount, and such failure is not cured on or before the Preferred Share Basic Maintenance Cure Date; or

          o As of the last Business Day of any calendar month, the 1940 Asset Coverage, and such failure is not cured on or before the 1940 Act Cure Date.

   The number of Acquiring Fund Preferred Shares to be redeemed will be the lesser of:

          o The minimum number of Acquiring Fund Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the applicable Cure Date, would result in the satisfaction of the Preferred Share Basic Maintenance Amount or the 1940 Act Asset Coverage, as the case may be; and

          o The maximum number of Acquiring Fund Preferred Shares that can be redeemed out of funds expected to be legally available.

   If there is no such minimum number of Preferred Shares, the redemption of which would result in the satisfaction of the Preferred Share Basic Maintenance Amount or the 1940 Act Asset Coverage, as the case may be, then all outstanding Acquiring Fund Preferred Shares will be redeemed. If less than 100 shares of Series A, B or D Preferred Shares, or less than 300 shares of Series C Preferred Shares, would remain outstanding following a partial redemption, the Remarketing Agent may direct the Acquiring Fund to redeem all of the shares of such Series then outstanding. To the extent practicable, each Series of Acquiring Fund Preferred Shares shall participate in any such redemption on a pro rata basis.

   Optional Redemption After the Initial Dividend Period, the Acquiring Fund at its option may redeem Series C or Series D Preferred Shares, in whole or in part, on any applicable Dividend Payment Date. The redemption must be paid for out of legally available funds at the Liquidation Preference of $50,000 per share plus an amount equal to any accumulated but unpaid dividends up to the redemption date (whether or not earned or declared). If a Special Dividend Period has been declared for a period of 365 days or more, the Acquiring Fund may have to pay an additional premium.

   The Series C and Series D Preferred Shares will not be subject to optional redemption during any portion of a Special Dividend Period of 365 days or more that the Board of Directors of the Acquiring Fund, after consultation with the Remarketing Agent, has designated to be a "Non-Call Period." Similarly, the Series C and D Preferred Shares may not be redeemed in part without the consent of the Remarketing Agent if, after the partial redemption, fewer than 100 shares of Series D Preferred Shares, or less than 300 shares of Series C Preferred Shares, would remain outstanding.

   Allocation If fewer than all the outstanding Series C or Series D Preferred Shares are to be redeemed, the number of Series C or Series D Preferred Shares to be redeemed will be determined by the Board of Directors. The Acquiring Fund will give a notice of redemption to the Securities Depository, who shall determine by lot the number of Series C or Series D Preferred Shares to be redeemed from the account of each Agent Member. The Securities Depository shall immediately notify the Paying Agent of such determination, who will in turn determine by lot the number of shares to be redeemed from the accounts of holders of Series C or Series D Preferred Shares whose Agent Members have been selected by the Securities Depository. In doing so, the Paying Agent may determine that shares will be redeemed from the accounts of some holders of Series C or Series D Preferred Shares without shares being redeemed from the accounts of other holders. If any certificates for Series C or Series D Preferred Shares are not held by the Securities Depository, the shares to be redeemed will be selected by the Acquiring Fund by lot.

   Minimum Liquidity Level The Acquiring Fund is required to have, on each business day, "Deposit Securities" with maturity or tender dates not later than the day before the next Dividend Payment Date for any Series having a value of not less than the "Dividend Coverage Amount" (the "Minimum Liquidity Level").

   "Deposit Securities" include:

          o    Cash;

          o Receivables for Minnesota Municipal Obligations that have been sold and that become due prior to the Dividend Payment Date;

          o Interest on Minnesota Municipal Obligations that is payable to the Acquiring Fund prior to or on the Dividend Payment Date; and

          o Minnesota Municipal Obligations meeting certain Rating Agency credit quality requirements.

   The "Dividend Coverage Amount" on any business day means:

          o The aggregate amount of dividends that will accumulate on each Series of Acquiring Fund Preferred Shares to (but not including) the next Dividend Payment Date plus any liabilities of the Acquiring Fund that are required to be paid on or prior to that Dividend Payment Date; less

          o The combined value of Deposit Securities irrevocably deposited for the payment of dividends on each Series.

   If, as of each business day, the Acquiring Fund does not have the required Dividend Coverage Amount, the Acquiring Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level.

   Liquidation Upon a liquidation, dissolution or winding up of affairs of the Acquiring Fund, whether voluntary or involuntary, the holders of Acquiring Fund Preferred Shares, including Series C and D Preferred Shares, will be entitled to be paid an amount equal to the Liquidation Preference, whether from capital or surplus, before any assets of the Acquiring Fund will be distributed among or paid over to the holders of the Acquiring Fund Common Shares or any other class of stock of the Acquiring Fund junior to the Acquiring Fund Preferred Shares. After any such payment, the holders of Series C and D Preferred Shares will not be entitled to any further participation in any distribution of assets of the Acquiring Fund.

   If, upon any liquidation, dissolution or winding up of the Acquiring Fund, the assets of the Acquiring Fund are insufficient to make full payments to the holders of Acquiring Fund Preferred Shares and any other shares of preferred stock ranking on parity with the Acquiring Fund Preferred Shares, then the Acquiring Fund's assets will be distributed pro rata among those shareholders.

   Voting Rights Except as otherwise indicated in this Proxy Statement/ Prospectus, the Articles (including the Statements) and as otherwise required by applicable law, holders of Series C and D Preferred Shares will have equal voting rights with holders of Common Shares, Series A and B Preferred Shares, and any other shares of preferred stock that may be issued in the future (one vote per share), and will vote together as a single class with those shareholders.

   Unless a higher percentage is specifically provided for in the Articles (including the Statements), the affirmative vote of the holders of a majority of the outstanding Acquiring Fund Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization adversely affecting those shares or any action requiring shareholder approval to change the Acquiring Fund's fundamental investment policies or restrictions.

   The 1940 Act requires that the holders of all Acquiring Fund Preferred Shares, voting together as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time that two full years' dividends on any Acquiring Fund Preferred Shares are unpaid. In the event that holders of Acquiring Fund Preferred Shares are entitled to elect a majority of the Board of Directors, the terms of office of the persons who are Directors at the time of that election will continue. When the Acquiring Fund pays for all past dividends on all outstanding Acquiring Fund Preferred Shares, then these special voting rights shall end, and the terms of office of all of the additional Directors elected by the holders of Acquiring Fund Preferred Shares will terminate automatically. However, the terms of office of the Directors previously elected by the holders of Acquiring Fund Common Shares and the two Directors previously elected by the holders of Acquiring Fund Preferred Shares will not terminate.

   So long as any Acquiring Fund Preferred Shares are outstanding, the Acquiring Fund shall not, without the affirmative vote or consent of the holders of a majority of the outstanding Acquiring Fund Preferred Shares in person or by proxy, either in writing or at a meeting (voting separately as one class):

          o Authorize, create or issue any class or series of stock ranking prior to or on a parity with the Acquiring Fund Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, or increase the authorized amount of any Series of Acquiring Fund Preferred Shares, except that the Board of Directors, without the vote or consent of the holders of Acquiring Fund Preferred Shares, may from time to time authorize and create, and the Acquiring Fund may from time to time issue, classes or series of preferred stock ranking on a parity with the Acquiring Fund Preferred Shares, subject to:

               * Continuing compliance by the Acquiring Fund with the 1940 Act Asset Coverage and Preferred Share Basic Maintenance Amount requirements; and

               * Receipt by the Acquiring Fund of written confirmation from Moody's and/or S&P (if those Rating Agencies are then rating any Series of Acquiring Fund Preferred Shares) that the issuance of any such additional class or series would not impair the rating then assigned by such Rating Agencies to the Acquiring Fund Preferred Shares;

          o Amend, alter or repeal the provisions of the Articles (including the Statements), whether by merger, consolidation or otherwise, so as to affect any preference, right or power of any Series of Acquiring Fund Preferred Shares; provided that the authorization, creation and issuance of classes or series of stock ranking junior to the Acquiring Fund Preferred Shares will not be deemed to affect those preferences, rights or powers unless the issuance would cause the Acquiring Fund not to satisfy the 1940 Act Asset Coverage or the Preferred Share Basic Maintenance Amount; or

          o File a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent.

   The holders of Acquiring Fund Preferred Shares will vote as a separate class on certain other matters as required under the Articles (including the Statements), the 1940 Act or Minnesota law. In addition, each of the Series A, B, C and D Preferred Shares may vote as a separate Series under certain circumstances. Unless otherwise required by law, the holders of Acquiring Fund Preferred Shares do not have any relative rights or preferences or other special rights other than those specifically set forth in the Articles (including the applicable Statement). The holders of Acquiring Fund Preferred Shares have no preemptive rights or rights to cumulative voting. In the event that the Acquiring Fund fails to pay any dividends on the Acquiring Fund Preferred Shares, the exclusive remedy of the holders of Acquiring Fund Preferred Shares shall be the right to vote for Directors as described above.

   REASONS FOR THE ACQUISITIONS

   All three Funds commenced operations following public offerings of their Common Shares in 1992 and 1993. By current standards, the size of the Funds -- particularly Minnesota I and Minnesota III -- are relatively small compared to other exchange-listed closed-end funds. The asset levels of the Acquired Funds are both well below $100 million, the level of assets that is generally regarded as the point at which most closed-end funds are considered to be successful. The Board of Directors of each Fund has determined that the shareholders of the Funds potentially could be advantaged by the increase in assets realized by combining the Funds. A larger combined Fund can potentially realize future cost savings due to economies of scale, as certain fixed costs may be distributed over a larger asset base.

   Because Minnesota II is already the largest of the three Funds and has a better overall long-term performance record, the Board of Directors of each Fund has agreed that it should be the survivor of the combination. As of September 30, 2005, the performance of the Acquiring Fund at NAV over the trailing 1-, 3-, 5- and 10-year periods has been stronger than Minnesota I's performance at NAV, and the performance of the Acquiring Fund at NAV over the trailing 1-, 3- and 10-year periods has been stronger than or equal to Minnesota III's performance at NAV. The total return figures and current distribution yield at NAV for the Funds, as of September 30, 2005 are shown below.

        ANNUALIZED RETURN
        -----------------                                         MINNESOTA I   MINNESOTA II    MINNESOTA III
                                                                  -----------   ------------    -------------
        Cumulative Year-To-Date                                      3.30%          3.67%           3.69%
        1 Year                                                       5.27           5.96            5.60
        3 Year                                                       5.28           6.33            5.72
        5 Year                                                       7.72           8.29            8.50
        10 Year                                                      6.82           7.33            7.33
        Current Distribution Rate (at NAV)                           5.29           5.78            5.50


   Although the performance of Minnesota III is the strongest on a year-to-date and trailing 5-year basis, the performance disparity vis-a-vis the Acquiring Fund over these particular periods has been relatively minor (8.50% v. 8.29% for the 5-year period). Moreover, of these two, the Acquiring Fund has the longer track record by eight months (with an inception date of February 26, 1993 versus October 29, 1993 for Minnesota III). Of course, past performance is no guarantee of future results.

   As of September 30, 2005, the Acquiring Fund also had the highest current distribution rate of the three Funds, although Minnesota I has had, on average, the highest distribution rate over the past five years. However, Management anticipates that, if the Acquisition of Minnesota I is not approved, then Minnesota I will be required to lower its dividend. The average annualized 30-day distribution rate at NAV for each of the three Funds during the period from September 30, 2000 to September 30, 2005 is shown below.

                         Minnesota I                                               6.75%
                         Minnesota II                                              6.34%
                         Minnesota III                                             6.08%


   The Acquiring Fund will also benefit from the Acquisitions. The Acquiring Fund is obtaining additional assets without incurring the expenses associated with offering new shares (which, as an exchange-listed closed-end fund, would require an underwritten rights or warrants offering or similar underwritten offering of exchange-traded securities). Although it is paying a portion of the expenses of the Acquisitions, the Acquiring Fund is obtaining the additional portfolio securities of the Acquired Funds without the commensurate brokerage costs, dealer spreads or other trading expenses. Further, the Acquiring Fund could be afforded the opportunity in the future to spread its costs over a larger asset base.

   The Board of Directors of each Fund has therefore determined that each of the Funds would benefit from the Acquisitions. The Boards have also determined that the interests of the Funds' shareholders will not be diluted as a result of the Acquisitions because the exchange of shares between the Acquiring Fund and the Acquired Funds will be based on their relative NAVs (or, for Preferred Shares, the same Liquidation Preference). The Boards therefore recommend that shareholders of the Funds vote FOR approval of the Plans.

   FEDERAL INCOME TAX CONSEQUENCES

   It is expected that shareholders of the Acquired Funds will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Acquiring Fund Shares. However, shareholders should consult their tax adviser regarding the effect, if any, of the Acquisitions in light of their individual circumstances. Shareholders should also consult their tax adviser about state and local tax consequences of the Acquisitions, if any, because the information about tax consequences in this Proxy Statement/Prospectus only relates to the federal income tax consequences. After the Acquisitions, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for their shares for federal income tax purposes. This discussion of "Federal Income Tax Consequences" is not intended or written to be used as, and should not be considered a substitute for, tax advice.

   Each Acquisition is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions made and representations received from the Funds, the law firm of Stradley Ronon Stevens & Young, LLP, on behalf of the Funds, will provide a legal opinion that, for federal income tax purposes, (1) shareholders of the Acquired Funds will not recognize any gain or loss as a result of the exchange of their Acquired Fund Shares for Acquiring Fund Shares, and (2) the Acquiring Fund and its shareholders will not recognize any gain or loss upon receipt of the Acquired Funds' assets.

   In addition, following the Acquisitions, the capital loss carryovers (together with any current year loss and net unrealized depreciation in the value of the assets) of the Acquired Funds will be subject to an annual limitation for federal income tax purposes. Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. This limitation may result in a portion of the capital loss carryovers of the Acquired Funds, which might otherwise have been utilized to offset future capital gains, to expire unutilized.

   As of March 31, 2005, Minnesota II and Minnesota III had capital loss carryovers that expire as follows:


                    YEAR                                                MINNESOTA II   MINNESOTA III
                    ----                                                ------------   -------------
                    2006                                                        --          $6,539
                    2007                                                        --              --
                    2008                                                  $376,004         $56,856
                    2009                                                  $175,804        $153,308
                    2010                                                    $8,416              --
                    2011                                                        --              --
                    2012                                                        --              --
                                                                          --------        --------
                    Total:                                                $560,224        $216,703
                                                                          ========        ========


   As of March 31, 2005, Minnesota III had net unrealized appreciation in the value of its assets of $1,765,512. For each taxable year following the Acquisitions, the Acquiring Fund generally will be able to use a maximum of approximately $1.1 million of Minnesota III's capital loss carryovers based on its NAV on the Closing Date multiplied by a rate published by the Internal Revenue Service for change of control transactions (currently 4.24%). The Acquiring Fund will have to pro rate this annual limitation for the remainder of its taxable year in which the Acquisition closes.

   COMPARISON OF ACQUIRING AND ACQUIRED FUND SHARES

   The following is only a general discussion of certain characteristics of, and material differences between, the shares of each Fund, and is not a complete description of the Funds' organizational documents. Further information about each Fund's shareholder rights is contained in each Fund's prospectus and organizational documents and in relevant state law.

   GENERAL

   The rights, terms and preferences of shareholders of all three Funds are substantially similar. All three Funds are organized as Minnesota corporations and issue two classes of shares -- common and preferred. The rights, terms and preferences of the Funds' shares are controlled by Minnesota law as well as by each Fund's Articles of Incorporation, as amended from time to time ("Articles of Incorporation"). Certain other corporate governance provisions are contained in the bylaws of each Fund, as amended from time to time (the "Bylaws"). The provisions of each Fund's Articles of Incorporation and Bylaws are substantially similar. Subject to the 1940 Act, Minnesota law, the Articles of Incorporation and the Bylaws, each of the Funds is governed by a Board of Directors that is elected annually and currently consists of the same individuals.

   CAPITALIZATION

   As of September 30, 2005, the capitalization of each of the Funds was as:

                               (1)                            (2)                    (3)
                       FUND/TITLE OF CLASS             AMOUNT AUTHORIZED     AMOUNT OUTSTANDING
               --------------------------------------------------------------------------------
               MINNESOTA I
                            Common                   200,000,000             2,594,700
                            Preferred                1,000,000               400
                                                     Municipal Income
                                                     Preferred Shares: 400

TABLE (CONTINUED) FROM PREVIOUS PAGE

                               (1)                            (2)                    (3)
                       FUND/TITLE OF CLASS             AMOUNT AUTHORIZED     AMOUNT OUTSTANDING
               --------------------------------------------------------------------------------
               MINNESOTA II
                            Common                   200,000,000             7,252,200
                            Preferred                1,000,000               Series A: 600
                                                     Municipal Income        Series B: 600
                                                     Preferred Shares:       Total: 1,200
                                                     Series A: 600
                                                     Series B: 600
                                                     Series C: 400
                                                     Series D: 300
                                                     Total: 1,900
               --------------------------------------------------------------------------------
               MINNESOTA III
                            Common                   200,000,000             1,837,200
                            Preferred                1,000,000               300
                                                     Municipal Income
                                                     Preferred Shares: 300
               --------------------------------------------------------------------------------


   COMMON SHARES

   Dividend Rights, Policies and Limitations The terms and conditions relating to dividends and distributions for Minnesota I and III are substantially similar to the terms and conditions described above for the Acquiring Fund under "Information About the Acquisitions -- Material Features of the Acquisitions -- Description of Acquiring Fund Common Shares to Be Issued -- Distributions." The restrictions on the payment of dividends to holders of the Acquired Fund Common Shares are substantially similar to the restrictions on the payment of dividends to holders of the Acquiring Fund Common Shares discussed above under "Principal Risk Factors -- Potential Restrictions on Acquiring Fund's Payment of Dividends." To the extent that a Fund engages in a managed or level dividend policy, if the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to pay for these distributions, and therefore these payments may represent a reduction of the shareholders' principal investment. These "returns of capital" are generally not taxable as income under the Code.

   Dividend Reinvestment Plan The dividend reinvestment plans for Minnesota I and Minnesota III are substantially similar to the DRIP described above under "Information About the Acquisitions -- Material Features of the Acquisitions -- Description of Acquiring Fund Common Shares to be Issued -- Dividend Reinvestment Plan." All three Funds use the same DRIP Agent. Shareholders of Minnesota I are automatically enrolled in that Fund's DRIP unless they notify the DRIP Agent that they do not wish to participate. Shareholders of Minnesota III will receive their dividends in cash unless they elect to participate in that Fund's DRIP by notifying the DRIP Agent.

   Voting Rights The common shares of each Fund have no right to cumulative voting in the election of directors. The rights of holders of each Fund's Common Shares, as set forth in each Fund's Articles of Incorporation, may not be modified other than by a vote of not less than a majority of that Fund's outstanding Common Shares. For more information about the voting rights of Common Shares, see the section below entitled "Information About the Acquisitions -- Comparison of Acquiring and Acquired Fund Shares -- Provisions for Delaying or Preventing Changes in Control."

   Other Rights and Characteristics The Common Shares of all three Funds were, and the Acquiring Fund Common Shares issued in connection with the Acquisitions will be, when issued in accordance with the terms of their respective prospectuses, fully paid, non-assessable, and have no preference, preemptive, conversion, liquidation or subscription rights.

   PREFERRED SHARES

   General The Statements for the Series C and D Preferred Shares are identical in all material respects to those of the corresponding Acquired Fund Preferred Shares, and are substantially similar to those of the Series A and B Preferred Shares, with respect to their preferences, voting powers, restrictions, limitations as to dividends, qualifications, liquidation rights, and terms and conditions of redemption. The Series A, B, C and D Preferred Shares will all rank on parity with each other as to the payment of dividends and the distribution of assets upon liquidation, and all carry one vote per share on all matters on which such shares are entitled to vote. The Acquired Fund Preferred Shares and the Series A and B Preferred Shares were, and the

Series C and D Preferred Shares will be, when issued in accordance with their respective Statements and prospectuses, fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See generally the discussion above entitled "Information About the Acquisitions -- Material Features of the Acquisitions -- Description of Acquiring Fund Preferred Shares to be Issued."

   Dividends The rights, terms and preferences as to dividends of the Acquired Fund Preferred Shares and the Series A and B Preferred Shares are substantially similar to those of the Series C and D Preferred Shares described above under "Information About the Acquisitions -- Material Features of the Acquisitions -- Description of Acquiring Fund Preferred Shares to be Issued." The restrictions on the payment of dividends to holders of the Acquired Fund Preferred Shares and Series A and B Preferred Shares are substantially similar to the restrictions on the payment of dividends to holders of Series C and D Preferred Shares discussed above under "Principal Risk Factors -- Potential Restrictions on Acquiring Fund's Payment of Dividends." Each of the Acquired Fund Preferred Shares and the Series A and B Preferred Shares currently have Dividend Periods of 28 days. The Acquisition is designed so that, after the Initial Dividend Periods for the Series C and D Preferred Shares, the Acquiring Fund's four Series of Preferred Shares will each have Dividend Periods of 28 days, and will each be remarketed in a different week.

   Voting Rights The voting rights for each of the Acquired Fund Preferred Shares and Series A and B Preferred Shares are substantially similar to those of the Series C and D Preferred Shares as described above under "Information About the Acquisitions -- Material Features of the Acquisitions -- Description of Acquiring Fund Preferred Shares to be Issued -- Voting Rights." See also the section below entitled "Information About the Acquisitions -- Comparison of Acquiring and Acquired Fund Shares -- Provisions for Delaying or Preventing Changes in Control."

   In addition to the voting rights described above, the Statement for the Series A and B Preferred Shares provides that (unless a higher percentage vote is required under the Articles) the affirmative vote of the holders of a majority of the outstanding shares of the Series A and B Preferred Shares, each voting as a separate class, is required with respect to any matter that materially affects the Series in a manner different from that of other series or classes of the Acquiring Fund, including, without limitation, any proposal to do the following:

          o Increase or decrease the aggregate number of authorized Series A and B Preferred Shares;

          o Effect an exchange, reclassification or cancellation of all or part of the Series A and B Preferred Shares;

          o Effect an exchange, or create a right of exchange, of all or any part of the Series A and B Preferred Shares;

          o Change the rights or preferences of the Series A and B Preferred Shares;

          o Change the Series A and B Preferred Shares, whether with or without par value, into the same or a different number of shares, either with or without par value, of the same or another class or series;

          o Create a new class or series of shares having rights and preferences prior and superior to the Series A and B Preferred Shares, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the Series A and B Preferred Shares; or

          o Cancel or otherwise affect distributions on the Series A and B Preferred Shares that have accrued but have not been declared.

   The vote of holders of Series A and B Preferred Shares described above is in addition to any separate vote of Acquiring Fund Shares necessary to authorize the action in question.

   Changes to the Statements Certain calculations in the Statements for Series C and D Preferred Shares, such as the Preferred Share Basic Maintenance Amount, were revised from the corresponding statements of the Acquired Fund Preferred Shares to take into account the fact that, if the Acquisitions are completed, the Acquiring Fund will have four Series of outstanding Acquiring Fund Preferred Shares. Holders of each Fund's Preferred Shares are currently exclusively entitled to elect two directors to the Boards of their respective Funds. If the Acquisitions are completed, holders of all four Series of Acquiring Fund Preferred Shares, voting together as a class, will be exclusively entitled to elect two directors to the Board of the Acquiring Fund. Similarly, holders of each Fund's Preferred Shares currently have the exclusive ability to elect a majority of their Fund's Board of Directors if that Fund fails to pay dividends on its Preferred Shares for two years or more. If the Acquisition is completed, holders of all four Series of Acquiring Fund Preferred Shares, voting together as a class, will have the exclusive ability to elect a majority of the Acquiring Fund's Board of Directors if the Acquiring Fund fails to pay dividends on any of the Acquiring Fund's Preferred Shares for two years or more.

   Securities Ratings The Series A and B Preferred Shares and each of the Acquired Fund Preferred Shares are currently rated "AAA" by S&P and "Aaa" by Moody's. The Rating Agencies have provided written confirmation that the Series C and D Preferred Shares will receive the same rating that the Rating Agencies currently provide to each of the corresponding Acquired Fund Preferred Shares, and that the Acquisitions will not impair the rating of the Series A and B Preferred Shares. Receiving the highest rating available from each Rating Agency is important to the Funds because it allows each Fund to pay lower dividends on its Preferred Shares than would likely be the case if the Fund's Preferred Shares received a lower rating. This, in turn, leaves more income available for distribution to holders of Common Shares than would likely be the case if the Fund's Preferred Shares received a lower rating.

   The ratings provided by the Rating Agencies are largely based on each Fund's adherence to the Rating Agency guidelines, such as those described in this Proxy Statement/Prospectus and set forth in detail in the Statements attached as Exhibits to this Proxy Statement/Prospectus. The guidelines for the Acquired Fund Preferred Shares and for the Series A and B Preferred Shares are substantially similar to those of the Series C and D Preferred Shares described above under "Information About the Acquisitions -- Material Features of the Acquisitions -- Description of Acquiring Fund Preferred Shares to be Issued." Each Fund complies, and intends to continue to comply, with these guidelines. These guidelines establish criteria for the selection of each Fund's investments, including the credit quality of each Fund's portfolio securities, and also impose limitations on the kinds of instruments the Funds may use or in which they may invest.

   Obligations with a Moody's ranking of "Aaa" are judged by Moody's to be of the highest quality with minimal credit risk. The "AAA" rating is the highest rating assigned by S&P, indicating S&P's assessment that the obligor's capacity to meet its financial commitment on the obligation is extremely strong. A security rating is not a recommendation to buy, sell or hold a security, and the rating may be subject to revision or withdrawal at any time by the Rating Agency. Each rating should be evaluated independently of any other rating.

   PROVISIONS FOR DELAYING OR PREVENTING CHANGES IN CONTROL

   Each Fund's Articles of Incorporation contain provisions designed to prevent or delay changes in control of that Fund. Each Fund's Articles of Incorporation provide that, unless an action has been previously approved by the affirmative vote of two-thirds of a Fund's Board of Directors, an affirmative vote of two-thirds of the outstanding Common and Preferred Shares, voting together as a single class, is required to approve, adopt or authorize:

          o    A conversion of the Fund from a closed-end to an open-end fund;

          o A merger or consolidation with any other corporation, or a reorganization or recapitalization;

          o A sale or transfer of all or substantially all of the assets of the Fund (other than in the ordinary course of the Fund's investment activities); or

          o    A liquidation or dissolution of the Fund.

   If two-thirds of a Fund's Directors have approved any of the actions listed above, then the action may be approved by the affirmative vote of a majority of the outstanding Common and Preferred Shares entitled to vote, voting together as a single class. If the action adversely affects the holders of Preferred Shares, then the action will also require the affirmative vote of the holders of two-thirds of the Preferred Shares, voting together as a separate class. If the action has been approved by two-thirds of the Fund's Board of Directors, however, the Preferred Shares may approve the action by a majority vote. The provision of each Fund's Articles of Incorporation that sets forth these voting standards may only be amended or repealed by the affirmative votes of two-thirds of the outstanding Common and Preferred Shares entitled to vote, voting together as a single class. These voting standards are in addition to any other separate voting requirements for the Preferred Shares.

   TAXES

   Each Fund intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. Each Fund intends to distribute virtually all of its net investment income and net realized capital gains at least once a year. Distributions by a Fund will consist primarily of exempt-interest dividends from interest earned on Minnesota Municipal Obligations. In general, exempt-interest dividends are exempt from federal income tax. However, a Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to shareholders as ordinary dividends.

   Exempt-interest dividends paid are taken into account when determining the taxable portion of an investor's Social Security or railroad retirement benefits. The Funds may invest a portion of their assets in private activity bonds. The income from these bonds will be a preference item when determining an investor's federal or Minnesota AMT. See the discussion above on AMT under "Principal Risk Factors - Investment Risks - Alternative Minimum Tax."

   Exempt-interest dividends from interest earned on municipal obligations of a state, or of its political subdivisions, generally will be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on investments in municipal obligations of other states.

   EXISTING AND PRO FORMA CAPITALIZATION

   The following tables set forth, as of March 31, 2005, the separate capitalizations of the Acquiring Fund and the Acquired Funds, and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the proposed Acquisitions. The capitalization of the Acquiring Fund is likely to be different when the Acquisitions are consummated.

                           MINNESOTA I + MINNESOTA II

      -----------------------------------------------------------------------------------------------------------------------------
                                                                                                            MINNESOTA II AFTER THE
                                                                            MINNESOTA I    MINNESOTA II    ACQUISITION (ESTIMATED)*
      -----------------------------------------------------------------------------------------------------------------------------
     Net Assets                                                             $37,737,594     $107,957,875          $145,545,469**
     Common Shares Outstanding                                                2,594,700        7,252,200             9,783,969
     Net Asset Value per Common Share                                            $14.54           $14.89                $14.88**
     Preferred Shares Outstanding                                                   400    Series A: 600         Series A: 600
                                                                                           Series B: 600         Series B: 600
                                                                                            Total: 1,200         Series C: 400
                                                                                                                  Total: 1,600
     Liquidation Preference                                                     $50,000          $50,000               $50,000
      -----------------------------------------------------------------------------------------------------------------------------


                          MINNESOTA III + MINNESOTA II

      -----------------------------------------------------------------------------------------------------------------------------
                                                                                                            MINNESOTA II AFTER THE
                                                                          MINNESOTA III    MINNESOTA II    ACQUISITION (ESTIMATED)*
      -----------------------------------------------------------------------------------------------------------------------------
     Net Assets                                                            $25,719,745      $107,957,875          $133,527,620**
     Common Shares Outstanding                                               1,837,200         7,252,200             8,976,101
     Net Asset Value per Common Share                                           $14.00            $14.89                $14.88**
     Preferred Shares Outstanding                                                  300     Series A: 600         Series A: 600
                                                                                           Series B: 600         Series B: 600
                                                                                            Total: 1,200         Series D: 300
                                                                                                                  Total: 1,500
     Liquidation Preference                                                    $50,000           $50,000               $50,000
      -----------------------------------------------------------------------------------------------------------------------------

* If the Acquisitions are approved for both Acquired Funds, the pro forma capitalization of the Acquiring Fund would be as follows:

        --------------------------------------------------------------------------------
                                                                  MINNESOTA II AFTER THE
                                                                 ACQUISITION (ESTIMATED)
        --------------------------------------------------------------------------------
        Net Assets                                                      171,190,214**
        Common Shares Outstanding                                        11,507,870
        Net Asset Value per Common Share                                      14.88**
        Preferred Shares Outstanding                                  Series A: 600
                                                                      Series B: 600
                                                                      Series C: 400
                                                                      Series D: 300
                                                                       Total: 1,900
        Liquidation Preference                                              $50,000
        --------------------------------------------------------------------------------

**   Reflects estimated costs of the Acquisitions of $75,000 for each Fund.

                          INFORMATION ABOUT THE FUNDS


   GENERAL DESCRIPTION

   ORGANIZATION; INVESTMENT COMPANY CLASSIFICATION

   Each of the Funds is organized as a Minnesota corporation. Minnesota I was organized on February 20, 1992; Minnesota II was organized on December 29, 1992; and Minnesota III was organized on August 4, 1993.

   Each of the Acquired Funds is registered under the 1940 Act as a non-diversified, closed-end management investment company; the Acquiring Fund is registered as a diversified, closed-end management investment company. "Non-diversified" means that an Acquired Fund is not limited in the amount it can invest in a single issuer, although each Acquired Fund intends to operate within the diversification requirements of the Code for regulated investment companies. A "diversified" fund like the Acquiring Fund is limited by the 1940 Act in the amount that it may invest in a single issuer. A closed-end fund (unlike an "open-end" or "mutual" fund) generally does not continuously sell and redeem its shares -- in the case of the Funds, Common Shares are bought and sold on the Exchange. A "management" investment company is "managed" by an investment adviser -- DMC in the case of the Funds -- who buys and sells portfolio securities on behalf of the investment company. A Fund would need to obtain shareholder approval to become an open-end fund and the Acquiring Fund would require shareholder approval to become non-diversified, although the Acquired Funds would not require shareholder approval to become diversified.

   INVESTMENT OBJECTIVE AND POLICIES

   Investment Objective Each Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital. This investment objective is classified as "non-fundamental," which means that each Fund's Board of Directors may change a Fund's investment objective without shareholder approval, but will notify Fund shareholders before any such change becomes effective.

   Investment Strategy Each Fund intends to emphasize investments in Minnesota Municipal Obligations. Each Fund may also:

          o Invest up to 20% of its total assets in unrated Minnesota Municipal Obligations determined by DMC to be of comparable quality to investment grade rated Minnesota Municipal Obligations;

          o Continue to hold Municipal Obligations that have been downgraded by Moody's or S&P below investment grade after purchase, although no more than 5% of a Fund's total assets will consist of securities that have been downgraded to a rating below Baa or BBB or, in the case of unrated securities, that have been determined by DMC to be of a quality lower than securities rated Baa or BBB by Moody's or S&P, respectively;

          o Invest up to 20% of the Fund's total assets in securities that generate interest that is subject to federal and Minnesota AMT;

          o Purchase Minnesota Municipal Obligations on a "when-issued" basis and purchase or sell Minnesota Municipal Obligations on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interests rates and prices; and

          o Invest without limit in Minnesota Municipal Obligations issued to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets.

   In addition, Minnesota III may invest to a greater extent than the other Funds in Minnesota Municipal Obligations that carry variable or floating rates of interest, and may invest up to 20% of its total assets in variable rate Minnesota Municipal Obligations whose rates vary inversely with changes in market rates of interest (so-called "inverse floaters"). Minnesota III may also invest to a greater extent than the other Funds in custodial receipts or certificates that evidence ownership of future interest payments, principal payments or both on certain municipal securities. Because the Acquiring Fund does not invest to the same extent in these instruments, it may have a lower yield and total return than Minnesota III, but it may also tend to exhibit less volatility than Minnesota III.

   OTHER INVESTMENT POLICIES AND STRATEGIES

   In addition to Minnesota Municipal Obligations, the Funds may also invest using the following instruments and strategies.

   Inverse Floating Rate Securities Inverse floaters are a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. The market values of inverse floaters are generally more volatile than other tax-exempt investments.

   Advanced Refunded Bonds The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt either to reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the transaction is known as a "current refunding."

   "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the refunding transaction. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered to be "pre-refunded" when proceeds of the refunding are escrowed only until a permitted call date, with the refunded issue being redeemed at that time.

   Bonds become "defeased" when their rights, interests and lien on the pledged revenues or other security are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call date. Escrow secured bonds will often receive the equivalent of a "AAA" rating from a Rating Agency due to the strong credit quality of the escrowed securities and the irrevocable nature of the escrow deposit agreement.

   Restricted Securities Restricted securities are privately placed securities whose resale is restricted under federal securities law. Each Fund may invest in restricted securities, including those that are eligible for resale only among certain institutional buyers without registration (commonly known as "Rule 144A" securities), without limitation if certain liquidity criteria are satisfied. Restricted securities that are determined to be illiquid may not exceed each Fund's 15% limit on investments in illiquid securities, which is described below.

   Illiquid Securities Illiquid securities are securities that do not have a ready market and cannot be easily sold within seven days at a price that is approximately equal to their value as assessed by the Fund. Illiquid securities include repurchase agreements maturing in more than seven days. Each Fund may not invest more than 15% of its net assets in illiquid securities. The Rating Agency guidelines may further limit each Fund's investments in illiquid securities.

   Temporary Defensive Investments Each Fund may invest in a temporary defensive manner when DMC believes that the Fund will be affected by adverse market conditions. When investing in this manner, a Fund may hold all or a substantial part of its assets in short-term, high quality securities which may be either tax-exempt or taxable. Tax-exempt temporary securities include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such Minnesota Municipal Obligations maturing in three years or less from the date of issuance) and municipal commercial paper. Each Fund may invest only in taxable temporary investments that are U.S. Government securities. To the extent that a Fund invests in a temporary defensive manner, the Fund may not be able to achieve its investment objective.

   Portfolio Trading and Turnover Rate Portfolio trading may be undertaken to accomplish the investment objective of a Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what DMC believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for those bonds, as compared with other bonds of like quality and characteristics. Each Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will generally not engage in trading solely to recognize a gain.

   Subject to the foregoing, each Fund will attempt to achieve its investment objective by prudent selection of Minnesota Municipal Obligations with a view to holding them for investment. Each Fund anticipates that its annual portfolio turnover will not exceed 100%. However, the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of a Fund may exceed 100% in particular years. Trading of the Fund's portfolio securities will result in increased transaction costs to the Funds.

   FUNDAMENTAL INVESTMENT RESTRICTIONS

   Each Fund considers the restrictions below to be "fundamental," which means that they can only be changed by the vote of a majority of the outstanding voting securities of that Fund.

   Concentration Each Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

   Borrowing and Senior Securities Each Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

   Underwriting Each Fund may not underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended.

   Real Estate Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

   Commodities Each Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

   Lending Each Fund may not make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

   HOW THE FUNDAMENTAL INVESTMENT RESTRICTIONS ARE INTERPRETED

   When applying the limitations on concentration, a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, will be deemed to be the issuer if the security is backed only by the assets and revenues of the non-governmental issuer. In addition, each type of utility and each health care sector shall be deemed to be a separate industry. For example, the water, sewer and electric industries shall be deemed to be separate industries and hospitals and nursing homes shall be deemed to be separate industries.

   Certain restrictions imposed by the Rating Agencies on borrowing money, lending securities, buying and selling futures contracts, and writing put and call options are not fundamental policies and may be changed by a Fund from time to time without shareholder approval. If there are Preferred Shares outstanding, however, a Fund will only change these restrictions if it receives written confirmation from the applicable Rating Agency that the change would not impair the rating assigned to the Preferred Shares.

   Except with respect to a Fund's borrowing policy, the fundamental investment restrictions and limitations will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

   HEDGING STRATEGIES

   Certain hedging strategies in which a Fund may engage may give rise to income that is subject to regular federal income tax. In addition, compliance with the guidelines established by the Rating Agencies in connection with a Fund's receipt of a rating for its Preferred Shares will restrict the Fund's ability to engage in these hedging strategies. Accordingly, no Fund engages in these hedging strategies to a significant extent.

   Interest Rate Transactions For hedging purposes, each Fund may enter into interest rate swaps and the purchase and sale of interest rate caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the average weighted maturity of the Fund's portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing. The Funds intend to use these transactions as a hedge and not as a speculative investment. The Funds will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated at least "A" or the equivalent by at least one nationally recognized rating organization at the time of entering into the transaction.

   Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a hypothetical amount of principal. A Fund may enter into any amount of interest rate swaps.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a hypothetical principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a hypothetical principal amount from the party selling the interest rate floor. Each Fund may not sell interest rate caps or floors based on securities that it does not own. The aggregate purchase price of caps and floors held by a Fund may not exceed 5% of the Fund's assets. However, each Fund may sell (i.e. write) caps and floors without limitation, as long as it segregates liquid assets in an amount sufficient to cover its obligations under the cap or floor.

   Futures Contracts A futures contract is an agreement to purchase or sell a security at a specified price and on a specified date. To hedge the value of its portfolio securities that might be affected by a change in interest rates and for other risk management purposes, each Fund may enter into futures contracts on debt securities, baskets of debt securities or indices of prices of debt securities, other financial indices and U.S. Government debt securities.

   Calls on Securities and Futures A call option ("calls") gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security or futures contract at the exercise price at any time or at a specified time during the option period. Each Fund may sell or purchase calls on Minnesota Municipal Obligations that are traded on the U.S. securities exchanges and in the over-the-counter markets. Each Fund may also sell or purchase calls on futures contracts on those Minnesota Municipal Obligations. Each Fund will only write (sell) calls on securities or futures contracts it owns, or will segregate liquid assets in an amount sufficient to purchase the underlying security or futures contract, adjusted to changes in market prices on a daily basis.

   Puts on Securities and Futures A put option ("puts") gives the purchaser of the option the right to sell, and obligates the seller to buy, the underlying security or futures contract at the exercise price at any time or at a specified time during the option period. Each Fund may purchase puts that relate to Minnesota Municipal Obligations or futures on Minnesota Municipal Obligations. Each Fund may also sell puts on Minnesota Municipal Obligations or futures on Minnesota Municipal Obligations if the Fund's continuing obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having an aggregate value not less than the exercise price. Each Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions.

   Rating Agency Guidelines on Hedging For as long as a Fund's Preferred Shares are rated by Moody's, the Fund may engage in transactions in options on securities, futures contracts on certain bond indices or U.S. treasury bonds, and options on those futures contracts, only when consistent with the asset maintenance requirements of the applicable Statement for the Preferred Shares, unless the Fund receives written confirmation from Moody's that engaging in such transactions would not impair the ratings assigned by Moody's to that Fund's Preferred Shares. For as long as a Fund's Preferred Shares are rated by S&P, the Fund will not buy or sell futures contracts or options on futures contracts or write put options or call options on portfolio securities unless it receives written confirmation from S&P that engaging in those transactions will not impair the ratings assigned by S&P to that Fund's Preferred Shares. However, while a Fund's Preferred Shares are rated by S&P, it may buy and sell futures contracts based on certain bond indices or U.S. treasury bonds, purchase put and call options on those futures contracts, and write covered call options and "secured" put options (i.e., put options for which the Fund has segregated cash and/or liquid securities in an amount equal to the put obligation, adjusted to changes in market prices on a daily basis) on those futures contracts or on portfolio securities, subject to the limitations of the asset maintenance requirements in the applicable Statement.

   SHARE PRICE DATA

   The Exchange is the principal trading market for the Acquired Fund and Acquiring Fund Common Shares. The following tables show the quarterly history of public trading on the Exchange of each Fund's Common Shares for the last two fiscal years of the Funds and for each full quarter since the beginning of the current fiscal year.

                                  MINNESOTA I



                                                                                                                      PERCENTAGE
                                                                                                                       PREMIUM/
                                                                               NET ASSET VALUE     MARKET PRICE       (DISCOUNT)
                                                                               ---------------    ---------------    -------------
QUARTER ENDED                                                                  HIGH      LOW      HIGH       LOW     HIGH     LOW
----------------------------------------------------------------------------------------------------------------------------------
September 30, 2005                                                            $15.09    $14.70   $15.34    $14.15     2.13%  (5.03%)
June 30, 2005                                                                  15.19     14.58    15.22     14.18    13.43%  (3.99%)
March 31, 2005                                                                 15.29     14.48    17.03     15.07    14.37%   3.65%
December 31, 2004                                                              15.00     14.56    16.71     15.85    13.78%   6.02%
September 30, 2004                                                             14.98     14.23    16.30     14.58     9.66%   1.32%
June 30, 2004                                                                  14.99     13.88    16.60     13.86    10.74%  (1.90%)
March 31, 2004                                                                 15.46     14.84    16.87     15.64    12.37%   4.69%
December 31, 2003                                                              15.18     14.72    15.65     14.79     4.82%  (0.80%)
September 30, 2003                                                             15.74     14.61    16.42     13.95     5.05%  (5.49%)
June 30, 2003                                                                  16.16     15.32    16.70     15.72     4.49%   0.19%
March 31, 2003                                                                 15.68     15.19    16.60     15.55     6.75%   1.43%


                                  MINNESOTA II


                                                                                                                      PERCENTAGE
                                                                                                                       PREMIUM/
                                                                               NET ASSET VALUE     MARKET PRICE       (DISCOUNT)
                                                                               ---------------    ---------------    -------------
QUARTER ENDED                                                                  HIGH      LOW      HIGH       LOW     HIGH     LOW
----------------------------------------------------------------------------------------------------------------------------------
September 30, 2005                                                            $15.38    $15.03   $15.99    $15.14     5.21%  (0.59%)
June 30, 2005                                                                  15.47     14.93    17.58     15.77    14.08%   3.64%
March 31, 2005                                                                 15.55     14.83    17.45     16.09    16.64%   4.48%
December 31, 2004                                                              15.31     14.93    16.75     15.74    10.93%   3.08%
September 30, 2004                                                             15.24     14.59    16.70     15.08    10.74%   2.17%
June 30, 2004                                                                  15.26     14.25    16.72     13.97     9.57%  (2.84%)
March 31, 2004                                                                 15.64     15.11    17.10     15.98    11.26%   4.92%
December 31, 2003                                                              15.21     14.65    16.50     15.28     9.49%   1.86%
September 30, 2003                                                             15.30     14.40    16.19     14.48     7.12%  (0.34%)
June 30, 2003                                                                  15.68     14.93    16.44     15.18     6.34%   0.32%
March 31, 2003                                                                 15.23     14.74    15.50     14.95     4.39%   0.33%


                                 MINNESOTA III



                                                                                                                      PERCENTAGE
                                                                                                                       PREMIUM/
                                                                               NET ASSET VALUE     MARKET PRICE       (DISCOUNT)
                                                                               ---------------    ---------------    -------------
QUARTER ENDED                                                                  HIGH      LOW      HIGH       LOW     HIGH     LOW
----------------------------------------------------------------------------------------------------------------------------------
September 30, 2005                                                            $14.46    $14.11   $15.00    $13.85     4.08%  (3.08%)
June 30, 2005                                                                  14.57     14.04    16.35     14.84    14.42%   2.55%
March 31, 2005                                                                 14.62     13.95    16.80     15.25    18.69%   6.79%
December 31, 2004                                                              14.39     14.02    15.85     15.05    11.82%   5.17%
September 30, 2004                                                             14.38     13.74    15.50     13.84     8.99%   0.73%
June 30, 2004                                                                  14.45     13.41    16.16     13.09    12.82%  (2.97%)
March 31, 2004                                                                 14.85     14.33    16.39     15.35    11.65%   6.24%
December 31, 2003                                                              14.42     13.93    15.64     14.00     8.61%  (2.17%)
September 30, 2003                                                             14.59     13.67    15.15     13.13     5.98%  (4.96%)
June 30, 2003                                                                  14.94     14.16    15.21     14.49     4.01%  (0.47%)
March 31, 2003                                                                 14.46     13.94    14.95     13.86     4.27%  (1.07%)

   As of October 10, 2005, the NAV per Common Share, market price per Common Share and premium/(discount) for each Fund was as follows:



                                    FUND                                                                           PERCENTAGE
                                    ----                                      NET ASSET VALUE    MARKET PRICE   PREMIUM/(DISCOUNT)
                                                                              ---------------    ------------   ------------------
Minnesota I                                                                         $14.74           $14.59             (1.02%)

Minnesota II                                                                         15.04            15.70              4.39%

Minnesota III                                                                        14.15            14.29              0.99%


   Common Shares of each Fund trade on the Exchange at a market price that is determined by current supply and demand conditions. The market price of a Fund's Common Shares may or may not be the same as the Fund's NAV -- that is, the value of the portfolio securities owned by the Fund less its liabilities. Sometimes the market price of a Fund's Common Shares has exceeded its NAV, in which case the Fund's Common Shares are said to be "trading at a premium." At other times, the market price of a Fund's Common Shares have traded at less than its NAV, in which case the Fund's Common Shares are said to be "trading at a discount." It is very difficult to identify the factors that cause a closed-end fund to trade at a premium or a discount. There is very little that a closed-end fund's board of directors can do to reduce or eliminate a closed-end fund's discount over the long term, other than liquidating the closed-end fund entirely, turning it into an open-end fund or taking similar drastic measures that fundamentally alter the character of the fund. Some short-term measures, such as stock repurchases and tender offers, tend to dilute a closed-end fund's assets but do not typically have a long-term effect on the discount. Other short-term measures, such as managed dividend programs, may not have a consistent long-term effect on discounts.

   While the Board of Directors of each Fund has determined that the Acquisitions are in the best interests of each Fund's shareholders, there is no expectation that the Acquisitions will have any long-term effect or influence on whether the Acquiring Fund trades at a discount or a premium after the Acquisitions. Whether a Fund has been trading at a premium or discount was not a significant factor in each Board's approval of the applicable Plan and recommendation for approval to Fund shareholders. The Acquiring Fund's Board of Directors will continue to monitor the discount or premium at which the Acquiring Fund trades after the Acquisitions, but it may or may not take any action to address the discount or premium.

FINANCIAL HIGHLIGHTS

   Selected data for each share of Minnesota I outstanding throughout each period were as follows:


                                                                          DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC.
                                                                                                   YEAR ENDED
                                                                               3/31/05   3/31/04    3/31/03    3/31/02(1)   3/31/01
                                                                               -------   -------    -------    ----------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $15.020   $15.460    $14.640     $14.790     $14.060
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                            0.896     0.999      1.119       1.191       1.155
Net realized and unrealized gain (loss) on investments                          (0.294)    0.130      0.758      (0.323)      0.732
Dividends on preferred stock from:
 Net investment income                                                          (0.117)   (0.054)    (0.094)     (0.178)     (0.317)
 Net realized gain on investments                                               (0.001)   (0.047)    (0.008)        ---         ---
                                                                               -------   -------    -------     -------     -------
Total dividends on preferred stock                                              (0.118)   (0.101)    (0.102)     (0.178)     (0.317)
                                                                               -------   -------    -------     -------     -------
Total from investment operations                                                 0.484     1.028      1.775       0.690       1.570
                                                                               -------   -------    -------     -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS TO
 COMMON SHAREHOLDERS FROM:
Net investment income                                                           (0.953)   (0.938)    (0.890)     (0.840)     (0.840)
Net realized gain on investments                                                (0.011)   (0.530)    (0.065)        ---         ---
                                                                               -------   -------    -------     -------     -------
Total dividends and distributions                                               (0.964)   (1.468)    (0.955)     (0.840)     (0.840)
                                                                               -------   -------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD                                                 $14.540   $15.020    $15.460     $14.640     $14.790
                                                                               =======   =======    =======     =======     =======
MARKET VALUE, END OF PERIOD                                                    $15.070   $16.600    $16.000     $14.450     $14.300
                                                                               =======   =======    =======     =======     =======
TOTAL INVESTMENT RETURN BASED ON:(2)
Market value                                                                     (3.52%)   13.86%     17.74%       7.00%      12.09%
Net asset value                                                                   2.88%     6.62%     12.29%       4.81%      11.83%

TABLE (CONTINUED) FROM PREVIOUS PAGE

                                                                          DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC.
                                                                                                  YEAR ENDED
                                                                           3/31/05     3/31/04     3/31/03    3/31/02(1)    3/31/01
                                                                           --------   --------    --------    ----------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period
 (000 omitted)                                                             $ 37,738   $ 38,978    $ 40,122     $ 37,996    $ 33,386
Ratio of expenses to average net assets applicable to
 common shares(3)                                                              1.27%      1.20%       1.21%        1.13%       1.23%
Ratio of net investment income to average net assets
 applicable to common shares(3)                                                6.12%      6.57%       7.35%        8.00%       8.22%
Ratio of net investment income to average net assets
 applicable to common shares net of dividends to
 preferred shares(4)                                                           5.31%      5.90%       6.68%        6.84%       6.00%
Portfolio turnover                                                               12%        50%         38%          15%          6%

LEVERAGE ANALYSIS:
Value of preferred shares outstanding (000 omitted)                        $ 20,000   $ 20,000    $ 20,000     $ 20,000    $ 20,000
Net asset coverage per share of preferred shares,
 end of period                                                             $144,344   $147,445    $150,306     $144,989    $145,964
Liquidation value per share of preferred shares(5)                         $ 50,000   $ 50,000    $ 50,000     $ 50,000    $ 50,000

---------------
(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was an increase in net investment income per share of $0.006, a decrease in net realized and unrealized gain (loss) per share of $0.006, and an increase in the ratio of net investment income to average net assets of 0.04%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5)  Excluding any accumulated but unpaid dividends.

   Selected data for each share of Minnesota II outstanding throughout each period were as follows:

                                                                               DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND
                                                                                                      II, INC
                                                                                                    YEAR ENDED
                                                                               3/31/05   3/31/04    3/31/03    3/31/02(1)   3/31/01
                                                                               -------   -------    -------    ----------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $15.280   $15.060    $14.280     $14.450     $13.590

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                            1.025     1.093      1.143       1.163       1.168
Net realized and unrealized gain (loss) on investments                          (0.237)    0.207      0.689      (0.313)      0.850
Dividends on preferred stock from:
 Net investment income                                                          (0.128)   (0.082)    (0.112)     (0.182)     (0.340)
                                                                               -------   -------    -------     -------     -------
Total dividends on preferred stock                                              (0.128)   (0.082)    (0.112)     (0.182)     (0.340)
                                                                               -------   -------    -------     -------     -------
Total from investment operations                                                 0.660     1.218      1.720       0.668       1.678
                                                                               -------   -------    -------     -------     -------
LESS DIVIDENDS TO COMMON SHAREHOLDERS FROM:
Net investment income                                                           (1.050)   (0.998)    (0.940)     (0.838)     (0.818)
                                                                               -------   -------    -------     -------     -------
Total dividends                                                                 (1.050)   (0.998)    (0.940)     (0.838)     (0.818)
                                                                               -------   -------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD                                                 $14.890   $15.280    $15.060     $14.280     $14.450
                                                                               =======   =======    =======     =======     =======
MARKET VALUE, END OF PERIOD                                                    $16.370   $16.800    $15.300     $14.050     $14.080
                                                                               =======   =======    =======     =======     =======
TOTAL INVESTMENT RETURN BASED ON: (2)
Market value                                                                      4.02%    16.87%     15.84%       5.75%      20.37%
Net asset value                                                                   4.03%     7.99%     12.19%       4.73%      13.06%

                                       29

TABLE (CONTINUED) FROM PREVIOUS PAGE

                                                                        DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC
                                                                                                  YEAR ENDED
                                                                           3/31/05     3/31/04     3/31/03    3/31/02(1)    3/31/01
                                                                           --------   --------    --------    ----------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period
 (000 omitted)                                                             $107,958   $110,828    $109,212     $103,573    $104,775
Ratio of expenses to average net assets applicable to
 common shares(3)                                                              1.00%      0.93%       1.03%        1.06%       1.01%
Ratio of net investment income to average net assets
 applicable to common shares(3)                                                6.85%      7.23%       7.74%        8.03%       8.42%
Ratio of net investment income to average net assets
 applicable to common shares net of dividends to
 preferred shares(4)                                                           6.00%      6.69%       6.99%        6.79%       5.96%
Portfolio turnover                                                               15%        34%         22%           7%          3%

LEVERAGE ANALYSIS:
Value of preferred shares outstanding (000 omitted)                        $ 60,000   $ 60,000    $ 60,000     $ 60,000    $ 60,000
Net asset coverage per share of preferred shares, end of period            $139,965   $142,357    $141,010     $136,311    $137,312
Liquidation value per share of preferred shares(5)                         $ 50,000   $ 50,000    $ 50,000     $ 50,000    $ 50,000

---------------
(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5)  Excluding any accumulated but unpaid dividends.

   Selected data for each share of Minnesota III outstanding throughout each period were as follows:

                                                                               DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND
                                                                                                     III, INC.
                                                                                                    YEAR ENDED
                                                                               3/31/05   3/31/04    3/31/03    3/31/02(1)   3/31/01
                                                                               -------   -------    -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $14.480   $14.290    $13.230     $13.420     $12.560

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                            0.961     1.034      1.084       1.064       1.065
Net realized and unrealized gain (loss) on investments                          (0.353)    0.119      0.918      (0.306)      0.889
Dividends on preferred stock from:
 Net investment income                                                          (0.128)   (0.083)    (0.112)     (0.183)     (0.336)
                                                                               -------   -------    -------     -------     -------
Total dividends on preferred stock                                              (0.128)   (0.083)    (0.112)     (0.183)     (0.336)
                                                                               -------   -------    -------     -------     -------
Total from investment operations                                                 0.480     1.070      1.890       0.575       1.618
                                                                               -------   -------    -------     -------     -------
LESS DIVIDENDS TO COMMON SHAREHOLDERS FROM:
 Net investment income                                                          (0.960)   (0.880)    (0.830)     (0.765)     (0.758)
                                                                               -------   -------    -------     -------     -------
Total dividends                                                                 (0.960)   (0.880)    (0.830)     (0.765)     (0.758)
                                                                               -------   -------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD                                                 $14.000   $14.480    $14.290     $13.230     $13.420
                                                                               =======   =======    =======     =======     =======
MARKET VALUE, END OF PERIOD                                                    $15.620   $16.160    $14.800     $13.000     $13.000
                                                                               =======   =======    =======     =======     =======
TOTAL INVESTMENT RETURN BASED ON: (2)
Market value                                                                      3.00%    15.76%     20.72%       5.93%      17.57%
Net asset value                                                                   3.03%     7.43%     14.53%       4.43%      13.54%

                                       30

TABLE (CONTINUED) FROM PREVIOUS PAGE

                                                                        DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC
                                                                                                  YEAR ENDED
                                                                           3/31/05     3/31/04     3/31/03    3/31/02(1)    3/31/01
                                                                           --------   --------    --------    ----------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period
 (000 omitted)                                                             $ 25,720   $ 26,601    $ 26,260     $ 24,306    $ 24,659
Ratio of expenses to average net assets applicable to
 common shares(3)                                                              1.33%      1.23%       1.32%        1.49%       1.42%
Ratio of net investment income to average net assets
 applicable to common shares(3)                                                6.82%      7.20%       7.80%        7.88%       8.30%
Ratio of net investment income to average net assets
 applicable to common shares net of dividends to
 preferred shares(4)                                                           5.92%      6.62%       6.99%        6.56%       5.68%
Portfolio turnover                                                               12%        41%         23%           5%          5%

LEVERAGE ANALYSIS:
Value of preferred shares outstanding (000 omitted)                        $ 15,000   $ 15,000    $ 15,000     $ 15,000    $ 15,000
Net asset coverage per share of preferred shares, end
 of period                                                                 $135,732   $138,670    $137,532     $131,007    $132,197
Liquidation value per share of preferred shares(5)                         $ 50,000   $ 50,000    $ 50,000     $ 50,000    $ 50,000

---------------
(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain (loss) per share of $0.007, and an increase in the ratio of net investment income to average net assets of 0.04%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5)  Excluding any accumulated but unpaid dividends.

   MANAGEMENT

   BOARD OF DIRECTORS

   The management of the business and affairs of each Fund is the responsibility of its Board of Directors. The Boards elect officers who are responsible for the day-to-day operations of the Funds.

   INVESTMENT ADVISER

   DMC manages the assets of the Funds and makes the investment decisions for each Fund. DMC is a series of Delaware Management Business Trust, which is located at 2005 Market Street, Philadelphia, Pennsylvania 19103 and is an indirect, wholly owned subsidiary of Lincoln National Corporation, a publicly held corporation. DMC and its predecessors have been managing the assets of the funds in the Delaware Investments Family of Funds since 1938. As of June 30, 2005, DMC and its affiliates within Delaware Investments were managing in the aggregate approximately $105 billion in assets in various institutional or separately managed, investment company and insurance accounts.

   Under each Fund's investment management agreement ("Investment Management Agreement"), DMC regularly makes decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and effects the purchase and sale of those investments in furtherance of that Fund's investment objectives and policies. DMC also furnishes the Board of Directors of each Fund with such information and reports regarding the Fund's investments as DMC deems appropriate or as the Board may reasonably request.

      In accordance with the terms of its respective Investment Management Agreement, each Fund pays DMC an annual fee of 0.40%, which is calculated daily based on the average daily net assets of each Fund, including assets attributable to any outstanding Preferred Shares. The management fees paid by the Funds are used by DMC to pay for the personnel, equipment, office space and facilities that are needed to manage the assets of the Funds and to administer their affairs. DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees, and directors' fees.

      PORTFOLIO MANAGEMENT

      Each of the Funds is managed by a management team consisting of Joseph Baxter, Robert Collins and Denise Franchetti.

      Joseph Baxter is vice president and senior portfolio manager of municipal bond investments for DMC. Prior to joining DMC in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds. Mr. Baxter is a graduate of LaSalle University.

      Robert Collins is vice president and senior portfolio manager of municipal bond development for DMC. Prior to joining DMC in 2004, Mr. Collins was a senior vice president and director of portfolio management in the Municipal Investment Group within PNC Advisors. Mr. Collins earned a bachelor's degree in economics from Ursinus College. He is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia.

      Denise Franchetti received bachelor's and MBA degrees from LaSalle University. Prior to joining Delaware Investments in 1997, Ms. Franchetti was a fixed-income trader for Provident Mutual Life Insurance Company. Before that, she worked as an investment analyst for General Accident Insurance Company. Ms. Franchetti, a CFA Charterholder, is a member of the CFA Institute and the Financial Analysts of Philadelphia.

      ADMINISTRATORS, TRANSFER AGENT AND CUSTODIAN

      Fund Administration The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide accounting and administration services. DSC's fees for providing these services are based on average net assets and paid on a monthly basis.

      Transfer Agent Mellon Investor Services, LLC serves as registrar, stock transfer agent and dividend paying agent for the Funds. The main office of Mellon Investor Services, LLC is Overpeck Centre, 85 Challenger Road, Ridgefield Park, New Jersey 07660.

      Remarketing Agent Citigroup Global Markets, Inc. ("Citigroup") is the Remarketing Agent and receives from each Fund an annual fee of approximately 0.25% of the average amount of Preferred Shares outstanding (except during Special Dividend Periods of 90 days or more, in which case the fee is to be negotiated). A portion of this fee may be paid to broker-dealers for sales to holders of Preferred Shares. Citigroup's main office is located at 390 Greenwich Street, New York, New York 10013.

      Custodian Mellon Bank, N.A. is the custodian of the securities and all other assets of the Funds. The main office of Mellon Bank, N.A. is 135 Santilli Highway, Everett, Massachusetts 02149.

      EXPENSES

      The Funds are responsible for conducting their own business and affairs and bear the related expenses and salaries, including the costs incurred in:

          o    The maintenance of their corporate        o    Calling and holding of shareholders' meetings
               existence

          o    The maintenance of their own books,       o    Miscellaneous office expenses
               records and procedures

          o    Dealing with their own shareholders       o    Brokerage commissions

          o    The payment of dividends                  o    Custodian fees

          o    Transfer of stock, including issuance,    o    Legal and accounting fees
               redemption and repurchase of shares

          o    Preparation of share certificates         o    Taxes

          o    Reports and notices to shareholders       o    Federal and state registration fees

      Directors, officers and employees of DMC who are directors, officers and/or employees of the Funds shall not receive any compensation from the Funds for acting in that dual capacity.

      Expenses common to all funds within the Delaware Investments Family of Funds are allocated among the funds based on average net assets. Management fees and other expenses are paid monthly. Certain expenses of the Funds may be paid through commission arrangements with brokers. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees.

      PROXY MATERIAL, REPORTS AND OTHER INFORMATION

      Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with the 1940 Act and the Exchange Act, each Fund files reports and other information with the SEC. Proxy material, reports and other information filed by the Funds can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., and copies of such material can be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

      In addition, reports, proxy statements and other information concerning the Funds can be inspected at the Exchange.

                               VOTING INFORMATION

      REVOCABILITY OF PROXY

      Shareholders may revoke their proxy or change their voting instructions at any time until the vote is taken at the Meeting. Shareholders may also attend the Meeting and cast their vote in person. However, if shares are held of record by a broker-dealer (or other nominee) and shareholders wish to vote in person at the Meeting, they must obtain a "legal proxy" from their broker-dealer of record (or other nominee) and present it to the Inspector of Elections at the Meeting.

      PERSONS MAKING THE SOLICITATION

      The Board of Directors of each Fund is soliciting its respective shareholders for approval of the applicable Plan. The costs of the proposed Acquisitions, including the solicitation, will be borne equally by the Acquired Funds, the Acquiring Fund and DMC. Each party shall be assessed 1/4th of the costs of the Acquisitions.

      The Funds expect that the solicitations will be primarily by mail, but solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the Shares. The Funds may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation. In addition to solicitations by mail, officers and employees of each Fund and of DMC, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Funds have engaged Computershare Fund Services, Inc. ("Computershare") to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $21,000, including out of pocket expenses, which will be borne as described above. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The Funds have also agreed to indemnify Computershare against certain liabilities and expenses, including liabilities under the federal securities laws.

      As the Meeting date approaches, certain shareholders of each Acquired Fund and the Acquiring Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Computershare will record the shareholder's instructions on the card. Within 72 hours, the shareholder or its representative will be sent a letter or mailgram to confirm their vote and asking the shareholder or its representative to call Computershare immediately if their instructions are not correctly reflected in the confirmation.

      DISSENTERS' RIGHT OF APPRAISAL

      NOTICE OF DISSENT

      Under Minnesota law, holders of Acquired Fund Common Shares do not have any dissenters' rights of appraisal in connection with the Acquisition because the Acquiring Fund Common Shares are traded on the Exchange. Holders of Acquired Fund Preferred Shares, however, do have dissenters' rights of appraisal under Minnesota law in connection with the Acquisition. These dissenters' rights, and the procedures pertaining to them, are set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to this Proxy Statement/Prospectus as Exhibit B. The description of these rights and procedures in this section are qualified in their entirety by reference to Exhibit B. Holders of Acquired Fund Preferred Shares should note that they will lose their dissenters' rights of appraisal if they do not follow the required procedures carefully.

      A holder of Acquired Fund Preferred Shares who is entitled to dissent under Minnesota law and who wishes to exercise dissenters' rights must file a written notice of intent to demand the fair value with the respective Acquired Fund before the Meeting. The shareholder must not vote the Acquired Fund Preferred Shares in favor of the proposed action. For this purpose, the "fair value" of the shares means the value of the Acquired Fund Preferred Shares immediately before the Closing Date. A written notice of intent to demand the fair value of Acquired Fund Preferred Shares should be submitted to the Secretary of the applicable Acquired Fund at its principal executive offices. This written notice is in addition to and separate from any proxy or vote against the Plan. It should specify the shareholder's name and mailing address, the number of Acquired Fund Preferred Shares owned and that the shareholder intends to demand the fair value, plus interest, of the shareholder's Acquired Fund Preferred Shares. Voting against, abstaining from voting or failing to vote on the Plan does not constitute a demand for appraisal within the meaning of Minnesota law.

      Only holders of Acquired Fund Preferred Shares of record as of the record date for the Meeting, and beneficial owners as of that date who hold Acquired Fund Preferred Shares through those record shareholders, are entitled to exercise dissenters' rights of appraisal. A shareholder cannot assert dissenters' rights of appraisal as to less than all the Acquired Fund Preferred Shares that are registered in that shareholder's name, except where some of the Acquired Fund Preferred Shares are registered in that shareholder's name but are beneficially owned by one or more other persons. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to Acquired Fund Preferred Shares that are beneficially owned by another person, the record owner must dissent with respect to all of the Acquired Fund Preferred Shares that are beneficially owned by that person and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of Acquired Fund Preferred Shares who is not the record owner of those shares may assert dissenters' rights of appraisal as to the Acquired Fund Preferred Shares held on that person's behalf, provided that the beneficial owner submits a written consent of the record owner to the applicable Acquired Fund at or before the time dissenters' rights are asserted.

      Shareholders who wish to assert dissenters' rights of appraisal must not vote for adoption of the Plan. A shareholder's failure to vote against the Plan will not constitute a waiver of dissenters' rights. However, if a shareholder returns a signed proxy but does not specify a vote against the Plan or a direction to abstain, the proxy will be voted for approval of the Plan, which will have the effect of waiving that shareholder's dissenters' rights.

      NOTICE OF PROCEDURE; DEPOSIT OF SHARES

      If the shareholders of the Acquired Fund and the Acquiring Fund approve their Plan, the Acquired Fund will send a notice (the "Notice of Procedure") to all holders of Acquired Fund Preferred Shares who have provided timely written notice of their intent to demand fair value. The Notice of Procedure will contain:

          o The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

          o Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

          o A form to be used to demand payment and to certify the date on which the holder of Acquired Fund Preferred Shares, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and

          o A copy of the relevant provisions of Minnesota law and a brief description of the procedures to be followed under those statutes.

      In order to receive the fair value of the Acquired Fund Preferred Shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the Notice of Procedure was given, but the dissenter retains all other rights of a shareholder until the applicable Acquisition takes effect. An Acquired Fund may establish contingent liabilities for any Acquired Fund Preferred Shares for which a demand has been, or is anticipated to be, received.

      PAYMENT; RETURN OF SHARES

      After the Closing, the applicable Acquired Fund shall remit to each dissenting holder of Acquired Fund Preferred Shares who has complied with these requirements the amount the Acquired Fund estimates to be the fair value of the shares, plus interest, accompanied by the following materials ("Payment Materials"):

          o The Acquired Fund's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the Closing Date, together with the latest available interim financial statements;

          o An estimate by the Acquired Fund of the fair value of the shares and a brief description of the method used to reach the estimate (which estimated fair value is anticipated to be the Liquidation Preference, including any accumulated but unpaid dividends); and

          o A copy of the relevant provisions of Minnesota law, and a brief description of the procedure to be followed in demanding supplemental payment.

      The Acquired Fund may withhold this payment from a person who was not a holder of the applicable Acquired Fund Preferred Shares on the date the Acquisition was first announced to the public -- September 9, 2005 -- or who is dissenting on behalf of a person who was not a beneficial owner on that date. In that case, if the dissenter has complied with these requirements, the Acquired Fund will forward to the dissenter the Payment Materials, a statement of the reason for withholding the payment, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment as set forth below. Failure to do so entitles the dissenter only to the amount offered.

      If the Acquired Fund fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Acquired Fund may again give a Notice of Procedure and require deposit or restrict transfer at a later time.

      Where an Acquired Fund is required to pay the fair value of Acquired Fund Preferred Shares plus interest, the interest will accrue commencing five days after the Closing Date up to and including the date of payment. The interest rate will be the rate at which interest accrues on verdicts and judgments under Minnesota law. Under Minnesota law, this rate is reset annually at the beginning of the calendar year, and it is based on the secondary market yield on one-year United States Treasury bills.

      SUPPLEMENTAL PAYMENT; DEMAND

      If a dissenter believes that the amount paid is less than the fair value of the Acquired Fund Preferred Shares plus interest, the dissenter may give written notice ("Dissenter's Notice") to the Acquired Fund of the dissenter's own estimate of the fair value of the Acquired Fund Preferred Shares, plus interest, within 30 days after the Acquired Fund mails the payment. The Dissenter's Notice must demand payment of the difference; otherwise, a dissenter is entitled only to the amount remitted by the Acquired Fund.

      PETITION; DETERMINATION

      If the Acquired Fund receives a demand based on the dissenter's own estimate of the fair value of the Acquired Fund Preferred Shares, plus interest, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded by the dissenter, pay an amount agreed to by the dissenter after discussion with the Acquired Fund, or file in court a petition requesting that the court determine the fair value of the Acquired Fund Preferred Shares, plus interest. The petition shall be filed in Ramsey County, Minnesota, the county in which the registered office of each Acquired Fund is located. The petition shall name as parties all dissenters who have demanded payment and who have not reached agreement with the Acquired Fund. After filing the petition, the Acquired Fund shall serve all parties with a summons and copy of the petition under Minnesota's Rules of Civil Procedure.

      The court may appoint appraisers to receive evidence on and recommend the amount of the fair value of the Acquired Fund Preferred Shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of Minnesota law. The court shall also determine the fair value of the Acquired Fund Preferred Shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the Acquired Fund or by a dissenter. The fair value of the shares as determined by the court is binding on all holders of Acquired Fund Preferred Shares, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount paid, if any. However, a dissenter shall not be liable to the Acquired Fund for the amount, if any, by which the amount, if any, paid to the dissenter exceeds the fair value of the Acquired Fund Preferred Shares as determined by the court, plus interest.

      COSTS; FEES; EXPENSES

      The court shall determine the costs and expenses of the above proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the Acquired Fund. However, the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

      If the court finds that the Acquired Fund has failed to comply substantially with Minnesota law, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions. The court may also award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

      VOTING REQUIREMENTS

      ACQUIRED FUND SHARES

      The Board of Directors of each Fund recommends that shareholders vote "FOR" their respective Plan. Approval of each Plan requires the affirmative vote of at least a majority of the outstanding Acquired Fund Common Shares and Acquired Fund Preferred Shares of the applicable Acquired Fund, voting together as a single class. Approval of each Plan also requires the separate vote of a majority of the outstanding Acquired Fund Preferred Shares of the applicable Acquired Fund, voting as a separate class.

      ACQUIRING FUND SHARES

      Because of the relative size of the Acquisitions by the Acquiring Fund of the assets of the Acquired Funds, the rules of the Exchange require that shareholders of the Acquiring Fund also approve each Plan. Each Plan must be approved by the affirmative vote of a majority of the Acquiring Fund's outstanding Common Shares and Preferred Shares voting together as a single class.

      QUORUM; ADJOURNMENT; TABULATION

      The presence in person or by proxy of holders of a majority of outstanding shares shall constitute a quorum for each Fund. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board's recommendation on the approval of a Plan, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their vote) in their discretion on any proposed adjournment.

      Abstentions will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have the same effect as a vote "against" a Plan. The Funds anticipate that, in the absence of express voting instructions from beneficial shareholders, the Exchange will not permit member firms to vote in their discretion on the items for which approval is requested in this Proxy Statement/Prospectus. As a result, the Funds do not anticipate receiving any "broker non-votes."

      SPECIAL RULE FOR PROPORTIONATE VOTING

      In accordance with the practice of the Exchange, brokerage firms may vote for or against the Plans, on behalf of their clients who beneficially own Preferred Shares of a Fund and from whom they have not received voting instructions, in the same proportion as votes for and against the Plans have been received from holders of Preferred Shares of that Fund, if (i) a minimum of 30% of the outstanding Preferred Shares of the Fund have been voted, (ii) holders of less than 10% of the outstanding Preferred Shares of the Fund have voted against the Plans, and (iii) the holders of the Common Shares of the Fund have approved the Plans. The Funds will count the total number of votes cast "FOR" approval of the Plans for purposes of determining whether sufficient affirmative votes have been cast.

      PRINCIPAL HOLDERS OF VOTING SECURITIES

      RECORD DATE INFORMATION

      The record date is October 10, 2005 (the "Record Date"). Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that the shareholder owned of record on the Record Date. As of that date, the Funds had the following Common Shares and Preferred Shares outstanding:


          Fund/Title of Class                              Amount Outstanding
          -------------------------------------------------------------------
          MINNESOTA I
            Common                                         2,594,700
            Preferred                                      400
          -------------------------------------------------------------------
          MINNESOTA II
            Common                                         7,252,200
            Preferred                                      Series A: 600
                                                           Series B: 600
                                                           Total: 1,200
          -------------------------------------------------------------------
          MINNESOTA III
            Common                                         1,837,200
            Preferred                                      300
          -------------------------------------------------------------------

      5% RECORD AND BENEFICIAL OWNERS

      The following accounts held of record 5% or more of the outstanding shares of each class of the Funds as of the Record Date. Management does not have knowledge of beneficial ownership.

                                                                                           PERCENT OF        PERCENT AFTER
FUND                                         NAME AND ADDRESS        NUMBER OF SHARES   OUTSTANDING SHARES    ACQUISITION
----                                   ----------------------------  ----------------   ------------------   -------------
Delaware Investments Minnesota         Cede & Co.                        2,364,050              91.1%             93.6% (1)
  Municipal Income Fund, Inc.          P.O. Box 20
  Common Stock                         Bowling Green Station
                                       New York, NY 10274

Delaware Investments Minnesota         CitiGroup Global Markets Inc.           330              82.5%             82.5%
  Municipal Income Fund, Inc.          Pat Haller
  Preferred Stock                      333 West 34th Street
                                       New York, NY 10001

                                       Charles Schwab & Co., Inc.               62              15.5%             15.5%
                                       Ronnie Fuiava
                                       Attn: Proxy Department
                                       San Francisco, CA 94105

Delaware Investments Minnesota         Cede & Co.                        6,830,158              94.2%             93.6% (1)
  Municipal Income Fund II, Inc.       P.O. Box 20
  Common Stock                         Bowling Green Station
                                       New York, NY 10274

Delaware Investments Minnesota         CitiGroup Global Markets Inc.           234              39.0%             39.0%
  Municipal Income Fund II, Inc.       Pat Haller
  Preferred Stock                      333 West 34th Street
  Series A                             New York, NY 10001

TABLE (CONTINUED) FROM PREVIOUS PAGE


                                                                                           PERCENT OF        PERCENT AFTER
FUND                                         NAME AND ADDRESS        NUMBER OF SHARES   OUTSTANDING SHARES    ACQUISITION
----                                   ----------------------------  ----------------   ------------------   -------------

                                       USB Financial Services Inc.             299              49.8%             49.8%
                                       Jane Flood
                                       1200 Harbor Blvd.
                                       Weehawken, NJ 07086

                                       Charles Schwab & Co., Inc.               67              11.2%             11.2%
                                       Ronnie Fuiava
                                       Attn: Proxy Department
                                       San Francisco, CA 94105

Delaware Investments Minnesota         CitiGroup Global Markets Inc.           398              66.3%             66.3%
  Municipal Income Fund II, Inc.       Pat Haller
  Preferred Stock                      333 West 34th Street
  Series B                             New York, NY 10001

                                       SEI Private Trust Company                44               7.3%              7.3%
                                       Attn: Steve Natur
                                       1 Freedom Valley Drive
                                       Oaks, PA 19456

                                       Merrill Lynch, Pierce, Fenner &          71              11.8%             11.8%
                                       Smith Safekeeping
                                       Veronica O'Neill
                                       4 Corporate Place
                                       Piscataway, NJ 08854

                                       Charles Schwab & Co., Inc.               72              12.0%             12.0%
                                       Ronnie Fuiava
                                       Attn: Proxy Department
                                       211 Main Street
                                       San Francisco, CA 94105

Delaware Investments Minnesota         Cede & Co.                        1,744,361              94.9%             93.6% (1)
  Municipal Income Fund III, Inc.      P.O. Box 20
  Common Stock                         Bowling Green Station
                                       New York, NY 10274

Delaware Investments Minnesota         CitiGroup Global Markets Inc.           203              67.7%             67.7%
  Municipal Income Fund III, Inc.      Pat Haller
  Preferred Stock                      333 West 34th Street
                                       New York, NY 10001

                                       Charles Schwab & Co., Inc.               93              31.0%             31.0%
                                       Ronnie Fuiava
                                       Attn: Proxy Department
                                       San Francisco, CA 94105

--------------------
(1) Aggregate pro forma position of Cede & Co., reflecting original Minnesota II Common Shares and Acquiring Fund Common Shares issued to shareholders of the Acquired Funds in the Acquisition using the pro forma conversion rate as of March 31, 2005.

      OWNERSHIP BY OFFICERS AND DIRECTORS

      As of the Record Date, directors and officers of each Fund owned, as a group, less than one percent of each class of each Fund's outstanding shares.

                           INTEREST OF CERTAIN PERSONS

      Other than the interest of DMC in the investment advisory fee it receives from the Funds and fees received by certain affiliates of DMC for services provided to the Funds, the Funds are not aware of any material interest, direct or indirect, by security holdings or otherwise, of any affiliated person of the Funds in the proposed Acquisitions.

                                   EXHIBIT A:
                   FORM OF AGREEMENT AND PLAN OF ACQUISITION


                       AGREEMENT AND PLAN OF ACQUISITION

   THIS AGREEMENT AND PLAN OF ACQUISITION ("Plan") is made as of this ___ day of _________, 2005, by and among: (i) Delaware Investments Minnesota Municipal Income Fund [III], Inc. ("Acquired Fund"), a corporation incorporated under the laws of the State of Minnesota and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with its principal place of business at One Commerce Square, Philadelphia, PA 19103; (ii) Delaware Investments Minnesota Municipal Income Fund II, Inc. ("Acquiring Fund"), a corporation incorporated under the laws of the State of Minnesota and a closed-end management investment company registered under the 1940 Act, with its principal place of business at One Commerce Square, Philadelphia, PA 19103; and (iii) Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, a statutory trust formed under the laws of the State of Delaware, with its principal place of business at One Commerce Square, Philadelphia, PA 19103.

                                  ACQUISITION

   The acquisition ("Acquisition") will consist of (i) the acquisition by Acquiring Fund of substantially all of the property, assets and goodwill of Acquired Fund in exchange solely for (a) full and fractional shares of common stock, par value $0.01 per share, of Acquiring Fund ("Acquiring Fund Common Shares"), and (b) shares of Municipal Income Preferred Shares, Series [C/D], liquidation preference $50,000 per share, of Acquiring Fund ("Acquiring Fund Preferred Shares," and together with Acquiring Fund Common Shares, the "Acquiring Fund Shares"), (ii) the pro rata distribution of such Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of Acquired Fund, and (iii) the dissolution of Acquired Fund as soon as is practicable after the closing of the Acquisition (the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                   AGREEMENT

   In order to consummate this Plan and the Acquisition and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

   1.     SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF ACQUIRED
          FUND

          (a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Acquiring Fund herein contained, and in consideration of the delivery by Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, Acquired Fund agrees that it will convey, transfer and deliver to Acquiring Fund at the Closing all of Acquired Fund's then existing assets, free and clear of all liens, encumbrances and claims whatsoever (other than shareholders' rights of redemption, if any), except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (i) pay its costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Acquired Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books as of the date of the Closing (the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Directors of Acquired Fund (the "Acquired Fund Board") or its officers may reasonably expect to exist against Acquired Fund, if any, as of the Closing Date, for which contingent and other appropriate liability reserves shall be established on Acquired Fund's books (such assets, less the foregoing exceptions, hereinafter "Net Assets").

          (b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Acquired Fund herein contained, and in consideration of such conveyance, transfer and delivery, Acquiring Fund agrees at the Closing to deliver to Acquired Fund: (i) the number of Acquiring Fund Common Shares determined with respect to Acquired Fund by (A) dividing the net asset value per share of the common stock of Acquired Fund ("Acquired Fund Common Shares") by (B) the net asset value per share of Acquiring Fund Common Shares, and (C) multiplying the resulting quotient by the number of outstanding Acquired Fund

               Common Shares; and (ii) [400/300] shares of Acquiring Fund Preferred Shares. The liquidation preference of each Acquiring Fund Preferred Share shall equal the liquidation preference of each preferred share of Acquired Fund ("Acquired Fund Preferred Shares" and, with the Acquired Fund Common Shares, "Acquired Fund Shares"). All such values of the Acquired Fund Common Shares and the Acquiring Fund Common Shares and the liquidation preference of the Acquired Fund Preferred Shares and the Acquiring Fund Preferred Shares shall be determined in the manner and as of the time set forth in Section 2 hereof.

          (c)  Liquidating Distribution

               (1) Immediately following the Closing, Acquired Fund shall liquidate and distribute: (i) pro rata to shareholders of Acquired Fund Common Shares of record as of the close of business on the Closing Date, the Acquiring Fund Common Shares received by Acquired Fund pursuant to this Section 1, in exchange for Acquired Fund Common Shares held by such common shareholders; and (ii) to shareholders of Acquired Fund Preferred Shares of record as of the close of business on the Closing Date, one Acquiring Fund Preferred Share, in exchange for each Acquired Fund Preferred Share held by such preferred shareholders.

               (2) Such liquidating distribution will be accomplished by opening accounts on the books of Acquiring Fund in the name of each holder of Acquired Fund Shares and transferring to each such account: (i) in the case of a holder of Acquired Fund Common Shares, such shareholder's pro rata share of the Acquiring Fund Common Shares received by Acquired Fund; and (ii) in the case of a holder of Acquired Fund Preferred Shares, a number of Acquiring Fund Preferred Shares received by Acquired Fund equal to the number of Acquired Fund Preferred Shares held by such preferred shareholder.

          (d) After the Closing, each holder of any outstanding certificate or certificates representing Acquired Fund Shares shall be entitled to surrender the same to the transfer agent for Acquiring Fund in exchange for the respective number of applicable Acquiring Fund Shares into which the Acquired Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Until so surrendered, each outstanding certificate which, prior to the Closing, represented the Acquired Fund Shares shall be deemed for all Acquiring Fund's purposes to evidence ownership of the respective number of the applicable Acquiring Fund Shares determined as of the Closing Date into which the Acquired Fund Shares (which prior to the Closing were represented thereby) have been converted.

          (e) Dividends on Acquired Fund Preferred Shares shall accumulate to and including the Closing Date and then cease to accumulate. At or prior to the Closing, Acquired Fund will declare all accumulated but unpaid dividends on the Acquired Fund Preferred Shares up to and including the Closing Date, such dividends to be paid to the holders thereof on the "Dividend Payment Date" in respect of the "Initial Dividend Period" of Acquiring Fund Preferred Shares (as those terms are defined in the certificate of designation of the Acquiring Fund Preferred Shares ("Certificate of Designation")). The "Applicable Dividend Rate" (as that term is defined in the Certificate of Designation) in respect of the Initial Dividend Period for the Acquiring Fund Preferred Shares shall accumulate from and including the day after the Closing Date at the same rate borne on the Closing Date by the Acquired Fund Preferred Shares.

          (f) At or prior to the Closing, Acquired Fund will declare a dividend and/or other distribution to be paid to the holders of Acquired Fund Common Shares in an amount sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and realized net capital gains, if any, earned or anticipated to be earned through the Closing Date.

          (g) Acquired Fund shall be dissolved promptly following the Closing, the liquidating distribution of the respective Acquiring Fund Shares, payment of any dividends or distributions and resolution of any other contingent liabilities.

     2.   VALUATION

          (a) The value of Acquired Fund's Net Assets to be acquired by Acquiring Fund hereunder and the net asset value per Acquired Fund Common Share shall be determined to the third decimal place as of 4:00 p.m. Eastern Time on the Closing Date in a manner consistent with the valuation procedures described in Acquired Fund's registration statement on Form N-2 filed with the U.S. Securities and Exchange Commission (the "SEC"), as such disclosure has been amended to date by any: (i) amendments to Acquired Fund's registration statement on

               Form N-2; (ii) press releases issued on behalf of Acquired Fund; and (iii) annual or semi-annual reports of Acquired Fund sent to shareholders pursuant to Section 30 of the 1940 Act (together, the "Acquired Fund Disclosure Documents"). The value of Acquired Fund's Net Assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquired Fund Preferred Shares.

          (b) The value of Acquiring Fund's net asset value per Acquiring Fund Common Share shall be computed to the third decimal place as of 4:00 p.m. Eastern Time on the Closing Date in a manner consistent with the valuation procedures described in Acquiring Fund's registration statement on Form N-2 filed with the SEC, as such disclosures have been amended to date by any: (i) amendments to Acquiring Fund's registration statement on Form N-2; (ii) press releases issued on behalf of Acquiring Fund; and (iii) annual or semi-annual reports of Acquiring Fund sent to shareholders pursuant to Section 30 of the 1940 Act (together, the "Acquiring Fund Disclosure Documents"). The value of the Acquiring Fund's net asset value per Acquiring Fund Common Share shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of Acquiring Fund.

          (c) The liquidation preference of the Acquired Fund Preferred Shares and the Acquiring Fund Preferred Shares is $50,000 per share.

     3.   CLOSING DATE

          The Closing Date shall be February 10, 2006, or such later date as the parties may mutually agree, provided that the Closing Date shall not be a date on which a remarketing of the Acquired Fund Preferred Shares would ordinarily occur. The Closing shall take place at the principal office of Acquiring Fund at 5:00 p.m. Eastern Time on the Closing Date. Acquired Fund shall have provided for delivery as of the Closing those Net Assets of Acquired Fund to be transferred to the account of Acquiring Fund's custodian, Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258. Acquired Fund shall also deliver at the Closing a list of names and addresses of the shareholders of record of its Acquired Fund Shares, as well as the number of full and fractional shares of Acquired Fund Common Shares and the number of Acquired Fund Preferred Shares owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern Time on the Closing Date, certified by Acquired Fund's transfer agent or by its President or a Vice President to the best of its or his or her knowledge and belief. Acquiring Fund shall issue and deliver a certificate or certificates evidencing the respective Acquiring Fund Common Shares and Acquiring Fund Preferred Shares to be delivered to the account of Acquired Fund at said transfer agent registered in such manner as the officers of Acquired Fund may request, or provide evidence satisfactory to Acquired Fund in such manner as the officers of Acquired Fund may request that such Acquiring Fund Shares have been registered in an account on the books of Acquiring Fund.

     4.   REPRESENTATIONS AND WARRANTIES BY ACQUIRING FUND

          Acquiring Fund represents and warrants to Acquired Fund that:

          (a) Acquiring Fund is a corporation incorporated under the laws of the State of Minnesota on December 29, 1992, and is validly existing and in good standing under the laws of that State. Acquiring Fund is duly registered under the 1940 Act as a closed-end, management investment company and all of the Acquiring Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

          (b) The authorized capital of Acquiring Fund consists of 201,000,000 shares consisting of 200,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01. As of the date hereof, Acquiring Fund had issued and outstanding 7,252,200 Acquiring Fund Common Shares listed on the American Stock Exchange LLC ("AmEx"), 600 Municipal Income Fund Preferred Shares, Series A issued and outstanding, 600 Municipal Income Fund Preferred Shares, Series B issued and outstanding, 400 Municipal Income Fund Preferred Shares, Series C authorized and unissued, and 300 Municipal Income Fund Preferred Shares, Series D authorized and unissued. All issued and outstanding Acquiring Fund Common Shares and Municipal Income Preferred Shares are, and all Acquiring Fund Common Shares and Acquiring Fund Preferred Shares to be issued in exchange for Net Assets of Acquired Fund pursuant to this Plan will be when so issued, fully paid and non-assessable.

          (c) The audited financial statements appearing in Acquiring Fund's Annual Report to Shareholders for the fiscal year ended
               March 31, 2005, audited by Ernst & Young, LLP, a copy of which has been delivered to Acquired Fund, fairly present the financial position of Acquiring Fund as of the date indicated and the results of its operations for the periods indicated are in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) The books and records of Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Acquiring Fund.

          (e) Acquiring Fund has the necessary corporate power and corporate authority to conduct its business as such business is now being conducted.

          (f) Acquiring Fund is not a party to or obligated under any provision of its Articles of Incorporation or its By-laws (together, as each has been amended to date, the "Acquiring Fund Corporate Documents"), or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of, or performance under, this Plan.

          (g) Acquiring Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and it has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by this Plan will not cause it to fail to be qualified as a RIC as of the Closing Date or at the end of its fiscal year.

          (h) Acquiring Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

          (i) At the time of effectiveness of the registration statement filed by the Acquiring Fund with the SEC on Form N-14 under the 1933 Act relating to Acquiring Fund Shares issuable hereunder (the "Acquiring Fund N-14 Registration Statement"), the Acquiring Fund N-14 Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any disclosure in the Acquiring Fund N-14 Registration Statement provided by Acquired Fund or relating to Acquired Fund.

          (j) At the time the Acquiring Fund N-14 Registration Statement becomes effective, at the time of the Acquiring Fund's and Acquired Fund's shareholders' meeting to consider this Plan and the Acquisition (the "Meeting"), and at the Closing Date, the proxy statement/prospectus ("Proxy Statement/Prospectus") and statement of additional information ("SAI") included in the Acquiring Fund N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any disclosure in the Acquiring Fund N-14 Registration Statement provided by Acquired Fund or relating to Acquired Fund.

     5.   REPRESENTATIONS AND WARRANTIES BY ACQUIRED FUND

          Acquired Fund represents and warrants to Acquiring Fund that:

          (a) Acquired Fund is a corporation incorporated under the laws of the State of Minnesota on [February 20,1992], and is validly existing and in good standing under the laws of that State. Acquired Fund is duly registered under the 1940 Act as a closed-end management investment company and all of Acquired Fund's Acquired Fund Shares sold were sold in compliance in all material respects with applicable registration requirements of the 1933 Act.

          (b) The authorized capital of Acquired Fund consists of 201,000,000 shares consisting of 200,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01. As of the date hereof, the Acquiring Fund had issued and outstanding [2,594,700] Acquired Fund Common Shares listed on AmEx and [400] Municipal Income Fund Preferred Shares issued and outstanding. All issued and outstanding Acquired Fund Shares are fully paid and non-assessable.

          (c) The audited financial statements appearing in Acquired Fund's Annual Report to Shareholders for the fiscal year ended
               March 31, 2005, audited by Ernst & Young, LLP, a copy of which has been delivered to Acquiring Fund, fairly present the financial position of the Acquired Fund as of the date indicated and the results of its operations for the periods indicated are in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) The books and records of Acquired Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Acquired Fund.

          (e) Acquired Fund has the necessary corporate power and corporate authority to conduct its business as such business is now being conducted.

          (f) Acquired Fund is not a party to or obligated under any provision of its Articles of Incorporation or its Bylaws (together, as amended or supplemented from time to time, the "the Acquired Fund Corporate Documents"), or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of, or performance under, this Plan.

          (g) Acquired Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and it has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by this Plan will not cause it to fail to be qualified as a RIC as of the Closing Date or at the end of its fiscal year.

          (h) Acquired Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

          (i) At the time of effectiveness of the Acquiring Fund N-14 Registration Statement, the Acquiring Fund N-14 Registration Statement will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as to any disclosure in the Acquiring Fund N-14 Registration Statement provided by Acquired Fund or relating to Acquired Fund.

          (j) At the time the Acquiring Fund N-14 Registration Statement becomes effective, at the time of the Meeting, and at the Closing Date, the Proxy Statement/Prospectus and SAI will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading as to any disclosure in the Acquiring Fund N-14 Registration Statement provided by Acquired Fund or relating to Acquired Fund.

     6.   REPRESENTATIONS AND WARRANTIES BY ACQUIRED FUND AND ACQUIRING FUND

          Acquired Fund and Acquiring Fund each represents and warrants to the other that:

          (a) The statement of assets and liabilities to be furnished by it as of 4:00 p.m. Eastern Time on the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued pursuant to Section 1 of this Plan, will accurately reflect Net Assets in the case of Acquired Fund and the net asset value in the case of Acquiring Fund, and the outstanding Acquired Fund Common Shares and Acquiring Fund Common Shares, respectively, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

          (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto (such as pledges or segregation in connection with portfolio transactions in the ordinary course of business).

          (c) Except as has been previously disclosed in the Acquired Fund Disclosure Documents or in the Acquiring Fund Disclosure Documents, there is no suit, judicial action, or legal or administrative proceeding pending or threatened against Acquired Fund or Acquiring Fund, respectively.

          (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

          (e) The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Acquired Fund Board or the Board of Directors of Acquiring Fund (the "Acquiring Fund Board"), respectively, and this Plan constitutes a valid and binding obligation of such party enforceable in accordance with its terms.

     7.   COVENANTS OF ACQUIRED FUND AND ACQUIRING FUND

          (a) Acquired Fund and Acquiring Fund each covenants to operate its respective business as presently conducted between the date hereof and the Closing.

          (b) Acquired Fund undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the shareholders of Acquired Fund.

          (c) Acquired Fund undertakes that, if this Plan is consummated, it will dissolve its corporate existence, file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company and take the necessary actions, including making the necessary filings, to withdraw its shares from listing on those stock exchanges on which the Acquired Fund Shares are listed as of the Closing Date.

          (d) Acquired Fund and Acquiring Fund each agrees that, by the Closing, all of its federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or had adequate liability reserves created for the payment of such taxes.

          (e) At the Closing, Acquired Fund shall provide Acquiring Fund the certified copy of the shareholder ledger accounts described in
               Section 3 of this Plan.

          (f) Acquiring Fund shall file with the SEC the Acquiring Fund N-14 Registration Statement, and shall use its best efforts to provide that the Acquiring Fund N-14 Registration Statement becomes effective as promptly as is practicable.

          (g) Acquired Fund agrees to mail to each of its respective shareholders of record entitled to vote at the Meeting, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement/Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and Section 20(a) of the 1940 Act, and the rules and regulations thereunder.

          (h) Acquiring Fund agrees to mail to each of its respective shareholders of record entitled to vote at the Meeting, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement/Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder.

     8.   CONDITIONS PRECEDENT TO BE FULFILLED BY ACQUIRED FUND AND ACQUIRING
          FUND

          The consummation of this Plan shall be subject to the conditions precedent that:

          (a) (i) All the representations and warranties of each party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date;
               (ii) each party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and
               (iii) Acquired Fund and Acquiring Fund shall have delivered to the other a certificate signed by its President, a Vice President or an equivalent officer to the foregoing effect.

          (b) Acquired Fund and Acquiring Fund shall have delivered to the other a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Acquired Fund Board or Acquiring Fund Board, as appropriate, certified by its President, a Vice President or an equivalent officer of Acquired Fund or Acquiring Fund, respectively.

          (c) (i) The SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act; and (ii) no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

          (d) This Plan shall have been adopted and approved by the appropriate action of the shareholders of Acquired Fund and Acquiring Fund, at an annual or special meeting of the respective shareholders thereof or any adjournment thereof.

          (e) A distribution or distributions shall have been declared for Acquired Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(a) of the Code.

          (f) There shall be delivered to Acquired Fund and Acquiring Fund an opinion from Stradley Ronon Stevens & Young, LLP, counsel to Acquired Fund and Acquiring Fund, to the effect that, provided the Acquisition contemplated hereby is carried out in accordance with this Plan and the laws of the State of Minnesota, and based upon certificates of the officers of Acquired Fund and Acquiring Fund with regard to matters of fact and upon special counsel to Acquired Fund and Acquiring Fund with regard to matters of Minnesota law:

               (1) The acquisition by Acquiring Fund of substantially all the assets of the Acquired Fund as provided for herein in exchange for the respective Acquiring Fund Shares followed by the distribution by Acquired Fund to its shareholders of such Acquiring Fund Shares in complete liquidation of Acquired Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Acquired Fund and Acquiring Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

               (2) No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for voting shares of Acquiring Fund (Sections 361(a) and 357(a) of the Code);

               (3) No gain or loss will be recognized by Acquiring Fund upon the receipt of substantially all of the assets of Acquired Fund in exchange solely for voting shares of Acquiring Fund (Section 1032(a) of the Code);

               (4) No gain or loss will be recognized by Acquired Fund upon the distribution of Acquiring Fund Shares to its shareholders in liquidation of Acquired Fund (in pursuance of this Plan) (Section 361(c)(1) of the Code);

               (5) The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to Acquired Fund immediately prior to Acquisition (Section 362(b) of the Code);

               (6) The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund (Section 1223(2) of the Code);

               (7) No gain or loss will be recognized to the shareholders of Acquired Fund upon the exchange of their shares in Acquired Fund for voting shares of Acquiring Fund, including fractional shares to which they may be entitled (Section 354(a) of the Code);

               (8) The basis of Acquiring Fund Shares received by the shareholders of Acquired Fund shall be the same as the basis of the Acquired Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

               (9) The holding period of Acquiring Fund Shares received by the shareholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

               (10) Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations")) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

          (g) There shall be delivered to Acquiring Fund an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to Acquired Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

               (1) The Acquired Fund is a corporation incorporated under the laws of the State of Minnesota, and is a validly existing corporation and in good standing under the laws of that state;

               (2) The authorized capital of Acquired Fund consists of 201,000,000 shares consisting of 200,000,000 shares of Acquired Fund Common Shares, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01, of which [400] shares have been designated as Municipal Income Preferred Shares. Assuming that the initial Acquired Fund Shares were issued in accordance with the 1933 Act and the Acquired Fund Corporate Documents, and that all other outstanding Acquired Fund Shares were sold, issued and paid for in compliance in all material respects with applicable registration requirements of the 1933 Act, each such outstanding Acquired Fund Share is fully paid and non-assessable and, with respect to Acquired Fund Common Shares, freely transferable, all in accordance with the terms of the Acquired Fund Corporate Documents;

               (3) Acquired Fund is a closed-end investment company of the management type registered as such under the 1940 Act;

               (4) Except as disclosed in the Acquired Fund Disclosure Documents, such counsel does not know of any material suit, action or legal or administrative proceeding pending or threatened against the Acquired Fund, the unfavorable outcome of which would materially and adversely affect Acquired Fund;

               (5) All corporate actions required to be taken by Acquired Fund to authorize this Plan and to effect the Acquisition contemplated hereby have been duly authorized by all necessary action on the part of the Acquired Fund; and

               (6) The execution, delivery or performance of this Plan by Acquired Fund will not violate any provision of the Acquired Fund Corporate Documents, or the provisions of any agreement or other instrument known to such counsel to which Acquired Fund is a party or by which Acquired Fund is otherwise bound, and this Plan is the legal, valid and binding obligation of Acquired Fund and is enforceable against Acquired Fund in accordance with its terms.

               In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of Acquired Fund with regard to matters of fact, certain certifications and written statements of governmental officials with respect to the good standing of Acquired Fund, and the opinion of special counsel to Acquired Fund on questions of Minnesota law.

          (h) There shall be delivered to Acquired Fund an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

               (1) Acquiring Fund is a corporation incorporated under the laws of the State of Minnesota, and is a validly existing corporation and in good standing under the laws of that State;

               (2) The authorized capital of Acquiring Fund consists of 201,000,000 shares consisting of 200,000,000 shares of Acquiring Fund Common Shares, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01. The preferred stock is divided into four series: Municipal Income Fund Preferred Shares, Series A, of which there are currently 600 shares issued and outstanding; Municipal Income Fund Preferred Shares, Series B, of which there are currently 600 shares issued and outstanding; Municipal Income Preferred Shares, Series C, of which there are 400 shares authorized and unissued; and Municipal Income Fund Preferred Shares, Series D, of which there are 300 shares authorized and unissued. Assuming that the initial shares of each class and series of Acquiring Fund were issued in accordance in all material respects with the 1933 Act and the Acquiring Fund Corporate Documents, and that all other outstanding shares of Acquiring Fund were sold, issued and paid for in accordance in all material respects with the terms of Acquiring Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid and non-assessable and, with respect to Acquiring Fund Common Shares, freely transferable, all in accordance with the terms of the Acquiring Fund Corporate Documents;

               (3) Acquiring Fund is a closed-end investment company of the management type registered as such under the 1940 Act;

               (4) Except as disclosed in the Acquiring Fund Disclosure Documents, such counsel does not know of any material suit, action or legal or administrative proceeding pending or threatened against Acquiring Fund, the unfavorable outcome of which would materially and adversely affect Acquiring Fund;

               (5) Acquiring Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Acquiring Fund;

               (6) All corporate actions required to be taken by Acquiring Fund to authorize this Plan and to effect the Acquisition contemplated hereby have been duly authorized by all necessary action on the part of Acquiring Fund;

               (7) The execution, delivery or performance of this Plan by Acquiring Fund will not violate any provision of the Acquiring Fund Corporate Documents, or the provisions of any agreement or other instrument known to such counsel to which Acquiring Fund is a party or by which Acquiring Fund is otherwise bound, and this Plan is the legal, valid and binding obligation of Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms; and

               (8) The Acquiring Fund N-14 Registration Statement has been declared or, by operation of rule, has become effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Acquiring Fund N-14 Registration Statement became effective, or at the Closing, such Registration Statement (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Acquiring Fund N-14 Registration Statement, or of any contract or document of a character required to be described in the Acquiring Fund N-14 Registration Statement, that is not described as required.

               In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of Acquiring Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Acquiring Fund, and the opinion of special counsel to the Acquiring Fund on questions of Minnesota law.

          (i) Acquired Fund shall have received a certificate from the President or a Vice President of Acquiring Fund to the effect that, except for disclosure provided by or relating to Acquired Fund, to the best knowledge and belief of such officer, the statements contained in the Acquiring Fund N-14 Registration Statement, at the time the Acquiring Fund N-14 Registration Statement became effective, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (j) The Acquiring Fund N-14 Registration Statement to be delivered to the shareholders of Acquiring Fund and Acquired Fund in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Acquiring Fund N-14 Registration Statement, or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

          (k) Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Acquiring Fund Shares lawfully to be delivered to each holder of the Acquired Fund Shares.

          (l) At the Closing, there shall be transferred to Acquiring Fund the respective aggregate Net Assets of Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Acquired Fund on the Closing Date.

          (m) There be delivered to Acquiring Fund information concerning the tax basis of Acquired Fund in all securities transferred to Acquiring Fund together with shareholder information including the names, addresses and taxpayer identification numbers of the respective shareholders of Acquired Fund as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with Acquired Fund with respect to each shareholder.

          (n) All consents of other parties, and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities), required to permit consummation of the Acquisition contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquired Fund or Acquiring Fund.

          (o) Am Ex shall have approved the listing of the additional Acquiring Fund Common Shares to be issued to common shareholders of Acquired Fund in connection with the Acquisition.

          (p) The preferences, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Acquiring Fund Preferred Shares as set forth in the Certificate of Designation shall be identical in all material respects to those of the Acquired Fund Preferred Shares.

          (q) Acquiring Fund shall have obtained written confirmation from both Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"), that (i) consummation of the transactions contemplated by this Plan will not impair the ratings assigned by such rating agencies to the existing Municipal Income Preferred Shares, Series A and Series B, of Acquiring Fund, and (ii) the Acquiring Fund Preferred Shares to be issued pursuant to Section 1 of this Agreement will be rated "aaa" by Moody's and "AAA" by S&P.

     9.   FEES AND EXPENSES

          (a) Acquired Fund and Acquiring Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

          (b) The expenses of entering into and carrying out the provisions of this Plan shall be borne 25% by Acquiring Fund, 25% by Acquired Fund, 25% by Delaware Investments Minnesota Municipal Income Fund [III], Inc. and 25% by DMC.

     10.  TERMINATION; POSTPONEMENT; WAIVER; ORDER<

          (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the Acquisition abandoned at any time (whether before or after approval thereof by the shareholders of Acquiring Fund or Acquired Fund) prior to the Closing, or the Closing may be postponed as follows:

               (1)   by mutual consent of Acquired Fund and Acquiring Fund;

               (2) by Acquiring Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived; or

               (3) by Acquired Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived.

          A Fund's Board of Directors may elect to terminate this Plan and to abandon the Acquisition.

          (b) If the transactions contemplated by this Plan have not been consummated by December 31, 2006, this Plan shall automatically terminate on that date, unless a later date is agreed to by both the Acquired Fund Board and the Acquiring Fund Board.

          (c) In the event this Plan is terminated pursuant to the provisions hereof, this Plan shall become void and have no further effect, and neither the Funds, nor their directors, officers, agents nor shareholders shall have any liability in respect of this Plan.

          (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Acquiring Fund Board or the Acquired Fund Board, as the case may be, if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

          (e) The respective representations and warranties contained in Sections 4 through 6 hereof shall expire with and be terminated by the Acquisition, and neither Acquired Fund nor Acquiring Fund, nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of Acquired Fund or Acquiring Fund against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

          (f) If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Acquired Fund Board and the Acquiring Fund Board to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of Acquiring Fund or Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Acquiring Fund and Acquired Fund prior to the Meeting, this Plan shall not be consummated and shall terminate unless Acquiring Fund and Acquired Fund shall each promptly call a special meeting of its shareholders at which such conditions so imposed shall be submitted for approval.

     11.  ENTIRE AGREEMENT AND AMENDMENTS

          This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by mutual consent of the parties in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other parties.

     12.  COUNTERPARTS

          This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

     13.  NOTICES

          Any notice, report or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given to each party to this Plan if delivered or mailed, first class postage prepaid, to the following addresses:

            If to Acquired Fund                  If to Acquiring Fund:
            -------------------                  ---------------------
            Delaware Investments Minnesota       Delaware Investments  Minnesota
            Municipal Income Fund [III], Inc.    Municipal Income Fund II, Inc.
            One Commerce Square                  One Commerce Square
            Philadelphia, PA 19103               Philadelphia,  PA 19103
            Attn: Secretary                      Attn: Secretary

            If to DMC:
            ----------
            Delaware Management Company
            One Commerce Square
            Philadelphia, PA 19103
            Attn: Secretary

     14.  GOVERNING LAW

          This Plan shall be governed by and carried out in accordance with the laws of the State of Minnesota.

           [The remainder of this page was intentionally left blank.]

      IN WITNESS WHEREOF, Acquired Fund, Acquiring Fund and DMC have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.


                                         DELAWARE INVESTMENTS MINNESOTA
                                         MUNICIPAL INCOME FUND [III], INC.


Attest: ____________________________     By: _______________________________
Name:                                        Name:
Title:                                       Title:

                                         DELAWARE INVESTMENTS MINNESOTA
                                         MUNICIPAL INCOME FUND II, INC.


Attest: ____________________________     By: _______________________________
Name:                                        Name:
Title:                                       Title:

                                         DELAWARE MANAGEMENT COMPANY, A SERIES
                                         OF DELAWARE MANAGEMENT BUSINESS TRUST


Attest: ____________________________     By: _______________________________
Name:                                           Name:
Title:                                         Title:

                                   EXHIBIT B:
                               MINNESOTA STATUTES


302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

   Subdivision 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

   (a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

   (1) alters or abolishes a preferential right of the shares;

   (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

   (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

   (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

   (5) eliminates the right to obtain payment under this subdivision;

   (b) a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

   (c) a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

   (d) a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3;

   (e) a plan of conversion adopted by the corporation; or

   (f) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

   Subd. 2. BENEFICIAL OWNERS. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

   (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

   Subd. 3. RIGHTS NOT TO APPLY. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

   (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

   (c) Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

   (1) The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

   (2) The applicability of clause (1) is determined as of:

   (i) the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

   (ii) the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

   (3) Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of the corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

   Subd. 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.

   Subdivision 1. DEFINITIONS. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

   (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

   (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

   (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

   Subd. 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

   Subd. 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

   Subd. 4. NOTICE OF PROCEDURE; DEPOSIT OF SHARES. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

   (1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

   (2) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

   (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

   (4) a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

   (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

   Subd. 5. PAYMENT; RETURN OF SHARES. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

   (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

   (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

   (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

   (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

   (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

   Subd. 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

   Subd. 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

   Subd. 8. COSTS; FEES; EXPENSES. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

   (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

   (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                   EXHIBIT C:
        STATEMENT OF RIGHTS AND PREFERENCES OF SERIES C PREFERRED SHARES


         DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

          STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
                 OF MUNICIPAL INCOME PREFERRED SHARES, SERIES C

   Delaware Investments Minnesota Municipal Income Fund II, Inc., a Minnesota corporation (the "Corporation"), certifies to the Secretary of State of Minnesota that:

   FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article 5 of its Articles of Incorporation (which, as hereafter restated or amended from time to time are, together with this Statement, herein called the "Articles"), the Board of Directors has, by resolution adopted at a meeting held on August 17, 2005, authorized the issuance of one series of 400 shares of its authorized preferred stock, par value $.01 per share, liquidation preference $50,000 per share, designated "Municipal Income Preferred Shares, Series C" (such series of Municipal Income Preferred Shares, Series C is referred to in this Statement as "Series C Preferred Shares").

   SECOND: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Series C Preferred Shares are as follows:

                                  DESIGNATION

   A series of 400 shares of preferred stock, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Municipal Income Preferred Shares, Series C" (each, a "Series C Preferred Share" and, collectively, the "Series C Preferred Shares"). Each Series C Preferred Share shall: (i) be issued upon on the closing of the reorganization (the "Reorganization") of Delaware Investments Minnesota Municipal Income Fund, Inc. ("VMN") into the Corporation pursuant to the Agreement and Plan of Acquisition dated _________, 2005 (the "Agreement") by and among the Corporation, VMN and Delaware Management Company, a series of Delaware Management Business Trust; (ii) have a dividend rate for its Initial Dividend Period equal to such dividend rate applicable to the Municipal Income Preferred Shares of VMN, as determined on the closing date of the Reorganization; (iii) have an Initial Dividend Period ending _________, 2006; and (iv) have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of this Statement. The Series C Preferred Shares shall constitute a separate series of preferred stock of the Corporation, and each Series C Preferred Share shall be identical.

   No holder of Series C Preferred Shares shall, as such holder, have any right to acquire, purchase or subscribe for any Series C Preferred Shares, shares of Common Stock, $.01 par value, of the Corporation or other securities of the Corporation which it may hereafter issue or sell (whether out of the number of shares authorized by the Articles, out of any shares acquired by the Corporation after the issuance thereof, or otherwise).

                                     PART I

1.   DEFINITIONS

   "AA Composite Commercial Paper Rate," on any date of determination, means
(a) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated AA by S&P or Aa by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (b) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Remarketing Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the AA Composite Commercial Paper Rate, the AA Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period Days shall be (a) fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper;
(b)

49 or more days but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (c) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; and (d) 85 or more days but fewer than 91 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper.

   "Additional Dividend" means payment to a Holder of Series C Preferred Shares of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars
(after federal and Minnesota personal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive
Taxable Allocations would have been excludable from the gross income of such Holder. Such Additional Dividend shall be calculated (a) without consideration being given to the time value of money, (b) assuming that no Holder of Series
C Preferred Shares is subject to the federal or Minnesota alternative minimum tax with respect to dividends received from the Corporation, and (c) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each Holder of Series C Preferred Shares at (i) in the case of that portion of an allocation attributable to capital gains, the maximum marginal combined regular federal and Minnesota income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) on net capital gains applicable to individuals or corporations in effect during the taxable year in question, whichever is greater, or (ii) in the case of that portion of an allocation attributable to ordinary income, the maximum marginal combined regular federal and Minnesota income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) on ordinary income applicable to individuals or corporations in effect during the taxable year in question, whichever is greater.

   "Administrator" means Delaware Service Company, Inc. and any additional or successor companies or entities which have entered into an agreement with the Corporation to provide administrative services to the Corporation.

   "Adviser" means Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, a statutory trust formed under the laws of the State of Delaware, with its principal place of business at One Commerce Square, Philadelphia, PA 19103.

   "Agent Member" means a designated member of the Securities Depository that will maintain records for a beneficial owner of one or more Series C Preferred Shares that has identified such Agent Member in its Master Purchaser's Letter and that will be authorized and instructed to disclose information to the Remarketing Agent and/or the Paying Agent with respect to such beneficial owner.

   "Agreement" means the Agreement and Plan of Acquisition dated __________, 2005 by and among VMN, the Corporation and the Adviser.

   "Anticipation Notes" means the following obligations: tax anticipation notes, revenue anticipation notes, and tax and revenue anticipation notes.

   "Applicable Dividend Rate" means, with respect to the Initial Dividend Period, the initial dividend rate per annum described in the "Designation" of this Statement and, with respect to any subsequent Dividend Period, the dividend rate per annum that (a) except for a Dividend Period commencing during a Non-Payment Period, will be equal to the lower of the rate per annum that the Remarketing Agent advises results on the Remarketing Date preceding the first day of such Dividend Period from implementation of the remarketing procedures described herein in Part II and the Maximum Dividend Rate, or (b) for each Dividend Period commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate.

   "Applicable Percentage" means, with respect to any Dividend Period of 90 days or less, the percentage of the Reference Rate on each Remarketing Date, which will be determined with reference to the lower of the credit rating assigned on such date to the Series C Preferred Shares by Moody's and S&P (or, if Moody's or S&P, or both, shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating), as follows:

                         CREDIT RATINGS
               ----------------------------------    APPLICABLE PERCENTAGE OF
                  MOODY'S               S&P              REFERENCE RATE
                  -------               ---              --------------
               aa3 or higher        AA- or higher             110%
               a3 to a1             A- to A+                  125%
               baa3 to baa1         BBB- to BBB+              150%
               ba3 to ba1           BB- to BB+                200%
               below ba3            below BB-                 250%

; provided, however, that in the event the Corporation has notified the Paying Agent and the Remarketing Agent of its intent to allocate income taxable for federal income tax purposes to the Series C Preferred Shares prior to the Remarketing establishing the Applicable Dividend Rate for such shares, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus (a) in the case of capital gains dividends, the maximum marginal combined regular federal and Minnesota income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) on capital gains applicable to individuals or corporations, whichever is greater, or (b) in the case of ordinary income dividends, the maximum marginal combined regular federal and Minnesota income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) on ordinary income applicable to individuals or corporations, whichever is greater. If the ratings for the Series C Preferred Shares are split between two of the foregoing credit rating categories, the lower rating will determine the prevailing rating.

   "Articles" means the Articles of Incorporation, as amended, of the Corporation, including this Statement.

   "Beneficial Owner" means a person who has signed, or on whose behalf an Agent Member has signed, a Master Purchaser's Letter and is listed as the beneficial owner of one or more Series C Preferred Shares on the records of the Paying Agent or, with respect to any Series C Preferred Shares not registered in the name of the Securities Depository on the share transfer books of the Corporation, the person in whose name such share is so registered.

   "Board of Directors" or "Board" means the Board of Directors of the Corporation.

   "Business Day" means a day on which the New York Stock Exchange, Inc. is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized or obligated by law to close.

   "Closing Transaction" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Commercial Paper Dealers" means Citigroup Global Markets, Inc. and such other dealers as the Corporation may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

   "Commission" means the Securities and Exchange Commission.

   "Common Stock" means the common shares, par value $.01 per share, of the Corporation.

   "Date of Original Issue" means, with respect to any Series C Preferred Share, the date on which the Corporation originally issues such share.

   "Deposit Securities" has the meaning set forth in Part I, Section 7(c) of this Statement.

   "Directors" shall mean members of the Board of Directors.

   "Discount Factor" means a Moody's Discount Factor or an S&P Discount Factor, as the case may be.

   "Discounted Value" of any asset of the Corporation means the market value thereof, as determined by the Corporation in accordance with the Pricing Service, discounted by the applicable Moody's Discount Factor or S&P Discount Factor, as the case may be, in connection with the Corporation's receipt of ratings on the Series C Preferred Shares from Moody's and S&P, provided that with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such asset at any time.

   "Dividend Coverage Amount" has the meaning set forth in Part I, Section 7(c) of this Statement.

   "Dividend Coverage Assets" has the meaning set forth in Part I, Section 7(c) of this Statement.

   "Dividend Payment Date" has the meaning described in Part I, Section 3(e) of this Statement.

   "Dividend Period" means a Seven-day Dividend Period, a 28-day Dividend Period or a Special Dividend Period.

   "DTC" means The Depository Trust Company, which will register the Series C Preferred Shares in the name of its nominee, Cede & Co.

   "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

   "Holder" of Series C Preferred Shares means, unless the context otherwise requires, a person who has signed, or on whose behalf an Agent Member has signed, a Master Purchaser's Letter and is listed in the records of the Paying Agent as the beneficial owner of one or more Series C Preferred Shares.

   "Initial Dividend Period" means the period commencing on and including the Date of Original Issue thereof and ending on _________, 2006.

   "Initial Margin" means the amount of cash or securities deposited with a futures commission merchant as a good faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

   "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

   "IRS" means the Internal Revenue Service.

   "Mandatory Redemption Price" means $50,000 per Series C Preferred Share plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

   "Marginal Tax Rate" means the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater.

   "Market Value" of any asset of the Corporation means the market value thereof determined by the Pricing Service. Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service fails to provide a valuation for a portfolio security or, in the judgment of the Adviser, provides a valuation which is incorrect, Market Value of such security shall mean the lower of two independent bid price quotations received from members of the National Association of Securities Dealers, Inc. who make a market in such security, one of which shall be in writing.

   "Master Purchaser's Letter" means a letter addressed to the Corporation, the Remarketing Agent, an Agent Member and other persons in which a potential Holder, or such Holder's Agent Member on such Holder's behalf, agrees, among other things, to follow the procedures set forth in the Prospectus dated
August 3, 1992 relating to the offering of the Series C Preferred Shares, as such Prospectus may be amended or supplemented from time to time, and the Remarketing Procedures as set forth in Part II of this Statement.

   "Maximum Dividend Rate" means a maximum dividend rate for Series C Preferred Shares determined with reference to the credit rating assigned to such shares and the duration of the Dividend Period. The Maximum Dividend Rate for any Dividend Period (other than a Special Dividend Period of more than 90 days) at any date on which an Applicable Dividend Rate is determined will be the Applicable Percentage of the Reference Rate. The Maximum Dividend Rate for any Special Dividend Period of more than 90 days will be a fixed rate or variable rate determined from time to time by formula or other means as designated by the Board of Directors in respect of such period.

   "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Corporation were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Corporation, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

   "Minimum Liquidity Level" has the meaning set forth in Part I, Section 7(c) of this Statement.

   "Minnesota Municipal Obligations" means "Minnesota Municipal Obligations" as defined in the Corporation's Registration Statement on Form N-2 (File Nos. 33-60636 and 811-7420) on file with the Commission, as such Registration Statement may be amended from time to time.

   "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors.

   "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:


                                                     MOODY'S DISCOUNT FACTORS
                                                         RATING CATEGORY
                                              ------------------------------------
EXPOSURE PERIOD                               Aaa (1)    Aa (1)    A (1)   Baa (1)   OTHER (2)  VMIG-1 (1) (3)(4)   SP-1+ (3) (4)
---------------                               -------    ------    -----   -------   ---------  -----------------   -------------
7 weeks or less.............................     151%      159%     168%      202%        229%          136%             148%
8 weeks or less but greater than 7 weeks....     154%      164%     173%      205%        235%          137%             149%
9 weeks or less but greater than 8 weeks....     158%      169%     179%      209%        242%          138%             150%

---------------
(1)  Moody's rating.

(2)  Municipal Obligations not rated by Moody's but rated BBB or BBB+ by S&P.

(3) Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

(4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of A by Moody's.

   Notwithstanding the foregoing, (a) no Moody's Discount Factor will be applied to short-term Municipal Obligations so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's which mature or have a demand feature at par exercisable within the Moody's Exposure Period and the Moody's Discount Factor for such Municipal Obligations will be 125% so long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period; and (b) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within the Moody's Exposure Period, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of conditions (A) or
(B).

   "Moody's Eligible Assets" means cash or a Municipal Obligation that (a) pays interest in cash, (b) is publicly rated Baa or better by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (excluding any short-term Municipal Obligation) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (c) does not have its rating suspended, (d) is part of an issue of Municipal Obligations of at least $5,000,000 if rated Aaa, Aa or A by Moody's (or, if not rated by Moody's, rated AAA or AA by S&P), or $10,000,000 if rated Baa by Moody's (or, if not rated by Moody's rated A or BBB by S&P), (e) is not a private placement, and (f) is not convertible. In addition, Receivables for Municipal Obligations Sold (as defined under "Moody's Discount Factor") shall constitute Moody's Eligible Assets. Municipal Obligations in the Corporation's portfolio must be within the following diversification requirements in order to be included within Moody's Eligible Assets:

                           MINIMUM
                            ISSUE          MAXIMUM               MAXIMUM                     MAXIMUM
                            SIZE          UNDERLYING            ISSUE TYPE                    COUNTY
RATING                  ($ MILLIONS)    OBLIGOR (%)(2)   CONCENTRATION (%)(2)(3)     CONCENTRATION (%)(2)(4)
------                  ------------    --------------   -----------------------     -----------------------
Aaa.................          5              100                   100                         100
Aa..................          5               20                    60                          60
A...................          5               10                    40                          40
Baa.................         10                6                    20                          20
Other (1)...........         10                4                    12                          12

---------------
(1)  Municipal securities not rated by Moody's but rated BBB or BBB+ by S&P.

(2) The referenced percentages represent cumulative totals for the related rating category and each lower rating category.

   (3) For purposes of the issue type concentration requirement, Municipal Obligations will be classified within one of the following categories: health care issues, housing issues, educational facilities (public and private schools) issues, student loan issues, resource recovery issues, transportation issues, industrial revenue and pollution control bond issues, utility issues (including water, sewer and electric), general obligation issues, lease obligations and certificates of participation, escrowed bonds and other issues ("Other Issues") including special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessments, and telephone revenue bonds only. The following issue types will be further limited as follows for all rating categories listed: student loan issues-10%; resource recovery issues-10%; Other Issues-10%.

   (4) Applicable to general obligation Municipal Obligations only.

   For purposes of the maximum underlying obligor requirement described above, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating of such Municipal Obligation. In the event any of the Moody's Eligible Assets in the Corporation's portfolio consist of Municipal Obligations other than Minnesota Municipal Obligations, then such Municipal Obligations shall be subject to the following requirements regarding the maximum percentage of Moody's Eligible Assets that may be invested in Municipal Obligations of issuers located in a particular state of United States territory: such Municipal Obligations rated BBB or BBB+ by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB or BBB+ rated Municipal Obligations, if any, together with any such Municipal Obligations rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, BBB+, Baa and A-rated Municipal Obligations, if any, together with any such Municipal Obligations rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, BBB+, Baa, A and AA-rated Municipal Obligations, if any, together with any such Municipal Obligations rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets; provided, however, that, notwithstanding the foregoing, no more than an aggregate of 10% of the Moody's Eligible Assets may consist of Municipal Obligations of issuers located in United States Territories, other than Puerto Rico. For purposes of applying the foregoing requirements, Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to have a long-term rating of A.

   For purposes of calculation of Minimum Issue Size, Underlying Obligor, Maximum Issue Type and Maximum County Concentration, Moody's Eligible Assets shall be calculated without including cash and Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable with the Moody's Exposure Period. Where the Corporation sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Corporation is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Share Basic Maintenance Amount. Where the Corporation purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Corporation thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset.

   Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if (a) it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (i) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Corporation will not affect the status of such assets as a Moody's Eligible Asset, (ii) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (iii) Liens to secure payment for services rendered or cash advanced to the Corporation by the Adviser, the Paying Agent, the Administrator or the Remarketing Agent and (iv) Liens by virtue of any repurchase agreement; or (b) it is irrevocably deposited by the Corporation for the payment of any amounts set forth in (a)(i) through (a)(vii) under "Preferred Share Basic Maintenance Amount."

   "Moody's Exposure Period" on a given Valuation Date means the period commencing on such date and ending 47 days thereafter, as such exposure period may be modified by the Board of the Corporation; provided, however, that the Corporation shall have received confirmation in writing from Moody's that any such modification shall not adversely affect the then-current Moody's rating of the Series C Preferred Shares.

   "Moody's Hedging Transactions" means options on securities, futures contracts based on the Municipal Index or Treasury Bonds and options on such futures contracts.

   "Moody's Volatility Factor" means 275% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

               % CHANGE IN MARGINAL        MOODY'S VOLATILITY
                      TAX RATE                   FACTOR
               --------------------        ------------------

                         5%                       295%
                        10%                       317%
                        15%                       341%
                        20%                       369%
                        25%                       400%
                        30%                       436%
                        35%                       477%
                        40%                       525%


Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the Corporation in writing is applicable.

   "Municipal Index" means The Bond Buyer Municipal Bond Index.

   "Municipal Obligations" means "Municipal Obligations" as defined in the Corporation's Registration Statement on Form N-2 (File Nos. 33-60636 and 811-7420) on file with the Commission, as such Registration Statement may be amended from time to time.

   "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

   "1940 Act Asset Coverage" means asset coverage (determined in accordance with Section 18 of the 1940 Act) of at least 200% with respect to senior securities which are stock, including the Series C Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock).

   "1940 Act Cure Date" means the last Business Day of the calendar month following the failure by the Corporation to maintain the 1940 Act Asset Coverage as of the last Business Day of any calendar month in which any Series C Preferred Shares are Outstanding.

   "Non-Call Period" has the meaning described in "Specific Redemption Provisions," below.

   "Non-Payment Period" has the meaning set forth in Part I, Section 3(g) of this Statement.

   "Non-Payment Period Rate" has the meaning set forth in Part I, Section 3(g) of this Statement.

   "Notice of Redemption" has the meaning set forth in Part I, Section 4(d) of this Statement.

   "Optional Redemption Price" shall mean (a) $50,000 per Series C Preferred Share in the case of a Seven-day Dividend Period, a 28-day Dividend Period or a Special Dividend Period of less than 365 days or (b) with respect to a Special Dividend Period of 365 days or more, the redemption price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

   "Outstanding" shall mean, as of any date, Series C Preferred Shares theretofore issued by the Corporation except, without duplication, (a) any of the Series C Preferred Shares theretofore cancelled or redeemed by the Corporation, or with respect to which the Corporation has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Series C Preferred Shares, (b) any Series C Preferred Shares as to which the Corporation or any affiliate thereof is a Holder, and (c) any Series C Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation.

   "Paying Agent" means Bankers Trust Company, or any successor company or entity, which has entered into a Paying Agent Agreement with the Corporation to act, among other things, as the transfer agent, registrar, dividend and redemption price disbursing agent, settlement agent and agent for certain notifications for the Corporation in connection with the Series C Preferred Shares in accordance with such agreement.

   "Paying Agent Agreement" means an agreement to be entered into between the Corporation and the Paying Agent.

   "Preferred Share Basic Maintenance Amount" as of any Valuation Date with respect to all of the outstanding preferred stock of the Corporation, including the Series C Preferred Shares, means the dollar amount equal to (a) the sum of (i) the product of the number of shares of preferred stock of the Corporation outstanding on such date multiplied by the liquidation preference of such preferred stock, (ii) the aggregate amount of dividends (whether or not earned or declared) that will have accumulated to (but not including) the next Dividend Payment Date that follows such Valuation Date at the Applicable Dividend Rate, (iii) the amount equal to the Projected Dividend Amount (based upon the number of shares of preferred stock of the Corporation outstanding on such date), (iv) the amount of anticipated Corporation expenses for the 90 days subsequent to such Valuation Date, (v) the premium, if any, resulting from the designation of a Premium Call Period, (vi) the amount of the Corporation's Maximum Potential Additional Dividend Liability as of such Valuation Date, and (vii) any current liabilities as of such Valuation Date, including but not limited to liabilities relating to the payment of the redemption price for any shares of preferred stock of the Corporation for which the Corporation has given notice of redemption, to the extent not reflected in any of (a)(i) through (a)(vi) (including, without limitation, any amounts described below as required to be treated as liabilities in connection with the Corporation's transactions in futures and options and including payables for Municipal Obligations purchased as of such Valuation Date); less
(b) either (1) the face value of any Corporation assets irrevocably deposited by the Corporation for the payment of any of (a)(i) through (a)(vi) if such assets mature within the Moody's Exposure Period and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or
(2) the Discounted Value of such assets. The Preferred Share Basic Maintenance Amount shall be calculated based on all outstanding preferred stock of the Corporation and, therefore, for purposes of this calculation, defined terms will be deemed to apply to all outstanding preferred stock of the Corporation as the context requires.

   For purposes of the Preferred Share Basic Maintenance Amount in connection with S&P's rating of the Series C Preferred Shares, with respect to any transactions by the Corporation in futures contracts, the Corporation shall include as liabilities (a) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Corporation plus (b) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Corporation.

   For purposes of the Preferred Share Basic Maintenance Amount in connection with Moody's rating of the Series C Preferred Shares, with respect to any transactions by the Corporation in futures contracts, options on futures contracts and securities options, the Corporation shall include as liabilities
(a) 10% of the exercise price of a call option written by the Corporation and
(b) the exercise price of any written put option.

   "Preferred Share Basic Maintenance Cure Date" means the third Business Day after a failure by the Corporation to have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Share Basic Maintenance Amount on any Valuation Date.

   "Series C Preferred Share Provisions" means the rights and preferences of the Series C Preferred Shares established by this Statement establishing the Series C Preferred Shares.

   "Premium Call Period" has the meaning described in "Specific Redemption Provisions," below.

   "Pricing Service" means S&P Pricing Services or such other pricing service as may be designated from time to time by the Board of Directors, provided that, for so long as Series C Preferred Shares are rated by Moody's and S&P, no pricing service shall be so designated without the prior consent of Moody's and S&P.

   "Projected Dividend Amount" means, with respect to the Series C Preferred Shares, on any Valuation Date the aggregate amount of dividends that would accumulate on all outstanding preferred stock of the Corporation, including the Series C Preferred Shares, during the period beginning on the next Dividend Payment Date that follows such Valuation Date and ending on a date 47 days after such Valuation Date at a dividend rate equal to the Maximum Dividend Rate in effect on such date (or at the Non-Payment Period Rate if such calculation is made during a Non-Payment Period) multiplied by the larger of the Moody's Volatility Factor or the S&P Volatility Factor determined from time to time by Moody's and S&P, respectively. The Projected Dividend Amount shall be calculated based on all outstanding preferred stock of the Corporation and, therefore, for purposes of this calculation, defined terms will be deemed to apply to all outstanding preferred stock of the Corporation as the context requires.

   A "record holder" of Series C Preferred Shares shall mean the Securities Depository or its nominee or such other person or persons listed in the stock transfer books of the Corporation as the registered holder of one or more Series C Preferred Shares.

   "Reference Rate" means (a) with respect to any Dividend Period having fewer than 35 days, the higher of the applicable AA Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, and (b) with respect to any Special Dividend Period having 35 or more but fewer than 91 days, the applicable AA Composite Commercial Paper Rate.

   "Remarketing" means each periodic operation of the process for remarketing Series C Preferred Shares, as described in Part II of this Statement.

   "Remarketing Agent" means Citigroup Global Markets, Inc. and any additional or successor companies or entities which have entered into an agreement with the Corporation to follow the remarketing procedures for the purposes of determining the Applicable Dividend Rate.

   "Remarketing Agreement" means the agreement entered into between the Corporation and the Remarketing Agent which provides, among other things, that the Remarketing Agent will follow certain procedures for remarketing Series C Preferred Shares on behalf of the Holders as provided in the Series C Preferred Share Provisions for the purpose of determining the Applicable Dividend Rate that will enable the Remarketing Agent to remarket Series C Preferred Shares tendered to it at $50,000 per share for the next Dividend Period.

   "Remarketing Date" means the last Business Day of a Dividend Period.

   "Reorganization" means the reorganization of VMN into the Corporation pursuant to the Agreement.

   "Retroactive Taxable Allocation" has the meaning set forth in Part I,
Section 3(i) of this Statement.

   "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors.

   "S&P Discount Factor" means, for purposes of calculating the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest S&P Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period on the date of such determination, in accordance with the table set forth below:

                                                                  S&P DISCOUNT FACTORS
                                                                     RATING CATEGORY
                                                                  ----------------------
        EXPOSURE PERIOD                                          AAA    AA     A     BBB
        ---------------                                          ---    ---   ---    ---
        40 Business Days.....................................    205%   210%  225%   265%
        22 Business Days.....................................    185    190   205    245
        10 Business Days.....................................    170    175   190    230
        7 Business Days......................................    165    170   185    225
        3 Business Days......................................    145    150   165    205


   Notwithstanding the foregoing, (a) the S&P Discount Factor for short-term Municipal Obligations will be 115%, provided such Municipal Obligations must be rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's and mature or have a demand feature exercisable in 30 days or less; provided, however, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution and such bank or institution must have a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets, and (b) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

   "S&P Eligible Assets" means cash (excluding any cash irrevocably deposited by the Corporation for the payment of any liabilities within the meaning of Preferred Share Basic Maintenance Amount), Receivables for Municipal Obligations Sold (as defined above under "S&P Discount Factor") or a Municipal Obligation that is: (a) issued by any of the 50 states, U.S. territories, and their subdivisions, counties, cities, towns, villages, school districts, and agencies, such as authorities and special districts created by the states and certain federally sponsored agencies such as local housing authorities (payments made on Municipal Obligations are exempt from federal income tax and are generally exempt from state and local taxes in the state of issuance); (b) interest bearing and pays interest at least semi-annually; (c) payable in U.S. dollars; (d) publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, rated at least A by Moody's; provided that such Moody's-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets (for purposes of determining the S&P Discount Factors applicable to such Moody's-rated Municipal Obligations, any such Municipal Obligations will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (e) not a private placement; (f) part of an issue with an original issue size of at least $10 million or, if of an issue with an original issue size below $10 million but in no event lower than $5 million, be issued by an issuer with a total of at least $50 million of issues outstanding; and (g) owned by the Corporation. Notwithstanding the foregoing:

   (a) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Obligations exceeds 5% of the aggregate fair market value of the S&P Eligible Assets.

   (b) Municipal Obligations guaranteed or insured by any one bond insurer will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 25% of the aggregate fair market value of the S&P Eligible Assets.

   (c) Municipal Obligations of any one issue type category will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets. For purposes of this requirement, Municipal Obligations will be classified into one of the following categories: health care issues, housing issues, educational facilities issues, student loan issues, transportation issues, industrial development bond issues, public power utilities issues, water and sewer utilities issues, special utilities issues, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. Furthermore, special utilities issues that are not rated by S&P will not be considered S&P Eligible Assets.

   (d)Non-Minnesota Municipal Obligations will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets.

   "S&P Exposure Period" on a given Valuation Date means the period commencing on such date and ending three Business Days thereafter, as such exposure period may be modified by the Board of Directors of the Corporation; provided, however, that any such modification shall not adversely affect the then-current S&P rating of the Series C Preferred Shares.

   "S&P Hedging Transaction" means a purchase or sale position with respect to futures contracts based on the Municipal Index or Treasury Bonds, a purchase of a put or call option on such contracts, or the sale of a covered call option or a secured put option on such contracts or on Municipal Obligations.

   "S&P Volatility Factor" means a multiplicative factor equal to 304% or such other potential dividend rate increase factor as S&P advises the Corporation in writing is applicable.

   "Securities Depository" means DTC or any successor company or other entity selected by the Corporation as securities depository for the Series C Preferred Shares that agrees to follow the procedures required to be followed by such securities depository in connection with the Series C Preferred Shares.

   "Settlement Date" means the first Business Day after a Remarketing Date.

   "Seven-day Dividend Period" means (a) any Dividend Period commencing after a failed Remarketing or (b) any Dividend Period commencing after the first day of, and during, a Non-Payment Period and, in all such cases, generally containing seven days.

   "Special Dividend Period" means a Dividend Period established by the Board of Directors for the Series C Preferred Shares as described in Part I, Section 3(d) of this Statement.

   "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (a) a period (a "Non-Call Period") determined by the Board of Directors, after consultation with the Remarketing Agent, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Corporation, and (b) a period (a "Premium Call Period") consisting of a number of whole years and determined by the Board of Directors, after consultation with the Remarketing Agent, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Corporation's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Directors, after consultation with the Remarketing Agent.

   "Statement" means this Statement Establishing and Fixing the Rights and Preferences of Municipal Income Preferred Shares, Series C on file with the Secretary of State of Minnesota.

   "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations selected by the Corporation to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the Series C Preferred Shares.

   "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (a) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index or any successor index (the "Kenny Index"), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by the Pricing Service or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular federal income tax purposes under the Code of "high grade" component issuers selected by the Pricing Service or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under
Section 57(a)(5) of the Code or successor provisions, for purposes of the "alternative minimum tax," divided by (b) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by the Pricing Service or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (i) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (ii) 1.00 minus the Marginal Tax Rate (expressed as a decimal).

   "Tender and Dividend Reset" means the process pursuant to which Series C Preferred Shares may be tendered in a Remarketing or held and become subject to the new Applicable Dividend Rate determined by the Remarketing Agent in such Remarketing.

   "Treasury Bonds" means United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of ten years or more.

   "28-day Dividend Period" means the Dividend Period generally applicable to Series C Preferred Shares and generally contains 28 days.

   "Valuation Date" means every Business Day, beginning with the Date of Original Issue.

   "Variation Margin" means, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon by the Corporation, the amount of cash or securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

   "VMN" means Delaware Investments Minnesota Municipal Income Fund, Inc.

2. NUMBER OF SHARES; RANKING

   (a)There are 400 authorized shares constituting the Series C Preferred Shares. No fractional Series C Preferred Shares shall be issued.

   (b)Any Series C Preferred Shares which at any time hereafter have been redeemed, exchanged, or otherwise acquired by the Corporation shall return to the status of authorized and unissued preferred shares of the Corporation without designation as to series. Upon the redemption, exchange, or other acquisition by the Corporation of all outstanding Series C Preferred Shares, all provisions of this Statement shall cease to be of further effect and shall cease to be a part of the Articles. Upon the occurrence of such events, the Board of Directors shall have the power, pursuant to Minnesota Statutes
Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Corporation to be prepared and filed with the Secretary of State of the State of Minnesota which reflect the removal of this Statement and of all other provisions of the Articles, if any, relating to the Series C Preferred Shares.

   (c) The Series C Preferred Shares shall rank on a parity with the Corporation's Series A, Series B and Series D Preferred Shares and the shares of any other series of preferred stock of the Corporation as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.

3. DIVIDENDS

   (a) Holders of Series C Preferred Shares will be entitled to receive, when, as and if declared by the Corporation, out of funds legally available therefor, cumulative cash dividends, at the rates per annum set forth in this Statement under "Designation" for the Initial Dividend Period and, in the case of any other Dividend Period, at the Applicable Dividend Rate for the applicable Dividend Period and no more (except as otherwise provided below in Section 3(i) of this Statement), payable on the respective dates set forth below and, except as described below, set by the Remarketing Agent in accordance with the remarketing procedures described in Part II of this Statement.

   (b) Initial Dividend Payment Date and Dividend Period. The Initial Dividend Period for Series C Preferred Shares will commence on their Date of Original Issue and end on _________, 2006. Dividends for such Initial Dividend Period will be paid, when, as and if declared, out of funds legally available therefor, on _________, 2006 to the Securities Depository (or such other record holder) as of the Business Day preceding the date of such payment. Dividends for each Dividend Period thereafter will be payable, when, as and if declared, on each Dividend Payment Date, subject to certain exceptions.

   (c) Subsequent Dividend Periods.

   (i) After the Initial Dividend Period for each Series C Preferred Share, a Dividend Period therefor will commence on each (but not the final) Dividend Payment Date (which, except during a Non-Payment Period, will be a Settlement
Date). Each subsequent Dividend Period, with the exception of Seven-day Dividend Periods, will comprise, beginning with and including the date on which it commences, 28 consecutive days or, in the event the Board of Directors has designated such Dividend Period as a Special Dividend Period, such number of consecutive days or whole years as shall be designated by the Board of Directors. Notwithstanding the foregoing, any adjustment of the remarketing schedule by the Remarketing Agent which includes an adjustment of a Settlement Date will lengthen or shorten Dividend Periods by causing them always to end on and include the day before the Settlement Date as so adjusted.

   (ii) Except during a Non-Payment Period, by 12:00 noon, New York City time, on the Remarketing Date in each Remarketing, the Holder of a Series C Preferred Share may elect to tender such share or to hold such share for the next Dividend Period. If the holder of such share fails to tender such share on such Remarketing Date, such Holder will continue to hold such share at the Applicable Dividend Rate determined in such Remarketing for the next Dividend Period; provided that, if there is no Remarketing Agent, the Remarketing Agent is not required to conduct a Remarketing or the Remarketing Agent is unable to remarket in the Remarketing following such Remarketing Date all shares tendered to it at a price of $50,000 per share, then the next Dividend Period for such share and for all other shares will be a Seven-day Dividend Period and the Applicable Dividend Rate therefor will be the Maximum Dividend Rate for a Seven-day Dividend Period. If a Series C Preferred Share is tendered (or deemed tendered) but not sold in a Remarketing, the Holder of such share will hold such share for a Seven-day Dividend Period at the Maximum Dividend Rate therefor.

   (d) Special Dividend Periods. The Board of Directors may at any time designate a subsequent Dividend Period with respect to all Series C Preferred Shares on the Remarketing Date next preceding the commencement of such Dividend Period as a Special Dividend Period with such number of days or whole years (subject to adjustment as described above) as the Board of Directors shall specify; provided that (i) written notice of any such designation, of the Maximum Dividend Rate, if applicable, and Specific Redemption Provisions, if applicable, in respect thereof and of the consequences of failure to tender, or to elect to hold, shares must be given at least seven days prior to such Remarketing Date to the Remarketing Agent, the Paying Agent, the Securities Depository and the Holders of Series C Preferred Shares which are to be subject to such Special Dividend Period, (ii) no Special Dividend Period may commence during a Non-Payment Period, (iii) in respect of any Special Dividend Period of more than 90 days, the Board of Directors shall also determine a Maximum Dividend Rate, as described in Part II, Section 3, of this Statement, which rate or rates, as determined from time to time by formula or other means, may be fixed or variable, and (iv) in respect of any Special Dividend Period of 365 or more days, the Board of Directors, after consultation with the Remarketing Agent, may establish Specific Redemption Provisions and shall determine Dividend Payment Dates which shall be separated by periods of equal length as provided in the following paragraph; provided further that prior to such designation, the Corporation shall provide a Certificate of Preferred Share Basic Maintenance Amount showing, as of the third Business Day next preceding such proposed Special Dividend Period, (x) Moody's Eligible Assets, assuming for the purposes of calculating Moody's Eligible Assets, in connection with a Certificate of Preferred Share Basic Maintenance Amount required to be prepared pursuant to this proviso, a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating the Series C Preferred Shares) and (y) S&P Eligible Assets (if S&P is then rating the Series C Preferred Shares), each with a Discounted Value at least equal to the Preferred Share Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Dividend Rate is the Maximum Dividend Rate on such

Business Day as if such Business Day were the last Business Day prior to the proposed Special Dividend Period). The existence or rescission of any Special Dividend Period will not affect the current Dividend Period or prevent the Board of Directors from establishing other Special Dividend Periods of similar duration or in any way restrict the Maximum Dividend Rate or Specific Redemption Provisions which may be designated in connection with any other Special Dividend Period. The Board of Directors will not designate a Dividend Period as a Special Dividend Period unless it receives written confirmation from each of S&P and Moody's that the establishment of such Special Dividend Period would not impair the rating then assigned by S&P or Moody's to the Series C Preferred Shares. In addition, the Board of Directors will not change the frequency of the Valuation Dates unless it receives confirmation in writing from each of S&P and Moody's that such change would not so impair the then current rating of the Series C Preferred Shares.

   (e) Dividend Payment Dates. Dividends on each Series C Preferred Share will accumulate from its Date of Original Issue and will be payable, when, as and if declared by the Board of Directors, out of funds legally available therefor, on the applicable Dividend Payment Dates to the Securities Depository (or such other record holder) as of the Business Day preceding the applicable Dividend Payment Date. The Dividend Payment Dates will be: (i) with respect to a Special Dividend Period of more than 28 days, the first Business Day of each calendar month after the designation of such Special Dividend Period, and (ii) with respect to any other Dividend Period, the day after the last day thereof; provided that, if any such day is not a Business Day, the Dividend Payment Date will be the first Business Day after such day.

   (f) Dividend Payments.

   (i) So long as there is a Securities Depository with respect to the Series C Preferred Shares, each dividend on such shares will be paid to the Securities Depository or its nominee as the record holder of all shares. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners of Series C Preferred Shares in accordance with the Securities Depository's normal procedures. Each Agent Member will be responsible for holding or disbursing such payments to the Holders of the Series C Preferred Shares for which it is acting in accordance with the instructions of such Holders. Dividends on any Series C Preferred Share in arrears with respect to any past Dividend Payment Date may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holder thereof as of a date not exceeding five Business Days preceding the date of payment thereof as may be fixed by the Board of Directors. Any dividend payment made on Series C Preferred Shares will be first credited against the dividends accumulated but unpaid (whether or not earned or declared) with respect to the earliest Dividend Payment Date on which dividends were not paid. Holders of Series C Preferred Shares will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends thereon.
Except for the late charge described in paragraph (g) of this Section 3, Holders of Series C Preferred Shares will not be entitled to any interest or other additional amount on any dividend payment on any Series C Preferred
Share which may be in arrears.

   (ii) The amount of declared dividends for each Series C Preferred Share payable on each Dividend Payment Date in respect of a Seven-day Dividend Period, a 28-day Dividend Period or a Special Dividend Period of fewer than 365 days will be computed by the Corporation by multiplying the Applicable Dividend Rate in effect with respect to dividends payable on such share on such Dividend Payment Date by a fraction the numerator of which will be the number of days such share was Outstanding from and including its Date of Original Issue or the preceding Dividend Payment Date, as the case may be, to and including the last day of such Dividend Period, and the denominator of which will be 365, and then multiplying the rate so obtained by $50,000, and the amount of declared dividends for each Series C Preferred Share in respect of a Special Dividend Period of 365 or more days will be computed on the basis of a 360-day year of twelve 30-day months.

   (g) Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Corporation fails to (i) declare, prior to 12:00 noon, New York City time, on any Dividend Payment Date for Series C Preferred Shares, for payment on or within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on such Series C Preferred Shares payable on such Dividend Payment Date, or (ii) deposit, irrevocably and in trust, in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) on or within three Business Days after any Dividend Payment Date for Series C Preferred Shares the full amount of any dividend on such shares (whether or not earned or declared) payable on such Dividend Payment Date, or (B) on or within three Business Days after any redemption date for Series C Preferred Shares called for redemption, the Mandatory Redemption Price or the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to the applicable holders in same-day funds; provided that a Non-Payment Period will not end during the first seven days thereof unless the

Corporation shall have given at least three days' written notice to the Paying Agent, the Remarketing Agent and the Securities Depository and thereafter will not end unless the Corporation shall have given at least fourteen days' written notice to the Paying Agent, the Remarketing Agent, the Securities Depository and all Holders of Series C Preferred Shares. The Applicable Dividend Rate for each Dividend Period commencing during a Non-Payment Period will be equal to the Non-Payment Period Rate; any share for which a Special Dividend Period would otherwise have commenced on the first day of a Non-Payment Period will have, instead, a Seven-day Dividend Period; and each Dividend Period for Series C Preferred Shares commencing after the first day of, and during, a Non-Payment Period shall be a Seven-day Dividend Period. Any dividend on Series C Preferred Shares due on any Dividend Payment Date for such shares (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Corporation has declared such dividend payable on or within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due (if such non-payment is not solely due to the willful failure of the Corporation) but paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, will incur a late charge to be paid therewith to such persons and calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The Non-Payment Period Rate will be (i) 250% (300% at any time the Corporation has notified the Remarketing Agent of its intent to allocate income that is taxable for federal income tax purposes to the Series C Preferred Shares prior to any Remarketing with respect to such shares) of the Reference Rate with respect to any Dividend Period of 90 days or less or (ii) such percentage as designated by the Board of Directors with respect to any Special Dividend Period of more than 90 days, provided that in no event will such percentage be lower than the percentage that would apply to a Dividend Period of 90 days or less.

   (h) Restrictions on Dividends and Other Payments.

   (i) Under the 1940 Act, the Corporation may not declare dividends (except a dividend payable in shares of Common Stock) or make other distributions on shares of Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding preferred stock of the Corporation would be less than 200% (or such other percentage as may in the future be required by law).

   (ii) In addition, for so long as any Series C Preferred Shares are Outstanding, (A) the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other capital stock, if any, ranking junior to Series C Preferred Shares as to dividends and upon liquidation) in respect of Common Stock or any other capital stock of the Corporation ranking junior to or on a parity with Series C Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior capital stock (except by conversion into or exchange for shares of the Corporation ranking junior to Series C Preferred Shares as to dividends and upon liquidation) or any such parity capital stock (except by conversion into or exchange for shares of the Corporation ranking junior to or on a parity with Series C Preferred Shares as to dividends and upon liquidation), unless (1) full cumulative dividends on Series C Preferred Shares through the most recently ended Dividend Period (or, if such transaction is on a Dividend Payment Date, through the Dividend Period ending on the day prior to such Dividend Payment Date) shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Paying Agent, and
(2) the Corporation has redeemed the full number of Series C Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles, and (B) the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other capital stock, if any, ranking junior to Series C Preferred Shares as to dividends and upon liquidation) in respect of Common Stock or any other capital stock of the Corporation ranking junior to or on a parity with Series C Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior capital stock (except by conversion into or exchange for stock of the Corporation ranking junior to Series C Preferred Shares as to dividends or upon liquidation) or any such parity capital stock (except by conversion into or exchange for shares of the Corporation ranking junior to or on a parity with Series C

Preferred Shares as to dividends and upon liquidation), unless immediately after such transaction the aggregate Discounted Value of the Corporation's Eligible Assets would at least equal the Preferred Share Basic Maintenance Amount.

   (i) Additional Dividends. If the Corporation retroactively allocates any net capital gains or other income taxable for federal income tax purposes to Series C Preferred Shares without having given advance notice of such allocation to the Paying Agent and the Remarketing Agent as provided in
Section 2 of Part II by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the Outstanding Series C Preferred Shares or (iii) the liquidation of the Corporation (such allocation being referred to herein as a "Retroactive
Taxable Allocation"), the Corporation shall, within 270 days after the end of the Corporation's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Remarketing Agent, the Paying Agent and to each Holder of such shares during such taxable year at such Holder's address as the same appears or last appeared on the stock books of the Corporation. Such Holders of such shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Corporation to the Paying Agent, for distribution to such Holders, within 30 days after the notice described above is given to the Remarketing Agent and the Paying Agent.

4. REDEMPTION

   (a) Optional Redemption.

   (i) Upon giving a Notice of Redemption, as provided below, the Corporation at its option may redeem Series C Preferred Shares, in whole or in part, on any scheduled Dividend Payment Date, out of funds legally available therefor, at a redemption price equal to the Optional Redemption Price; provided that no Series C Preferred Share will be subject to optional redemption during any Non-Call Period. Additionally, without the consent of the Remarketing Agent, the Series C Preferred Shares may not be redeemed in part if after such partial redemption fewer than 300 Series C Preferred Shares remain Outstanding.

   (ii) So long as either Moody's or S&P is rating the Series C Preferred Shares, no Series C Preferred Shares shall be redeemed pursuant to this
Section 4(a) unless (A) on the date on which the Corporation intends to give notice of such redemption pursuant to paragraph (d) of this Section 4, the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Series C Preferred Shares by reason of the redemption of such shares on such redemption date, and (B) on the date on which the Corporation intends to give notice of such redemption and on the redemption date, Moody's Eligible Assets (if Moody's is then rating the Series C Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Series C Preferred Shares) each at least equal the Preferred Share Basic Maintenance Amount, and would at least equal the Preferred Share Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

   (b) Mandatory Redemption.

   (i) The Corporation will redeem, at a redemption price equal to the Mandatory Redemption Price, certain of the Outstanding Series C Preferred Shares, if the Corporation fails to maintain as of each Valuation Date Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Share Basic Maintenance Amount or as of the last Business Day of any calendar month fails to maintain the 1940 Act Asset Coverage and such failure is not cured on or before the Preferred Share Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a "Cure Date"), as the case may be. The number of Series C Preferred Shares to be redeemed will be equal to the lesser of (A) the minimum number of Series C Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would together with any other outstanding preferred stock of the Corporation to be redeemed, result in the satisfaction of the Preferred Share Basic Maintenance Amount or the 1940 Act Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Series C Preferred Shares then Outstanding will be redeemed; and provided further that, if less than 300 Series C Preferred Shares would remain Outstanding following any partial redemption hereunder, the Remarketing Agent may direct the Corporation to redeem all of the Series C Preferred Shares then Outstanding), and (B) the maximum number of Series C Preferred Shares that, together with any other outstanding preferred stock of the Corporation to be redeemed, can be redeemed out of funds expected to be legally available therefor. To the extent practicable, the Series C Preferred Shares shall participate in any such redemption on a pro rata basis with all other outstanding preferred stock of the Corporation.

   (ii) The Corporation will effect such a mandatory redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of Series C Preferred Shares which are subject to mandatory redemption or the Corporation otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Corporation will redeem those Series C Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

   (c) Allocation. If fewer than all the outstanding Series C Preferred Shares are to be redeemed, the number of Series C Preferred Shares to be so redeemed will be a whole number of shares and will be determined by the Board of Directors (subject to the provisions described above under subparagraph (b)) and the Corporation will give a Notice of Redemption. Unless certificates representing shares are held by persons other than the Securities Depository or its nominee, the Securities Depository, upon receipt of such Notice of Redemption, shall use its best efforts to determine, by 10:00 a.m., New York City time, on the second Business Day immediately succeeding the date on which it receives such Notice of Redemption, by lot the number of Series C Preferred Shares to be redeemed from the account of each Agent Member (which may include an Agent Member, including the Remarketing Agent, holding shares for its own account) and shall immediately notify the Paying Agent of such determination. The Paying Agent, upon receipt of such notice, will in turn determine by lot the number of shares to be redeemed from the accounts of the Holders of the shares whose Agent Members have been selected by the Securities Depository. In doing so, the Paying Agent may determine that shares will be redeemed from the accounts of some Holders, which may include the Remarketing Agent, without shares being redeemed from the accounts of other Holders. Notwithstanding the foregoing, if any certificates for Series C Preferred Shares are not held by the Securities Depository or its nominee, the shares to be redeemed will be selected by the Corporation by lot.

   (d) Notice of Redemption.

   (i) The Corporation will give 30 days' Notice of Redemption. Such notice shall be given by telephone or facsimile, to the Securities Depository (and any other record holder), the Paying Agent and the Remarketing Agent, and promptly confirmed in writing. In the event the Corporation obtains appropriate exemptive or no-action relief from the Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Directors of the Corporation to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then current rating of the Series C Preferred Shares. The Paying Agent will use its reasonable efforts to provide telephonic notice to each Holder of Series C Preferred Shares called for redemption not later than the close of business on the Business Day on which the Paying Agent determines the shares to be redeemed (as described above) (or, during a Non-Payment Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Paying Agent receives Notice of Redemption from the Corporation). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Paying Agent to each Holder of record of Series C Preferred Shares called for redemption, the Remarketing Agent and the Securities Depository.

   (ii) Every Notice of Redemption and other redemption notice with respect to Series C Preferred Shares will state (A) the redemption date, (B) the number of Series C Preferred Shares to be redeemed, (C) the redemption price, (D) that dividends on the Series C Preferred Shares to be redeemed will cease to accumulate as of such redemption date, and (E) the provision of the Articles pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

   (iii) Series C Preferred Shares, the Holders of which shall have been given Notice of Redemption, will not be transferable outside of a Remarketing.

   (e) Other Redemption Procedures.

   (i) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem Series C Preferred Shares will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation shall have failed, for any reason whatsoever, to deposit with the Paying Agent funds with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Corporation may not have redeemed Series C Preferred Shares for which a Notice of Redemption has been given, dividends may be declared and paid on such shares and will include those shares for which Notice of Redemption has been given.

   (ii) Upon the deposit of funds sufficient to redeem Series C Preferred Shares with the Paying Agent and the giving of Notice of Redemption, all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of the Holders thereof to receive the Optional Redemption Price or the Mandatory Redemption Price, as the case may be, but without any interest or other additional amount (except for the late charge described under Part I, Section 3(g) hereof), and such shares will no longer be deemed Outstanding for any purpose. The Corporation will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (A) the aggregate redemption price of the Series C Preferred Shares called for redemption on such date and (B) all other amounts to which Holders of Series C Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Corporation, after which time the holders of Series C Preferred Shares so called for redemption will look only to the Corporation for payment of the redemption price and all other amounts to which they may be entitled. The Corporation will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

   (iii) Nothing contained in the Articles limits any legal right of the Corporation or any affiliate to purchase or otherwise acquire any Series C Preferred Shares outside of a Remarketing at any price, whether higher or lower than the Optional Redemption Price or Mandatory Redemption Price, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on any outstanding preferred stock of the Corporation and the Corporation is in compliance with the 1940 Act Asset Coverage and has assets with a Discounted Value at least equal, in the aggregate, to the Preferred Share Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Corporation shall have no voting rights. If fewer than all the Outstanding Series C Preferred Shares are redeemed or otherwise acquired by the Corporation, the Corporation shall give notice of such transaction in accordance with the procedures agreed upon by the Board of Directors. Subject to Section 18 of the 1940 Act and the Series C Preferred Share Provisions, any Series C Preferred Shares redeemed or otherwise acquired by the Corporation may be reissued by the Corporation; provided, however, that after giving effect to such reissuance the Corporation shall have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Share Basic Maintenance Amount.

   (iv) The Corporation has the right to arrange for others to purchase from the Holders thereof Series C Preferred Shares which are to be redeemed as described in paragraph 4(a) above.

   (v) The Remarketing Agent may, in its sole discretion, modify the procedures concerning notification of redemption described above so long as any such modification does not adversely affect the Holders of the Series C Preferred Shares.

   (vi) In effecting any redemption pursuant to this Section 4, the Corporation shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Minnesota law, but shall effect no redemption except in accordance with the 1940 Act and Minnesota law.

5. LIQUIDATION

   (a) Upon a liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders of Series C Preferred Shares then Outstanding will be entitled, whether from capital or surplus, before any assets of the Corporation will be distributed among or paid over to the holders of the Common Stock or any other class of capital stock of the Corporation junior to the Series C Preferred Shares as to liquidation payments, to be paid an amount equal to the liquidation preference with respect to such shares. The liquidation preference for Series C Preferred Shares is $50,000 per share plus an amount equal to all accumulated but unpaid dividends thereon (whether or not earned or declared) to the date of final distribution in same-day funds. After any such payment, the Holders of Series C Preferred Shares will not be entitled to any further participation in any distribution of assets of the Corporation. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to make such full payments to the Holders of Series C Preferred Shares and to the holders of any shares of preferred stock of the Corporation with preference rights ranking as to liquidation, dissolution or winding up, on a parity with the Series C Preferred Shares, then such assets will be distributed pro rata among the holders of Series C Preferred Shares and any other such preferred stock.

   (b) Neither the consolidation nor the merger of the Corporation with or into any other entity or entities nor a reorganization of the Corporation alone nor the sale, lease or transfer by the Corporation of all or substantially all of its assets shall be deemed to be a dissolution or liquidation of the Corporation.

6. VOTING RIGHTS

   (a) Except as otherwise indicated in the Articles and except as otherwise required by applicable law, Holders of Series C Preferred Shares will have equal voting rights with holders of shares of Common Stock and any other preferred stock (one vote per share) and will vote together with holders of shares of Common Stock and any other preferred stock as a single class.

   (b) In connection with the election of the Corporation's Directors, holders of shares of preferred stock, including Holders of Series C Preferred Shares, voting as a separate class, shall be entitled to elect two of the Corporation's Directors, and the remaining Directors will be elected by holders of shares of Common Stock and shares of preferred stock, including Holders of Series C Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding shares of preferred stock, including Series C Preferred Shares, shall be unpaid in an amount equal to two full years' dividends thereon, then the number of Directors constituting the Board of Directors shall automatically be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of preferred stock, including Holders of Series C Preferred Shares, as described above, would constitute a majority of the Board of Directors as so increased by such smallest number; and at a special meeting of shareholders, which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of preferred stock, including Holders of Series C Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Corporation as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Corporation thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of preferred stock, including Series C Preferred Shares, for all past dividend periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of preferred stock, including Holders of Series C Preferred Shares (but not of the Directors with respect to whose election the holders of Common Stock were entitled to vote or the two Directors the holders of shares of preferred stock, including Holders of Series C Preferred Shares, have the right to elect in any event) will terminate automatically. If at any time the holders of any series of preferred stock other than the Series C Preferred Shares are entitled under the 1940 Act to elect a majority of the Board of Directors, then Holders of Series C Preferred Shares will have equal voting rights with holders of shares of such other series (one vote per share) with respect to the election of the Corporation's Directors.

   (c) (i) So long as any Series C Preferred Shares are outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of a majority of the Outstanding Series C Preferred Shares in person or by proxy, either in writing or at a meeting (voting separately as one class): (A) authorize, create or issue any class or series of stock ranking prior to or on a parity with the Series C Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, or increase the authorized amount of Series C Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of Section 9(a)(iv) of this Part I, the Board of Directors, without the vote or consent of the Holders of Series C Preferred Shares, may from time to time authorize and create, and the Corporation may from time to time issue, classes or series of preferred stock ranking on a parity with the Series C Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, subject to continuing compliance by the Corporation with the 1940 Act Asset Coverage and Preferred Share Basic Maintenance Amount requirements, provided that the Corporation obtains written confirmation from Moody's (if Moody's is then rating the Series C Preferred Shares) and S&P (if S&P is then rating the Series C Preferred Shares) that the issuance of any such additional class or series would not impair the rating then assigned by such rating agency or agencies, as the case may be, to the Series C Preferred Shares); (B) amend, alter or repeal the provisions of the Articles, including this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Series C Preferred Shares or the Holders thereof; provided that the authorization, creation and issuance of classes or series of stock ranking junior to the Series C Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, will not be deemed to affect such preferences, rights or powers unless such issuance would, at the time thereof, cause the Corporation not to satisfy the 1940 Act Asset Coverage or the Preferred Share Basic Maintenance Amount; or (C) file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent.

   (ii) To the extent permitted by Minnesota law, the Board of Directors, without the vote or consent of the Holders of Series C Preferred Shares, may from time to time amend, alter or repeal any or all of the rating agency guidelines described herein, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series C Preferred Shares or the Holders thereof, provided the Board of Directors receives written confirmation from Moody's and S&P that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the Series C Preferred Shares.

   (d) Unless otherwise required by law, the Holders of Series C Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of Series C Preferred Shares shall have no preemptive rights or rights to cumulative voting. In the event that the Corporation fails to pay any dividends on the Series C Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 6.

   (e) Unless a higher percentage is specifically provided for in the Articles, the affirmative vote of the Holders of a majority of the outstanding Series C Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is defined in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. In the event a vote of Holders of Series C Preferred Shares is required pursuant to the provisions of
Section 13(a) of the 1940 Act, the Corporation (i) shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's and S&P that such vote is to be taken and the nature of the action with respect to which such vote is to be taken, and (ii) not later than three Business Days after the date of such vote, notify Moody's and S&P of the results of such vote.

   (f) The foregoing voting provisions will not apply with respect to Series C Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

7. ASSET MAINTENANCE

   (a) 1940 Act Asset Coverage. The Corporation will maintain, with respect to Series C Preferred Shares, as of the last Business Day of each month in which any Series C Preferred Shares are Outstanding, 1940 Act Asset Coverage.

   (b) Preferred Share Basic Maintenance Amount. So long as Series C Preferred Shares are Outstanding, the Corporation will maintain as of each Valuation Date Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Share Basic Maintenance Amount.

   (c) Minimum Liquidity Level. The Corporation will have, as of each Valuation Date, Deposit Securities with maturities or tender dates not later than the day preceding the Dividend Payment Date (collectively, "Dividend Coverage Assets") that follows such Valuation Date and having a value of not less than the Dividend Coverage Amount (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Corporation does not have the required Dividend Coverage Assets, the Corporation shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only if S&P is then rating the Series C Preferred Shares. The "Dividend Coverage Amount," as of any Valuation Date, means (i) the aggregate amount of dividends that will accumulate on Series C Preferred Shares to (but not including) the first Dividend Payment Date that follows such Valuation Date plus any liabilities of the Corporation that are required to be paid on or prior to the next Dividend Payment Date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on Series C Preferred Shares. "Deposit Securities" means cash, Receivables for Municipal Obligations Sold (as defined above in Part I, Section 1 under "S&P Discount Factor") which become due before the Dividend Payment Date, interest with respect to Municipal Obligations which is payable to the Corporation prior to or on such Dividend Payment Date, and Municipal Obligations rated at least A-1+ or SP-1+ by S&P, except that, for purposes of the requirements regarding Optional Redemption and the definition of "Outstanding," as set forth in Section 1 of this Part I, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's. The definitions of "Deposit
Securities," "Dividend Coverage Assets" and "Dividend Coverage Amount" may be changed from time to time by the Corporation without shareholder approval, but only in the event the Corporation receives written confirmation from S&P that any such change would not impair the ratings then assigned by S&P to the Series C Preferred Shares.

8. COMPLIANCE PROCEDURES FOR ASSET MAINTENANCE

   (a) As of each Valuation Date, the Corporation shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Corporation on that date, (ii) the Discounted Value of each such Eligible Asset using discount factors the ranges of which are set forth herein, (iii) whether the Corporation has Moody's Eligible Assets and S&P Eligible Assets with a Discounted Value at least equal, in the aggregate, to the Preferred Share Basic Maintenance Amount as of that date with respect to Series C Preferred Shares, (iv) the Dividend Coverage Assets owned by the Corporation on that date with respect to Series C Preferred Shares, (v) the Dividend Coverage Amount on that date with respect to Series

C Preferred Shares, (vi) whether the Minimum Liquidity Level is met as of that date, (vii) the value of the total assets of the Corporation, less all liabilities, (viii) statutory asset coverage on that date, and (ix) whether the 1940 Act Asset Coverage is met as of that date. In managing the Corporation's portfolio, the Adviser will not alter the composition of the Corporation's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Corporation to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the Preferred Share Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Corporation's Eligible Assets exceeded the Preferred Share Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the Corporation's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Corporation's Eligible Assets unless the Corporation shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Corporation's Eligible Assets would exceed the Preferred Share Basic Maintenance Amount.

   (b) If the Corporation does not maintain as of any Valuation Date Moody's Eligible Assets and S&P Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Share Basic Maintenance Amount or the Corporation fails to meet, as of the last Business Day of the month, the 1940 Act Asset Coverage, then the Corporation shall, by the Preferred Share Basic Maintenance Cure Date or 1940 Act Cure Date, as the case may be, (i) change the composition of the portfolio of Municipal Obligations or (ii) purchase shares of outstanding preferred stock of the Corporation, including Series C Preferred Shares, outside of a Remarketing, or both, so that the Preferred Share Basic Maintenance Amount and 1940 Act Asset Coverage would be met on a pro forma basis as of such Cure Date. Any such purchase of shares of outstanding preferred stock of the Corporation, including Series C Preferred Shares, outside of a Remarketing must be made in compliance with the applicable requirements of the 1940 Act and the rules and regulations thereunder.

   (c) For purposes of determining whether any such asset maintenance test is met, no shares of preferred stock of the Corporation, including Series C Preferred Shares, shall be deemed to be outstanding for purposes of any computation if, prior to or concurrently with the determination of such asset maintenance test, (i) the requisite funds for the redemption of any such share shall have been deposited in trust with the Remarketing Agent for that purpose and the requisite notice of redemption shall have been given or (ii) any such share shall have been redeemed, purchased or otherwise acquired by the Corporation.

   (d) Such determinations, as of any date as to which they are made, shall be set forth in Certificates of Preferred Share Basic Maintenance Amount (which will include a determination of items (i) through (iii) in Section 8(a) above), Minimum Liquidity Level (which will include a determination of items
(iv) through (vi) in Section 8(a) above) and 1940 Act Asset Coverage (which will include a determination of items (vii) through (ix) in Section 8(a) above), as the case may be. On or before the third Business Day after a Valuation Date on which the Corporation fails to meet any asset maintenance test, the Corporation is required to deliver to the Remarketing Agent, S&P and Moody's the relevant Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage, as the case may be.

   (e) The Corporation will also deliver Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage (i) to the Remarketing Agent, S&P and Moody's as of the Date of Original Issue, any Cure Date and the last Business Day of each fiscal quarter of the Corporation, in each case on or before the third Business Day after such day; (ii) to Moody's or S&P on or before the third Business Day after any day on which the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, respectively, is equal to or less than the Preferred Share Basic Maintenance Amount or does not exceed the Preferred Share Basic Maintenance Amount by more than 5%; (iii) to Moody's on or before the third Business Day after the Corporation redeems any shares of Common Stock; and (iv) for the first year after issuance of the Series C Preferred Shares, to S&P and the Remarketing Agent as of the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and the last Business Day of each month, in each case on or before the third Business Day after such day.

   (f) Within ten Business Days after delivery of such report relating to the last Business Day of each fiscal year end of the Corporation, and within ten Business Days after delivery of such report relating to the Date of Original Issue and any Cure Date, the Corporation will deliver to the Remarketing Agent, S&P and Moody's a letter prepared by the Corporation's independent accountants regarding the accuracy of the calculations made by the Corporation in its most recent Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and the 1940 Act Asset Coverage and in Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage on a Valuation Date during such fiscal year selected at random by such accountants. If any such letter prepared by the Corporation's independent accountants shows that an error was made in any of the most recent Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage, the calculation or determination made by the Corporation's independent accountants will be conclusive and binding on the Corporation and notice of such discrepancy shall be given in writing to each of Moody's and S&P.

   (g) The letter referred to in subsection (f) will confirm (i) the mathematical accuracy of the calculations reflected in the related Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage, (ii) that the method used by the Corporation in determining whether or not the Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage are met is in accordance with the applicable requirements of the Corporation's Series C Preferred Share Provisions, (iii) that the written price quotations used by the Corporation in such determination conform to the written quotations obtained by the Corporation in accordance with the applicable requirements of the Corporation's Series C Preferred Share Provisions, and
(iv) that the assets listed as Eligible Assets and Dividend Coverage Assets in the Preferred Share Basic Maintenance Amount and Minimum Liquidity Level tests conform to the description of Eligible Assets and Dividend Coverage Assets, as the case may be, set forth in the Corporation's Series C Preferred Share Provisions.

   (h) The Corporation shall give prompt written notice to S&P and to Moody's of (i) any material change to the Articles of the Corporation, including the Series C Preferred Share Provisions, or the by-laws of the Corporation, (ii) any failure by the Corporation to declare or pay any dividend on the Series C Preferred Shares, (iii) any issuance of a notice of optional or mandatory redemption of the Series C Preferred Shares, (iv) the assumption of control of the Board of Directors of the Corporation by holders of preferred stock pursuant to Section 6(b) of Part I of the Series C Preferred Share Provisions,
(v) the unavailability of pricing information with respect to the Municipal Obligations in the Corporation's portfolio, whether pursuant to a pricing service or through dealer bids, (vi) any change in any pricing service utilized by the Corporation, (vii) any Dividend Period in which the Applicable Dividend Rate is greater than or equal to 95% of the "AA" Composite Commercial Paper Rate, (viii) the designation by the Board of Directors of any Special Dividend Period, (ix) any person's acquisition, to the knowledge of the Corporation, of beneficial ownership of 5% or more of any class of the Corporation's voting securities (including the Series C Preferred Shares), (x) any change in the index used in determining the Reference Rate, (xi) any tax changes that affect the calculation of the Gross-up Payment, and (xii) any change in the Corporation's Adviser.

9. CERTAIN OTHER RESTRICTIONS

   (a) For so long as any Series C Preferred Shares are Outstanding and Moody's and S&P are rating such shares, the Corporation will not, unless it has received written confirmation from Moody's and S&P, as appropriate, that any such action would not impair the ratings then assigned by Moody's and S&P to Series C Preferred Shares, engage in any one or more of the following transactions:

   (i) borrow money, except that the Corporation may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if the Preferred Share Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing, provided that so long as any Series C Preferred Shares are rated by Moody's, such borrowing will not exceed 5% of the value of the total assets of the Corporation, will be required to be repaid within 60 days and will not be extendable or renewable;

   (ii) engage in any short sales of securities;

   (iii) lend securities; or

   (iv) issue any class of stock ranking prior to or on a parity with the Series C Preferred Shares with respect to paying dividends or the distribution of assets upon dissolution, liquidation or winding up of the Corporation.

   (b) For so long as Series C Preferred Shares are rated by Moody's and such shares remain Outstanding, the Corporation will not, except as necessary to effect Closing Transactions, engage in transactions in options on securities, futures contracts or options on futures contracts, except that, in connection with Moody's Hedging Transactions, (i) the Corporation may buy call or put option contracts, (ii) the Corporation may write covered call options, and
(iii) the Corporation may write put options, in each case on securities. For purposes of valuation of Moody's Eligible Assets, (i) if the Corporation writes a call option, the underlying asset will be valued as follows: (A) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption date of the Series C Preferred Shares, at the lower of the Discounted Value of the underlying security and exercise price of the option or (B) otherwise, it has no value; (ii) if the Corporation writes a put option, the underlying asset will be valued as follows: the lesser of (A) exercise price and (B) the Discounted Value of the underlying security; and (iii) call or put option contracts which the Corporation buys have no value. For so long as Series C Preferred Shares are rated by Moody's, (i) the Corporation will not engage in options transactions for leveraging or speculative purposes;

(ii) the Corporation will not write any anticipatory call options pursuant to which the Corporation hedges the anticipated purchase of an asset prior to completion of such purchase; (iii) the Corporation will not enter into an option unless, after giving effect thereto, the Corporation would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount; (iv) the Corporation will not enter into an option unless after giving effect to such transaction the Corporation would continue to be in compliance with Section 7(b) of this Part I; (v) for purposes of the Series C Preferred Share Basic Maintenance Amount, (A) assets in margin accounts are not Moody's Eligible Assets, (B) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract and the settlement price of an underlying futures contract if the Corporation writes put options on futures contracts will constitute liabilities of the Corporation and (C) if the Corporation writes call options on futures contracts and does not own the underlying futures contract, 105% of the fair market value of the underlying futures contract will constitute a liability of the Corporation; (vi) the Corporation shall write only exchange-traded options on exchanges approved by Moody's; (vii) where delivery may be made to the Corporation with any of a class of securities, the Corporation shall assume for purposes of the Preferred Share Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (viii) the Corporation will not engage in forward contracts; (ix) the Corporation will enter into future contracts as sellers only if it owns the underlying securities; and (x) there shall be a quarterly audit made of the Corporation's futures and options transactions by the Corporation's independent accountants to confirm that the Corporation is in compliance with these standards. The foregoing restrictions on options and futures transactions may be modified if the Corporation receives written confirmation from Moody's that the action the Corporation proposes to take would not impair the rating then assigned to the Series C Preferred Shares.

   (c) For so long as Series C Preferred Shares are rated by S&P and such shares remain Outstanding, the Corporation will not merge or consolidate with any other corporation or change pricing services. In addition, the Corporation will not purchase or sell futures contracts or options thereon or write unsecured put or uncovered call options on portfolio securities, except that
(i) the Corporation may engage in any S&P Hedging Transactions based on the Municipal Index, provided that (A) the Corporation shall not engage in any S&P Hedging Transactions based on the Municipal Index (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Corporation's total assets divided by 100,000, or (3) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal; and (ii) the Corporation may engage in S&P Hedging Transactions based on Treasury Bonds, provided that (A) the Corporation shall not engage in any S&P Hedging Transactions based on Treasury Bonds (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Corporation's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as Series C Preferred Shares are rated by S&P, the Corporation will engage in Closing Transactions to close out any outstanding futures contract which the Corporation owns or has sold or any outstanding option thereon owned by the Corporation in the event (i) the Corporation does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount on two consecutive Valuation Dates and (ii) the Corporation is required to pay Variation Margin on the second such Valuation Date. For so long as Series C Preferred Shares are rated by S&P, the Corporation will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Corporation holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the Preferred Share Basic Maintenance Amount, no amounts on deposit with the Corporation's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as Series C Preferred Shares are rated by S&P, when the Corporation writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, fixed-income securities in a segregated account with the Corporation's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Corporation's broker equals the fair market value of the futures contract, except that in the event the Corporation writes a futures contract or option thereon which requires delivery of an underlying security, the Corporation shall hold such underlying security. The restrictions set forth in this subsection (c) may be modified if the Corporation receives written confirmation from S&P that the action the Corporation proposes to take would not impair the rating then assigned to the Series C Preferred Shares.

                                     PART II

1. REMARKETING SCHEDULE

   Each Remarketing shall take place over a two-day period consisting of the Remarketing Date and the Settlement Date. Such dates or the method of establishing such dates shall be determined by the Board of Directors from time to time.

2. ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME

   Whenever the Corporation intends to include any net capital gains or other income taxable for federal income tax purposes in any dividend on Series C Preferred Shares, the Corporation intends to notify the Remarketing Agent and the Paying Agent of the amount to be so included seven days prior to the Remarketing on which the Applicable Dividend Rate for such dividend is to be established. Whenever the Remarketing Agent receives such notice from the Corporation, it will in turn notify the Holders of Series C Preferred Shares and prospective purchasers believed by it to be interested in purchasing Series C Preferred Shares in such Remarketing.

3. PROCEDURE FOR TENDERING

   (a) Each Series C Preferred Share is subject to Tender and Dividend Reset at the end of each Dividend Period in the Remarketing which commences on the Remarketing Date immediately prior to the end of the current Dividend Period. By 9:00 a.m., New York City time, on each such Remarketing Date, the Remarketing Agent shall, after canvassing the market and considering prevailing market conditions at the time for Series C Preferred Shares and similar securities, provide Beneficial Owners of Series C Preferred Shares non-binding indications of the Applicable Dividend Rate for the next succeeding 28-day Dividend Period; provided that, if the Board of Directors has designated the next Dividend Period as a Special Dividend Period, the Remarketing Agent will provide to Beneficial Owners a non-binding indication only of the Applicable Dividend Rate for such Special Dividend Period. The actual Applicable Dividend Rate for such Dividend Period may be greater than or less than the rate per annum indicated in such non-binding indications (but not greater than the applicable Maximum Dividend Rate) and will not be determined until after a Holder is required to elect to hold or sell its Series C Preferred Shares. By 12:00 noon, New York City time, on such Remarketing Date, each Holder of Series C Preferred Shares must notify the Remarketing Agent of its desire, on a share-by-share basis, either to tender such Series C Preferred Shares at a price of $50,000 per share or to continue to hold such share for the next Dividend Period. Any notice given to the Remarketing Agent to tender or hold shares for a particular Dividend Period shall be irrevocable and may not be waived by the Remarketing Agent, except that the Remarketing Agent may, in its sole discretion (i) at the request of a Holder that has tendered one or more shares to the Remarketing Agent, waive such Holder's tender, and thereby enable such Holder to continue to hold the share or shares for a 28-day Dividend Period or a designated Special Dividend Period, if applicable, as agreed to by such Holder and the Remarketing Agent at such time, so long as such tendering Holder has indicated to the Remarketing Agent that it would accept the new Applicable Dividend Rate for such Dividend Period, such waiver to be contingent upon the Remarketing
Agent's ability to remarket all shares tendered in such Remarketing, and (ii) at the request of a Holder that has elected to hold one or more of its Series
C Preferred Shares, waive such Holder's election with respect thereto. Notwithstanding the foregoing, any holder or prospective purchaser may informally indicate to the Remarketing Agent its Applicable Dividend Rate preferences. The Applicable Dividend Rate with respect to a Dividend Period may be greater or less than such informal rate preferences.

   (b) The right of each Holder to tender Series C Preferred Shares in a Remarketing shall be limited to the extent that (i) the Remarketing Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement,
(ii) shares tendered have not been called for redemption, and (iii) the Remarketing Agent is able to find a purchaser or purchasers for tendered Series C Preferred Shares at an Applicable Dividend Rate for a 28-day Dividend Period or a designated Special Dividend Period, if any, not in excess of any applicable Maximum Dividend Rate.

4. DETERMINATION OF APPLICABLE DIVIDEND RATES

   (a) By 3:00 p.m., New York City time, on each Remarketing Date, the Remarketing Agent shall determine the Applicable Dividend Rate to the nearest one-thousandth (0.001) of one percent per annum for the next Dividend Period. The Applicable Dividend Rate for each such Dividend Period, except as otherwise required herein, shall be the dividend rate per annum which the Remarketing Agent determines, in its sole judgment, to be the lowest rate that will enable it to remarket on behalf of the Holders thereof the Series C Preferred Shares in such Remarketing and tendered to it on such Remarketing Date at a price of $50,000 per share.

   (b) If no Applicable Dividend Rate shall have been established on a Remarketing Date in a Remarketing for the next Dividend Period, for any reason (other than because there is no Remarketing Agent or the Remarketing Agent is not required to conduct a Remarketing pursuant to the terms of the Remarketing Agreement), then the Remarketing Agent, in its sole discretion, shall, if necessary and except during a Non-Payment Period, after taking into account market conditions as reflected in the prevailing yields on fixed and variable rate taxable and tax-exempt debt securities and the prevailing dividend yields of fixed and variable rate preferred stock, determine the Applicable Dividend Rate that would be the rate per annum that would be the initial dividend rate fixed in an offering on such Remarketing Date, assuming in each case a comparable dividend period, issuer and security. If there is no Remarketing because there is no Remarketing Agent or the Remarketing Agent is not required to conduct a Remarketing pursuant to the Remarketing Agreement, then, except during a Non-Payment Period, the Applicable Dividend Rate for the subsequent Dividend Period and for each subsequent Dividend Period for which no Remarketing takes place because of the foregoing shall be the applicable Maximum Dividend Rate and the next succeeding Dividend Period shall be a Seven-day Dividend Period.

   (c) In determining such Applicable Dividend Rate, the Remarketing Agent shall, after taking into account market conditions as reflected in the prevailing yields on fixed and variable rate taxable and tax-exempt debt securities and the prevailing dividend yields of fixed and variable rate preferred stocks determined for the purpose of providing non-binding indications of the Applicable Dividend Rate to Holders and potential purchasers of Series C Preferred Shares, (i) consider the number of Series C Preferred Shares tendered and the number of Series C Preferred Shares potential purchasers are willing to purchase and (ii) contact by telephone or otherwise current and potential Holders of Series C Preferred Shares to ascertain the dividend rates at which they would be willing to hold Series C Preferred Shares.

   (d) The Applicable Dividend Rate shall be determined as aforesaid by the Remarketing Agent in its sole discretion (except as otherwise provided in this Statement with respect to an Applicable Dividend Rate that shall be the Non-Payment Period Rate or the Maximum Dividend Rate) and shall be conclusive and binding on Holders.

   (e) Except during a Non-Payment Period, the Applicable Dividend Rate for any Dividend Period shall not be more than the applicable Maximum Dividend Rate.

5. ALLOCATION OF SHARES; FAILURE TO REMARKET AT $50,000 PER SHARE

   (a) If the Remarketing Agent is unable to remarket by 1:00 p.m., New York City time, on a Settlement Date all Series C Preferred Shares tendered to it in the related Remarketing at a price of $50,000 per share, (i) each Holder that tendered or was deemed to have tendered Series C Preferred Shares for sale shall sell a number of Series C Preferred Shares on a pro rata basis, to the extent practicable, or by lot, as determined by the Remarketing Agent in its sole discretion, based upon the number of orders to purchase Series C Preferred Shares in such Remarketing, and (ii) the Dividend Period will be a Seven-day Dividend Period and the Applicable Dividend Rate for such Dividend Period shall be the Maximum Dividend Rate for a Seven-day Dividend Period.

   (b) If the allocation procedures described above would result in the sale of a fraction of a Series C Preferred Share, the Remarketing Agent shall, in its sole discretion, round up or down the number of Series C Preferred Shares sold by each Holder on the applicable Settlement Date so that each share sold by a Holder shall be a whole Series C Preferred Share, and the total number of shares sold equals the total number of shares purchased on such Settlement Date.

6. NOTIFICATION OF RESULTS; SETTLEMENT

   (a) Subject to a failure to remarket as described in Part II, Section 5 of this Statement, by telephone at approximately 3:30 p.m., New York City time, on each Remarketing Date, the Remarketing Agent shall advise each Holder of tendered shares and each purchaser thereof (or the Agent Member thereof who in turn will advise such Holder or purchaser) (i) of the number of shares such Holder or purchaser is to sell or purchase and (ii) to give instructions to its Agent Member to deliver such shares against payment therefor or to pay the purchase price against delivery as appropriate. The Remarketing Agent will also advise each Holder or purchaser that is to continue to hold, or to purchase, shares with a Dividend Period beginning on such Settlement Date of the Applicable Dividend Rate for such shares.

   (b) In accordance with the Securities Depository's normal procedures, on the Settlement Date, the transactions described above with respect to each Series
C Preferred Share shall be executed through the Securities Depository, if the Securities Depository or its nominee holds or is to hold the certificate relating to the shares to be purchased, and the accounts of the respective Agent Members of the Securities Depository shall be debited and credited and shares delivered by book entry as necessary to effect the purchases and sales of Series C Preferred Shares in the related Remarketing. Purchasers of Series
C

Preferred Shares shall make payment to the Paying Agent in same-day funds against delivery to other purchasers or their nominees of one or more certificates representing Series C Preferred Shares, or, if the Securities Depository or its nominee holds or is to hold the certificate relating to the shares to be purchased, through their Agent Members in same-day funds to the Securities Depository against delivery by book entry of Series C Preferred Shares through their Agent Members. The Securities Depository shall make payment in accordance with its normal procedures. If the certificate for Series C Preferred Shares is not held by the Securities Depository or its nominee, payment with respect to such shares will be made in same-day funds to the Paying Agent against delivery of certificates for the Series C Preferred Shares. As long as the Securities Depository or its nominee holds the certificate representing the Series C Preferred Shares, no share certificates will need to be delivered by any selling Holder to reflect any transfer of Series C Preferred Shares effected in a Remarketing.

   (c) If any Holder selling Series C Preferred Shares in a Remarketing fails to deliver such shares, the Agent Member of such selling Holder and of any other person that was to have purchased Series C Preferred Shares in such Remarketing may deliver to any such other person a number of whole Series C Preferred Shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of Series C Preferred Shares to be so delivered shall be determined by such Agent Member. Delivery of such lesser number of Series C Preferred Shares shall constitute good delivery.

   (d) The Remarketing Agent, the Paying Agent and the Securities Depository each will use its reasonable commercial efforts to meet the timing requirements set forth in paragraphs (a) and (b) above; provided that, in the event that there is a delay in the occurrence of any delivery or other event connected with a Remarketing, the Remarketing Agent, the Paying Agent and the Securities Depository each will use its reasonable commercial efforts to accommodate such delay in furtherance of the Remarketing.

   (e) Notwithstanding any of the foregoing provisions of this Section 6, the Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing, provided any such modification does not adversely affect the Holders of Series C Preferred Shares or the Corporation.

7. PURCHASE OF PREFERRED SHARES BY REMARKETING AGENT

   The Remarketing Agent may purchase for its own account Series C Preferred Shares in a Remarketing, provided that it purchases all tendered (or deemed tendered) Series C Preferred Shares not sold in such Remarketing to other purchasers and that the Applicable Dividend Rate established with respect to such shares in such Remarketing is no higher than the Applicable Dividend Rate that would have been established if the Remarketing Agent had not purchased such shares. Except as provided in the previous sentence, the Remarketing Agent shall not be obligated to purchase any Series C Preferred Shares that would otherwise remain unsold in a Remarketing. If the Remarketing Agent owns any Series C Preferred Shares subject to a Remarketing immediately prior to such Remarketing and if all Series C Preferred Shares tendered for sale by other owners have been sold in such Remarketing, then the Remarketing Agent may sell such number of its shares in such Remarketing as there are outstanding orders to purchase that have not been filled by shares tendered for sale by other Holders. Neither the Corporation, the Paying Agent nor the Remarketing Agent shall be obligated in any case to provide funds to make payment to a Holder upon such Holder's tender of its Series C Preferred Shares in a Remarketing.

8. APPLICABLE DIVIDEND RATE DURING A NON-PAYMENT PERIOD

   So long as a Non-Payment Period shall continue, paragraphs 1, 2, 3, 4, 5, 6 and 7 of this Part II shall not be applicable to any of the Series C Preferred Shares and the Series C Preferred Shares shall not be subject to Tender and Dividend Reset and the Applicable Dividend Rate shall be the Non-Payment Period Rate.

9. TRANSFERS

   As a condition precedent to purchasing Series C Preferred Shares in any offering, in any Remarketing or outside any Remarketing, each purchaser of Series C Preferred Shares, or an Agent Member on behalf of such purchaser, shall be required to sign and deliver a Master Purchaser's Letter. The sufficiency of any Master Purchaser's Letter is to be determined by the Remarketing Agent in its sole discretion. In a Master Purchaser's Letter, such purchaser, or an Agent Member on behalf of such purchaser, shall agree, among other things, (a) unless the Corporation has elected, during a Non-Payment Period, to waive this requirement, to have its ownership of such Series C Preferred Shares maintained in book entry form by the Securities Depository, for the account of a designated Agent Member which, in turn, shall maintain records of such purchaser's beneficial ownership, (b) to be conclusively bound by the remarketing procedures, including the Remarketing Agent's determination of the Applicable Dividend Rate, (c) that its notice to tender Series C Preferred Shares in a Remarketing shall constitute an irrevocable offer, except as set forth in such Master Purchaser's Letter, to sell the shares specified in such notice and authorization to the Remarketing Agent to sell, transfer or otherwise dispose of such shares as set forth herein, and (d) unless the Corporation shall have elected, during a Non-Payment Period, to waive this requirement, to sell, transfer or otherwise dispose of any Series C Preferred Shares held by it only pursuant to orders placed in a Remarketing or to a person that has signed and delivered a Master Purchaser's Letter as provided herein, and, in the case of any transfer other than pursuant to a Remarketing, to ensure that an Agent Member advises the Remarketing Agent of such transfer. The Agent Member shall be authorized and instructed to disclose to the Remarketing Agent and/or the Paying Agent such information with respect to such purchaser's beneficial ownership as the Remarketing Agent or the Paying Agent shall request.

10.   MISCELLANEOUS

      To the extent permitted by applicable law, the Board of Directors of the Corporation may interpret or adjust the provisions hereof to resolve any inconsistency or ambiguity, or to remedy any formal defect.

11.    SECURITIES DEPOSITORY; STOCK CERTIFICATES

      (a) If there is a Securities Depository, one certificate for all of the Series C Preferred Shares shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Any such certificate shall bear a legend to the effect that such certificate is issued subject to the provisions contained in this Statement and each Master Purchaser's Letter. Unless the Corporation shall have elected, during a Non-Payment Period, to waive this requirement, the Corporation will also issue stop-transfer instructions to the Paying Agent for the Series C Preferred Shares. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the only holder of certificates representing Series C Preferred Shares, and no Holder shall receive certificates representing its ownership interest in such shares.

      (b) If the Applicable Dividend Rate applicable to all Series C Preferred Shares shall be the Non-Payment Period Rate or there is no Securities Depository, the Corporation may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 11(a) of this Part II) registered in the names of the Holders or their nominees and rescind the stop-transfer instructions referred to in paragraph 11(a) of this
Part II with respect to such shares.

      IN WITNESS WHEREOF, DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. has caused these presents to be signed in its name and on its behalf by its _______________[OFFICER TITLE], and attested by its Secretary, and the said officers of the Corporation further acknowledged said instrument to be the corporate act of the Corporation, and stated under the penalties of perjury that to the best of their knowledge, information and belief the matters and facts therein set forth with respect to approval are true in all material respects, all on _____________, 2006.

                                    DELAWARE INVESTMENTS MINNESOTA
                                    MUNICIPAL INCOME FUND II, INC.

                                    By: ____________________________________

                                    Name: __________________________________

                                    Title: _________________________________





ATTEST:

_________________________________________

Secretary

                                   EXHIBIT D:
        STATEMENT OF RIGHTS AND PREFERENCES OF SERIES D PREFERRED SHARES


         DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

          STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
                 OF MUNICIPAL INCOME PREFERRED SHARES, SERIES D

   Delaware Investments Minnesota Municipal Income Fund II, Inc., a Minnesota corporation (the "Corporation"), certifies to the Secretary of State of Minnesota that:

   FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article 5 of its Articles of Incorporation (which, as hereafter restated or amended from time to time are, together with this Statement, herein called the "Articles"), the Board of Directors has, by resolution adopted at a meeting held on August 17, 2005, authorized the issuance of one series of 300 shares of its authorized preferred stock, par value $.01 per share, liquidation preference $50,000 per share, designated "Municipal Income Preferred Shares, Series D" (such series of Municipal Income Preferred Shares, Series D is referred to in this Statement as "Series D Preferred Shares").

   SECOND: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Series D Preferred Shares are as follows:

                                  DESIGNATION

   A series of 300 shares of preferred stock, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Municipal Income Preferred Shares, Series D" (each, a "Series D Preferred Share" and, collectively, the "Series D Preferred Shares"). Each Series D Preferred Share shall: (i) be issued upon the closing of the reorganization (the "Reorganization") of Delaware Investments Minnesota Municipal Income Fund III, Inc. ("VYM") into the Corporation pursuant to the Agreement and Plan of Acquisition dated _____________, 2005 (the "Agreement") by and among the Corporation, VYM and Delaware Management Company, a series of Delaware Management Business Trust; (ii) have a dividend rate for its Initial Dividend Period equal to such dividend rate applicable to the Municipal Income Preferred Shares of VYM as of the closing date of the Reorganization; (iii) have an Initial Dividend Period ending _________, 2006; and (iv) have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of this Statement. The Series D Preferred Shares shall constitute a separate series of preferred stock of the Corporation, and each Series D Preferred Share shall be identical except as provided in Section 4 of Part I of this Statement.

   No holder of Series D Preferred Shares shall, as such holder, have any right to acquire, purchase or subscribe for any Series D Preferred Shares, shares of Common Stock, $.01 par value, of the Corporation or other securities of the Corporation which it may hereafter issue or sell (whether out of the number of shares authorized by the Articles, out of any shares acquired by the Corporation after the issuance thereof, or otherwise).

                                     PART I

1. DEFINITIONS

   "AA Composite Commercial Paper Rate," on any date of determination, means
(a) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated AA by S&P or Aa by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (b) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Remarketing Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the AA Composite Commercial Paper Rate, the AA Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period Days shall be (a) fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper;
(b) 49 or more days but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper;

(c) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; (d) 85 or more days but fewer than 91 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; and
(e) 91 days but less than one year, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

   "Additional Dividend" means payment to a Holder of Series D Preferred Shares of an amount which, after taking into account the Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal and Minnesota personal income tax consequences, as defined below) to be equal to the dollar amount of the dividends which would have been received by such Holder if the Retroactive Taxable Allocations had not been made. Such Additional Dividend shall be calculated (a) without consideration being given to the time value of money, (b) assuming that no Holder of Series D Preferred Shares is subject to the federal or Minnesota alternative minimum tax with respect to dividends received from the Corporation, (c) assuming the portion of the dividend to which each Retroactive Taxable Allocation applies would be taxable in the hands of each Holder of Series D Preferred Shares at (i) in the case of an allocation of capital gains, the maximum marginal combined regular federal and Minnesota income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) on net capital gains applicable to individuals or corporations in effect during the taxable year in question, whichever is greater, or (ii) in the case of an allocation of ordinary income, the maximum marginal combined regular federal and Minnesota income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) on ordinary income applicable to individuals or corporations in effect during the taxable year in question, whichever is greater, and (d) assuming the Additional Dividend will not be subject to federal or state income tax.

   "Administrator" means Delaware Service Company, Inc. and any additional or successor companies or entities which have entered into an agreement with the Corporation to provide administrative services to the Corporation.

   "Adviser" means Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, a statutory trust formed under the laws of the State of Delaware, with its principal place of business at One Commerce Square, Philadelphia, PA 19103.

   "Agent Member" means a designated member of the Securities Depository that will maintain records for a beneficial owner of one or more Series D Preferred Shares.

   "Agreement" means the Agreement and Plan of Acquisition dated
______________, 2005 by and among Delaware Investments Minnesota Municipal Income Fund III, Inc., the Corporation and the Adviser.

   "Anticipation Notes" means the following obligations: tax anticipation notes, revenue anticipation notes, and tax and revenue anticipation notes.

   "Applicable Dividend Rate" means, with respect to the Initial Dividend Period, the initial dividend rate per annum described in the "Designation" of this Statement and, with respect to any subsequent Dividend Period, the dividend rate per annum that (a) except for a Dividend Period commencing during a Non-Payment Period, will be equal to the lower of the rate per annum that the Remarketing Agent advises results on the Remarketing Date preceding the first day of such Dividend Period from implementation of the remarketing procedures described herein in Part II and the Maximum Dividend Rate, or (b) for each Dividend Period commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate.

   "Applicable Percentage" means the percentage of the Reference Rate on each Remarketing Date, which will be determined with reference to the lower of the credit rating assigned on such date to the Series D Preferred Shares by Moody's and S&P (or, if Moody's or S&P, or both, shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating), as follows:

                           CREDIT RATINGS
                -----------------------------------    APPLICABLE PERCENTAGE OF
                   MOODY'S                 S&P              REFERENCE RATE
                   -------                 ---              --------------
               aa3 or higher          AA- or higher              110%
               a3 to a1                  A- to A+                125%
               baa3 to baa1            BBB- to BBB+              150%
               ba3 to ba1               BB- to BB+               200%
               below ba3                below BB-                250%

; provided, however, that in the event the Corporation has notified the Paying Agent and the Remarketing Agent of its intent to allocate income taxable for federal income tax purposes to the Series D Preferred Shares prior to the Remarketing establishing the Applicable Dividend Rate for such shares, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus (a) in the case of capital gains dividends, the maximum marginal combined regular federal and Minnesota income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) on capital gains applicable to individuals or corporations, whichever is greater, or (b) in the case of ordinary income dividends, the maximum marginal combined regular federal and Minnesota income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) on ordinary income applicable to individuals or corporations, whichever is greater. If the ratings for the Series D Preferred Shares are split between two of the foregoing credit rating categories, the lower rating will determine the prevailing rating.

   "Articles" means the Articles of Incorporation, as amended, of the Corporation, including this Statement.

   "Beneficial Owner" means a person who is listed as the beneficial owner of one or more Series D Preferred Shares on the records of the Paying Agent or, with respect to any Series D Preferred Shares not registered in the name of the Securities Depository on the share transfer books of the Corporation, the person in whose name such share is so registered.

   "Board of Directors" or "Board" means the Board of Directors of the Corporation.

   "Business Day" means a day on which the New York Stock Exchange, Inc. is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized or obligated by law to close.

   "Closing Transaction" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Commercial Paper Dealers" means Citigroup Global Markets, Inc. and such other dealers as the Corporation may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

   "Commission" means the Securities and Exchange Commission.

   "Common Stock" means the common shares, par value $.01 per share, of the Corporation.

   "Date of Original Issue" means, with respect to any Series D Preferred Share, the date on which the Corporation originally issued such share.

   "Deposit Securities" has the meaning set forth in Part I, Section 7(c) of this Statement.

   "Directors" shall mean members of the Board of Directors.

   "Discount Factor" means a Moody's Discount Factor or an S&P Discount Factor, as the case may be.

   "Discounted Value" of any asset of the Corporation means the market value thereof, as determined by the Corporation in accordance with the Pricing Service, discounted by the applicable Moody's Discount Factor or S&P Discount Factor, as the case may be, in connection with the Corporation's receipt of ratings on the Series D Preferred Shares from Moody's and S&P, provided that with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such asset at any time.

   "Dividend Coverage Amount" has the meaning set forth in Part I, Section 7(c) of this Statement.

   "Dividend Coverage Assets" has the meaning set forth in Part I, Section 7(c) of this Statement.

   "Dividend Payment Date" has the meaning described in Part I, Section 3(e) of this Statement.

   "Dividend Period" means a Seven-day Dividend Period, a 28-day Dividend Period or a Special Dividend Period.

   "DTC" means The Depository Trust Company, which will register the Series D Preferred Shares in the name of its nominee, Cede & Co.

   "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

   "Holder" of Series D Preferred Shares means, unless the context otherwise requires, a person who is listed in the records of the Paying Agent as the beneficial owner of one or more Series D Preferred Shares.

   "Initial Dividend Period" means the period commencing on and including the Date of Original Issue and ending _________, 2006.

   "Initial Margin" means the amount of cash or securities deposited with a futures commission merchant as a good faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

   "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

   "IRS" means the Internal Revenue Service.

   "Mandatory Redemption Price" means $50,000 per Series D Preferred Share plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

   "Marginal Tax Rate" means the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater.

   "Market Value" of any asset of the Corporation means the market value thereof determined by the Pricing Service. Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service fails to provide a valuation for a portfolio security or, in the judgment of the Adviser, provides a valuation which is incorrect, Market Value of such security shall mean the lower of two independent bid price quotations received from members of the National Association of Securities Dealers, Inc. who make a market in such security, one of which shall be in writing.

   "Maximum Dividend Rate" means a maximum dividend rate for Series D Preferred Shares determined with reference to the credit rating assigned to such shares and the duration of the applicable Dividend Period. The Maximum Dividend Rate for any Dividend Period at any date on which an Applicable Dividend Rate is determined will be the Applicable Percentage of the Reference Rate.

   "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Corporation were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Corporation, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

   "Minimum Liquidity Level" has the meaning set forth in Part I, Section 7(c) of this Statement.

   "Minnesota Municipal Obligations" means "Minnesota Municipal Obligations" as defined in the Corporation's Registration Statement on Form N-2 (File Nos. 33-60636 and 811-7420) on file with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time.

   "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors.

   "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:


                                                     MOODY'S DISCOUNT FACTORS
                                                         RATING CATEGORY
                                              ------------------------------------
EXPOSURE PERIOD                               Aaa (1)    Aa (1)    A (1)   Baa (1)   OTHER (2)  VMIG-1 (1) (3)(4)   SP-1+ (3) (4)
---------------                               -------    ------    -----   -------   ---------  -----------------   -------------
7 weeks or less.............................     151%      159%     168%      202%        229%          136%             148%
8 weeks or less but greater than 7 weeks....     154%      164%     173%      205%        235%          137%             149%
9 weeks or less but greater than 8 weeks....     158%      169%     179%      209%        242%          138%             150%

---------------
(1)  Moody's rating.

(2)  Municipal Obligations not rated by Moody's but rated BBB or BBB+ by S&P.

(3) Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

(4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of A by Moody's.

   Notwithstanding the foregoing, (a) no Moody's Discount Factor will be applied to short-term Municipal Obligations so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's which mature or have a demand feature at par exercisable within the Moody's Exposure Period and the Moody's Discount Factor for such Municipal Obligations will be 125% so long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period; and (b) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within the Moody's Exposure Period, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of conditions (A) or
(B).

   "Moody's Eligible Assets" means cash or a Municipal Obligation that (a) pays interest in cash, (b) is publicly rated Baa or better by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (excluding any short-term Municipal Obligation) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (c) does not have its rating suspended, (d) is part of an issue of Minnesota Municipal Obligations of at least $5,000,000 if rated Aaa, Aa or A by Moody's (or, if not rated by Moody's, rated AAA or AA by S&P), or $10,000,000 if rated Baa by Moody's (or, if not rated by Moody's rated A or BBB by S&P), or is part of an issue of Municipal Obligations other than Minnesota Municipal Obligations of at least $10,000,000, (e) is not a private placement, and (f) is not convertible. In addition, Receivables for Municipal Obligations Sold (as defined under "Moody's Discount Factor") shall constitute Moody's Eligible Assets. Municipal Obligations in the Corporation's portfolio must be within the following diversification requirements in order to be included within Moody's Eligible Assets:

                      MINIMUM
                       ISSUE            MAXIMUM                 MAXIMUM                      MAXIMUM
                       SIZE           UNDERLYING             ISSUE TYPE                       COUNTY
RATING            ($ MILLIONS)(2)    OBLIGOR (%)(3)   CONCENTRATION (%)(3)(4)(5)     CONCENTRATION (%)(3)(6)
------            ---------------    --------------   --------------------------     -----------------------
Aaa...........            5               100                     100                          100
Aa............            5                20                      60                           60
A.............            5                10                      40                           40
Baa...........           10                 6                      20                           20
Other (1).....           10                 4                      12                           12

---------------
(1)  Municipal securities not rated by Moody's but rated BBB or BBB+ by S&P.

(2) Applicable to Minnesota Municipal Obligations only. Municipal Obligations other than Minnesota Municipal Obligations must be part of an issue of at least $10,000,000.

(3) The referenced percentages represent cumulative totals for the related rating category and each lower rating category.

(4) For purposes of the issue type concentration requirement, Municipal Obligations will be classified within one of the following categories: health care issues, housing issues, educational facilities (public and private schools) issues, student loan issues, resource recovery issues, transportation issues, industrial revenue and pollution control bond issues, utility issues (including water, sewer and electric), general obligation issues, lease obligations and certificates of participation, escrowed bonds and other issues ("Other Issues") including special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessments, and telephone revenue bonds only. The following issue types will be further limited as follows for all rating categories listed: student loan issues-10%; resource recovery issues-10%; Other Issues-10%.

(5)  Does not apply to general obligation Municipal Obligations.

(6)  Applicable to general obligation Municipal Obligations only.

   For purposes of the maximum underlying obligor requirement described above, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating of such Municipal Obligation. In the event any of the Moody's Eligible Assets in the Corporation's portfolio consist of Municipal Obligations other than Minnesota Municipal Obligations, then such Municipal Obligations shall be subject to the following requirements regarding the maximum percentage of Moody's Eligible Assets that may be invested in Municipal Obligations of issuers located in a particular state of United States territory: such Municipal Obligations rated BBB or BBB+ by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB or BBB+ rated Municipal Obligations, if any, together with any such Municipal Obligations rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, BBB+, Baa and A-rated Municipal Obligations, if any, together with any such Municipal Obligations rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, BBB+, Baa, A and AA-rated Municipal Obligations, if any, together with any such Municipal Obligations rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets; provided, however, that, notwithstanding the foregoing, no more than an aggregate of 10% of the Moody's Eligible Assets may consist of Municipal Obligations of issuers located in United States Territories, other than Puerto Rico. For purposes of applying the foregoing requirements, Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to have a long-term rating of A.

   For purposes of calculation of Minimum Issue Size, Underlying Obligor, Maximum Issue Type and Maximum County Concentration, Moody's Eligible Assets shall be calculated without including cash and Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable with the Moody's Exposure Period. Where the Corporation sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Corporation is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Share Basic Maintenance Amount. Where the Corporation purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Corporation thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset.

   Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if (a) it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (i) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Corporation will not affect the status of such assets as a Moody's Eligible Asset, (ii) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (iii) Liens to secure payment for services rendered or cash advanced to the Corporation by the Adviser, the Paying Agent, the Administrator or the Remarketing Agent and (iv) Liens by virtue of any repurchase agreement; or (b) it is irrevocably deposited by the Corporation for the payment of any amounts set forth in (a)(i) through (a)(vii) under "Preferred Share Basic Maintenance Amount."

   "Moody's Exposure Period" on a given Valuation Date means the period commencing on such date and ending 47 days thereafter, as such exposure period may be modified by the Board of the Corporation; provided, however, that the Corporation shall have received confirmation in writing from Moody's that any such modification shall not adversely affect the then-current Moody's rating of the Series D Preferred Shares.

   "Moody's Hedging Transactions" means options on securities, futures contracts based on the Municipal Index or Treasury Bonds and options on such futures contracts.

   "Moody's Volatility Factor" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

                                  % CHANGE IN MARGINAL                       MOODY'S VOLATILITY
                                         TAX RATE                                  FACTOR
               ----------------------------------------------------------    ------------------
               Less than or equal to 5%..................................           292%
               Greater than 5% but less than 10%.........................           313%
               Greater than 10% but less than 15%........................           338%
               Greater than 15% but less than 20%........................           364%
               Greater than 20% but less than 25%........................           396%
               Greater than 25% but less than 30%........................           432%
               Greater than 30% but less than 35%........................           472%
               Greater than 35% but less than 40%........................           520%

   "Municipal Index" means The Bond Buyer Municipal Bond Index.

   "Municipal Obligations" means "Municipal Obligations" as defined in the Corporation's Registration Statement on Form N-2 (File Nos. 33-60636 and 811-7420) on file with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time.

   "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

   "1940 Act Asset Coverage" means asset coverage (determined in accordance with Section 18 of the 1940 Act) of at least 200% with respect to senior securities which are stock, including the Series D Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock).

   "1940 Act Cure Date" means the last Business Day of the calendar month following the failure by the Corporation to maintain the 1940 Act Asset Coverage as of the last Business Day of any calendar month in which any Series D Preferred Shares are Outstanding.

   "Non-Call Period" has the meaning described in "Specific Redemption Provisions," below.

   "Non-Payment Period" has the meaning set forth in Part I, Section 3(g) of this Statement.

   "Non-Payment Period Rate" has the meaning set forth in Part I, Section 3(g) of this Statement.

   "Notice of Redemption" has the meaning set forth in Part I, Section 4(d) of this Statement.

   "Optional Redemption Price" means (a) $50,000 per Series D Preferred Share in the case of a Seven-day Dividend Period, a 28-day Dividend Period or a Special Dividend Period of less than 365 days, or (b) with respect to a Special Dividend Period of 365 days or more, the redemption price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

   "Outstanding" means, as of any date, Series D Preferred Shares theretofore issued by the Corporation except, without duplication, (a) any of the Series D Preferred Shares theretofore canceled or redeemed by the Corporation, or with respect to which the Corporation has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Series D Preferred Shares, (b) any Series D Preferred Shares as to which the Corporation or any affiliate thereof is a Holder, and (c) any Series D Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation; provided, however, that for so long as Moody's is rating the Series D Preferred Shares, any Series D Preferred Shares as to which any affiliate of the Corporation is a Holder shall be considered Outstanding for purposes of determining the Preferred Share Basic Maintenance Amount.

   "Paying Agent" means Bankers Trust Company, or any successor company or entity, which has entered into a Paying Agent Agreement with the Corporation to act, among other things, as the transfer agent, registrar, dividend and redemption price disbursing agent, settlement agent and agent for certain notifications for the Corporation in connection with the Series D Preferred Shares in accordance with such agreement.

   "Paying Agent Agreement" means an agreement to be entered into between the Corporation and the Paying Agent.

   "Preferred Share Basic Maintenance Amount" as of any Valuation Date with respect to all of the outstanding preferred stock of the Corporation, including the Series D Preferred Shares, means the dollar amount equal to (a) the sum of (i) the product of the number of shares of preferred stock of the Corporation outstanding on such date multiplied by the liquidation preference of such preferred stock, (ii) the aggregate amount of dividends (whether or not earned or declared) that will have accumulated to (but not including) the next Dividend Payment Date that follows such Valuation Date or a date 47 days after such Valuation Date, whichever is sooner, at the Applicable Dividend Rate, (iii) the amount equal to the Projected Dividend Amount (based upon the number of shares of preferred stock of the Corporation outstanding on such date), (iv) the amount of anticipated Corporation expenses for the 90 days subsequent to such Valuation Date, (v) the premium, if any, resulting from the designation of a Premium Call Period, (vi) the amount of the Corporation's Maximum Potential Additional Dividend Liability as of such Valuation Date, and
(vii) any current liabilities as of such Valuation Date, including but not limited to liabilities relating to the payment of the redemption price for any shares of preferred stock of the Corporation for which the Corporation has given notice of redemption, to the extent not reflected in any of (a)(i) through (a)(vi) (including, without limitation, any amounts described below as required to be treated as liabilities in connection with the Corporation's transactions in futures and options and including payables for Municipal Obligations purchased as of such Valuation Date); less (b) either (1) the face value of any Corporation assets irrevocably deposited by the Corporation for the payment of any of (a)(i) through (a)(vii) if, with respect to any such liability, such assets mature by the payment date for such liability or by a date 47 days after such Valuation Date, whichever is sooner, and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (2) the Discounted Value of such assets. The Preferred Share Basic Maintenance Amount shall be calculated based on all outstanding preferred stock of the Corporation and, therefore, for purposes of this calculation, defined terms will be deemed to apply to all outstanding preferred stock of the Corporation as the context requires.

   For purposes of the Preferred Share Basic Maintenance Amount in connection with S&P's rating of the Series D Preferred Shares, with respect to any transactions by the Corporation in futures contracts, the Corporation shall include as liabilities (a) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Corporation plus (b) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Corporation.

   For purposes of the Preferred Share Basic Maintenance Amount in connection with Moody's rating of the Series D Preferred Shares, with respect to any transactions by the Corporation in futures contracts, options on futures contracts and securities options, the Corporation shall include as liabilities
(a) 10% of the exercise price of a call option written by the Corporation and
(b) the exercise price of any written put option.

   "Preferred Share Basic Maintenance Cure Date" means the third Business Day after a failure by the Corporation to have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Share Basic Maintenance Amount on any Valuation Date.

   "Preferred Share Provisions" means the rights and preferences of the Series D Preferred Shares established by this Statement establishing the Series D Preferred Shares.

   "Premium Call Period" has the meaning described in "Specific Redemption Provisions," below.

   "Pricing Service" means S&P Pricing Services or such other pricing service as may be designated from time to time by the Board of Directors, provided that, for so long as Series D Preferred Shares are rated by Moody's and S&P, no pricing service shall be so designated without the prior consent of Moody's and S&P.

   "Projected Dividend Amount" means, with respect to the Series D Preferred Shares, on any Valuation Date the aggregate amount of dividends that would accumulate on all outstanding preferred stock of the Corporation, including the Series D Preferred Shares, during the period beginning on the next Dividend Payment Date that follows such Valuation Date and ending on a date 47 days after such Valuation Date at a dividend rate equal to the Maximum Dividend Rate for a Dividend Period of 28 days or less (or at the Non-Payment Period Rate if such calculation is made during a Non-Payment Period) multiplied by the larger of the Moody's Volatility Factor or the S&P Volatility Factor determined from time to time by Moody's and S&P, respectively. The Projected Dividend Amount shall be calculated based on all outstanding preferred stock of the Corporation and, therefore, for purposes of this calculation, defined terms will be deemed to apply to all outstanding preferred stock of the Corporation as the context requires.

   A "record holder" of Series D Preferred Shares shall mean the Securities Depository or its nominee or such other person or persons listed in the stock transfer books of the Corporation as the registered holder of one or more Series D Preferred Shares.

   "Reference Rate" means (a) with respect to any Dividend Period of less than one year, the higher of the applicable AA Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, and (b) with respect to any Special Dividend Period of one year or longer, the Treasury Rate.

   "Remarketing" means each periodic operation of the process for remarketing Series D Preferred Shares, as described in Part II of this Statement.

   "Remarketing Agent" means Citigroup Global Markets, Inc. and any additional or successor companies or entities which have entered into an agreement with the Corporation to follow the remarketing procedures for the purposes of determining the Applicable Dividend Rate.

   "Remarketing Agreement" means the agreement entered into between the Corporation and the Remarketing Agent which provides, among other things, that the Remarketing Agent will follow certain procedures for remarketing Series D Preferred Shares on behalf of the Holders as provided in the Series D Preferred Share Provisions for the purpose of determining the Applicable Dividend Rate that will enable the Remarketing Agent to remarket Series D Preferred Shares tendered to it at $50,000 per share for the next applicable Dividend Period.

   "Remarketing Date" means the last Business Day of a Dividend Period.

   "Reorganization" means the reorganization of VYM into the Corporation pursuant to the Agreement.

   "Retroactive Taxable Allocation" has the meaning set forth in Part I,
Section 3(i) of this Statement.

   "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors.

   "S&P Discount Factor" means, for purposes of calculating the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest S&P Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period on the date of such determination, in accordance with the table set forth below:

                                                                  S&P DISCOUNT FACTORS
                                                                     RATING CATEGORY
                                                                  ----------------------
        EXPOSURE PERIOD                                          AAA    AA     A     BBB
        ---------------                                          ---    ---   ---    ---
        40 Business Days.....................................    205%   210%  225%   265%
        22 Business Days.....................................    185    190   205    245
        10 Business Days.....................................    170    175   190    230
        7 Business Days......................................    165    170   185    225
        3 Business Days......................................    145    150   165    205


   Notwithstanding the foregoing, (a) the S&P Discount Factor for short-term Municipal Obligations will be 115%, provided such Municipal Obligations must be rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's and mature or have a demand feature exercisable in 30 days or less; provided, however, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution and such bank or institution must have a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets, and (b) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

   "S&P Eligible Assets" means cash (excluding any cash irrevocably deposited by the Corporation for the payment of any liabilities within the meaning of Preferred Share Basic Maintenance Amount), Receivables for Municipal Obligations Sold (as defined above under "S&P Discount Factor") or a Municipal Obligation that is: (a) issued by any of the 50 states, U.S. territories, and their subdivisions, counties, cities, towns, villages, school districts, and agencies, such as authorities and special districts created by the states and certain federally sponsored agencies such as local housing authorities (payments made on Municipal Obligations are exempt from federal income tax and are generally exempt from state and local taxes in the state of issuance); (b) interest bearing and pays interest at least semi-annually; (c) payable in U.S. dollars; (d) publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, rated at least A by Moody's; provided that such Moody's-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets (for purposes of determining the S&P Discount Factors applicable to such Moody's-rated Municipal Obligations, any such Municipal Obligations will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (e) not a private placement; (f) part of an issue with an original issue size of at least $10 million or, if of an issue with an original issue size below $10 million but in no event lower than $5 million, be issued by an issuer with a total of at least $50 million of issues outstanding; and (g) owned by the Corporation. Notwithstanding the foregoing:

   (a) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Obligations exceeds 5% of the aggregate fair market value of the S&P Eligible Assets.

   (b) Municipal Obligations of any one issue type category will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets. For purposes of this requirement, Municipal Obligations will be classified into one of the following categories: health care issues, housing issues, educational facilities issues, student loan issues, transportation issues, industrial development bond issues, public power utilities issues, water and sewer utilities issues, special utilities issues, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. Furthermore, special utilities issues that are not rated by S&P will not be considered S&P Eligible Assets.

   (c) Non-Minnesota Municipal Obligations will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets.

   "S&P Exposure Period" on a given Valuation Date means the period commencing on such date and ending three Business Days thereafter, as such exposure period may be modified by the Board of Directors of the Corporation; provided, however, that any such modification shall not adversely affect the then-current S&P rating of the Series D Preferred Shares.

   "S&P Hedging Transaction" means a purchase or sale position with respect to futures contracts based on the Municipal Index or Treasury Bonds, a purchase of a put or call option on such contracts, or the sale of a covered call option or a secured put option on such contracts or on Municipal Obligations.

   "S&P Volatility Factor" means, depending upon the applicable Reference Rate, the following percentages:

                                        RATE                                  PERCENTAGE
                                        ----                                  ----------
        Taxable Equivalent of the Short-Term Municipal Bond Rate ..........       277%
        30-day "AA" Composite Commercial Paper Rate .......................       228%
        60-day "AA" Composite Commercial Paper Rate .......................       228%
        Average of 60-day and 90-day "AA" Composite Commercial Paper Rate .       228%
        90-day "AA" Composite Commercial Paper Rate .......................       222%
        180-day "AA" Composite Commercial Paper Rate ......................       217%
        1-year U.S. Treasury Bill Rate ....................................       198%
        2-year U.S. Treasury Note Rate ....................................       185%
        3-year U.S. Treasury Note Rate ....................................       178%
        4-year U.S. Treasury Note Rate ....................................       171%
        5-year U.S. Treasury Note Rate ....................................       169%


Notwithstanding the foregoing, the S&P Volatility Factor may mean such other potential dividend rate increase factor as S&P advises the Corporation in writing is applicable.

   "Securities Depository" means DTC or any successor company or other entity selected by the Corporation as securities depository for the Series D Preferred Shares that agrees to follow the procedures required to be followed by such securities depository in connection with the Series D Preferred Shares.

   "Settlement Date" means the first Business Day after a Remarketing Date.

   "Seven-day Dividend Period" means (a) any Dividend Period commencing after a failed Remarketing, or (b) any Dividend Period commencing after the first day of, and during, a Non-Payment Period and, in all such cases, generally containing seven days.

   "Special Dividend Period" means a Dividend Period established by the Board of Directors for the Series D Preferred Shares as described in Part I, Section 3(d) of this Statement.

   "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (a) a period (a "Non-Call Period") determined by the Board of Directors, after consultation with the Remarketing Agent, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Corporation, and (b) a period (a "Premium Call Period") consisting of a number of whole years and determined by the Board of Directors, after consultation with the Remarketing Agent, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Corporation's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Directors, after consultation with the Remarketing Agent.

   "Statement" means this Statement Establishing and Fixing the Rights and Preferences of Municipal Income Preferred Shares, Series D, on file with the Secretary of State of Minnesota.

   "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations selected by the Corporation to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the Series D Preferred Shares.

   "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (a) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index or any successor index (the "Kenny Index"), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by the Pricing Service or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular federal income tax purposes under the Code of "high grade" component issuers selected by the Pricing Service or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under
Section 57(a)(5) of the Code or successor provisions, for purposes of the "alternative minimum tax," divided by (b) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by the Pricing Service or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (i) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (ii) 1.00 minus the Marginal Tax Rate (expressed as a decimal). For so long as Series D Preferred Shares are rated by Moody's and/or S&P, the Corporation will not use a successor index to the Kenny S&P 30-day High Grade Index unless it receives confirmation in writing from Moody's and/or S&P, as the case may be, that the use of such successor index would not impair the then current rating of the Series D Preferred Shares.

   "Tender and Dividend Reset" means the process pursuant to which Series D Preferred Shares may be tendered in a Remarketing or held and become subject to the new Applicable Dividend Rate determined by the Remarketing Agent in such Remarketing.

   "Treasury Bonds" means United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of ten years or more.

   "Treasury Rate," on any date for any Dividend Period, means:

   (a) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Dividend Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

   (b) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Dividend Period which is one year or less and expressed as a bond equivalent in the case of any longer Dividend Period) on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Dividend Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Remarketing Agent for the close of business on the Business Day immediately preceding such date.

If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Corporation to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Corporation does not select any such Substitute U.S. Government Securities Dealer or U.S. Government Securities Dealers, by the remaining U.
S. Government Securities Dealer or U.S. Government Securities Dealers. As used herein, "U.S. Government Securities Dealer" means Citigroup Global Investments, Inc. and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer. As used herein, "Substitute U.S. Government Securities Dealer" shall mean Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer, provided that none of such entities shall be a U.S. Government Securities Dealer.

   "28-day Dividend Period" means the Dividend Period generally applicable to Series D Preferred Shares and generally contains 28 days.

   "Valuation Date" means every Business Day, beginning with the Date of Original Issue.

   "Variation Margin" means, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon by the Corporation, the amount of cash or securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

   "VYM" means Delaware Investments Minnesota Municipal Income Fund III, Inc.

2. NUMBER OF SHARES; RANKING

   (a) There are 300 authorized shares constituting the Series D Preferred Shares. No fractional Series D Preferred Shares shall be issued.

   (b) Any Series D Preferred Shares which at any time hereafter have been redeemed, exchanged, or otherwise acquired by the Corporation shall return to the status of authorized and unissued preferred shares of the Corporation without designation as to series. Upon the redemption, exchange, or other acquisition by the Corporation of all outstanding Series D Preferred Shares, all provisions of this Statement shall cease to be of further effect and shall cease to be a part of the Articles. Upon the occurrence of such events, the Board of Directors shall have the power, pursuant to Minnesota Statutes
Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Corporation to be prepared and filed with the Secretary of State of the State of Minnesota which reflect the removal of this Statement and of all other provisions of the Articles, if any, relating to the Series D Preferred Shares.

   (c) The Series D Preferred Shares shall rank on a parity with the Corporation's Series A, Series B and Series C Preferred Shares and the shares of any other series of preferred stock of the Corporation as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.

3. DIVIDENDS

   (a) Holders of Series D Preferred Shares will be entitled to receive, when, as and if declared by the Corporation, out of funds legally available therefor, cumulative cash dividends, at the rates per annum set forth in this Statement under "Designation" for the Initial Dividend Period and, in the case of any other Dividend Period, at the Applicable Dividend Rate for the applicable Dividend Period and no more (except as otherwise provided below in Section 3(i) of this Statement), payable on the respective dates set forth below and, except as described below, set by the Remarketing Agent in accordance with the remarketing procedures described in Part II of this Statement.

   (b) Initial Dividend Payment Date and Dividend Period. The Initial Dividend Period for Series D Preferred Shares will commence on their Date of Original Issue and end on _________, 2006. Dividends for the Initial Dividend Period will be paid, when, as and if declared, out of funds legally available therefor, on _________, 2006 to the Securities Depository or such other record holder as of the Business Day preceding the date of such payment. Dividends for each Dividend Period thereafter will be payable, when, as and if declared, on each Dividend Payment Date, subject to certain exceptions.

   (c) Subsequent Dividend Periods.

   (i) After the Initial Dividend Period for each Series D Preferred Share, a Dividend Period therefor will commence on each Dividend Payment Date with respect to such share (which, except during a Non-Payment Period, will be a Settlement Date). Each subsequent Dividend Period, with the exception of Seven-day Dividend Periods, will comprise, beginning with and including the date on which it commences, 28 consecutive days or, in the event the Board of Directors has designated such Dividend Period as a Special Dividend Period, such number of consecutive days or whole years as shall be designated by the Board of Directors. Notwithstanding the foregoing, any adjustment of the remarketing schedule by the Remarketing Agent which includes an adjustment of a Settlement Date will lengthen or shorten Dividend Periods by causing them always to end on and include the day before the Settlement Date as so adjusted.

   (ii) Except during a Non-Payment Period, by 12:00 noon, New York City time, on the Remarketing Date in each applicable Remarketing, the Holder of a Series D Preferred Share may elect to tender such share or to hold such share for the next applicable Dividend Period. If the holder of such share fails to tender such share on such Remarketing Date, such Holder will continue to hold such share at the Applicable Dividend Rate determined in such Remarketing for the next Dividend

Period; provided that, if there is no Remarketing Agent, the Remarketing Agent is not required to conduct a Remarketing or the Remarketing Agent is unable to remarket in the Remarketing following such Remarketing Date all shares tendered to it at a price of $50,000 per share, then the next Dividend Period for such share and for all other shares will be a Seven-day Dividend Period and the Applicable Dividend Rate therefor will be the Maximum Dividend Rate for a Seven-day Dividend Period. If a Series D Preferred Share is tendered (or deemed tendered) but not sold in a Remarketing, the Holder of such share will hold such share for a Seven-day Dividend Period at the Maximum Dividend Rate therefor.

   (d) Special Dividend Periods. The Board of Directors may at any time designate a subsequent Dividend Period, on the Remarketing Date next preceding the commencement of such Dividend Period as a Special Dividend Period with such number of days or whole years (subject to adjustment as described above) as the Board of Directors shall specify; provided that (i) written notice of any such designation, of the Maximum Dividend Rate, if applicable, and Specific Redemption Provisions, if applicable, in respect thereof and of the consequences of failure to tender, or to elect to hold, shares must be given at least seven days prior to such Remarketing Date to the Remarketing Agent, the Paying Agent, the Securities Depository and the Holders of Series D Preferred Shares which are to be subject to such Special Dividend Period; (ii) no Special Dividend Period may commence during a Non-Payment Period; and (iii) in respect of any Special Dividend Period of 365 or more days, the Board of Directors, after consultation with the Remarketing Agent, may establish Specific Redemption Provisions; provided further that prior to such designation, the Corporation shall provide a Certificate of Preferred Share Basic Maintenance Amount showing, as of the third Business Day next preceding such proposed Special Dividend Period, (x) Moody's Eligible Assets, assuming for the purposes of calculating Moody's Eligible Assets, in connection with a Certificate of Preferred Share Basic Maintenance Amount required to be prepared pursuant to this proviso, a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating the Series D Preferred Shares) and (y) S&P Eligible Assets (if S&P is then rating the Series D Preferred Shares), each with a Discounted Value at least equal to the Preferred Share Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Dividend Rate is the Maximum Dividend Rate on such Business Day as if such Business Day were the last Business Day prior to the proposed Special Dividend Period). If for any reason, subsequent to giving notice of the designation of a Special Dividend Period, the Board of Directors determines to rescind such designation, written notice of such determination shall be given to the Remarketing Agent, the Paying Agent, the Securities Depository and the Holders of Series D Preferred Shares which were to be subject to such Special Dividend Period, at least two Business Days prior to such previously proposed Special Dividend Period, and the next succeeding Dividend Period shall be a 28-day Dividend Period. The existence or rescission of any Special Dividend Period will not affect the current Dividend Period or prevent the Board of Directors from establishing other Special Dividend Periods of similar duration or in any way restrict the Maximum Dividend Rate or Specific Redemption Provisions which may be designated in connection with any other Special Dividend Period. The Board of Directors will not change the frequency of the Valuation Dates unless it receives confirmation in writing from each of S&P and Moody's that such change would not so impair the then current rating of the Series D Preferred Shares.

   (e) Dividend Payment Dates. Dividends on each Series D Preferred Share will accumulate from its Date of Original Issue and will be payable, when, as and if declared by the Board of Directors, out of funds legally available therefor, on the applicable Dividend Payment Dates to the Securities Depository (or such other record holder) as of the Business Day preceding the applicable Dividend Payment Date. The Dividend Payment Dates will be: (i) with respect to a Special Dividend Period of more than 28 days, the first Business Day of each calendar month after the designation of such Special Dividend Period and the day after the last business day thereof; and (ii) with respect to any other Dividend Period, the day after the last day thereof; provided that, if any such day is not a Business Day, the Dividend Payment Date will be the first Business Day after such day.

   (f) Dividend Payments.

   (i) So long as there is a Securities Depository with respect to the Series D Preferred Shares, each dividend on such shares will be paid to the Securities Depository or its nominee as the record holder of all shares. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners of Series D Preferred Shares in accordance with the Securities Depository's normal procedures. Each Agent Member will be responsible for holding or disbursing such payments to the Holders of the Series D Preferred Shares for which it is acting in accordance with the instructions of such Holders. Dividends on any Series D Preferred Share in arrears with respect to any past Dividend Payment Date may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holder thereof as of a date not exceeding five Business Days preceding the date of payment thereof as may be fixed by the Board of Directors. Any dividend payment made on Series D Preferred Shares will be first credited against the dividends accumulated but unpaid (whether or not earned or declared) with respect to the earliest Dividend Payment Date on which dividends were not paid. Holders of Series D Preferred Shares will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends thereon. Except for the late charge described in paragraph (g) of this Section 3, Holders of Series D Preferred Shares will not be entitled to any interest or other additional amount on any dividend payment on any Series D Preferred Share which may be in arrears.

   (ii) The amount of declared dividends for each Series D Preferred Share payable on each Dividend Payment Date in respect of a Seven-day Dividend Period, a 28-day Dividend Period or a Special Dividend Period of fewer than 365 days will be computed by the Corporation by multiplying the Applicable Dividend Rate in effect with respect to dividends payable on such share on such Dividend Payment Date by a fraction the numerator of which will be the number of days such share was Outstanding from and including its Date of Original Issue or the preceding Dividend Payment Date for such share, as the case may be, to and including the last day of such Dividend Period, and the denominator of which will be 365, and then multiplying the rate so obtained by $50,000, and the amount of declared dividends for each Series D Preferred Share in respect of a Special Dividend Period of 365 or more days will be computed on the basis of a 360-day year of twelve 30-day months.

   (g) Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Corporation fails to (i) declare, prior to 12:00 noon, New York City time, on any Dividend Payment Date for Series D Preferred Shares, for payment on or within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on such Series D Preferred Shares payable on such Dividend Payment Date, or (ii) deposit, irrevocably and in trust, in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) on or within three Business Days after any Dividend Payment Date for Series D Preferred Shares the full amount of any dividend on such shares (whether or not earned or declared) payable on such Dividend Payment Date, or (B) on or within three Business Days after any redemption date for Series D Preferred Shares called for redemption, the Mandatory Redemption Price or the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to the applicable holders in same-day funds; provided that a Non-Payment Period will not end during the first seven days thereof unless the Corporation shall have given at least three days' written notice to the Paying Agent, the Remarketing Agent and the Securities Depository and thereafter will not end unless the Corporation shall have given at least fourteen days' written notice to the Paying Agent, the Remarketing Agent, the Securities Depository and all Holders of Series D Preferred Shares. The Applicable Dividend Rate for each Dividend Period commencing during a Non-Payment Period will be equal to the Non-Payment Period Rate; any share for which a Special Dividend Period would otherwise have commenced on the first day of a Non-Payment Period will have, instead, a Seven-day Dividend Period; and each Dividend Period for Series D Preferred Shares commencing after the first day of, and during, a Non-Payment Period shall be a Seven-day Dividend Period. Any dividend on Series D Preferred Shares due on any Dividend Payment Date for such shares (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Corporation has declared such dividend payable on or within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due (if such non-payment is not solely due to the willful failure of the Corporation) but paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, will incur a late charge to be paid therewith to such persons and calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The Non-Payment Period Rate will be 250% (300% at any time the Corporation has notified the Remarketing Agent of its intent to allocate income that is taxable for federal income tax purposes to the Series D Preferred Shares prior to any Remarketing with respect to such shares) of the Reference Rate.

   (h) Restrictions on Dividends and Other Payments.

   (i) Under the 1940 Act, the Corporation may not declare dividends (except a dividend payable in shares of Common Stock) or make other distributions on shares of Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding preferred stock of the Corporation would be less than 200% (or such other percentage as may in the future be required by law).

   (ii) In addition, for so long as any Series D Preferred Shares are Outstanding, (A) the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other capital stock, if any, ranking junior to Series D Preferred Shares as to dividends and upon liquidation) in respect of Common Stock or any other capital stock of the Corporation ranking junior to or on a parity with Series D Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior capital stock (except by conversion into or exchange for shares of the Corporation ranking junior to Series D Preferred Shares as to dividends and upon liquidation) or any such parity capital stock (except by conversion into or exchange for shares of the Corporation ranking junior to or on a parity with Series D Preferred Shares as to dividends and upon liquidation), unless (1) full cumulative dividends on Series D Preferred Shares through the most recently ended Dividend Period (or, if such transaction is on a Dividend Payment Date, through the Dividend Period ending on the day prior to such Dividend Payment Date) shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Paying Agent, and
(2) the Corporation has redeemed the full number of Series D Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles, and (B) the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other capital stock, if any, ranking junior to Series D Preferred Shares as to dividends and upon liquidation) in respect of Common Stock or any other capital stock of the Corporation ranking junior to or on a parity with Series D Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior capital stock (except by conversion into or exchange for stock of the Corporation ranking junior to Series D Preferred Shares as to dividends or upon liquidation) or any such parity capital stock (except by conversion into or exchange for shares of the Corporation ranking junior to or on a parity with Series D Preferred Shares as to dividends and upon liquidation), unless immediately after such transaction the aggregate Discounted Value of the Corporation's Eligible Assets would at least equal the Preferred Share Basic Maintenance Amount.

   (iii) Additional Dividends. If the Corporation allocates any net capital gains or other income taxable for federal income tax purposes to Series D Preferred Shares without having given advance notice of such allocation to the Paying Agent and the Remarketing Agent as provided in Section 2 of Part II (such allocation being referred to herein as a "Retroactive Taxable Allocation"), the Corporation shall, within 270 days after the end of the Corporation's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Remarketing Agent, the Paying Agent and to each Holder of such shares during such taxable year at such Holder's address as the same appears or last appeared on the stock books of the Corporation. Such Holders of such shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Corporation to the Paying Agent, for distribution to such Holders, within 30 days after the notice described above is given to the Remarketing Agent and the Paying Agent.

4. REDEMPTION

   (a) Optional Redemption.

   (i) After the Initial Dividend Period, upon giving a Notice of Redemption, as provided below, the Corporation at its option may redeem Series D Preferred Shares, in whole or in part, on any scheduled Dividend Payment Date, out of funds legally available therefor, at a redemption price equal to the Optional Redemption Price; provided that no Series D Preferred Share will be subject to optional redemption during any Non-Call Period. Additionally, without the consent of the Remarketing Agent, the Series D Preferred Shares may not be redeemed in part if after such partial redemption fewer than 100 Series D Preferred Shares remain Outstanding.

   (ii) So long as either Moody's or S&P is rating the Series D Preferred Shares, no Series D Preferred Shares shall be redeemed pursuant to this
Section 4(a) unless (A) on the date on which the Corporation intends to give notice of such redemption pursuant to paragraph (d) of this Section 4, the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Series D Preferred Shares by reason of the redemption of such shares on such redemption date, and (B) on the date on which the Corporation intends to give notice of such redemption and on the redemption date, Moody's Eligible Assets (if Moody's is then rating the Series D Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Series D Preferred Shares) each at least equal the Preferred Share Basic Maintenance Amount, and would at least equal the Preferred Share Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

   (b) Mandatory Redemption.

   (i) The Corporation will redeem, at a redemption price equal to the Mandatory Redemption Price, certain of the Outstanding Series D Preferred Shares, if the Corporation fails to maintain as of each Valuation Date Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Share Basic Maintenance Amount or as of the last Business Day of any calendar month fails to maintain the 1940 Act Asset Coverage and such failure is not cured on or before the Preferred Share Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a "Cure Date"), as the case may be. The number of Series D Preferred Shares to be redeemed will be equal to the lesser of (A) the minimum number of Series D Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would, together with any other outstanding preferred stock of the Corporation to be redeemed, result in the satisfaction of the Preferred Share Basic Maintenance Amount or the 1940 Act Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Series D Preferred Shares then Outstanding will be redeemed; and provided further that, if less than 100 Series D Preferred Shares would remain Outstanding following any partial redemption hereunder, the Remarketing Agent may direct the Corporation to redeem all of the Series D Preferred Shares then Outstanding), and (B) the maximum number of Series D Preferred Shares that, together with any other outstanding preferred stock of the Corporation to be redeemed, can be redeemed out of funds expected to be legally available therefor. To the extent practicable, the Series D Preferred Shares shall participate in any such redemption on a pro rata basis with all other outstanding preferred stock of the Corporation.

   (ii) The Corporation will effect such a mandatory redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of Series D Preferred Shares which are subject to mandatory redemption or the Corporation otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Corporation will redeem those Series D Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

   (c) Allocation. If fewer than all the outstanding Series D Preferred Shares are to be redeemed, the number of Series D Preferred Shares to be so redeemed will be a whole number of shares and will be determined by the Board of Directors (subject to the provisions described above under subparagraph (b)) and the Corporation will give a Notice of Redemption. Unless certificates representing shares are held by persons other than the Securities Depository or its nominee, the Securities Depository, upon receipt of such Notice of Redemption, shall use its best efforts to determine, by 10:00 a.m., New York City time, on the second Business Day immediately succeeding the date on which it receives such Notice of Redemption, by lot the number of Series D Preferred Shares to be redeemed from the account of each Agent Member (which may include an Agent Member, including the Remarketing Agent, holding shares for its own account) and shall immediately notify the Paying Agent of such determination. The Paying Agent, upon receipt of such notice, will in turn determine by lot the number of shares to be redeemed from the accounts of the Holders of the shares whose Agent Members have been selected by the Securities Depository. In doing so, the Paying Agent may determine that shares will be redeemed from the accounts of some Holders, which may include the Remarketing Agent, without shares being redeemed from the accounts of other Holders. Notwithstanding the foregoing, if any certificates for Series D Preferred Shares are not held by the Securities Depository or its nominee, the shares to be redeemed will be selected by the Corporation by lot.

   (d) Notice of Redemption.

   (i) The Corporation will give 30 days' Notice of Redemption. Such notice shall be given by telephone or facsimile, to the Securities Depository (and any other record holder), the Paying Agent and the Remarketing Agent, and promptly confirmed in writing. In the event the Corporation obtains appropriate exemptive or no-action relief from the Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Directors of the Corporation to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then current rating of the Series D Preferred Shares. The Paying Agent will use its reasonable efforts to provide telephonic notice to each Holder of Series D Preferred Shares called for redemption not later than the close of business on the Business Day on which the Paying Agent determines the shares to be redeemed (as described above) (or, during a Non-Payment Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Paying Agent receives Notice of Redemption from the Corporation). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Paying Agent to each Holder of record of Series D Preferred Shares called for redemption, the Remarketing Agent and the Securities Depository.

   (ii) Every Notice of Redemption and other redemption notice with respect to Series D Preferred Shares will state (A) the redemption date, (B) the number of Series D Preferred Shares to be redeemed, (C) the redemption price, (D) that dividends on the Series D Preferred Shares to be redeemed will cease to accumulate as of such redemption date, and (E) the provision of the Articles pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

   (iii) Series D Preferred Shares, the Holders of which shall have been given Notice of Redemption, will not be transferable outside of a Remarketing.

   (e) Other Redemption Procedures.

   (i) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem Series D Preferred Shares will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation shall have failed, for any reason whatsoever, to deposit with the Paying Agent funds with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Corporation may not have redeemed Series D Preferred Shares for which a Notice of Redemption has been given, dividends may be declared and paid on such shares and will include those shares for which Notice of Redemption has been given.

   (ii) Upon the deposit of funds sufficient to redeem Series D Preferred Shares with the Paying Agent and the giving of Notice of Redemption, all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of the Holders thereof to receive the Optional Redemption Price or the Mandatory Redemption Price, as the case may be, but without any interest or other additional amount (except for the late charge described under Part I, Section 3(g) hereof), and such shares will no longer be deemed Outstanding for any purpose. The Corporation will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (A) the aggregate redemption price of the Series D Preferred Shares called for redemption on such date and (B) all other amounts to which Holders of Series D Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Corporation, after which time the holders of Series D Preferred Shares so called for redemption will look only to the Corporation for payment of the redemption price and all other amounts to which they may be entitled. The Corporation will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

   (iii) Nothing contained in the Articles limits any legal right of the Corporation or any affiliate to purchase or otherwise acquire Series D Preferred Shares outside of a Remarketing at any price, whether higher or lower than the Optional Redemption Price or Mandatory Redemption Price, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on any outstanding preferred stock of the Corporation and the Corporation is in compliance with the 1940 Act Asset Coverage and has assets with a Discounted Value at least equal, in the aggregate, to the Preferred Share Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Corporation shall have no voting rights. If fewer than all the Outstanding Series D Preferred Shares are redeemed or otherwise acquired by the Corporation, the Corporation shall give notice of such transaction in accordance with the procedures agreed upon the Board of Directors. Subject to Section 18 of the 1940 Act and the Preferred Share Provisions, any Series D Preferred Shares redeemed or otherwise acquired by the Corporation may be reissued by the Corporation; provided, however, that after giving effect to such reissuance the Corporation shall have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Share Basic Maintenance Amount.

   (iv) The Corporation has the right to arrange for others to purchase from the Holders thereof Series D Preferred Shares which are to be redeemed as described in paragraph 4(a) above.

   (v) The Remarketing Agent may, in its sole discretion, modify the procedures concerning notification of redemption described above so long as any such modification does not adversely affect the Holders of the Series D Preferred Shares.

   (vi) In effecting any redemption pursuant to this Section 4, the Corporation shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Minnesota law, but shall effect no redemption except in accordance with the 1940 Act and Minnesota law.

5. LIQUIDATION

   (a) Upon a liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders of Series D Preferred Shares then Outstanding will be entitled, whether from capital or surplus, before any assets of the Corporation will be distributed among or paid over to the holders of the Common Stock or any other class of capital stock of the Corporation junior to the Series D Preferred Shares as to liquidation payments, to be paid an amount equal to the liquidation preference with respect to such shares. The liquidation preference for Series D Preferred Shares is $50,000 per share plus an amount equal to all accumulated but unpaid dividends thereon (whether or not earned or declared) to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Part I, Section 3(i) of this Statement in connection with liquidation of the Corporation. After any such payment, the Holders of Series D Preferred Shares will not be entitled to any further participation in any distribution of assets of the Corporation. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to make such full payments to the Holders of Series D Preferred Shares and to the holders of any shares of preferred stock of the Corporation with preference rights ranking as to liquidation, dissolution or winding up, on a parity with the Series D Preferred Shares, then such assets will be distributed pro rata among the holders of Series D Preferred Shares and any other such preferred stock.

   (b) Neither the consolidation nor the merger of the Corporation with or into any other entity or entities nor a reorganization of the Corporation alone nor the sale, lease or transfer by the Corporation of all or substantially all of its assets shall be deemed to be a dissolution or liquidation of the Corporation.

6. VOTING RIGHTS

   (a) Except as otherwise indicated in the Articles and except as otherwise required by applicable law, Holders of Series D Preferred Shares will have equal voting rights with holders of shares of Common Stock and any other preferred stock (one vote per share) and will vote together with holders of shares of Common Stock and any other preferred stock as a single class.

   (b) In connection with the election of the Corporation's Directors, holders of shares of preferred stock, including Holders of Series D Preferred Shares, voting as a separate class, shall be entitled to elect two of the Corporation's Directors, and the remaining Directors will be elected by holders of shares of Common Stock and shares of preferred stock, including Holders of Series D Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding shares of preferred stock, including Series D Preferred Shares, shall be unpaid in an amount equal to two full years' dividends thereon, then the number of Directors constituting the Board of Directors shall automatically be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of preferred stock, including Holders of Series D Preferred Shares, as described above, would constitute a majority of the Board of Directors as so increased by such smallest number; and at a special meeting of shareholders, which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of preferred stock, including Holders of Series D Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Corporation as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Corporation thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of preferred stock, including Series D Preferred Shares for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of preferred stock, including Holders of Series D Preferred Shares (but not of the Directors with respect to whose election the holders of Common Stock were entitled to vote or the two Directors the holders of shares of preferred stock, including Holders of Series D Preferred Shares, have the right to elect in any event), will terminate automatically. If at any time the holders of any series of preferred stock other than the Series D Preferred Shares are entitled under the 1940 Act to elect a majority of the Board of Directors, then Holders of Series D Preferred Shares will have equal voting rights with holders of shares of such other series (one vote per share) with respect to the election of the Corporation's Directors.

   (c) (i) So long as any Series D Preferred Shares are outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of a majority of the Outstanding Series D Preferred Shares in person or by proxy, either in writing or at a meeting (voting separately as one class): (A) authorize, create or issue any class or series of stock ranking prior to or on a parity with the Series D Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, or increase the authorized amount of Series D Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of Section 9(a)(iv) of this Part I, the Board of Directors, without the vote or consent of the Holders of Series D Preferred Shares, may from time to time authorize and create, and the Corporation may from time to time issue, classes or series of preferred stock ranking on a parity with the Series D Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, subject to continuing compliance by the Corporation with the 1940 Act Asset Coverage and Preferred Share Basic Maintenance Amount requirements, provided that the Corporation obtains written confirmation from Moody's (if Moody's is then rating the Series D Preferred Shares) and S&P (if S&P is then rating the Series D Preferred Shares) that the issuance of any such additional class or series would not impair the rating then assigned by such rating agency or agencies, as the case may be, to the Series D Preferred Shares; (B) amend, alter or repeal the provisions of the Articles, including this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Series D Preferred Shares or the Holders thereof; provided that the authorization, creation and issuance of classes or series of stock ranking junior to the Series D Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, will not be deemed to affect such preferences, rights or powers unless such issuance would, at the time thereof, cause the Corporation not to satisfy the 1940 Act Asset Coverage or the Preferred Share Basic Maintenance Amount; or (C) file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent.

   (ii) To the extent permitted by Minnesota law, the Board of Directors, without the vote or consent of the Holders of Series D Preferred Shares, may from time to time amend, alter or repeal any or all of the rating agency guidelines described herein, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series D Preferred Shares or the Holders thereof, provided the Board of Directors receives written confirmation from Moody's and S&P that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the Series D Preferred Shares.

   (d) Unless otherwise required by law, the Holders of Series D Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of Series D Preferred Shares shall have no preemptive rights or rights to cumulative voting. In the event that the Corporation fails to pay any dividends on the Series D Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 6.

   (e) Unless a higher percentage is specifically provided for in the Articles, the affirmative vote of the Holders of a majority of the outstanding Series D Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is defined in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. In the event a vote of Holders of Series D Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation shall (i) not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's and S&P that such vote is to be taken and the nature of the action with respect to which such vote is to be taken, and (ii) not later than three Business Days after the date of such vote, notify Moody's and S&P of the results of such vote.

   (f) The foregoing voting provisions will not apply with respect to Series D Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

7. ASSET MAINTENANCE

   (a) 1940 Act Asset Coverage. The Corporation will maintain, with respect to Series D Preferred Shares, as of the last Business Day of each month in which any Series D Preferred Shares are Outstanding, 1940 Act Asset Coverage.

   (b) Preferred Share Basic Maintenance Amount. So long as Series D Preferred Shares are Outstanding, the Corporation will maintain as of each Valuation Date Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Share Basic Maintenance Amount.

   (c) Minimum Liquidity Level. The Corporation will have, as of each Valuation Date, Deposit Securities with maturities or tender dates not later than the day preceding the first Dividend Payment Date (collectively, "Dividend Coverage Assets") that follows such Valuation Date and having a value of not less than the Dividend Coverage Amount (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Corporation does not have the required Dividend Coverage Assets, the Corporation shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only if S&P is then rating the Series D Preferred Shares. The "Dividend Coverage Amount," as of any Valuation Date, means (i) the aggregate amount of dividends that will accumulate on each Series D Preferred Share to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date plus any liabilities of the Corporation that are required to be paid on or prior to the next Dividend Payment Date for such share, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on Series D Preferred Shares. "Deposit Securities" means cash, Receivables for Municipal Obligations Sold (as defined above in Part I, Section 1 under "S&P Discount Factor") which become due before the Dividend Payment Date, interest with respect to Municipal Obligations which is payable to the Corporation prior to or on such Dividend Payment Date, and Municipal Obligations rated at least A-1+ or SP-1+ by S&P, except that, for purposes of the requirements regarding Optional Redemption and the definition of "Outstanding," as set forth in
Section 1 of this Part I, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's. The definitions of "Deposit Securities," "Dividend Coverage Assets" and "Dividend Coverage Amount" may be changed from time to time by the Corporation without shareholder approval, but only in the event the Corporation receives written confirmation from S&P that any such change would not impair the ratings then assigned by S&P to the Series D Preferred Shares.

8. COMPLIANCE PROCEDURES FOR ASSET MAINTENANCE

   (a) As of each Valuation Date, the Corporation shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Corporation on that date, (ii) the Discounted Value of each such Eligible Asset using discount factors the ranges of which are set forth herein, (iii) whether the Corporation has Moody's Eligible Assets and S&P Eligible Assets with a Discounted Value at least equal, in the aggregate, to the Preferred Share Basic Maintenance Amount as of that date,
(iv) the Dividend Coverage Assets owned by the Corporation on that date, (v) the Dividend Coverage Amount on that date, (vi) whether the Minimum Liquidity Level is met as of that date, (vii) the value of the total assets of the Corporation, less all liabilities, (viii) statutory asset coverage on that date, and (ix) whether the 1940 Act Asset Coverage is met as of that date. In managing the Corporation's portfolio, the Adviser will not alter the composition of the Corporation's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Corporation to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the Preferred Share Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Corporation's Eligible Assets exceeded the Preferred Share Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the Corporation's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Corporation's Eligible Assets unless the Corporation shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Corporation's Eligible Assets would exceed the Preferred Share Basic Maintenance Amount.

   (b) If the Corporation does not maintain as of any Valuation Date Moody's Eligible Assets and S&P Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Share Basic Maintenance Amount or the Corporation fails to meet, as of the last Business Day of the month, the 1940 Act Asset Coverage, then the Corporation shall, by the Preferred Share Basic Maintenance Cure Date or 1940 Act Cure Date, as the case may be, (i) change the composition of the portfolio of Municipal Obligations or (ii) purchase shares of outstanding preferred stock of the Corporation, including Series D Preferred Shares, outside of a Remarketing, or both, so that the Preferred Share Basic Maintenance Amount and 1940 Act Asset Coverage would be met on a pro forma basis as of such Cure Date. Any such purchase of shares of outstanding preferred stock of the Corporation, including Series D Preferred Shares, outside of a Remarketing must be made in compliance with the applicable requirements of the 1940 Act and the rules and regulations thereunder.

   (c) For purposes of determining whether any such asset maintenance test is met, no shares of preferred stock of the Corporation, including Series D Preferred Shares, shall be deemed to be Outstanding for purposes of any computation if, prior to or concurrently with the determination of such asset maintenance test, (i) the requisite funds for the redemption of any such share shall have been deposited in trust with the applicable remarketing agent for that purpose and the requisite notice of redemption shall have been given or
(ii) any such share shall have been redeemed, purchased or otherwise acquired by the Corporation.

   (d) Such determinations, as of any date as to which they are made, shall be set forth in Certificates of Preferred Share Basic Maintenance Amount (which will include a determination of items (i) through (iii) in Section 8(a) above), Minimum Liquidity Level (which will include a determination of items
(iv) through (vi) in Section 8(a) above) and 1940 Act Asset Coverage (which will include a determination of items (vii) through (ix) in Section 8(a) above), as the case may be. On or before the third Business Day after a Valuation Date on which the Corporation fails to meet any asset maintenance test, the

Corporation is required to deliver to the Remarketing Agent, S&P and Moody's the relevant Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage, as the case may be.

   (e) The Corporation will also deliver Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage (i) to the Remarketing Agent, S&P and Moody's as of the Date of Original Issue, any Cure Date and the last Business Day of each fiscal quarter of the Corporation, in each case on or before the third Business Day after such day; (ii) to Moody's or S&P on or before the third Business Day after any day on which the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, respectively, is equal to or less than the Preferred Share Basic Maintenance Amount or does not exceed the Preferred Share Basic Maintenance Amount by more than 5%; (iii) to Moody's on or before the third Business Day after the Corporation redeems any shares of Common Stock; and (iv) to S&P upon request.

   (f) Within ten Business Days after delivery of such report relating to the last Business Day of each fiscal year end of the Corporation, and within ten Business Days after delivery of such report relating to the Date of Original Issue and any Cure Date, the Corporation will deliver to the Remarketing Agent, S&P and Moody's a letter prepared by the Corporation's independent accountants regarding the accuracy of the calculations made by the Corporation in its most recent Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage and in Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage on a Valuation Date during such fiscal year selected at random by such accountants. If any such letter prepared by the Corporation's independent accountants shows that an error was made in any of the most recent Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage, the calculation or determination made by the Corporation's independent accountants will be conclusive and binding on the Corporation and notice of such discrepancy shall be given in writing to each of Moody's and S&P.

   (g) The letter referred to in subsection (f) will confirm (i) the mathematical accuracy of the calculations reflected in the related Certificates of Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage, (ii) that the method used by the Corporation in determining whether or not the Preferred Share Basic Maintenance Amount, Minimum Liquidity Level and 1940 Act Asset Coverage are met is in accordance with the applicable requirements of the Corporation's Preferred Share Provisions, (iii) that the written price quotations used by the Corporation in such determination conform to the written quotations obtained by the Corporation in accordance with the applicable requirements of the Corporation's Preferred Share Provisions, and (iv) that the assets listed as Eligible Assets and Dividend Coverage Assets in the Preferred Share Basic Maintenance Amount and Minimum Liquidity Level tests conform to the description of Eligible Assets and Dividend Coverage Assets, as the case may be, set forth in the Corporation's Series D Preferred Share Provisions.

   (h) The Corporation shall give prompt written notice to S&P and to Moody's of (i) any material change to the Articles of the Corporation, including the Preferred Share Provisions, or the by-laws of the Corporation, (ii) any failure by the Corporation to declare or pay any dividend on the Series D Preferred Shares, (iii) any issuance of a notice of optional or mandatory redemption of the Series D Preferred Shares, (iv) the assumption of control of the Board of Directors of the Corporation by holders of preferred stock pursuant to Section 6(b) of Part I of the Series D Preferred Share Provisions,
(v) the unavailability of pricing information with respect to the Municipal Obligations in the Corporation's portfolio, whether pursuant to a pricing service or through dealer bids, (vi) any change in any pricing service utilized by the Corporation, (vii) any Dividend Period in which the Applicable Dividend Rate is greater than or equal to 95% of the "AA" Composite Commercial Paper Rate, (viii) the designation by the Board of Directors of any Special Dividend Period, (ix) any person's acquisition, to the knowledge of the Corporation, of beneficial ownership of 5% or more of any class of the Corporation's voting securities (including the Series D Preferred Shares), (x) any change in the index used in determining the Reference Rate, (xi) any tax changes that affect the calculation of the Additional Dividends, and (xii) any change in the Corporation's Adviser. In addition, the Corporation shall give prompt written notice to Moody's of (A) any increase in the Marginal Tax Rate of 40% or more and (B) any increase in the Marginal Tax Rate such that the Marginal Tax Rate equals or exceeds 50%.

9. CERTAIN OTHER RESTRICTIONS

   (a) For so long as any Series D Preferred Shares are outstanding and Moody's and S&P are rating such shares, the Corporation will not, unless it has received written confirmation from Moody's and S&P, as appropriate, that any such action would not impair the ratings then assigned by Moody's and S&P to Series D Preferred Shares, engage in any one or more of the following transactions:

   (i) borrow money, except that the Corporation may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if the Preferred Share Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing, provided that so long as any Series D Preferred Shares are rated by Moody's, such borrowing will not exceed 5% of the value of the total assets of the Corporation, will be required to be repaid within 60 days and will not be extendable or renewable;

   (ii) engage in any short sales of securities;

   (iii) lend securities; or

   (iv) issue any class of stock ranking prior to or on a parity with the Series D Preferred Shares with respect to paying dividends or the distribution of assets upon dissolution, liquidation or winding up of the Corporation.

   (b) For so long as Series D Preferred Shares are rated by Moody's and such shares remain Outstanding, the Corporation will not, except as necessary to effect Closing Transactions, engage in transactions in options on securities, futures contracts or options on futures contracts, except that, in connection with Moody's Hedging Transactions, (i) the Corporation may buy call or put option contracts, (ii) the Corporation may write covered call options, and
(iii) the Corporation may write put options, in each case on securities. For purposes of valuation of Moody's Eligible Assets, (i) if the Corporation writes a call option, the underlying asset will be valued as follows: (A) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption date of the Series D Preferred Shares, at the lower of the Discounted Value of the underlying security and exercise price of the option or (B) otherwise, it has no value; (ii) if the Corporation writes a put option, the underlying asset will be valued as follows: the lesser of (A) exercise price and (B) the Discounted Value of the underlying security; and (iii) call or put option contracts which the Corporation buys have no value. For so long as Series D Preferred Shares are rated by Moody's, (i) the Corporation will not engage in options transactions for leveraging or speculative purposes; (ii) the Corporation will not write any anticipatory call options pursuant to which the Corporation hedges the anticipated purchase of an asset prior to completion of such purchase; (iii) the Corporation will not enter into an option unless, after giving effect thereto, the Corporation would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount; (iv) the Corporation will not enter into an option unless after giving effect to such transaction the Corporation would continue to be in compliance with Section 7(b) of this Part I; (v) for purposes of the Preferred Share Basic Maintenance Amount, (A) assets in margin accounts are not Moody's Eligible Assets, (B) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract and the settlement price of an underlying futures contract if the Corporation writes put options on futures contracts will constitute liabilities of the Corporation, and (C) if the Corporation writes call options on futures contracts and does not own the underlying futures contract, 105% of the fair market value of the underlying futures contract will constitute a liability of the Corporation; (vi) the Corporation shall write only exchange-traded options on exchanges approved by Moody's; (vii) where delivery may be made to the Corporation with any of a class of securities, the Corporation shall assume for purposes of the Preferred Share Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (viii) the Corporation will not engage in forward contracts; (ix) the Corporation will enter into future contracts as sellers only if it owns the underlying securities; and (x) there shall be a quarterly audit made of the Corporation's futures and options transactions by the Corporation's independent accountants to confirm that the Corporation is in compliance with these standards. The foregoing restrictions on options and futures transactions may be modified if the Corporation receives written confirmation from Moody's that the action the Corporation proposes to take would not impair the rating then assigned to the Series D Preferred Shares.

   (c) For so long as Series D Preferred Shares are rated by S&P and such shares remain Outstanding, the Corporation will not merge or consolidate with any other corporation or change pricing services. In addition, the Corporation will not purchase or sell futures contracts or options thereon or write unsecured put or uncovered call options on portfolio securities, except that
(i) the Corporation may engage in any S&P Hedging Transactions based on the Municipal Index, provided that (A) the Corporation shall not engage in any S&P Hedging Transactions based on the Municipal Index (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Corporation's total assets divided by 100,000, or (3) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal; and (ii) the Corporation may engage in S&P Hedging Transactions based on Treasury Bonds, provided that (A) the Corporation shall not engage in any S&P Hedging Transactions based on Treasury Bonds (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number

25% of the quotient of the fair market value of the Corporation's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as Series D Preferred Shares are rated by S&P, the Corporation will engage in Closing Transactions to close out any outstanding futures contract which the Corporation owns or has sold or any outstanding option thereon owned by the Corporation in the event (i) the Corporation does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount on two consecutive Valuation Dates and (ii) the Corporation is required to pay Variation Margin on the second such Valuation Date. For so long as Series D Preferred Shares are rated by S&P, the Corporation will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Corporation holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the Preferred Share Basic Maintenance Amount, no amounts on deposit with the Corporation's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as Series D Preferred Shares are rated by S&P, when the Corporation writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, fixed-income securities in a segregated account with the Corporation's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Corporation's broker equals the fair market value of the futures contract, except that in the event the Corporation writes a futures contract or option thereon which requires delivery of an underlying security, the Corporation shall hold such underlying security. The restrictions set forth in this sub-section (c) may be modified if the Corporation receives written confirmation from S&P that the action the Corporation proposes to take would not impair the rating then assigned to the Series D Preferred Shares.

                                    PART II


1. REMARKETING SCHEDULE

   Each Remarketing shall take place over a two-day period consisting of the Remarketing Date and the Settlement Date. Such dates or the method of establishing such dates shall be determined by the Board of Directors from time to time.

2. ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME

   If the Corporation intends to allocate any net capital gains or other income taxable for federal income tax purposes to any dividend on Series D Preferred Shares, the Corporation may notify the Remarketing Agent and the Paying Agent of the amount to be so included seven days prior to the Remarketing on which the Applicable Dividend Rate for such dividend is to be established. Whenever the Remarketing Agent receives such notice from the Corporation, it will in turn notify the Holders of Series D Preferred Shares and prospective purchasers believed by it to be interested in purchasing Series D Preferred Shares in such Remarketing.

3. PROCEDURE FOR TENDERING

   (a) Series D Preferred Shares are subject to Tender and Dividend Reset at the end of each Dividend Period in the Remarketing which commences on the Remarketing Date immediately prior to the end of such Dividend Period. By 9:00 a.m., New York City time, on each Remarketing Date, the Remarketing Agent shall, after canvassing the market and considering prevailing market conditions at the time for Series D Preferred Shares and similar securities, provide Beneficial Owners of Series D Preferred Shares non-binding indications of the Applicable Dividend Rate for such shares for the next succeeding 28-day Dividend Period; provided that, if the Board of Directors has designated the next Dividend Period as a Special Dividend Period, the Remarketing Agent will provide to Beneficial Owners a non-binding indication only of the Applicable Dividend Rate for such Special Dividend Period. The actual Applicable Dividend Rate for such Dividend Period may be greater than or less than the rate per annum indicated in such non-binding indications (but not greater than the applicable Maximum Dividend Rate) and will not be determined until after a Holder is required to elect to hold or sell its Series D Preferred Shares. By 12:00 noon, New York City time, on such Remarketing Date, each Holder of Series D Preferred Shares must notify the Remarketing Agent of its desire, on a share-by-share basis, either to tender such Series D Preferred Shares at a price of $50,000 per share or to continue to hold such share for the next Dividend Period. Any notice given to the Remarketing Agent to tender or hold shares for a particular Dividend Period shall be irrevocable and may not be waived by the Remarketing Agent, except that the Remarketing Agent may, in its sole discretion (i) at the request of a Holder that has tendered one or more shares to the Remarketing Agent, waive such Holder's tender, and thereby enable such Holder to continue to hold the share or shares for a 28-day Dividend Period or a designated Special Dividend Period, if applicable, as agreed to by such Holder and the

Remarketing Agent at such time, so long as such tendering Holder has indicated to the Remarketing Agent that it would accept the new Applicable Dividend Rate for such Dividend Period, such waiver to be contingent upon the Remarketing Agent's ability to remarket all shares tendered in such Remarketing, and (ii) at the request of a Holder that has elected to hold one or more of its Series D Preferred Shares, waive such Holder's election with respect thereto. Notwithstanding the foregoing, any holder or prospective purchaser may informally indicate to the Remarketing Agent its Applicable Dividend Rate preferences. The Applicable Dividend Rate with respect to a Dividend Period may be greater or less than such informal rate preferences.

   (b) The right of each Holder to tender Series D Preferred Shares in a Remarketing shall be limited to the extent that (i) the Remarketing Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement,
(ii) shares tendered have not been called for redemption, and (iii) the Remarketing Agent is able to find a purchaser or purchasers for tendered Series D Preferred Shares at an Applicable Dividend Rate for a 28-day Dividend Period or a designated Special Dividend Period, if any, not in excess of any applicable Maximum Dividend Rate.

   (c) Subject to the condition set forth in the next sentence, holders of Series D Preferred Shares that fail on a Remarketing Date to elect to tender or hold such shares will be deemed to have elected to continue to hold such shares for the next applicable Dividend Period. If, on a Remarketing Date, the current Dividend Period is a Special Dividend Period of more than 90 days, or the succeeding Dividend Period has been designated by the Board of Directors as a Special Dividend Period of more than 90 days, then holders of such shares that fail to tender or hold such shares will be deemed to have elected to tender such shares.

4. DETERMINATION OF APPLICABLE DIVIDEND RATES

   (a) By 3:00 p.m., New York City time, on each Remarketing Date, the Remarketing Agent shall determine the Applicable Dividend Rate to the nearest one-thousandth (0.001) of one percent per annum for the next Dividend Period. The Applicable Dividend Rate for each such Dividend Period, except as otherwise required herein, shall be the dividend rate per annum which the Remarketing Agent determines, in its sole judgment, to be the lowest rate that will enable it to remarket on behalf of the Holders thereof the Series D Preferred Shares in such Remarketing and tendered to it on such Remarketing Date at a price of $50,000 per share.

   (b) If no Applicable Dividend Rate shall have been established on a Remarketing Date in a Remarketing for the next Dividend Period, for any reason (other than because there is no Remarketing Agent or the Remarketing Agent is not required to conduct a Remarketing pursuant to the terms of the Remarketing Agreement), then the Remarketing Agent, in its sole discretion, shall, if necessary and except during a Non-Payment Period, after taking into account market conditions as reflected in the prevailing yields on fixed and variable rate taxable and tax-exempt debt securities and the prevailing dividend yields of fixed and variable rate preferred stock, determine such Applicable Dividend Rate which will be the rate per annum that would be the initial dividend rate fixed in an offering on such Remarketing Date, assuming in each case a comparable dividend period, issuer and security. If there is no Remarketing because there is no Remarketing Agent or the Remarketing Agent is not required to conduct a Remarketing pursuant to the Remarketing Agreement, then, except during a Non-Payment Period, the Applicable Dividend Rate for for the subsequent Dividend Period and for each subsequent Dividend Period for which no Remarketing takes place because of the foregoing shall be the applicable Maximum Dividend Rate and the next succeeding Dividend Period shall be a Seven-day Dividend Period.

   (c) In determining such Applicable Dividend Rate, the Remarketing Agent shall, after taking into account market conditions as reflected in the prevailing yields on fixed and variable rate taxable and tax-exempt debt securities and the prevailing dividend yields of fixed and variable rate preferred stocks determined for the purpose of providing non-binding indications of the Applicable Dividend Rate to Holders and potential purchasers of Series D Preferred Shares, (i) consider the number of Series D Preferred Shares tendered and the number of Series D Preferred Shares potential purchasers are willing to purchase, and (ii) contact by telephone or otherwise current and potential Holders of Series D Preferred Shares to ascertain the dividend rates at which they would be willing to hold Series D Preferred Shares.

   (d) The Applicable Dividend Rate shall be determined as aforesaid by the Remarketing Agent in its sole discretion (except as otherwise provided in this Statement with respect to an Applicable Dividend Rate that shall be the Non-Payment Period Rate or the Maximum Dividend Rate) and shall be conclusive and binding on Holders.

   (e) Except during a Non-Payment Period, the Applicable Dividend Rate for any Dividend Period shall not be more than the applicable Maximum Dividend Rate.

5. ALLOCATION OF SHARES: FAILURE TO REMARKET AT $50,000 PER SHARE

   (a) If the Remarketing Agent is unable to remarket by 1:00 p.m., New York City time, on a Settlement Date all Series D Preferred Shares tendered to it in the related Remarketing at a price of $50,000 per share, (i) each Holder that tendered or was deemed to have tendered Series D Preferred Shares for sale shall sell a number of Series D Preferred Shares on a pro rata basis, to the extent practicable, or by lot, as determined by the Remarketing Agent in its sole discretion, based upon the number of orders to purchase Series D Preferred Shares in such Remarketing, and (ii) the Dividend Period will be a Seven-day Dividend Period and the Applicable Dividend Rate for such Dividend Period shall be the Maximum Dividend Rate for a Seven-day Dividend Period.

   (b) If the allocation procedures described above would result in the sale of a fraction of a Series D Preferred Share, the Remarketing Agent shall, in its sole discretion, round up or down the number of Series D Preferred Shares sold by each Holder on the applicable Settlement Date so that each share sold by a Holder shall be a whole Series D Preferred Share, and the total number of shares sold equals the total number of shares purchased on such Settlement Date.

6. NOTIFICATION OF RESULTS; SETTLEMENT

   (a) Subject to a failure to remarket as described in Part II, Section 5 of this Statement, by telephone at approximately 3:30 p.m., New York City time, on each Remarketing Date, the Remarketing Agent shall advise each Holder of tendered shares and each purchaser thereof (or the Agent Member thereof who in turn will advise such Holder or purchaser) (i) of the number of shares such Holder or purchaser is to sell or purchase and (ii) to give instructions to its Agent Member to deliver such shares against payment therefor or to pay the purchase price against delivery as appropriate. The Remarketing Agent will also advise each Holder or purchaser that is to continue to hold, or to purchase, shares with a Dividend Period beginning on such Settlement Date of the Applicable Dividend Rate for such shares.

   (b) In accordance with the Securities Depository's normal procedures, on the Settlement Date, the transactions described above with respect to each Series D Preferred Share shall be executed through the Securities Depository, if the Securities Depository or its nominee holds or is to hold the certificate relating to the shares to be purchased, and the accounts of the respective Agent Members of the Securities Depository shall be debited and credited and shares delivered by book entry as necessary to effect the purchases and sales of Series D Preferred Shares in the related Remarketing. Purchasers of Series D Preferred Shares shall make payment to the Paying Agent in same-day funds against delivery to other purchasers or their nominees of one or more certificates representing Series D Preferred Shares, or, if the Securities Depository or its nominee holds or is to hold the certificate relating to the shares to be purchased, through their Agent Members in same-day funds to the Securities Depository against delivery by book entry of Series D Preferred Shares through their Agent Members. The Securities Depository shall make payment in accordance with its normal procedures. If the certificate for Series D Preferred Shares is not held by the Securities Depository or its nominee, payment with respect to such shares will be made in same-day funds to the Paying Agent against delivery of certificates for such shares. As long as the Securities Depository or its nominee holds the certificate representing the Series D Preferred Shares, no share certificates will need to be delivered by any selling Holder to reflect any transfer of Series D Preferred Shares effected in a Remarketing.

   (c) If any Holder selling Series D Preferred Shares in a Remarketing fails to deliver such shares, the Agent Member of such selling Holder and of any other person that was to have purchased Series D Preferred Shares in such Remarketing may deliver to any such other person a number of whole Series D Preferred Shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of Series D Preferred Shares to be so delivered shall be determined by such Agent Member. Delivery of such lesser number of Series D Preferred Shares shall constitute good delivery.

   (d) The Remarketing Agent, the Paying Agent and the Securities Depository each will use its reasonable commercial efforts to meet the timing requirements set forth in paragraphs (a) and (b) above; provided that, in the event that there is a delay in the occurrence of any delivery or other event connected with a Remarketing, the Remarketing Agent, the Paying Agent and the Securities Depository each will use its reasonable commercial efforts to accommodate such delay in furtherance of the Remarketing.

   (e) Notwithstanding any of the foregoing provisions of this Section 6, the Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing, provided any such modification does not adversely affect the Holders of Series D Preferred Shares or the Corporation.

7. PURCHASE OF PREFERRED SHARES BY REMARKETING AGENT

   The Remarketing Agent may purchase for its own account Series D Preferred Shares in a Remarketing, provided that it purchases all tendered (or deemed tendered) Series D Preferred Shares not sold in such Remarketing to other purchasers and that the Applicable Dividend Rate established with respect to such shares in such Remarketing is no higher than the Applicable Dividend Rate that would have been established if the Remarketing Agent had not purchased such shares. Except as provided in the previous sentence, the Remarketing Agent shall not be obligated to purchase any Series D Preferred Shares that would otherwise remain unsold in a Remarketing. If the Remarketing Agent owns any Series D Preferred Shares subject to a Remarketing immediately prior to such Remarketing and if all Series D Preferred Shares tendered for sale by other owners have been sold in such Remarketing, then the Remarketing Agent may sell such number of its shares in such Remarketing as there are outstanding orders to purchase that have not been filled by shares tendered for sale by other Holders. Neither the Corporation, the Paying Agent nor the Remarketing Agent shall be obligated in any case to provide funds to make payment to a Holder upon such Holder's tender of its Series D Preferred Shares in a Remarketing.

8. APPLICABLE DIVIDEND RATE DURING A NON-PAYMENT PERIOD

   So long as a Non-Payment Period shall continue, paragraphs 1, 2, 3, 4, 5, 6 and 7 of this Part II shall not be applicable to any of the Series D Preferred Shares and the Series D Preferred Shares shall not be subject to Tender and Dividend Reset and the Applicable Dividend Rate shall be the Non-Payment Period Rate.

9. TRANSFERS

   Unless the Corporation has elected, during a Non-Payment Period, to waive this requirement, ownership of Series D Preferred Shares will be maintained in book entry form by the Securities Depository, for the account of an Agent Member designated by each purchaser of Series D Preferred Shares to the Remarketing Agent. Such Agent Member, in turn, shall maintain records of such purchaser's beneficial ownership. Furthermore, unless the Corporation shall have elected, during a Non-Payment Period, to waive this requirement, a Beneficial Owner may sell, transfer or otherwise dispose of any Series D Preferred Shares held by it only pursuant to orders placed in a Remarketing or, in the case of any transfer other than pursuant to a Remarketing, if such Beneficial Owner or its Agent Member advises the Remarketing Agent of such transfer and the Remarketing Agent is provided such information about the new Beneficial Owner as may be required by the Paying Agent.

10.  MISCELLANEOUS

   To the extent permitted by applicable law, the Board of Directors of the Corporation may interpret or adjust the provisions hereof to resolve any inconsistency or ambiguity, or to remedy any formal defect.

11.  SECURITIES DEPOSITORY; STOCK CERTIFICATES

   (a) If there is a Securities Depository, one certificate for all of the Series D Preferred Shares shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Such certificate shall bear a legend to the effect that such certificate is issued subject to the provisions contained in this Statement. Unless the Corporation shall have elected, during a Non-Payment Period, to waive this requirement, the Corporation will also issue stop-transfer instructions to the Paying Agent for the Series D Preferred Shares. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the only holder of certificates representing Series D Preferred Shares, and no Holder shall receive certificates representing its ownership interest in such shares.

   (b) If the Applicable Dividend Rate shall be the Non-Payment Period Rate or there is no Securities Depository, the Corporation may at its option issue one or more new certificates with respect to Series D Preferred Shares (without the legend referred to in paragraph 11(a) of this Part II) registered in the names of the Holders or their nominees and rescind the stop-transfer instructions referred to in paragraph 11(a) of this Part II with respect to such shares.

IN WITNESS WHEREOF, DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. has caused these presents to be signed in its name and on its behalf by its ________________________ [officer title], and attested by its Secretary, and the said officers of the Corporation further acknowledged said instrument to be the corporate act of the Corporation, and stated under the penalties of perjury that to the best of their knowledge, information and belief the matters and facts therein set forth with respect to approval are true in all material respects, all on _____________, 2006.

                                    DELAWARE INVESTMENTS MINNESOTA
                                    MUNICIPAL INCOME FUND II, INC.

                                    By: ___________________________

                                    Name: _________________________

                                    Title: ________________________





ATTEST:

_________________________________________

Secretary

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
          DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.


                             DATED OCTOBER 31, 2005


               ACQUISITIONS OF SUBSTANTIALLY ALL OF THE ASSETS OF
    DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC. (ASE: VMN) AND DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC. (ASE: VYM)

                       BY, AND IN EXCHANGE FOR SHARES OF,
    DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. (ASE: VMM)


         This Statement of Additional Information ("SAI") specifically relates to the proposed acquisitions of substantially all of the assets of Delaware Investments Minnesota Municipal Income Fund, Inc. ("Minnesota I") and Delaware Investments Minnesota Municipal Income Fund III, Inc. ("Minnesota III" and, together with Minnesota I, the "Acquired Funds") in exchange solely for shares of Delaware Investments Minnesota Municipal Income Fund II, Inc. ("Acquiring Fund").

         This SAI incorporates by reference the respective Annual Reports of the Acquired Funds and the Acquiring Fund (collectively, the "Funds") for the fiscal year ended March 31, 2005, as previously filed via EDGAR on June 7, 2005 [Accession No. 0000950116-05-002114], and is legally considered to be a part of this SAI.

         This SAI is not a Prospectus; you should read this SAI in conjunction with the Proxy Statement/Prospectus dated October 31, 2005, relating to the above-referenced transaction. You can request a copy of the Proxy Statement/Prospectus by calling 1-800-523-1918 or by writing to Delaware Investments Minnesota Municipal Income Fund II, Inc., Account Services, 2005 Market Street, Philadelphia, PA 19103.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Table of Contents.............................................................i

Investment Considerations.....................................................1

         Investment Policies..................................................1

         Portfolio Turnover...................................................7

         Additional Risk Factors..............................................8

         Minnesota Economic Factors..........................................10

Management Of The Funds......................................................15

         Directors and Officers..............................................15

Codes of Ethics..............................................................21

Proxy Voting Policies and Procedures.........................................21

Independent Auditor and Legal Counsel........................................23

         Independent Registered Public Accounting Firm.......................23

         Legal Counsel.......................................................23

Portfolio Transactions.......................................................23

Taxes........................................................................24

         Federal Tax.........................................................24

         Minnesota State Tax.................................................26

Financial Statements.........................................................27

                            INVESTMENT CONSIDERATIONS

         The following section contains further information about the Funds' investments. Capitalized terms not defined in this SAI shall have the definitions given them in the Proxy Statement/Prospectus.

         INVESTMENT POLICIES

         MUNICIPAL OBLIGATIONS

         Municipal Obligations may be issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.

         The two principal classifications of Municipal Obligations are "general obligation" and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source; accordingly, the timely payment of principal and interest in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Industrial development, private activity and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending upon numerous factors.

         Also included within the general category of Municipal Obligations are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. Each Fund will seek to minimize these risks by not investing more than 5% of its total investment assets in lease obligations that contain "non-appropriation" clauses, and by only investing in those "non-appropriation" lease obligations where (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality; (b) the lease payments will commence amortization of principal at an early date, resulting in an average life of seven years for the lease obligation; (c) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated; (d) the lease obligor has maintained good market acceptability in the past; (e) the investment is of a size that will be attractive to institutional investors; and (f) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event that foreclosure on the underlying equipment were ever required. Each Fund has not imposed any percentage limitations with respect to its investment in lease obligations not subject to the "non-appropriation" risk, except to the extent such obligations are illiquid, as discussed in the following paragraph.

         Lease obligations held by the Funds will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by each Fund's Board of Directors. Determinations concerning the liquidity of a municipal lease obligation will be based on all relevant factors, including (a) the frequency of trades and quotes for the obligations; (b) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (c) the willingness of dealers to undertake to make a market in the securities; and (d) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. In no event will such obligations be considered liquid unless they are sold in a public offering and are rated BBB or better by S&P or Baa or better by Moody's. The lack of an established trading market for lease obligations may make the determination of the fair market value of such securities more difficult.

         Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. As used in the Proxy Statement/Prospectus and in this SAI, the term Municipal Obligations also includes obligations, such as tax-exempt notes, municipal commercial paper and municipal lease obligations, having relatively short-term maturities, although each Fund generally intends to emphasize investments in Municipal Obligations with long-term maturities.

         The yields on Municipal Obligations are dependent upon a variety of factors, including the condition of the market in general and the Municipal Obligations market in particular, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of those Municipal Obligations that they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Generally, a rise in interest rates will result in a decrease in a Fund's net asset value per share, while a drop in interest rates will result in an increase in a Fund's net asset value per share.

         Although Municipal Obligations in which a Fund may invest will be, at the time of investment, rated investment grade or determined by the investment adviser to be of comparable quality, Municipal Obligations, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of Municipal Obligations to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Fund and in a decrease in the net asset value of such Fund.

         Municipal Obligations are also subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by the United State Congress or a state's legislature extending time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of the Municipal Obligations may be materially affected.

         From time to time, legislation has been introduced in the United States Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Municipal Obligations, some of which have been enacted. Additional proposals may be introduced in the future that, if enacted, could affect the availability of Municipal Obligations for investment by a Fund and the value of such Fund's portfolio. In such event, management of the Fund may reevaluate the Fund's investment objective and policies.

         The Municipal Obligations market is rapidly evolving; types of Municipal Obligations other than those described above can be expected to be developed and marketed from time to time. Consistent with its investment limitations, each Fund expects to invest in those new types of Municipal Obligations that the investment adviser believes may assist the Fund in achieving its investment objective. Each Fund will notify shareholders to the extent that it intends to invest more than 15% of its net assets in such obligations.

         SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN MINNESOTA MUNICIPAL OBLIGATIONS

         As described in the Proxy Statement/Prospectus, except to the extent the Funds invest in temporary investments, the Funds will invest substantially all of their assets in Minnesota Municipal Obligations. Each Fund is, therefore, susceptible to political, economic or regulatory factors affecting issuers of Minnesota Municipal Obligations. The financial condition of the State of Minnesota, its public authorities and local governments could affect the market values and marketability, and therefore the net asset value per share and the interest income, of the Funds or result in the default of existing obligations, including obligations that may be held by a Fund. Further, the State of Minnesota may face numerous forms of litigation seeking significant damages that, if awarded, may adversely affect the financial situation of the state or issuers located in the state. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the State of Minnesota, and there is no obligation on the part of the state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the state.

         Bond ratings received on Minnesota's general obligation bonds are discussed below and under "Investment Considerations -- Minnesota Economic Factors -- Ratings." S&P, Moody's and Fitch Ratings provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. The ratings are based on several factors, in varying degrees, including the following considerations:

         1. Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

         2. Nature and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement(s) under the laws of bankruptcy and other laws affecting creditors' rights

         A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same.

         The information contained above and in the section below entitled "Investment Considerations -- Minnesota Economic Factors" of this SAI is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the information. It is based in part on information obtained from various state or local agencies in Minnesota or contained in Official Statements for Minnesota General Obligation Bonds ("Official Statements"). The Funds make no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of a Fund may fluctuate due to factors such as changes in interest rates, matters affecting the state or for other reasons.

         HEDGING

         Although in normal circumstances each Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations, each Fund may attempt to hedge its investment portfolio against market risk (including interest rate risk) by engaging in various hedging transactions. In particular, the Funds may purchase and sell futures contracts, enter into various interest rate transactions, and may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities and futures contracts (collectively, "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of a Fund's portfolio resulting from trends in the debt securities markets, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, to manage the effective dollar-weighted average duration of a Fund's portfolio or for other risk management purposes. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Hedging Transaction is a function of market conditions. The Hedging Transactions that the Funds may use are described below. The ability of each Fund to hedge successfully will depend upon the investment adviser's ability to predict pertinent market movements, which cannot be assured.

         Interest Rate Transactions Among the Hedging Transactions into which each Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment. Each Fund will not sell interest rate caps or floors on securities that it does not own. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         Each Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into an interest rate swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. To the extent a Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Funds. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The aggregate purchase price of caps and floors held by a Fund may not exceed 5% of the Fund's assets. Each Fund may sell (i.e., write) caps and floors without limitation, subject to the segregated asset requirement described above.

         Futures Contracts Each Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices of prices thereof, other financial indices and U.S. Government debt securities to hedge against a decline in the value of its portfolio securities that might result from a change in interest rates. A Fund will engage in such transactions for bona fide hedging, risk management (including duration management) and other portfolio management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission.

         In connection with transactions in futures contracts and writing related options, each Fund will be required to deposit as "initial margin" a specified amount of cash or short-term, U.S. government securities. The initial margin required for a futures contract is set by the exchange on which the contract is traded. It is expected that the initial margin would be approximately 1/2% to 5% of a contract's face value. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the futures commission merchant to reflect changes in the value of the futures contract. No Fund will purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on that Fund's existing futures and related options positions and premiums paid for options or futures contracts entered into for other than bona fide hedging purposes would exceed 5% of such Fund's assets.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled through offsetting before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

         Calls on Securities and Futures In order to reduce fluctuations in net asset value, a Fund may sell or purchase call options ("calls") on Municipal Obligations that are traded on U.S. securities exchanges and in the over-the-counter markets and related futures on such securities. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security or futures contracts at the exercise price at any time or at a specified time during the option period. All such calls sold by a Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call). Calls on futures on Municipal Obligations must also be covered by deliverable securities or by liquid assets segregated to satisfy the futures contract. A call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or futures contract and may require the Fund to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives a Fund the right to buy a security or futures contract at a fixed price.

         A Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. A Fund may liquidate such a position by effecting a closing transaction, although there is no guarantee that a Fund will be able to enter into a closing transaction.

         Puts on Securities and Futures Each Fund may purchase put options ("puts") that relate to Municipal Obligations (whether or not it holds such securities in its portfolio) or futures on such securities. Each Fund may also write put options on a secured basis, which means that the Fund will segregate cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities segregated will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by a Fund. Secured put options will generally be written in circumstances where the investment adviser wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. A Fund may effect closing transactions with respect to put options it previously wrote.

         A Fund will not sell puts if, as a result, more than 50% of such Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the fundamental policies and investment restrictions and the various general investment policies described in the Proxy Statement/Prospectus and this SAI, each Fund will be subject to the following investment restrictions, which are considered to be non-fundamental and may be changed by the Board of Directors of such Fund without shareholder approval.

         (1) Each Fund may not borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets, including the amount borrowed. No purchases of investment securities will be made while any such borrowings exceed 5% of a Fund's total assets.

         (2) Each Fund shall not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure borrowings permitted by restriction (1) above (collateral arrangements with respect to margin for future contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction).

         (3) Each Fund shall not issue senior securities, as defined in the 1940 Act, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under the restriction (2) above. Each Fund's collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral requirements with respect to initial and variation margin are not considered by each Fund's Board of Directors to be the issuance of a senior security. Similarly, each Fund's obligations under interest rate swaps, caps and floors, when-issued and forward commitment transactions and similar transactions are not considered by the Fund's Board of

                  Directors to be the issuance of a senior security if covering assets are appropriately segregated.

         (4)      Each Fund shall not make short sales of securities.

         (5) Each Fund shall not invest for the purpose of exercising control over management of any company.

         (6) Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund is valuing the investment.

         PORTFOLIO TURNOVER

         Portfolio trading will be undertaken principally to accomplish each Fund's objective in relation to anticipated movements in the general level of interest rates. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect the transaction costs of a Fund and taxes paid by such Fund's shareholders. A turnover rate of 100% or more could occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, a Fund may hold securities for any period of time. A Fund's portfolio turnover will be increased if that Fund writes a large number of call options which are subsequently exercised. To the extent a Fund realizes gain on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Fund at ordinary income tax rates.

         The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The portfolio turnover rates for each Fund for the past two fiscal years ending March 31 were as follows:


------------------------------------------------------------------------ --------------------- ----------------------
FUND                                                                             2005                  2004
------------------------------------------------------------------------ --------------------- ----------------------
Delaware Investments Minnesota Municipal Income Fund, Inc.                       12%                    50%
------------------------------------------------------------------------ --------------------- ----------------------
Delaware Investments Minnesota Municipal Income Fund II, Inc.                    15%                    34%
------------------------------------------------------------------------ --------------------- ----------------------
Delaware Investments Minnesota Municipal Income Fund III, Inc.                   12%                    41%
------------------------------------------------------------------------ --------------------- ----------------------

         ADDITIONAL RISK FACTORS

         RISKS OF FUTURES

         General Risks There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the financial instruments included in the applicable index.

         Although each Fund believes that the use of futures contracts and options thereon will benefit it, if the investment adviser's judgment about the general direction of securities prices or interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon at all. Successful use of futures contracts by a Fund is subject to the ability of the investment adviser to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, that Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Liquidity of Futures Contracts A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by that Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to a Fund, and that Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         RISKS OF OPTIONS

         The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of a Fund's portfolio assets. By writing a call option, such Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but such Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the investment adviser deems it desirable to do so. Although a Fund will enter into an option position only if the investment adviser believes that a liquid secondary market exists for such option, there is no assurance that such Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

         A Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by the investment adviser, which could prove to be inaccurate. Even if the expectations of the investment adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option. The writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is "covered" by segregated cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange;
(v) the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options on that national securities exchange that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.

         The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, such Funds will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Funds may purchase call options to hedge against an increase in the price of securities that such Funds anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

         Options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Funds to dispose of options they have purchased or terminate their obligations under an option they have written at a time when the investment adviser believes it would be advantageous to do so. Accordingly, OTC options are subject to each Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the counterparty to an OTC option, a Fund could experience a loss of all or part of the value of the option. DMC anticipates that options on Municipal Obligations will consist primarily of OTC options.

         MINNESOTA ECONOMIC FACTORS

         Each Fund is susceptible to political, economic or regulatory factors affecting issuers of Minnesota Municipal Obligations. These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of natural disasters, or other economic or credit factors affecting the state generally or any individual locality (which may directly or indirectly affect the state as a whole). The information provided below is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state or local agencies in Minnesota or contained in Official Statements.

         ECONOMIC OUTLOOK

         According to the February 2005 Economic Forecast (the "February outlook") of the Minnesota State Department of Finance (the "Finance Department"), 2004 was the Minnesota economy's best since 2000. However, the state's expansion was not as robust as nationwide. Jobs increased by 0.7 percent, less than the 1.0 percent experienced nationally. And wage income rose
4.1 percent, compared to 4.7 percent for the U.S. Both the Minnesota and national labor markets were soft, but Minnesota's was much more volatile with seasonally adjusted monthly job gains sometimes offset by subsequent losses. By year's end, the U.S. jobs market was gaining momentum while Minnesota's languished. The last time Minnesota wage income lagged significantly behind the U.S. was in 1998.

         Payroll employment in 2004 grew by 23,000 jobs, but just 5000 of those jobs were added in the last 8 months of the year. Between May and December payroll employment in Minnesota grew by just 0.2 percent, while nationally employment grew by 0.8 percent. If Minnesota employment had grown as rapidly as the national average the state would have 20,000 more jobs at the start of 2005 than it does. During November and December employment actually declined in Minnesota. Nationally, it grew by 0.1 percent. Despite the unstable job market, the February outlook noted that other indicators suggest the state's modest expansion will continue.

         In addition to increases in employment, Minnesota's February outlook also assumed real or inflation adjusted wage income per job would rise throughout the forecast horizon, with increases accelerating in some industries. Ordinarily, that can happen only with productivity improvements economists are largely unable to predict. The general consensus, shared by Global Insight, Inc. (an independent forecasting service that provides data to the Finance Department for forecasting purposes) is that economy-wide productivity growth would continue, though slowing from rates experienced during the past several years.

         According to the August 2005 Minnesota Employment Review (issued by the Minnesota Department of Employment and Economic Development), the Minnesota Labor Market Index, after having lost ground during the two previous months, shot up in June, jumping 1.1 percent to 133.2. June's growth pushed the index to its highest level since May 2001. A sharp increase in seasonally adjusted wage and salary employment combined with a sharp drop in adjusted initial claims for unemployment benefits spurred the index upwards despite a decline in adjusted average weekly manufacturing hours. Minnesota's index has increased 1.5 percent over the first half of 2005, which is a modestly better than the 1.3 percent gain recorded by the U.S. index over the same time period.

         Seasonally adjusted wage and salary employment increased 0.4 percent in June, adding 9,900 jobs. June's payroll expansion was the second best monthly spurt since the 2001 recession, exceeded only by job growth in April 2004. The only two supersectors to lose jobs in June were Other Services and Construction. Government, professional and business services, and educational and health services added the most new positions. June's employment growth pushed the state's adjusted wage and salary employment above the March 2001 peak employment level.

         Another measure of the vitality of the state's economy is its unemployment rate. During 2003 and 2004, the state's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.9 percent in

2003, as compared to the national average of 6.0 percent. In 2004, Minnesota's unemployment rate averaged 4.7 percent, as compared to the national average of
5.6 percent. The seasonally adjusted unemployment rate for August 2005 was 3.7 percent. While this rate remains well below the national rate of 4.9 percent, the decline from 4.4 percent as recently as March 2005 is due in part to a fairly large drop in the labor force participation rate. This rate had fallen a full percentage point during the prior three months as an estimated 32,400 residents departed the labor force.

         REVENUES AND EXPENDITURES

         Minnesota operates on a two-year budget cycle (a "biennium"). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. State statutes and the Minnesota constitution require a balanced budget. The General Fund is the chief operating fund of the state. It accounts for all financial resources except those required to be accounted for in another fund.

         The assets of the state exceeded liabilities at the fiscal year ended June 30, 2004 by $8.1 billion (presented as net assets). Of this amount, a deficit of $769 million was reported as unrestricted net assets. As of the end of the 2004 fiscal year, the state's governmental funds reported combined ending fund balances of $2.996 billion, a decrease of $855 million in compared with the prior year.

         At the end of the 2004 fiscal year, the unreserved fund balance of the General Fund was a deficit $448 million, an increase of $558 million in comparison with the prior year. This improvement was a primarily a result of three factors. First, a one-time transfer of $1.029 billion was made to the General Fund to eliminate the Medical Education and Research and Tobacco Use Prevention funds. Second, revenues increased by $734 million primarily as a result of an increase in sales and income tax receipts due to a rebounding national economy. Third, expenditures decreased by $706 million due to actions taken by the 2003 legislature to limit state spending as a response to forecasted budget deficits.

         In its February outlook, the Finance Department forecast a $175 million budget balance for 2005. General Fund revenues for the 2006-07 biennium were forecasted in February to total $29.711 billion, with a projected budget shortfall of $466 million. Revenues were projected in February to exceed current law expenditures in fiscal year 2008 by $134 million and by $570 million in fiscal year 2009.

         The planning estimates do not include general inflation. The February outlook projected general inflation to average just under 1.7 percent per year in fiscal year 2006-07. Adjusting spending for that level of inflation would add approximately $700 million to spending. Inflation for 2008-09 is expected to average 2.1 percent. Uniformly adjusting spending for inflation would add about $2 billion to the expenditure projections for fiscal year 2008-09. The inflation estimate, however, could overstate fiscal year 2008-09 spending pressures since it compounds inflationary costs over four years. It also does not make allowance for the adoption of the 2006-07 budget.

         According to the Finance Department's July 2005 Economic Update, Minnesota's net General Fund receipts in fiscal year 2005 were estimated to total $14.248 billion, $286 million (2.0 percent) more than in the February outlook. That reported variance is the difference between actual receipts and the February outlook, not a new forecast. No adjustments have been made for changes in the economic outlook or expected changes in revenues due to court rulings, such as the recent Hutchinson Technology decision discussed below. Those changes are recognized only at the time of a forecast.

         More than 90 percent of the additional revenue came from the individual income tax and the corporate income tax. Almost all additional individual income tax revenue came from higher than projected final payments for tax year 2004. Payments accompanying tax year 2004 returns, including payments accompanying extensions, were $199 million more than anticipated. That gain was partially offset by income tax refunds which exceeded forecast by $41 million. Individual income tax withholding for tax year 2005 was (as of the July 2005 Economic Update) $9 million (0.2 percent) below forecast. Corporate income tax payments were greater than forecast, while corporate refunds were less than forecast. As with the individual income tax much of the corporate variance reflects economic conditions in tax year 2004. Estimated corporate tax payments for the current year remained close to forecast. Gross sales tax receipts in Minnesota also continue to track the forecast closely; through June 30 they were $8 million (0.2 percent) above the forecast in the February outlook.

         A complete accounting of fiscal 2005 revenues reflecting the final closing is included in the Finance Department's October 2005 Economic Update. It reflects actual fiscal year 2005 revenues of $14.25 billion, $298 million more than forecasted revenues.

         The FY 2006-07 budget authorized $30.574 billion in General Fund spending, $50.122 billion for all state funds. General Fund spending will increase $2.379 billion, 8.4 percent, over the previous biennium. General Fund reserves include a $653 million rainy day fund and a $350 million cash flow account. The enacted budget did not increase general state taxes and is structurally balanced in the FY 2008-09 biennium.

         According to the Finance Department's October 2005 Economic Update, net non-dedicated General Fund revenues totaled $3.444 billion during the first quarter of fiscal 2006, $282 million (8.9 percent) more than end-of-session estimates. Receipts from each of the four major revenue sources exceeded the forecast with corporate income tax receipts $93 million more than projected. Other revenues exceeded the forecast by $137 million. Total receipts were 14.5 percent more than in the first quarter of fiscal 2005.

         Quarterly corporate estimated tax payments were $91 million above forecast. Corporate tax managers appear to have increased estimated tax payments in the most recent quarter to reflect a stronger outlook for corporate profits. Corporate estimated payments for the most recent quarter were 16 percent above those in the prior quarter, and 38 percent above those a year ago. The positive variance in other revenues is largely attributable to estate tax receipts where a large return helped produce a positive variance of $117 million.

         Notwithstanding the positive results so far this fiscal year, Global Insight, Inc. notes that the economic effects of hurricanes Katrina and Rita on the national and state economies remains uncertain.

         LEGISLATION/LITIGATION

         At any given time there may be numerous civil actions pending against the state of Minnesota which could, if determined adversely to the state, affect the state's expenditures and, in some cases, its revenues.

         Hutchinson Technology Litigation According to the Finance Department, the June 2005 Minnesota Supreme Court decision in Hutchinson Technology v. Commissioner of Revenue, will have a material impact on Minnesota's corporate franchise tax revenues. While much of the revenue loss is expected to be through increased refunds and audit revenues foregone for tax years already completed, prospective receipts will also be lower since corporate taxable income in Minnesota will be reduced for firms benefiting from the Court's interpretation of current tax law.

         The Hutchinson decision covered three separate decisions made by the Minnesota Tax Court. All affect the tax liabilities of firms with subsidiaries located out of state and taxed on a unitary, or combined, basis. Two of the decisions expand the use of the dividend received deduction; the third broadens the definition of what constitutes a permissible fee in the foreign royalty subtraction. In each instance corporate franchise tax receipts are reduced. Under current law, 80 percent of dividends received by parent companies from their foreign subsidiaries may be excluded from state taxation and only 20 percent of foreign royalty income received by a corporation is subject to tax.

         While a small amount of refunds was paid in fiscal 2005, the bulk of the costs are expected to fall in the current biennium after refund claims by firms eligible for the expanded use of the dividend received deduction or the royalty subtraction are filed and processed. Preliminary estimates by the Finance Department indicate that these retrospective liabilities could total as much as $200 million in the current biennium, with some additional liabilities also being paid in the 2008-09 biennium. The Finance Department also estimates that the Court's decision will reduce future corporate franchise tax payments by about $100 million in the 2006-07 biennium and in all future biennia. November's revenue forecast will be adjusted to reflect both the additional expected refunds and the prospective revenue losses. Net corporate franchise tax receipts in Minnesota were projected to be $1.469 billion in the 2006-07 biennium in the February outlook.

         Tobacco Settlement On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in a new revenue stream for the state. A small portion of the settlement ($202 million) was dedicated by the courts for specific purposes and will not be a part of the state's general revenues. A larger portion of the settlement (the one-time payments) was dedicated by the Governor and the legislature to be placed into endowments for specific purposes. The balance (the annual payments) will be deposited into the state's General Fund. After recent law changes, appropriations may still be issued for medical education and tobacco use prevention, but the state may use endowment balances if necessary to meet short-term cash flow needs.

         DEBT MANAGEMENT

         The Minnesota Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature, or for appropriations or loans to state agencies or political subdivisions for this purpose, as the Legislature by a three-fifths vote of both the House of Representatives and the Senate may direct, and to finance the development of the agricultural resources of the state by extending credit on real estate security and to finance the promotion of forestation, as the Legislature may direct. All such debt is to be evidenced by the issuance of state bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the state are irrevocably pledged. Public debt is defined to include any obligation payable directly, in whole or in part, from a tax of statewide application on any class of property, income, transaction or privilege, but does not include any obligation which is payable from revenues other than taxes. The Minnesota Constitution places no limitation on the amount or interest rate of bonds that may be authorized for these and certain other purposes. The Minnesota Constitution also authorizes the Legislature to provide by law for the issuance of state general obligation bonds to finance the construction of improvements to and maintenance of the Trunk Highway System, and to refund outstanding bonds of the State.

         The state's Debt Management Policy has three goals. They are:

         o  Maintain/Regain Aaa/AAA bond ratings;

         o  Minimize state borrowing costs; and

         o  Provide a reasonable financing capacity within a prudent debt limit.

         The Debt Management Policy has five guidelines. They are:

         o The General Fund appropriation for debt service shall not exceed 3.0 percent of non-dedicated revenues. This ratio is estimated to have been 2.06 percent as of June 30, 2005.

         o General obligation debt shall not exceed 2.5 percent of state personal income. This ratio is estimated to have been 1.9 percent as of June 30, 2005.

         o State agency debt shall not exceed 3.5 percent of state personal income. This ratio is estimated to have been 3.0 percent as of June 30, 2005.

         o The total amount of state general obligation debt, moral obligation debt, state bond guarantees, equipment capital leases, and real estate leases are not to exceed 5.0 percent of state personal income. As of the end of the 2003 fiscal year this ratio was 3.03 percent.

         o 40 percent of general obligation debt shall be due within five years and 70 percent within ten years. As of June 30, 2005, 70.3 percent of the state's general obligation bonds were scheduled to mature within ten years and 40.1 percent were scheduled to mature within five years.

         Total outstanding general obligation debt as of October 1, 2005 totaled $3,633,275 billion. The state has authorized and unissued general obligation bonds totaling $1,043,385.6 billion.

         RATINGS

         The state receives credit rating on its general obligation bonds from three credit rating agencies. As of October 1, 2005, Minnesota general obligation bonds were rated AAA by Fitch Ratings, Aa1 by Moody's and AAA by S&P. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.

                             MANAGEMENT OF THE FUNDS

         DIRECTORS AND OFFICERS

         The names, addresses, principal occupations and other affiliations of the directors and officers of the Funds are given below:

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
                                                                                        Number of
                                                                                      Portfolios in       Other
                             Position(s)                            Principal         Fund Complex    Directorships
Name, Address and             Held with      Length of Time    Occupation(s) During    Overseen By       Held By
Birthdate                      Fund(s)           Served            Past 5 Years         Director        Director
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
INTERESTED DIRECTOR
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

JUDE T. DRISCOLL(1)        Chairman,            5 Years -     Since August 2000,           86             None
2005 Market Street         President,           Executive     Mr. Driscoll has
Philadelphia, PA           Chief                Officer       served in various
19103                      Executive                          executive capacities
                           Officer and                        at different times at
March 10, 1963             Director                           Delaware
                                                              Investments(2)

                                                2 Years -     Senior Vice
                                                Director      President, and
                                                              Director of Fixed
                                                              Income Process -
                                                              Conseco Capital
                                                              Management (June 1998
                                                              - August 2000)

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
                                                                                        Number of
                                                                                      Portfolios in       Other
                             Position(s)                            Principal         Fund Complex    Directorships
Name, Address and             Held with      Length of Time    Occupation(s) During    Overseen By       Held By
Birthdate                      Fund(s)           Served            Past 5 Years         Director        Director
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

THOMAS L. BENNETT          Director              1 Year       Private Investor             86             None
2005 Market Street                                            (March 2004 - Present)
Philadelphia, PA                                              Investment Manager -
19103                                                         Morgan Stanley & Co.
                                                              (January 1984 - March
October 4, 1947                                               2004)

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
JOHN A. FRY                Director             4 Years       President - Franklin         86        Director -
2005 Market Street                                            & Marshall College                     Community
Philadelphia, PA                                              (June 2002 - Present)                  Health Systems
19103                                                         Executive Vice
                                                              President - University
May 28, 1960                                                  of Pennsylvania
                                                              (April 1995 - June
                                                              2002)
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
ANTHONY D. KNERR           Director             15 Years      Founder/Managing             86             None
2005 Market Street                                            Director - Anthony
Philadelphia, PA                                              Knerr & Associates
19103                                                         (Strategic Consulting)
                                                              (1990 - Present)
December 7, 1938

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
LUCINDA S. LANDRETH        Director              1 Year       Chief Investment             86             None
2005 Market Street                                            Officer - Assurant,
Philadelphia, PA                                              Inc. (Insurance)
19103                                                         (2002 - 2004)

June 24, 1947                                                 Chief Investment
                                                              Officer - Fortis,
                                                              Inc. (1997 - 2001)

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
ANN R. LEVEN               Director             16 Years      Treasurer/Chief              86        Director and
2005 Market Street                                            Fiscal Officer -                       Audit
Philadelphia, PA                                              National Gallery of                    Committee
19103                                                         Art (1994 - 1999)                      Member -
                                                                                                     Systemax Inc.
November 1, 1940
                                                                                                     Director and
                                                                                                     Audit
                                                                                                     Committee
                                                                                                     Chairperson -
                                                                                                     Andy Warhol
                                                                                                     Foundation

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
                                                                                        Number of
                                                                                      Portfolios in       Other
                             Position(s)                            Principal         Fund Complex    Directorships
Name, Address and             Held with      Length of Time    Occupation(s) During    Overseen By       Held By
Birthdate                      Fund(s)           Served            Past 5 Years         Director        Director
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
INDEPENDENT DIRECTORS (continued)
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
THOMAS F. MADISON          Director             11 Years      President/Chief              86        Director -
2005 Market Street                                            Executive Officer -                    Banner Health
Philadelphia, PA                                              MLM Partners, Inc.
19103                                                         (Small Business                        Director and
                                                              Investing &                            Audit
February 25, 1936                                             Consulting)                            Committee
                                                              (January 1993 -                        Member -
                                                              Present)                               Digital River
                                                                                                     Inc.

                                                                                                     Director and
                                                                                                     Audit
                                                                                                     Committee
                                                                                                     Member -
                                                                                                     Rimage
                                                                                                     Corporation

                                                                                                     Director and
                                                                                                     Audit
                                                                                                     Committee
                                                                                                     Member -
                                                                                                     CenterPoint
                                                                                                     Energy

                                                                                                     Director -
                                                                                                     Valmont
                                                                                                     Industries,
                                                                                                     Inc.

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
JANET L. YEOMANS           Director             6 Years       Vice                         86             None
2005 Market Street                                            President/Mergers &
Philadelphia, PA                                              Acquisitions - 3M
19103                                                         Corporation (January
                                                              2003 - Present)
July 31, 1948
                                                              Ms. Yeomans has
                                                              held various
                                                              management
                                                              positions at 3M
                                                              Corporation since
                                                              1983




-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
J. RICHARD ZECHER          Director              1 Year       Founder - Investor           86        Director and
2005 Market Street                                            Analytics (Risk                        Audit
Philadelphia, PA                                              Management) (May 1999                  Committee
19103                                                         - Present)                             Member -
                                                                                                     Investor
July 3, 1940                                                                                         Analytics

                                                                                                     Director and
                                                                                                     Audit
                                                                                                     Committee
                                                                                                     Member -
                                                                                                     Oxigene, Inc.

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
                                                                                        Number of
                                                                                      Portfolios in       Other
                             Position(s)                            Principal         Fund Complex    Directorships
Name, Address and             Held with      Length of Time    Occupation(s) During    Overseen By       Held By
Birthdate                      Fund(s)           Served            Past 5 Years         Director        Director
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
---------------------------------------------------------------------------------------------------------------------
OFFICERS
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

MICHAEL P. BISHOF          Senior Vice      Chief Financial   Mr. Bishof has served        N/A           None (3)
2005 Market Street         President and    Officer since     in various executive
Philadelphia, PA           Chief            February 17,      capacities at
19103                      Financial        2005              different times at
                           Officer                            Delaware Investments
August 18, 1962

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

DAVID F. CONNOR            Vice President   Vice President    Mr. Connor has served        N/A           None
2005 Market Street         and Secretary    since September   in various executive
Philadelphia, PA                            21, 2000 and      capacities at
19103                                       Secretary since   different times at
                                            October 25,       Delaware Investments
December 2, 1963                            2005

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

DAVID P. O'CONNOR          Senior Vice      Senior Vice       Mr. O'Connor has served      N/A           None
2005 Market Street         President and    President and     in various executive
Philadelphia, PA           Chief Legal      Chief Legal       capacities at
19103                      Officer          Officer since     different times at
                                            October 25,       Delaware Investments
February 21, 1966                           2005

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
JOHN J. O'CONNOR           Senior Vice      Treasurer since   Mr. O'Connor has             N/A           None (3)
2005 Market Street         President and    February 17,      served in various
Philadelphia, PA           Treasurer        2005              executive capacities
19103                                                         at different times at
                                                              Delaware Investments
June 16, 1957

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

___________________
(1) Mr. Driscoll is considered to be an "Interested Director" because he is an executive officer of the Funds' investment adviser. Mr. Driscoll acquired shares of common stock of Lincoln National Corporation ("LNC"), of which the Funds' investment adviser is a wholly owned subsidiary, in the ordinary course of business during 2004, but those transactions involved less than 1% of the outstanding shares of common stock of LNC.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds' investment adviser and administrator.

(3) Mr. Bishof and Mr. O'Connor also serve in similar capacities for the six portfolios of The Optimum Fund Trust, which have the same investment adviser and administrator as the Funds.

         The following table shows each director's ownership of shares of the Funds and of all other funds in the Delaware Investments Family of Funds (the "Fund Complex") as of December 31, 2004.

--------------------------------------- -------------------------------------- --------------------------------------
                                                                                 Aggregate Dollar Range of Equity
                                                                                   Securities in All Registered
                                              Common Stock of the Funds          Investment Companies Overseen By
           Name of Director                       Beneficially Owned                  Director in Fund Complex
--------------------------------------- -------------------------------------- --------------------------------------
INTERESTED DIRECTOR
---------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll                                        None                               over $100,000
--------------------------------------- -------------------------------------- --------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------- -------------------------------------- --------------------------------------
Thomas L. Bennett                                       None                                   None
--------------------------------------- -------------------------------------- --------------------------------------
John A. Fry                                             None                              over $100,000*
--------------------------------------- -------------------------------------- --------------------------------------
Anthony D. Knerr                                        None                             $10,001 - $50,000
--------------------------------------- -------------------------------------- --------------------------------------
Lucinda S. Landreth                                     None                                   None
--------------------------------------- -------------------------------------- --------------------------------------
Ann R. Leven                                            None                               over $100,000
--------------------------------------- -------------------------------------- --------------------------------------
Thomas F. Madison                                       None                             $10,001 - $50,000
--------------------------------------- -------------------------------------- --------------------------------------
Janet L. Yeomans                                        None                            $50,001 - $100,000
--------------------------------------- -------------------------------------- --------------------------------------
J. Richard Zecher                                       None                                   None
--------------------------------------- -------------------------------------- --------------------------------------

_______________________
* As of May 31, 2005, Mr. Fry held assets in a 529 Plan Account. Under the terms of the 529 Plan, a portion of the assets held in the 529 Plan may be invested in the Delaware Investments Funds. Mr. Fry held no shares of the Delaware Investments Funds outside of the 529 Plan as of May 31, 2005.

         BOARD, SHAREHOLDER AND COMMITTEE MEETINGS

         During the last full fiscal year, each Fund held five Board meetings, four of which were two day meetings and a one day meeting. All of the directors, other than those elected on March 23, 2005, attended at least 75% of those meetings. Directors are encouraged to attend each annual meeting of shareholders either in person or by telephone, if possible. All directors were present at the Funds' annual meeting held on August 17, 2005.

         Each Fund has an Audit Committee for the purpose of meeting, on a regular basis, with the Fund's officers and independent auditors to oversee the quality of financial reporting and the internal controls of each Fund, and for such other purposes as the Board of Directors may from time to time direct. The Audit Committee of each Fund consists of the following four directors appointed by the Board: Thomas F. Madison, Chairperson; Thomas L. Bennett; Janet L. Yeomans; and J. Richard Zecher. Each Audit Committee member is not an "interested person" of the Funds under the 1940 Act, and each meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the "NYSE") and the Exchange. Members of the Audit Committee serve for two year terms or until their successors have been appointed and qualified. The Audit Committee held four meetings for the Funds for the fiscal year ended March 31, 2005. The Board of Directors of each Fund has adopted a written charter for each Fund's Audit Committee.

         Each Fund's Nominating and Corporate Governance Committee (the "Nominating Committee") is comprised of the following three directors appointed by the Board: John A. Fry, Chairperson; Anthony D. Knerr; and Lucinda S. Landreth, all of whom meet the independence requirements set forth in the listing standards of the NYSE and the Exchange and are not "interested persons" under the 1940 Act. The Nominating Committee recommends nominees for independent directors for consideration by the incumbent independent directors of each Fund, and the Nominating Committee recommends nominees for interested directors for consideration by the full Board of each Fund. The Nominating Committee held 13 meetings for the Funds for the fiscal year ended March 31, 2005.

         The Fund's Board of Directors has adopted a formal charter for the Nominating Committee setting forth its responsibilities. A current copy of the Nominating Committee's charter is available on the Funds' website at www.delawareinvestments.com.

         The Nominating Committee will consider shareholder recommendations for nominations to the Board of Directors only in the event that there is a vacancy on the Board of Directors. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to John A. Fry, Chairman of the Nominating Committee, c/o the Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Directors.

         The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Directors and shareholders. In addition, the Nominating Committee may use a search firm to identify candidates for the Board of Directors, if deemed necessary and appropriate to use such a firm. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an independent director for purposes of the 1940 Act and the listing standards of the NYSE and the Exchange.

         The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Funds' long-term shareholders and whose background will complement the experience, skills and diversity of the other directors and add to the overall effectiveness of the Board.

         BOARD COMPENSATION

         Each independent director receives compensation from each Fund of which he/she is a member of the Board of Directors. The interested directors are compensated by the investment adviser and do not receive compensation from the Funds. Each independent director currently receives a total annual retainer fee of $70,000 for serving as a director of all 33 investment companies within the Fund Complex, plus $5,000 per day for each day the Board meets (normally four regular meetings, all of which are two day meetings). Ann R. Leven is the current Coordinating Director for the Funds and receives an additional annual retainer totaling $25,000 with respect to all 33 investment companies within the Fund Complex. Members of the Audit Committee receive additional compensation of $2,500 for each Audit Committee meeting. The chairperson of the Audit Committee receives an additional annual retainer of $10,000. Independent directors who are members of the Nominating Committee receive $1,700 for each committee meeting. In addition, the chairperson of the Nominating Committee receives an annual retainer of $1,500.

         Under the terms of each Fund's retirement plan for directors, each independent director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and has served on the Board of Directors for at least five continuous years, is entitled to receive payments from the Fund Complex for a period of time equal to the lesser of the number of years that the person served as a director or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to directors of the investment companies in the Fund Complex at the time of the person's retirement. If an eligible director of each investment company within the Fund Complex had retired as of March 31, 2005, he or she would have been entitled to annual payments in the amount of $70,000. The following table identifies the amount each director received from each Fund during its last fiscal year and from the Fund Complex as a whole during the twelve months ended March 31, 2005.

----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
                                                                                                               TOTAL
                                                                                                           COMPENSATION
                           DELAWARE        DELAWARE          DELAWARE       PENSION OR                       FROM FUND
                         INVESTMENTS      INVESTMENTS      INVESTMENTS      RETIREMENT                      COMPLEX (86
                          MINNESOTA        MINNESOTA        MINNESOTA        BENEFITS       ESTIMATED      FUNDS) FOR THE
                          MUNICIPAL        MUNICIPAL        MUNICIPAL       ACCRUED AS        ANNUAL         12 MONTHS
                         INCOME FUND,     INCOME FUND      INCOME FUND     PART OF FUND   BENEFITS UPON     ENDED MARCH
                             INC.          II, INC.         III, INC.        EXPENSES       RETIREMENT       31, 2005
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
INTERESTED DIRECTOR
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Jude T. Driscoll             NONE            NONE              NONE            NONE            NONE            NONE
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------

----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
                                                                                                               TOTAL
                                                                                                           COMPENSATION
                           DELAWARE        DELAWARE          DELAWARE       PENSION OR                       FROM FUND
                         INVESTMENTS      INVESTMENTS      INVESTMENTS      RETIREMENT                      COMPLEX (86
                          MINNESOTA        MINNESOTA        MINNESOTA        BENEFITS       ESTIMATED      FUNDS) FOR THE
                          MUNICIPAL        MUNICIPAL        MUNICIPAL       ACCRUED AS        ANNUAL         12 MONTHS
                         INCOME FUND,     INCOME FUND      INCOME FUND     PART OF FUND   BENEFITS UPON     ENDED MARCH
                             INC.          II, INC.         III, INC.        EXPENSES       RETIREMENT       31, 2005
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
INDEPENDENT DIRECTORS
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Thomas L. Bennett            NONE             NONE              NONE           NONE          $70,000             NONE
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
John A. Fry (1)              $579             $941              $517           NONE          $70,000          $92,599
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Anthony D. Knerr             $632           $1,093              $553           NONE          $70,000         $134,615
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Lucinda S. Landreth          NONE             NONE              NONE           NONE          $70,000             NONE
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Ann R. Leven                 $566           $1,019              $488           NONE          $70,000         $130,624
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Thomas F. Madison            $549             $971              $476           NONE          $70,000         $122,290
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Janet L. Yeomans             $549             $971              $476           NONE          $70,000         $122,290
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
J. Richard Zecher            NONE             NONE              NONE           NONE          $70,000             NONE
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------

(1) In addition to this compensation, for the 12-month period ended on March 31, 2005, Mr. Fry received $12,998 in professional fees from the Funds for services provided to the Funds' Board.

         OFFICERS

         Each Board of Directors and the senior management of the Funds appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Funds: Jude T. Driscoll, Michael P. Bishof, David F. Connor, David P. O'Connor and John J. O'Connor. The above officers of the Funds own shares of common stock and/or options to purchase shares of common stock of LNC, the ultimate parent of DMC. They are considered to be "interested persons" of the Funds under the 1940 Act.

                                 CODES OF ETHICS

         The Delaware Investments Family of Funds and DMC, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes of Ethics are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are also available on the EDGAR Database on the SEC's website at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                      PROXY VOTING POLICIES AND PROCEDURES

         Each Fund has formally delegated to DMC the ability to make all proxy voting decisions in relation to portfolio securities held by a Fund. If and when proxies need to be voted on behalf of a Fund, DMC will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). DMC has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing DMC's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow DMC to vote proxies in a manner consistent with the goal of voting in the best interests of a Fund. Because the Funds invest primarily in Municipal Obligations, however, DMC does not anticipated that it will be required to vote a significant number of proxies on behalf of the Funds.

         In order to facilitate the actual process of voting proxies, DMC has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of a Fund and other manager clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for a Fund, ISS will create a record of the vote. Information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, DMC will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and DMC will also vote against management's recommendation when it believes that such position is not in the best interests of a Fund.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of a Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

         Because each Fund has delegated proxy voting to DMC, each Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, DMC does have a section in its Procedures that address the possibility of conflicts of interest. Most proxies that DMC receives on behalf of a Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for DMC to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMC during the proxy voting process. In the very limited instances where DMC is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMC or affiliated persons of DMC. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of a Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of a Fund.

                      INDEPENDENT AUDITOR AND LEGAL COUNSEL

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young, LLP ("Ernst & Young"), 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for each Fund and, in its capacity as such, audits the annual financial statements of the Funds.

         LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, One Commerce Square, Suite 2600, Philadelphia, PA 19103, serves as counsel to each of the Funds.

                             PORTFOLIO TRANSACTIONS

         DMC, in effecting purchases and sales of portfolio securities for the accounts of the Funds, will place orders in such manner as, in the opinion of DMC, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere.

         The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to DMC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to DMC's own research efforts, the receipt of research information is not expected to reduce significantly DMC's expenses. Any research benefits obtained will be available to all of DMC's clients and DMC may not use all of the research it receives from broker-dealers in connection with the Funds. The Funds will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as a principal, who furnishes research services to DMC than would be the case if no weight were given by DMC to the dealer's furnishing of such services. While DMC will be primarily responsible for the manner of execution of portfolio transactions of the Funds, the policies and practices of DMC in this regard must be consistent with the foregoing and will at all times be subject to review by the Boards of Directors of the Funds.

         DMC reserves the right to, and does, manage other investment accounts and investment companies for other clients which may have investment objectives similar or identical to those of the Funds. Subject to applicable laws and regulations, DMC will attempt to allocate equitably the portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by the Funds and one or more of such other clients simultaneously. In making such allocations, the main factors to be considered will be the respective investment objectives of the Funds and such other clients, and opinions of the persons responsible for recommending investments to the Funds and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of each Fund's Board of Directors that the benefits available from DMC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. Notwithstanding the similarity of the investment objectives of the Funds with those of other funds managed by DMC, each of these funds will be separately managed and the composition of their investment portfolios will differ. Accordingly, the investment performance of each of these Funds will likely not be the same.

                                      TAXES

         FEDERAL TAX

         Distributions of Net Investment Income Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to shareholders.

         Exempt-Interest Dividends By meeting certain requirements of the Code, the Funds qualify to pay exempt-interest dividends to shareholders. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to shareholders. Exempt-Interest dividends that are excluded from federal taxable income, may still be subject to federal alternative minimum tax. See the discussion below under the heading, "Alternative Minimum Tax."

         For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits that may be included in gross income is 85%.

         Dividends from Taxable Income Each Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by a Fund from this income will be taxable to shareholders as ordinary income, whether shareholders receive them in cash or in additional shares.

         Capital Gain Distributions Each Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to shareholders as ordinary income. Distributions from net long-term capital gain will be taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares in a Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

         Information on the Amount and Tax Character of Distributions The Funds will inform shareholders of the amount of their taxable ordinary income and capital gain dividends at the time they are paid, and will advise shareholders of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining shareholders' alternative minimum tax. If shareholders have not held a Fund's shares for a full year, the Fund may designate and distribute to shareholders, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of shareholders' investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxed to shareholders as if made in December.

         Election to be Taxed as a Regulated Investment Company Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, each Fund generally pays no federal income tax on the income and gain it distributes to shareholders. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In that case, a Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the Fund's earnings and profits.

         Excise Tax Distribution Requirements To avoid federal excise taxes, the Code requires each Fund to distribute to shareholders by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

         U.S. Government Obligations The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by shareholders. Minnesota also grants tax-free status to dividends paid to shareholders from interest earned on these securities, subject to special rules where less than the full amount of a Fund's dividends is derived from interest on exempt obligations. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

         Qualified Dividend Income for Individuals Because each Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

         Dividends-Received Deduction for Corporations Because each Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

         Investment in Complex Securities The Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income, or defer losses, to a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions). These rules could, therefore, affect the amount, timing, or character of the income distributed to shareholders by a Fund.

         Alternative Minimum Tax Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for shareholders when determining their federal alternative minimum tax. Private activity bond interest could subject shareholders to or increase their liability under federal alternative minimum taxes, depending on their personal or corporate tax position. If shareholders are a person defined in the Code as a "substantial user" (or person related to a user) of a facility financed by private activity bonds, shareholders should consult with their tax advisor before buying shares of a Fund.

         Treatment of Interest on Debt Incurred to Hold Fund Shares Interest on debt shareholders incur to buy or hold Fund shares may not be deductible for federal income tax purposes. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

         Loss of Status of Securities as Tax-Exempt Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, a Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

         Non-U.S. Investors Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Shareholders should consult their tax advisor about the federal, state, local or foreign tax consequences of their investment in a Fund.

         MINNESOTA STATE TAX

         Minnesota Municipal Obligations Individuals, estates and trusts may exclude the portion of exempt-interest dividends that is excluded from gross income for federal income tax purposes and that is derived from interest income on Minnesota Municipal Obligations from their Minnesota taxable net income as long as the following condition is met:

               o interest income from Minnesota Municipal Obligations must represent 95% of the total exempt-interest dividends paid to shareholders by a Fund.

         Exempt-interest dividends that are excluded from Minnesota taxable net income but that are subject to the federal alternative minimum tax are also subject to the Minnesota alternative minimum tax on individuals, estates and trusts. Corporations that receive distributions from the Minnesota Funds, including exempt-interest dividends, may not exclude those distributions from taxable income in determining the Minnesota income tax or the Minnesota alternative income tax imposed on corporations.

         U.S. Government Obligations The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by shareholders. Minnesota also grants tax-free status to dividends paid to shareholders from interest earned on these securities, subject to special rules where less than the full amount of a Fund's dividends is derived from interest on exempt obligations. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA securities), generally does not qualify for tax-free treatment. Corporations that receive distributions from the Funds, including dividends from U.S. government securities, may not exclude those distributions from taxable income in determining the Minnesota income tax imposed on corporations.

                              FINANCIAL STATEMENTS

         Ernst & Young audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the reports of Ernst & Young for the fiscal year ended March 31, 2005 are included in each Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young are incorporated by reference from the Annual Reports into this SAI.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS(A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                            DELAWARE INVESTMENTS
                                                  DELAWARE INVESTMENTS         DELAWARE INVESTMENTS               MINNESOTA
                                 % OF TOTAL             MINNESOTA                    MINNESOTA            MUNICIPAL INCOME FUND II,
                                 INVESTMENTS     MUNICIPAL INCOME FUND,      MUNICIPAL INCOME FUND II,              INC.
                                 (PRO FORMA               INC.                         INC.                  PRO FORMA COMBINED
                                  COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE       PAR       MARKET VALUE
                                 -----------   ----------    ------------   ----------    ------------    ----------   ------------
MUNICIPAL BONDS..............       98.22%
AIRPORT REVENUE BONDS........        6.61%
Minneapolis/St. Paul
  Metropolitan Airports
  Commission Revenue Series A
  5.25% 1/1/16 (MBIA)........                  $        0     $        0    $1,000,000     $ 1,078,730    $1,000,000    $ 1,078,730
  5.00% 1/1/22 (MBIA)........                   1,000,000      1,041,310     2,000,000       2,082,620     3,000,000      3,123,930
  5.00% 1/1/28 (MBIA)........                           0              0     1,370,000       1,414,758     1,370,000      1,414,758
  5.00% 1/1/30 (AMBAC).......                     250,000        253,460     1,450,000       1,470,068     1,700,000      1,723,528
Minneapolis/St. Paul
  Metropolitan Airports
  Commission Revenue Series B
  5.25% 1/1/24 (FGIC) (AMT)..                           0              0     1,000,000       1,030,150     1,000,000      1,030,150
Minneapolis/St. Paul
  Metropolitan Airports
  Commission Revenue Series C
  5.25% 1/1/32 (FGIC)........                   2,500,000      2,609,075     3,500,000       3,652,705     6,000,000      6,261,780
                                                              ----------                   -----------                  -----------
                                                               3,903,845                    10,729,031                   14,632,876
                                                              ----------                   -----------                  -----------
CITY GENERAL OBLIGATION BONDS        2.58%
Metropolitan Council
  Minnesota (Minneapolis/St.
  Paul Metropolitan Area)
  Series C 5.00% 2/1/22......                     500,000        521,950       500,000         521,950     1,000,000      1,043,900
Moorhead Series B 5.00%
  2/1/33 (MBIA)..............                           0              0     2,000,000       2,074,320     2,000,000      2,074,320
Willmar (Rice Memorial
  Hospital Project) 5.00%
  2/1/32 (FSA)...............                   1,000,000      1,032,970     1,500,000       1,549,455     2,500,000      2,582,425
                                                              ----------                   -----------                  -----------
                                                               1,554,920                     4,145,725                    5,700,645
                                                              ----------                   -----------                  -----------
CONTINUING CARE/RETIREMENT
  REVENUE BONDS..............        1.54%
Minneapolis Health Care
  Facility Revenue
  (Jones-Harrison
  Residence Project) 6.00%
  10/1/27....................                           0              0     1,565,000       1,489,285     1,565,000      1,489,285
Moorhead Economic Development
  Authority Multifamily
  Revenue
  (Eventide Lutheran Home
  Project) Series B 6.00%
  6/1/18.....................                           0              0     1,000,000       1,000,730     1,000,000      1,000,730
St. Paul Housing &
  Redevelopment Authority
  Revenue
  (Franciscan Health Project)
  5.40% 11/20/42 (GNMA)(FHA).                     880,000        917,426             0               0       880,000        917,426
                                                              ----------                   -----------                  -----------
                                                                 917,426                     2,490,015                    3,407,441
                                                              ----------                   -----------                  -----------
CORPORATE BACKED REVENUE
  BONDS......................        3.40%
Anoka County Solid Waste
  Disposal National Rural
  Co-Op Utility (United Power
  Association) Series A 6.95%
  12/1/08 (AMT)..............                     560,000        563,455             0               0       560,000        563,455
Burnsville Commonwealth
  Development (Holiday Inn
  Project) 5.90% 4/1/08......                           0              0     1,430,000       1,415,228     1,430,000      1,415,228
Cloquet Pollution Control
  Revenue (Potlatch
  Corporation Project)
  5.90% 10/1/26..............                           0              0     4,500,000       4,535,280     4,500,000      4,535,280
Sartell Environmental
  Improvement Revenue
  (International Paper)
  Series A 5.20% 6/1/27......                   1,000,000      1,003,290             0               0     1,000,000      1,003,290
                                                              ----------                   -----------                  -----------
                                                               1,566,745                     5,950,508                    7,517,253
                                                              ----------                   -----------                  -----------
ESCROWED TO MATURITY BONDS...        9.71%
Dakota/Washington Counties
  Housing & Redevelopment
  Authority Bloomington
  Single Family Residential
  Mortgage Revenue 8.375%
  9/1/21 (GNMA) (FHA) (AMT)..                   2,555,000      3,715,762     5,500,000       7,998,705     8,055,000     11,714,467
Southern Minnesota Municipal
  Power Agency Series B
  5.50% 1/1/15 (AMBAC).......                     390,000        392,613             0               0       390,000        392,613
  5.75% 1/1/11 (FGIC)........                   1,000,000        999,910             0               0     1,000,000        999,910
St. Paul Housing &
  Redevelopment Authority
  Sales Tax (Civic Center
  Project)
  5.55% 11/1/23..............                           0              0     2,300,000       2,329,624     2,300,000      2,329,624
  5.55% 11/1/23 (MBIA).......                           0              0     4,200,000       4,254,096     4,200,000      4,254,096
Western Minnesota Municipal
  Power Agency 6.625% 1/1/16.                           0              0     1,535,000       1,801,583     1,535,000      1,801,583
                                                              ----------                   -----------                  -----------
                                                               5,108,285                    16,384,008                   21,492,293
                                                              ----------                   -----------                  -----------

                                      F-1

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS(A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                            DELAWARE INVESTMENTS
                                                  DELAWARE INVESTMENTS         DELAWARE INVESTMENTS               MINNESOTA
                                 % OF TOTAL             MINNESOTA                    MINNESOTA            MUNICIPAL INCOME FUND II,
                                 INVESTMENTS     MUNICIPAL INCOME FUND,      MUNICIPAL INCOME FUND II,              INC.
                                 (PRO FORMA               INC.                         INC.                  PRO FORMA COMBINED
                                  COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE       PAR       MARKET VALUE
                                 -----------   ----------    ------------   ----------    ------------    ----------   ------------
HIGHER EDUCATION REVENUE
  BONDS......................        5.97%
Minnesota State Higher
  Education Facilities
  Authority
  (College of St. Benedict)
  Series 5-W 5.00% 3/1/20....                  $1,000,000     $1,025,250    $1,000,000     $ 1,025,250    $2,000,000    $ 2,050,500
  (St. Catherine College)
  Series 5-N1 5.375% 10/1/32.                           0              0     1,500,000       1,561,935     1,500,000      1,561,935
  (St. Mary's University)
  Series 5-U 4.80% 10/1/23...                           0              0     1,400,000       1,400,490     1,400,000      1,400,490
  (St. Thomas University)
  Series 4-A1 5.625% 10/1/21.                           0              0     1,000,000       1,033,090     1,000,000      1,033,090
  (St. Thomas University)
  Series 5-Y 5.25% 10/1/34...                           0              0     1,500,000       1,563,795     1,500,000      1,563,795
St. Cloud Housing &
  Redevelopment Authority
  Revenue (State
University Foundation
  Project) 5.00% 5/1/23......                           0              0     1,000,000       1,035,830     1,000,000      1,035,830
University of Minnesota
  Series A 5.50% 7/1/21......                   1,000,000      1,139,840     3,000,000       3,419,520     4,000,000      4,559,360
                                                              ----------                   -----------                  -----------
                                                               2,165,090                    11,039,910                   13,205,000
                                                              ----------                   -----------                  -----------
HOSPITAL REVENUE BONDS.......       14.38%
Bemidji Hospital Facilities
  Revenue (North County
  Health Services)
  5.00% 9/1/24 (RADIAN)......                   1,000,000      1,027,390             0               0     1,000,000      1,027,390
Duluth Economic Development
  Authority Health Care
  Facilities
  Revenue (Benedictine Health
  System - St. Mary's
  Hospital) 5.25% 2/15/33....                   1,250,000      1,268,963     5,000,000       5,075,850     6,250,000      6,344,813
Minneapolis Health Care
  System Revenue (Allina
  Health Systems)
  Series A 5.75% 11/15/32....                   1,100,000      1,164,262     1,000,000       1,058,420     2,100,000      2,222,682
Minneapolis Health Care
  System Revenue (Fairview
  Health Services)
  Series A 5.625% 5/15/32....                           0              0     2,750,000       2,898,308     2,750,000      2,898,308
Minnesota Agricultural &
  Economic Development Health
  Care System
  (Fairview Hospital) Series A
  6.375% 11/15/29............                   1,750,000      1,902,740     3,300,000       3,588,024     5,050,000      5,490,764
Minnesota Agricultural &
  Economic Development Health
  Care System
  (Fairview Hospital) Series
  97A 5.75% 11/15/26 (MBIA)..                           0              0     5,550,000       5,956,703     5,550,000      5,956,703
Rochester Health Care
  Facilities Revenue (Mayo
  Foundation) Series B
  5.50% 11/15/27.............                           0              0     3,365,000       3,570,904     3,365,000      3,570,904
Shakopee Health Care
  Facilities Revenue (St.
  Francis Regional Medical
  Center) 5.25% 9/1/34.......                     500,000        505,160             0               0       500,000        505,160
St. Louis Park Health Care
  Facilities Revenue (Park
  Nicollet Health Services)
  Series B 5.25% 7/1/30......                           0              0     1,250,000       1,270,038     1,250,000      1,270,038
St. Paul Housing &
  Redevelopment Authority
  Health Care Facilities
  Revenue (Regions Hospital
  Project) 5.30% 5/15/28.....                     700,000        703,892       300,000         301,668     1,000,000      1,005,560
Waconia Health Care
  Facilities Revenue
  (Ridgeview Medical Center
  Project) Series A 6.10%
  1/1/19 (RADIAN)............                           0              0     1,405,000       1,534,246     1,405,000      1,534,246
                                                              ----------                   -----------                  -----------
                                                               6,572,407                    25,254,161                   31,826,568
                                                              ----------                   -----------                  -----------

MISCELLANEOUS REVENUE BONDS..        3.08%
Minneapolis Art Center
  Facilities Revenue (Walker
  Art Center Project)
  5.125% 7/1/21..............                   1,600,000      1,664,976     2,400,000       2,497,464     4,000,000      4,162,440
Minneapolis Community
  Development Agency
  (Supported Development
  Revenue Limited Tax Common
  Bond Fund) Series G1 5.70%
  12/1/19....................                           0              0     1,100,000       1,225,444     1,100,000      1,225,444
Minneapolis Community
  Development Agency
  (Supported Development
  Revenue Limited Tax Common
  Bond Fund) Series G-3 5.45%
  12/1/31....................                   1,000,000      1,046,740             0               0     1,000,000      1,046,740
Minneapolis Community
  Development Agency
  (Supported Development
  Revenue Limited Tax Common
  Bond Fund) Series 5 5.70%
  12/1/27....................                           0              0       375,000         381,795       375,000        381,795
                                                              ----------                   -----------                  -----------
                                                               2,711,716                     4,104,703                    6,816,419
                                                              ----------                   -----------                  -----------

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS(A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                            DELAWARE INVESTMENTS
                                                  DELAWARE INVESTMENTS         DELAWARE INVESTMENTS               MINNESOTA
                                 % OF TOTAL             MINNESOTA                    MINNESOTA            MUNICIPAL INCOME FUND II,
                                 INVESTMENTS     MUNICIPAL INCOME FUND,      MUNICIPAL INCOME FUND II,              INC.
                                 (PRO FORMA               INC.                         INC.                  PRO FORMA COMBINED
                                  COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE       PAR       MARKET VALUE
                                 -----------   ----------    ------------   ----------    ------------    ----------   ------------
MULTIFAMILY HOUSING REVENUE
  BONDS......................       5.61%
Chanhassen Multifamily
  Housing Revenue (Heritage
  Park Project-Section 8)
  6.20% 7/1/30 (FHA) (AMT)...                  $        0     $        0    $1,105,000     $ 1,141,454    $1,105,000    $ 1,141,454
Harmony Multifamily Housing
  Revenue Refunding Section 8
  (Zedakah Foundation Project)
  Series A 5.95% 9/1/20......                           0              0     1,000,000         847,950     1,000,000        847,950
Minneapolis Multifamily
  Housing Revenue (Seward
  Towers Project)
  5.00% 5/20/36 (GNMA).......                   1,000,000      1,009,290     1,000,000       1,009,290     2,000,000      2,018,580
Minneapolis Multifamily
  Housing Revenue (Sumner
  Housing Project)
  Series A 5.15% 2/20/45
  (GNMA) (AMT)...............                           0              0     3,575,000       3,586,868     3,575,000      3,586,868
Minnesota State Housing
  Finance Agency Series A
  5.00% 2/1/35 (AMT).........                           0              0     1,000,000         983,930     1,000,000        983,930
Minnesota State Housing
  Finance Agency Series D
  5.95% 2/1/18 (MBIA)........                           0              0       155,000         158,257       155,000        158,257
Southeastern Minnesota Multi
  County Housing &
  Redevelopment Authority
  (Winona County)
  5.35% 1/1/28...............                     300,000        301,974       870,000         875,725     1,170,000      1,177,699
Stillwater Multifamily
  Housing Revenue (Stillwater
  Cottages Project)
  (Orleans Homes Number One)
  7.25% 11/1/27 (AMT)........                           0              0     1,540,000       1,490,951     1,540,000      1,490,951
Washington County Housing &
  Redevelopment Authority
  Governmental
  Revenue (Woodland Park
  Apartments Project) 4.70%
  10/1/32....................                   1,000,000      1,001,940             0               0     1,000,000      1,001,940
                                                              ----------                   -----------                  -----------
                                                               2,313,204                    10,094,425                   12,407,629
                                                              ----------                   -----------                  -----------
MUNICIPAL LEASE REVENUE BONDS       6.25%
Andover Economic Development
  Authority Public Facilities
  Lease Revenue (Andover
  Community Center)
  5.20% 2/1/29...............                           0              0     1,000,000       1,018,000     1,000,000      1,018,000
Minneapolis Development
  Revenue (Limited Tax
  Supported Common Bond Fund)
  5.50% 12/1/24 (AMT)........                           0              0     1,000,000       1,043,730     1,000,000      1,043,730
St. Paul Port Authority Lease
  Revenue (Cedar Street
  Office Building Project)
  5.00% 12/1/22..............                           0              0     2,385,000       2,483,429     2,385,000      2,483,429
  5.125% 12/1/27.............                     500,000        522,445             0               0       500,000        522,445
  5.25% 12/1/27..............                   1,150,000      1,211,732     2,650,000       2,792,252     3,800,000      4,003,984
St. Paul Port Authority Lease
  Revenue (Robert Street
  Office Building
  Project) 5.00% 12/1/27.....                           0              0     2,545,000       2,641,634     2,545,000      2,641,634
St. Paul Port Authority Lease
  Revenue (Robert Street
  Office Building
 Project) Series 9 5.25%
  12/1/27....................                           0              0     2,000,000       2,115,360     2,000,000      2,115,360
                                                              ----------                   -----------                  -----------
                                                               1,734,177                    12,094,405                   13,828,582
                                                              ----------                   -----------                  -----------
PARKING REVENUE BONDS........       0.91%
St. Paul Housing &
  Redevelopment Authority
  Parking Revenue (Block
  19 Ramp Project) Series A
  5.35% 8/1/29 (FSA).........                     650,000        691,867     1,250,000       1,330,513     1,900,000      2,022,380
                                                              ----------                   -----------                  -----------
                                                                 691,867                     1,330,513                    2,022,380
                                                              ----------                   -----------                  -----------
POLITICAL SUBDIVISION GENERAL
  OBLIGATION BONDS...........       4.76%
Hennepin County Series B
  5.00% 12/1/18..............                   1,300,000      1,375,595     1,000,000       1,058,150     2,300,000      2,433,745
Hennepin Regional Railroad
  Authority 5.00% 12/1/26....                           0              0     3,500,000       3,599,680     3,500,000      3,599,680
Metropolitan Council Waste
  Water Treatment Series B
  5.00% 12/1/21..............                           0              0     1,250,000       1,324,125     1,250,000      1,324,125
Washington County Housing &
  Redevelopment Authority
  Series B
  5.50% 2/1/22 (MBIA)........                     855,000        909,669             0               0       855,000        909,669
  5.50% 2/1/32 (MBIA)........                   1,000,000      1,058,500     1,140,000       1,206,690     2,140,000      2,265,190
                                                              ----------                   -----------                  -----------
                                                               3,343,764                     7,188,645                   10,532,409
                                                              ----------                   -----------                  -----------

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS(A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                            DELAWARE INVESTMENTS
                                                  DELAWARE INVESTMENTS         DELAWARE INVESTMENTS               MINNESOTA
                                 % OF TOTAL             MINNESOTA                    MINNESOTA            MUNICIPAL INCOME FUND II,
                                 INVESTMENTS     MUNICIPAL INCOME FUND,      MUNICIPAL INCOME FUND II,              INC.
                                 (PRO FORMA               INC.                         INC.                  PRO FORMA COMBINED
                                  COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE       PAR       MARKET VALUE
                                 -----------   ----------    ------------   ----------    ------------    ----------   ------------
ss.PRE-REFUNDED BONDS........        7.80%
Esko Independent School
  District
  99 5.65% 4/1/12-05 (FSA)...                  $        0    $         0    $  550,000     $   550,000    $  550,000    $   550,000
Hawley Independent School
  District 150 Series A
  5.75% 2/1/17-06 (FSA)......                           0              0     1,000,000       1,025,020     1,000,000      1,025,020
Minneapolis/St. Paul Housing
  & Redevelopment Authority
  Health Care Systems
  (Children's Health Care)
  Series A 5.50% 8/15/25-05
  (FSA)......................                           0              0     1,400,000       1,444,114     1,400,000      1,444,114
Puerto Rico Commonwealth
  6.00% 7/1/26-07............                   1,000,000      1,083,230             0               0     1,000,000      1,083,230
Puerto Rico Commonwealth
  Public Improvement Series A
  5.00% 7/1/27-12............                           0              0     1,250,000       1,356,163     1,250,000      1,356,163
Puerto Rico Electric Power
  Authority Power Revenue
  Series Z 5.25% 7/1/21......                           0              0     1,500,000       1,511,100     1,500,000      1,511,100
Puerto Rico Highway &
  Transportation Authority
  Revenue Series Y
  5.50% 7/1/26-06............                           0              0     2,000,000       2,100,480     2,000,000      2,100,480
Puerto Rico Public Buildings
  Authority Series D 5.25%
  7/1/27-12..................                     845,000        916,664       625,000         678,006     1,470,000      1,594,670
Rosemount Independent School
  District 196 Series A 5.70%
  4/1/12-06..................                           0              0     1,270,000       1,307,148     1,270,000      1,307,148
Southern Minnesota Municipal
  Power Agency Supply Revenue
  Series A 5.75% 1/1/18-05...                           0              0     3,715,000       3,996,337     3,715,000      3,996,337
St. Francis Independent
  School District
 15 Series A 6.30% 2/1/11-06
  (FSA)......................                   1,250,000      1,286,888             0               0     1,250,000      1,286,888
                                                             -----------                   -----------                  -----------
                                                               3,286,782                    13,968,368                   17,255,150
                                                             -----------                   -----------                  -----------
PUBLIC POWER REVENUE BONDS...       11.06%
Chaska Electric Revenue
  Series A 6.00% 10/1/25-10..                   1,000,000      1,093,430             0               0     1,000,000      1,093,430
Minnesota State Municipal
  Power Agency Series A
  5.00% 10/1/34..............                           0              0     5,750,000       5,845,680     5,750,000      5,845,680
  5.25% 10/1/19..............                   1,110,000      1,183,504             0               0     1,110,000      1,183,504
Rochester Electric Utility
  Revenue 5.25% 12/1/30
  (AMBAC)....................                     150,000        157,992       450,000         473,976       600,000        631,968
&Southern Minnesota Municipal
  Power Agency Supply System
  Revenue, Inverse Floater
  ROLs Series II-R-189-3
  8.096% 1/1/14 (AMBAC)......                   2,500,000      3,001,874     3,000,000       3,602,250     5,500,000      6,604,124
&Southern Minnesota Municipal
  Power Agency Supply System
  Revenue, Inverse Floater
  ROLs Series II-R-189
  8.096% 1/1/15 (AMBAC)......                           0              0     1,500,000       1,821,840     1,500,000      1,821,840
Southern Minnesota Municipal
  Power Agency Supply System
  Revenue Series A
  5.00% 1/1/12 (AMBAC).......                   1,000,000      1,081,000             0               0     1,000,000      1,081,000
  5.00% 1/1/13 (MBIA)........                     500,000        540,445             0               0       500,000        540,445
  5.25% 1/1/15 (AMBAC).......                     570,000        631,150             0               0       570,000        631,150
  5.25% 1/1/16 (AMBAC).......                   1,000,000      1,105,980             0               0     1,000,000      1,105,980
Western Minnesota Municipal
  Power Agency Series A 5.00%
  1/1/30 (MBIA)..............                   1,900,000      1,964,581     1,100,000       1,137,389     3,000,000      3,101,970
Western Minnesota Municipal
  Power Agency Series B 5.00%
  1/1/15 (MBIA)..............                     765,000        827,179             0               0       765,000        827,179
                                                             -----------                   -----------                  -----------
                                                              11,587,135                    12,881,135                   24,468,270
                                                             -----------                   -----------                  -----------

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS(A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                            DELAWARE INVESTMENTS
                                                  DELAWARE INVESTMENTS         DELAWARE INVESTMENTS               MINNESOTA
                                 % OF TOTAL             MINNESOTA                    MINNESOTA            MUNICIPAL INCOME FUND II,
                                 INVESTMENTS     MUNICIPAL INCOME FUND,      MUNICIPAL INCOME FUND II,              INC.
                                 (PRO FORMA               INC.                         INC.                  PRO FORMA COMBINED
                                  COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE       PAR       MARKET VALUE
                                 -----------   ----------    ------------   ----------    ------------    ----------   ------------
SCHOOL DISTRICT GENERAL
  OBLIGATION BONDS...........       9.02%
Centennial Independent School
  District #012 Series A
  5.00% 2/1/20 (FSA).........                  $  400,000     $  418,404    $  400,000     $   418,404    $  800,000    $   836,808
Elk River Independent School
  District #728
  5.00% 2/1/16 (FGIC)........                           0              0     1,500,000       1,615,200     1,500,000      1,615,200
Farmington Independent School
  District #192
  5.00% 2/1/23 (FSA).........                   1,200,000      1,248,924     1,080,000       1,124,032     2,280,000      2,372,956
Farmington Independent School
  District #192
  Series B 5.00% 2/1/27 (FSA)                           0              0     1,000,000       1,042,950     1,000,000      1,042,950
Lakeville Independent School
  District #194
  Series A 4.75% 2/1/22 (FSA)                     500,000        511,295     1,500,000       1,533,885     2,000,000      2,045,180
Minneapolis Special School
  District #001
  5.00% 2/1/19 (FSA).........                     675,000        713,232     1,000,000       1,056,640     1,675,000      1,769,872
Morris Independent School
  District #769
  5.00% 2/1/28 (MBIA)........                   1,000,000      1,035,650     2,750,000       2,848,037     3,750,000      3,883,687
Mounds View Independent
  School District #621
  5.00% 2/1/23 (FSA).........                   1,020,000      1,063,901     1,000,000       1,043,040     2,020,000      2,106,941
Princeton Independent School
  District #477
  Series A 5.00% 2/1/24 (FSA)                           0              0       500,000         524,725       500,000        524,725
Robbinsdale Independent
  School District #281
  5.00% 2/1/21 (FSA).........                     500,000        521,165             0               0       500,000        521,165
St. Michael Independent
  School District #885
  5.00% 2/1/22 (FSA).........                     500,000        519,665     1,500,000       1,558,995     2,000,000      2,078,660
  5.00% 2/1/24 (FSA).........                     400,000        413,056       725,000         748,664     1,125,000      1,161,720
                                                              ----------                   -----------                  -----------
                                                               6,445,292                    13,514,572                   19,959,864
                                                              ----------                   -----------                  -----------
SINGLE FAMILY HOUSING REVENUE
  BONDS......................       1.64%
Dakota County Housing &
  Redevelopment Authority
  Single Family Mortgage
  Revenue 5.85% 10/1/30
  (GNMA) (FNMA) (AMT)........                      42,000         42,926             0               0        42,000         42,926
Minnesota State Housing
  Finance Agency Single
  Family Housing Series
  1992-C2 6.15% 7/1/23 (AMT).                           0              0       920,000         922,585       920,000        922,585
Minnesota State Housing
  Finance Agency Single
  Family Mortgage
  Series B 5.35% 1/1/33 (AMT)                           0              0     1,145,000       1,157,802     1,145,000      1,157,802
Minnesota State Housing
  Finance Agency Single
  Family Mortgage
  Series J 5.90% 7/1/28 (AMT)                     785,000        808,228       670,000         689,825     1,455,000      1,498,053
                                                              ----------                   -----------                  -----------
                                                                 851,154                     2,770,212                    3,621,366
                                                              ----------                   -----------                  -----------
STATE GENERAL OBLIGATION
  BONDS......................       2.67%
Minnesota State 5.00% 8/1/21.                   1,150,000      1,207,857     3,875,000       4,069,951     5,025,000      5,277,808
&Minnesota State, Inverse
  Floater ROLs 7.824% 11/1/17                           0              0       570,000         631,936       570,000        631,936
                                                              ----------                   -----------                  -----------
                                                               1,207,857                     4,701,887                    5,909,744
                                                              ----------                   -----------                  -----------
Tax Increment / Special
  Assessment Bonds...........       0.48%
Moorhead Economic Development
  Authority Tax Increment
  Series A 5.25% 2/1/25 (MBIA)                    500,000        529,535       500,000         529,535     1,000,000      1,059,070
                                                              ----------                   -----------                  -----------
                                                                 529,535                       529,535                    1,059,070
                                                              ----------                   -----------                  -----------

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS(A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                            DELAWARE INVESTMENTS
                                                  DELAWARE INVESTMENTS         DELAWARE INVESTMENTS               MINNESOTA
                                 % OF TOTAL             MINNESOTA                    MINNESOTA            MUNICIPAL INCOME FUND II,
                                 INVESTMENTS     MUNICIPAL INCOME FUND,      MUNICIPAL INCOME FUND II,              INC.
                                 (PRO FORMA               INC.                         INC.                  PRO FORMA COMBINED
                                  COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE       PAR       MARKET VALUE
                                 -----------   ----------    ------------   ----------    ------------    ----------   ------------
TERRITORIAL GENERAL OBLIGATION
  BONDS........................        0.52%
Puerto Rico Commonwealth Public
  Improvement Series A
  5.50% 7/1/19 (MBIA)..........                  $      0    $         0    $1,000,000    $  1,151,650    $1,000,000   $  1,151,650
                                                             -----------                  ------------                 ------------
                                                                       0                     1,151,650                    1,151,650
                                                             -----------                  ------------                 ------------
TERRITORIAL REVENUE BONDS......        0.24%
Virgin Islands Public Finance
  Authority 5.25% 10/1/23......                         0              0       500,000         525,375       500,000        525,375
                                                             -----------                  ------------                 ------------
                                                                       0                       525,375                      525,375
                                                             -----------                  ------------                 ------------
TOTAL MUNICIPAL BONDS..........                               56,491,201                   160,848,783                  217,339,984
SHORT TERM INVESTMENTS.........        1.78%
*VARIABLE RATE DEMAND NOTES
Midwest Consortium of Municipal
  Utilities Series A 2.28%
  1/1/25.......................                   250,000        250,000       250,000         250,000       500,000        500,000
Minneapolis Block E Buildings
  Series A 2.13% 3/1/27........                         0              0     1,250,000       1,250,000     1,250,000      1,250,000
Minneapolis Library 2.13%
  12/1/32......................                   300,000        300,000       700,000         700,000     1,000,000      1,000,000
Minneapolis Multifamily Housing
  Revenue (Seven Corners
  Apartments Project) 2.23%
  11/1/31......................                         0              0       300,000         300,000       300,000        300,000
Minnesota State Higher
  Education Facilities
  Authority (Carleton College)
  Series 5-G 2.13% 11/1/29.....                         0              0       900,000         900,000       900,000        900,000
TOTAL SHORT TERM INVESTMENTS...                                  550,000                     3,400,000                    3,950,000
                                                             -----------                  ------------                 ------------
TOTAL INVESTMENTS AT MARKET....      100.00%                 $57,041,201                  $164,248,783                 $221,289,984
                                                             -----------                  ------------                 ------------
TOTAL INVESTMENTS AT COST......                              $55,141,248                  $157,846,585                 $212,987,833
                                                             -----------                  ------------                 ------------

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
VA - Insured by the Veterans Administration

ss. Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

& An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2005.

*    Variable rate notes. The interest shown is the rate as of March 31, 2005.

^ No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon completion of the acquisition, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions. However, the foregoing sentence shall not restrict in any way the ability of the investment advisor of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA COMBINED
STATEMENT OF ASSETS AND LIABILITIES
AS OF MARCH 31, 2005
(UNAUDITED)


                                                                                                               DELAWARE INVESTMENTS
                                                                                                               MINNESOTA MUNICIPAL
                                                DELAWARE INVESTMENTS    DELAWARE INVESTMENTS                   INCOME FUND II, INC.
                                                 MINNESOTA MUNICIPAL     MINNESOTA MUNICIPAL     PRO FORMA          PRO FORMA
                                                  INCOME FUND, INC.     INCOME FUND II, INC.    ADJUSTMENTS          COMBINED
                                                --------------------    --------------------    -----------   ---------------------
ASSETS
Investments, at market value ................        $57,041,201            $164,248,783         $      --          221,289,984
Cash ........................................             10,173                 621,277          (112,966)A            518,484
Receivable for securities sold ..............            108,401               2,451,314                --            2,559,715
Interest receivable .........................            721,469               2,525,220                --            3,246,689
                                                     -----------            ------------         ---------         ------------
    Total Assets ............................         57,881,244             169,846,594          (112,966)         227,614,872
                                                     -----------            ------------         ---------         ------------
LIABILITIES
Accrued expenses and other liabilities ......            112,966                 326,746          (112,966)A            326,746
Acquisition costs payable ...................                 --                      --           150,000A,B           150,000
Payable for securities purchased ............             30,684               1,561,973                --            1,592,657
                                                     -----------            ------------         ---------         ------------
    Total Liabilities .......................            143,650               1,888,719            37,034            2,069,403
LIQUIDATION VALUE OF PREFERRED STOCK ........         20,000,000              60,000,000                --           80,000,000
                                                     -----------            ------------         ---------         ------------
NET ASSETS                                           $37,737,594            $107,957,875         $(150,000)        $145,545,469
                                                     ===========            ============         =========         ============
INVESTMENT AT COST ..........................        $55,141,248            $157,846,585         $      --         $212,987,833
ANALYSIS OF NET ASSETS
Accumulated paid in capital .................        $35,426,619            $ 99,710,000         $      --         $135,136,619
Undistributed net investment income .........            389,101               2,250,617          (150,000)A,B        2,489,718
Accumulated net realized gain (loss) on
  investments................................             21,921                (404,940)               --             (383,019)
Unrealized appreciation of investments ......          1,899,953               6,402,198                --            8,302,151
                                                     -----------            ------------         ---------         ------------
Net Assets ..................................        $37,737,594            $107,957,875         $(150,000)        $145,545,469
                                                     ===========            ============         =========         ============
NET ASSETS ..................................        $37,737,594            $107,957,875         $(150,000)        $145,545,469
OUTSTANDING COMMON SHARES ...................          2,594,700               7,252,200           (62,931)           9,783,969
NET ASSET VALUE PER COMMON SHARE ............        $     14.54            $      14.89                           $      14.88C

---------------
A Under the Plan, Delaware Investments Minnesota Municipal Income Fund, Inc. will deliver to Minnesota Municipal Income Fund II, Inc. at the Closing all of its existing assets except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out the Plan, which costs and expenses shall be established on its books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date; and (iii) pay such contingent liabilities as its Board of Directors or its officers shall reasonably deem to exist, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on its books.

B Adjustments reflect the costs of carrying out the Plan, which are estimated to be approximately $300,000, of which $75,000 will be borne by each Fund.

C As a result of the expenses of the Acquisition borne by each Fund and rounding certain calculations, the net asset value per share of the Acquiring Fund Common Shares after the Acquisition, as shown in the table above, is $0.01 less than the net asset per share of the Acquiring Fund Common Shares before the Acquisition. At the Closing, holders of Acquired Fund Common Shares will receive Acquiring Fund Common Shares that will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Common Shares previously held by such shareholders.

SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA COMBINED
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED MARCH 31, 2005
(UNAUDITED)


                                                                                                               DELAWARE INVESTMENTS
                                                                                                               MINNESOTA MUNICIPAL
                                                DELAWARE INVESTMENTS    DELAWARE INVESTMENTS                   INCOME FUND II, INC.
                                                 MINNESOTA MUNICIPAL     MINNESOTA MUNICIPAL     PRO FORMA          PRO FORMA
                                                  INCOME FUND, INC.     INCOME FUND II, INC.    ADJUSTMENTS          COMBINED
                                                --------------------    --------------------    -----------   ---------------------
INVESTMENT INCOME
 Interest income ............................        $ 2,805,252             $ 8,517,640         $      --         $11,322,892
                                                     -----------             -----------         ---------         -----------

EXPENSES
 Management fees ............................            232,006                 674,164                               906,170
 Accounting and administration expenses .....             85,000                  85,000           (56,757)A           113,243
 Remarketing agent fees .....................             50,354                 150,815                               201,169
 Dividend disbursing and transfer agent fees
   and expenses..............................             40,318                  58,423           (30,818)A            67,923
 Legal and professional fees ................             38,703                  47,348           (34,720)A            51,331
 Rating agency fees .........................              9,000                   6,416            (5,583)A             9,833
 Reports and statements to shareholders .....              7,387                  22,481                                29,868
 Taxes (other than taxes on income) .........              6,948                  17,237                                24,185
 Directors' fees ............................              4,571                   7,953                                12,524
 Pricing fees ...............................              3,454                   5,973            (3,454)A             5,973
 Custodian fees .............................              2,279                   4,888              (800)A             6,367
 Stock exchange fees ........................              2,258                   6,282                                 8,540
 Other ......................................                995                   2,988                                 3,983
                                                     -----------             -----------         ---------         -----------
                                                         483,273               1,089,968          (132,132)          1,441,109
 Less expenses paid indirectly ..............             (2,197)                 (4,763)             800A              (6,160)
                                                     -----------             -----------         ---------         -----------
 Total expenses .............................            481,076               1,085,205          (131,332)          1,434,949
                                                     -----------             -----------         ---------         -----------

NET INVESTMENT INCOME .......................          2,324,176               7,432,435           131,332           9,887,943
                                                     -----------             -----------         ---------         -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS:
 Net realized gain (loss) on investments ....            268,227                 257,523                --             525,750
 Change in unrealized appreciation/
   (depreciation) of investments.............         (1,027,949)             (2,017,417)               --          (3,045,366)
                                                     -----------             -----------         ---------         -----------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS...............................           (759,722)             (1,759,894)               --          (2,519,616)

DIVIDENDS ON PREFERRED STOCK ................           (305,320)               (927,702)               --          (1,233,022)
                                                     -----------             -----------         ---------         -----------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS................................        $ 1,259,134             $ 4,744,839         $ 131,332         $ 6,135,305
                                                     ===========             ===========         =========         ===========

---------------
(A) Adjustment to reflect appropriate expense levels by merging the funds.

SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005 (UNAUDITED)

   Delaware Investments Minnesota Municipal Income Fund II, Inc. (the "Fund") is organized as a Minnesota corporation. The Fund is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's common shares trade on the American Stock Exchange. The Fund's preferred shares are traded privately through a remarketing agent.

   The investment objective of the Fund is to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing substantially all (in excess of 80%) of its net assets in investment grade, tax-exempt Minnesota municipal obligations.

1. BASIS OF PRO FORMA PRESENTATION

   The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Delaware Investments Minnesota Municipal Income Fund, Inc. by the Fund, as if such acquisition had taken place as of April 1, 2004.

   Under the terms of the Agreement and Plan of Acquisition, the combination of Delaware Investments Minnesota Municipal Income Fund, Inc. and the Fund will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of substantially all of the assets of Delaware Investments Minnesota Municipal Income Fund, Inc., in exchange for common shares of the Fund of equivalent aggregate net asset value (or, for preferred shares, for the same number of preferred shares having the same liquidation preference). The statement of assets and liabilities and the related statement of operations of Delaware Investments Minnesota Municipal Income Fund, Inc. and the Fund have been combined as of and for the twelve months ended March 31, 2005.

   The accompanying pro forma financial statements should be read in conjunction with the financial statements of Delaware Investments Minnesota Municipal Income Fund, Inc. and the Fund included in their annual report dated March 31, 2005.

   The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Delaware Investments Minnesota Municipal Income Fund, Inc. and the Fund had taken place as of April 1, 2004.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

   Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

   Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

   Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and declares and pays distributions from net realized gain on investments, if any, annually. In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

   The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the twelve months ended March 31, 2005 were approximately $6,160. The expense paid under the above arrangement is included in the "custodian fees" expense caption on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

3. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

   In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the average daily net assets of the Fund, including assets attributable to any preferred stock that may be outstanding.

   The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services which are based on average net assets and paid on a monthly basis, subject to certain minimums.

   Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

4. CAPITAL STOCK

   Pursuant to the articles of incorporation, the Fund has 200 million shares of $0.01 par value common shares authorized. The Fund did not repurchase any shares under the Share Repurchase Program during the twelve months ended March 31, 2005. Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

   The Fund has one million shares of $0.01 par value Preferred Shares authorized. Under resolutions adopted by the Board of Directors, the Fund has issued 600, 600 and 400 Series A, B and C Preferred Shares, respectively. Series A, B, and C Preferred Shares have substantially similar preferences, voting powers, restrictions as to dividends, qualifications, liquidation rights and terms and conditions of redemption. The preferred shares of the Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

   Dividends for the outstanding preferred shares of the Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged from 1% to 2.6% during the twelve-month period ended March 31, 2005.

   Citigroup Global Markets, Inc. (formerly Smith Barney, Harris Upham & Co., Inc.), as the remarketing agent, receives an annual fee from the Fund of 0.25% of the average amount of preferred stock outstanding.

   Under the 1940 Act, the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund are not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or (c) changes in their fundamental investment restrictions.

5. CREDIT AND MARKET RISKS

   The Fund uses leverage in the form of preferred shares. Leveraging may result in a higher degree of volatility because a Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

   The Fund invests substantially all of its assets in securities issued by Minnesota municipalities. The value of these investments may be adversely affected by new legislation within state, regional or local economic conditions and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Portfolio of Investments.

   The Fund may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Portfolio of Investments.

   The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at that time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of "AAA" or the equivalent from Moody's, S&P and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

   The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. Such securities are denoted on the Portfolio of Investments.

6. CONTRACTUAL OBLIGATIONS

   The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS(A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                            DELAWARE INVESTMENTS
                                 % OF TOTAL                                                                       MINNESOTA
                                                  DELAWARE INVESTMENTS         DELAWARE INVESTMENTS       MUNICIPAL INCOME FUND II,
                                 INVESTMENTS            MINNESOTA                    MINNESOTA                      INC.
                                                  MUNICIPAL INCOME FUND      MUNICIPAL INCOME FUND II,
                                 (PRO FORMA             III, INC.                      INC.                  PRO FORMA COMBINED
                                  COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE       PAR       MARKET VALUE
                                 -----------   ----------    ------------   ----------    ------------    ----------   ------------
MUNICIPAL BONDS..............       98.06%
AIRPORT REVENUE BONDS........        6.47%
Minneapolis/St. Paul
  Metropolitan Airports
  Commission Revenue Series A
 5.25% 1/1/16 (MBIA).........                  $        0     $        0    $1,000,000     $ 1,078,730    $1,000,000    $ 1,078,730
 5.00% 1/1/22 (MBIA).........                           0              0     2,000,000       2,082,620     2,000,000      2,082,620
 5.125% 1/1/25 (FGIC)........                     900,000        928,557             0               0       900,000        928,557
 5.00% 1/1/28 (MBIA).........                     750,000        774,503     1,370,000       1,414,758     2,120,000      2,189,261
 5.00% 1/1/30 (AMBAC)........                     750,000        760,380     1,450,000       1,470,068     2,200,000      2,230,448
Minneapolis/St. Paul
  Metropolitan Airports
  Commission Revenue Series B
 5.25% 1/1/24 (FGIC) (AMT)...                           0              0     1,000,000       1,030,150     1,000,000      1,030,150
Minneapolis/St. Paul
  Metropolitan Airports
  Commission Revenue Series C
 5.25% 1/1/32 (FGIC).........                           0              0     3,500,000       3,652,705     3,500,000      3,652,705
                                                              ----------                   -----------                  -----------
                                                               2,463,440                    10,729,031                   13,192,471
                                                              ----------                   -----------                  -----------
CITY GENERAL OBLIGATION BONDS        2.67%
Metropolitan Council
  Minnesota (Minneapolis/St.
  Paul Metropolitan Area)
 Series C 5.00% 2/1/22.......                           0              0       500,000         521,950       500,000        521,950
Moorhead Series B 5.00%
  2/1/33 (MBIA)..............                   1,250,000      1,296,450     2,000,000       2,074,320     3,250,000      3,370,770
Willmar (Rice Memorial
  Hospital Project) 5.00%
  2/1/32 (FSA)...............                           0              0     1,500,000       1,549,455     1,500,000      1,549,455
                                                              ----------                   -----------                  -----------
                                                               1,296,450                     4,145,725                    5,442,175
                                                              ----------                   -----------                  -----------
CONTINUING CARE/RETIREMENT
  REVENUE BONDS..............        2.44%
Minneapolis Health Care
  Facility Revenue
  (Jones-Harrison
 Residence Project) 6.00%
  10/1/27....................                           0              0     1,565,000       1,489,285     1,565,000      1,489,285
Minnesota Agriculture &
  Economic Development Board
  Revenue
 (Benedictine Health Systems)
  5.75% 2/1/29...............                     600,000        585,060             0               0       600,000        585,060
Moorhead Economic Development
  Authority Multifamily
  Revenue
 (Eventide Lutheran Home
  Project) Series B 6.00%
  6/1/18.....................                           0              0     1,000,000       1,000,730     1,000,000      1,000,730
St. Paul Housing &
  Redevelopment Authority
  Revenue
 (Franciscan Health Project)
  5.40% 11/20/42 (GNMA)(FHA).                   1,820,000      1,897,405             0               0     1,820,000      1,897,405
                                                              ----------                   -----------                  -----------
                                                               2,482,465                     2,490,015                    4,972,480
                                                              ----------                   -----------                  -----------
CORPORATE BACKED REVENUE
  BONDS......................        3.86%
Burnsville Commonwealth
  Development (Holiday Inn
  Project) 5.90% 4/1/08......                           0              0     1,430,000       1,415,228     1,430,000      1,415,228
Cloquet Pollution Control
  Revenue (Potlatch
  Corporation Project) 5.90%
  10/1/26....................                   1,000,000      1,007,840     4,500,000       4,535,280     5,500,000      5,543,120
Minneapolis Community
  Development Agency
  Supported Development
 Revenue (Pajor Graphics)
  Series 1(LOC US Bank NA)
  6.75% 12/1/25 (AMT)........                     865,000        924,382             0               0       865,000        924,382
                                                              ----------                   -----------                  -----------
                                                               1,932,222                     5,950,508                    7,882,730
                                                              ----------                   -----------                  -----------

ESCROWED TO MATURITY BONDS...        9.56%
Dakota/Washington Counties
  Housing & Redevelopment
  Authority Bloomington
 Single Family Residential
  Mortgage Revenue 8.375%
  9/1/21 (GNMA) (FHA) (AMT)..                           0              0     5,500,000       7,998,705     5,500,000      7,998,705
St. Paul Housing &
  Redevelopment Authority
  Sales Tax (Civic Center
  Project)
 5.55% 11/1/23...............                           0              0     2,300,000       2,329,624     2,300,000      2,329,624
 5.55% 11/1/23 (MBIA)........                           0              0     4,200,000       4,254,096     4,200,000      4,254,096
University of Minnesota
  Hospital & Clinics 6.75%
  12/1/16....................                   2,580,000      3,122,393             0               0     2,580,000      3,122,393
Western Minnesota Municipal
  Power Agency 6.625% 1/1/16.                           0              0     1,535,000       1,801,583     1,535,000      1,801,583
                                                              ----------                   -----------                  -----------
                                                               3,122,393                    16,384,008                   19,506,401
                                                              ----------                   -----------                  -----------

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS(A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                            DELAWARE INVESTMENTS
                                 % OF TOTAL                                                                       MINNESOTA
                                                  DELAWARE INVESTMENTS         DELAWARE INVESTMENTS       MUNICIPAL INCOME FUND II,
                                 INVESTMENTS            MINNESOTA                    MINNESOTA                      INC.
                                                  MUNICIPAL INCOME FUND      MUNICIPAL INCOME FUND II,
                                 (PRO FORMA             III, INC.                      INC.                  PRO FORMA COMBINED
                                  COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE       PAR       MARKET VALUE
                                 -----------   ----------    ------------   ----------    ------------    ----------   ------------
HIGHER EDUCATION REVENUE
  BONDS......................        6.07%
Minnesota State Higher
  Education Facilities
  Authority
 (College of St. Benedict)
  Series 5-W 5.00% 3/1/20....                  $        0     $        0    $1,000,000     $ 1,025,250    $1,000,000    $ 1,025,250
 (College of St. Benedict)
  Series 5-W 5.25% 3/1/24....                     300,000        309,888             0               0       300,000        309,888
 (St. Catherine College)
  Series 5-N1 5.375% 10/1/32.                           0              0     1,500,000       1,561,935     1,500,000      1,561,935
 (St. Mary's University)
  Series 5-U 4.80% 10/1/23...                           0              0     1,400,000       1,400,490     1,400,000      1,400,490
 (St. Thomas University)
  Series 4-A1 5.625% 10/1/21.                   1,010,000      1,043,421     1,000,000       1,033,090     2,010,000      2,076,511
(St. Thomas University)
  Series 5-Y 5.25% 10/1/34...                           0              0     1,500,000       1,563,795     1,500,000      1,563,795
St. Cloud Housing &
  Redevelopment Authority
  Revenue (State
 University Foundation
  Project) 5.00% 5/1/23......                           0              0     1,000,000       1,035,830     1,000,000      1,035,830
 University of Minnesota
  Series A 5.50% 7/1/21......                           0              0     3,000,000       3,419,520     3,000,000      3,419,520
                                                              ----------                   -----------                  -----------
                                                               1,353,309                    11,039,910                   12,393,219
                                                              ----------                   -----------                  -----------
HOSPITAL REVENUE BONDS.......       15.04%
Bemidji Hospital Facilities
  Revenue (North County
  Health Services)
 5.00% 9/1/24 (RADIAN).......                     500,000        513,695             0               0       500,000        513,695
Duluth Economic Development
  Authority Health Care
  Facilities
  Revenue (Benedictine Health
  System - St. Mary's
  Hospital) 5.25% 2/15/33                       1,000,000      1,015,170     5,000,000       5,075,850     6,000,000      6,091,020
Minneapolis Health Care
  System Revenue (Allina
  Health Systems)
 Series A 5.75% 11/15/32.....                   1,100,000      1,164,262     1,000,000       1,058,420     2,100,000      2,222,682
Minneapolis Health Care
  System Revenue (Fairview
  Health Services)
  Series A 5.625% 5/15/32....                           0              0     2,750,000       2,898,308     2,750,000      2,898,308
Minnesota Agricultural &
  Economic Development Health
  Care System
 (Fairview Hospital) Series A
  6.375% 11/15/29............                   1,250,000      1,359,099     3,300,000       3,588,024     4,550,000      4,947,123
Minnesota Agricultural &
  Economic Development Health
  Care System
 (Fairview Hospital) Series
  97A 5.75% 11/15/26 (MBIA)..                           0              0     5,550,000       5,956,703     5,550,000      5,956,703
Rochester Health Care
  Facilities Revenue (Mayo
  Foundation) Series B
  5.50% 11/15/27.............                   1,000,000      1,061,190     3,365,000       3,570,904     4,365,000      4,632,094
Shakopee Health Care
  Facilities Revenue (St.
  Francis Regional Medical
  Center) 5.25% 9/1/34.......                     310,000        313,199             0               0       310,000        313,199
St. Louis Park Health Care
  Facilities Revenue (Park
  Nicollet Health
  Services) Series B 5.25%
  7/1/30.....................                           0              0     1,250,000       1,270,038     1,250,000      1,270,038
St. Paul Housing &
  Redevelopment Authority
  Health Care Facilities
  Revenue (Regions Hospital
  Project) 5.30% 5/15/28.....                           0              0       300,000         301,668       300,000        301,668
Waconia Health Care
  Facilities Revenue
  (Ridgeview Medical Center
  Project) Series A 6.10%
  1/1/19 (RADIAN)............                           0              0     1,405,000       1,534,246     1,405,000      1,534,246
                                                              ----------                   -----------                  -----------
                                                               5,426,615                    25,254,161                   30,680,776
                                                              ----------                   -----------                  -----------

MISCELLANEOUS REVENUE BONDS..        2.14%
Minneapolis Art Center
  Facilities Revenue (Walker
  Art Center Project)
 5.125% 7/1/21...............                     250,000        260,153     2,400,000       2,497,464     2,650,000      2,757,617
Minneapolis Community
  Development Agency
  (Supported Development
 Revenue Limited Tax Common
  Bond Fund) Series G1 5.70%
  12/1/19....................                           0              0     1,100,000       1,225,444     1,100,000      1,225,444
Minneapolis Community
  Development Agency
  (Supported Development
 Revenue Limited Tax Common
  Bond Fund) Series 5 5.70%
  12/1/27....................                           0              0       375,000         381,795       375,000        381,795
                                                              ----------                   -----------                  -----------
                                                                 260,153                     4,104,703                    4,364,856
                                                              ----------                   -----------                  -----------

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS(A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                            DELAWARE INVESTMENTS
                                 % OF TOTAL                                                                       MINNESOTA
                                                  DELAWARE INVESTMENTS         DELAWARE INVESTMENTS       MUNICIPAL INCOME FUND II,
                                 INVESTMENTS            MINNESOTA                    MINNESOTA                      INC.
                                                  MUNICIPAL INCOME FUND      MUNICIPAL INCOME FUND II,
                                 (PRO FORMA             III, INC.                      INC.                  PRO FORMA COMBINED
                                  COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE       PAR       MARKET VALUE
                                 -----------   ----------    ------------   ----------    ------------    ----------   ------------
MULTIFAMILY HOUSING REVENUE
  BONDS......................       5.91%
Chanhassen Multifamily
  Housing Revenue (Heritage
  Park
  Project-Section 8) 6.20%
  7/1/30 (FHA) (AMT).........                  $        0     $        0    $1,105,000     $ 1,141,454    $1,105,000    $ 1,141,454
Harmony Multifamily Housing
  Revenue Refunding Section 8
  (Zedakah
  Foundation Project) Series A
  5.95% 9/1/20...............                           0              0     1,000,000         847,950     1,000,000        847,950
Minneapolis Multifamily
  Housing Revenue (Gaar Scott
  Loft Project)
  5.95% 5/1/30 (AMT).........                     975,000      1,029,785             0               0       975,000      1,029,785
Minneapolis Multifamily
  Housing Revenue (Olson
  Townhomes Project)
  6.00% 12/1/19 (AMT)........                     965,000        943,307             0               0       965,000        943,307
Minneapolis Multifamily
  Housing Revenue (Seward
  Towers Project)
  5.00% 5/20/36 (GNMA).......                           0              0     1,000,000       1,009,290     1,000,000      1,009,290
Minneapolis Multifamily
  Housing Revenue (Sumner
  Housing Project)
  Series A 5.15% 2/20/45
  (GNMA) (AMT)...............                           0              0     3,575,000       3,586,868     3,575,000      3,586,868
Minnesota State Housing
  Finance Agency Series A
  5.00% 2/1/35 (AMT).........                           0              0     1,000,000         983,930     1,000,000        983,930
Minnesota State Housing
  Finance Agency Series D
  5.95% 2/1/18 (MBIA)........                           0              0       155,000         158,257       155,000        158,257
Southeastern Minnesota Multi
  County Housing &
  Redevelopment
  Authority (Winona County)
  5.35% 1/1/28...............                           0              0       870,000         875,725       870,000        875,725
Stillwater Multifamily
  Housing Revenue (Stillwater
  Cottages Project)
  (Orleans Homes Number One)
  7.25% 11/1/27 (AMT)........                           0              0     1,540,000       1,490,951     1,540,000      1,490,951
                                                              ----------                   -----------                  -----------
                                                               1,973,092                    10,094,425                   12,067,517
                                                              ----------                   -----------                  -----------
MUNICIPAL LEASE REVENUE BONDS       7.20%
Andover Economic Development
  Authority Public Facilities
  Lease
  Revenue (Andover Community
  Center) 5.125% 2/1/24......                     500,000        508,850             0               0       500,000        508,850
Andover Economic Development
  Authority Public Facilities
  Lease
  Revenue (Andover Community
  Center) 5.20% 2/1/29.......                           0              0     1,000,000       1,018,000     1,000,000      1,018,000
Minneapolis Development
  Revenue (Limited Tax
  Supported Common
  Bond Fund) 5.50% 12/1/24
  (AMT)......................                           0              0     1,000,000       1,043,730     1,000,000      1,043,730
St. Paul Port Authority Lease
  Revenue (Cedar Street
  Office Building Project)
  5.00% 12/1/22..............                           0              0     2,385,000       2,483,429     2,385,000      2,483,429
  5.125% 12/1/27.............                     500,000        522,445             0               0       500,000        522,445
  5.25% 12/1/27..............                   1,000,000      1,053,680     2,650,000       2,792,252     3,650,000      3,845,932
St. Paul Port Authority Lease
  Revenue (Robert Street
  Office Building Project)
  5.00% 12/1/27..............                     500,000        518,985     2,545,000       2,641,634     3,045,000      3,160,619
St. Paul Port Authority Lease
  Revenue (Robert Street
  Office Building Project)
  Series 9 5.25% 12/1/27.....                           0              0     2,000,000       2,115,360     2,000,000      2,115,360
                                                              ----------                   -----------                  -----------
                                                               2,603,960                    12,094,405                   14,698,365
                                                              ----------                   -----------                  -----------
PARKING REVENUE BONDS........       1.41%
St. Paul Housing &
  Redevelopment Authority
  Parking Revenue (Block
  19 Ramp Project) Series A
  5.35% 8/1/29 (FSA).........                   1,450,000      1,543,395     1,250,000       1,330,513     2,700,000      2,873,908
                                                              ----------                   -----------                  -----------
                                                               1,543,395                     1,330,513                    2,873,908
                                                              ----------                   -----------                  -----------

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS(A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                            DELAWARE INVESTMENTS
                                 % OF TOTAL                                                                       MINNESOTA
                                                  DELAWARE INVESTMENTS         DELAWARE INVESTMENTS       MUNICIPAL INCOME FUND II,
                                 INVESTMENTS            MINNESOTA                    MINNESOTA                      INC.
                                                  MUNICIPAL INCOME FUND      MUNICIPAL INCOME FUND II,
                                 (PRO FORMA             III, INC.                      INC.                  PRO FORMA COMBINED
                                  COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE       PAR       MARKET VALUE
                                 -----------   ----------    ------------   ----------    ------------    ----------   ------------
POLITICAL SUBDIVISION GENERAL
  OBLIGATION BONDS...........       4.74%
Hennepin County Series B
  5.00% 12/1/18..............                  $        0     $        0    $1,000,000     $ 1,058,150    $1,000,000    $ 1,058,150
Hennepin Regional Railroad
  Authority 5.00% 12/1/26....                           0              0     3,500,000       3,599,680     3,500,000      3,599,680
Metropolitan Council Waste
  Water Treatment Series B
  5.00% 12/1/21..............                     750,000        794,475     1,250,000       1,324,125     2,000,000      2,118,600
Minneapolis Sports Arena
  Project 5.125% 10/1/20.....                     750,000        782,033             0               0       750,000        782,033
Washington County Housing &
  Redevelopment Authority
  Series B
  5.50% 2/1/22 (MBIA)........                     850,000        904,349             0               0       850,000        904,349
  5.50% 2/1/32 (MBIA)........                           0              0     1,140,000       1,206,690     1,140,000      1,206,690
                                                              ----------                   -----------                  -----------
                                                               2,480,857                     7,188,645                    9,669,502
                                                              ----------                   -----------                  -----------
ss.PRE-REFUNDED BONDS........       8.76%
Esko Independent School
  District
  #99 5.65% 4/1/12-05 (FSA)..                           0              0       550,000         550,000       550,000        550,000
Esko Independent School
  District
  #99 5.75% 4/1/17-05 (FSA)..                   1,645,000      1,645,000             0               0     1,645,000      1,645,000
Hawley Independent School
  District
  #150 Series A 5.75%
  2/1/17-06 (FSA)............                           0              0     1,000,000       1,025,020     1,000,000      1,025,020
Minneapolis/St. Paul Housing
  & Redevelopment Authority
  Health Care
  Systems (Children's Health
  Care) Series A 5.50%
  8/15/25-05 (FSA)...........                           0              0     1,400,000       1,444,114     1,400,000      1,444,114
Minnesota Public Facilities
  Authority Water Pollution
  Control Revenue
  Series B 5.40% 3/1/15......                   2,200,000      2,256,452             0               0     2,200,000      2,256,452
Puerto Rico Commonwealth
  Public Improvement Series A
  5.00% 7/1/27-12............                           0              0     1,250,000       1,356,163     1,250,000      1,356,163
Puerto Rico Electric Power
  Authority Power Revenue
  Series Z 5.25% 7/1/21......                           0              0     1,500,000       1,511,100     1,500,000      1,511,100
Puerto Rico Highway &
  Transportation Authority
  Revenue Series Y
  5.50% 7/1/26-06............                           0              0     2,000,000       2,100,480     2,000,000      2,100,480
Puerto Rico Public Buildings
  Authority Series D 5.25%
  7/1/27-12..................                           0              0       625,000         678,006       625,000        678,006
Rosemount Independent School
  District
  #196 Series A 5.70%
  4/1/12-06..................                           0              0     1,270,000       1,307,148     1,270,000      1,307,148
Southern Minnesota Municipal
  Power Agency Supply Revenue
  Series A
  5.75% 1/1/18-05............                           0              0     3,715,000       3,996,337     3,715,000      3,996,337
                                                              ----------                   -----------                  -----------
                                                               3,901,452                    13,968,368                   17,869,820
                                                              ----------                   -----------                  -----------

PUBLIC POWER REVENUE BONDS...       9.07%
Minnesota State Municipal
  Power Agency Series A
  5.00% 10/1/34..............                     750,000        762,480     5,750,000       5,845,680     6,500,000      6,608,160
  5.25% 10/1/19..............                     500,000        533,110             0               0       500,000        533,110
Rochester Electric Utility
  Revenue 5.25% 12/1/30
  (AMBAC)....................                           0              0       450,000         473,976       450,000        473,976
&Southern Minnesota Municipal
  Power Agency Supply System
  Revenue,
  Inverse Floater ROLs Series
  II-R-189-3 8.096% 1/1/14
  (AMBAC)....................                   1,500,000      1,801,124     3,000,000       3,602,250     4,500,000      5,403,374
&Southern Minnesota Municipal
  Power Agency Supply System
  Revenue,
  Inverse Floater ROLs Series
  II-R-189 8.096% 1/1/15
  (AMBAC)....................                           0              0     1,500,000       1,821,840     1,500,000      1,821,840
Southern Minnesota Municipal
  Power Agency Supply System
  Revenue Series A
  5.00% 1/1/13 (MBIA)........                     500,000        540,445             0               0       500,000        540,445
  5.25% 1/1/15 (AMBAC).......                     700,000        775,096             0               0       700,000        775,096
  5.25% 1/1/16 (AMBAC).......                     500,000        552,990             0               0       500,000        552,990
Western Minnesota Municipal
  Power Agency Series A 5.00%
  1/1/30 (MBIA)..............                           0              0     1,100,000       1,137,389     1,100,000      1,137,389
Western Minnesota Municipal
  Power Agency Series B 5.00%
  1/1/15 (MBIA)..............                     600,000        648,768             0               0       600,000        648,768
                                                              ----------                   -----------                  -----------
                                                               5,614,013                    12,881,135                   18,495,148
                                                              ----------                   -----------                  -----------

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS(A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                            DELAWARE INVESTMENTS
                                   % OF TOTAL                                                                     MINNESOTA
                                                   DELAWARE INVESTMENTS        DELAWARE INVESTMENTS       MUNICIPAL INCOME FUND II,
                                   INVESTMENTS           MINNESOTA                   MINNESOTA                      INC.
                                                   MUNICIPAL INCOME FUND     MUNICIPAL INCOME FUND II,
                                   (PRO FORMA            III, INC.                     INC.                  PRO FORMA COMBINED
                                    COMBINED)       PAR      MARKET VALUE       PAR       MARKET VALUE       PAR       MARKET VALUE
                                   -----------   --------    ------------   ----------    ------------    ----------   ------------
SCHOOL DISTRICT GENERAL
  OBLIGATION BONDS.............       7.14%
Centennial Independent School
  District
  #012 Series A 5.00% 2/1/20
  (FSA)........................                  $      0     $        0    $  400,000     $   418,404    $  400,000    $   418,404
Elk River Independent School
  District
  #728 5.00% 2/1/16 (FGIC).....                         0              0     1,500,000       1,615,200     1,500,000      1,615,200
Farmington Independent School
  District
  #192 5.00% 2/1/23 (FSA)......                         0              0     1,080,000       1,124,032     1,080,000      1,124,032
Farmington Independent School
  District
  #192 Series B 5.00% 2/1/27
  (FSA)........................                   500,000        521,475     1,000,000       1,042,950     1,500,000      1,564,425
Lakeville Independent School
  District
  #194 Series A 4.75% 2/1/22
  (FSA)........................                         0              0     1,500,000       1,533,885     1,500,000      1,533,885
Minneapolis Special School
  District
  #001 5.00% 2/1/19 (FSA)......                         0              0     1,000,000       1,056,640     1,000,000      1,056,640
Morris Independent School
  District
  #769 5.00% 2/1/28 (MBIA).....                         0              0     2,750,000       2,848,037     2,750,000      2,848,037
Mounds View Independent School
  District
  #621 5.00% 2/1/23 (FSA)......                         0              0     1,000,000       1,043,040     1,000,000      1,043,040
Princeton Independent School
  District
  #477 Series A 5.00% 2/1/24
  (FSA)........................                   500,000        524,725       500,000         524,725     1,000,000      1,049,450
St. Michael Independent School
  District #885
  5.00% 2/1/22 (FSA)...........                         0              0     1,500,000       1,558,995     1,500,000      1,558,995
  5.00% 2/1/24 (FSA)...........                         0              0       725,000         748,664       725,000        748,664
                                                              ----------                   -----------                  -----------
                                                               1,046,200                    13,514,572                   14,560,772
                                                              ----------                   -----------                  -----------
SINGLE FAMILY HOUSING REVENUE
  BONDS........................       1.68%
Minnesota State Housing Finance
  Agency Single Family Housing
  Series
  1992-C2 6.15% 7/1/23 (AMT)...                   640,000        647,155       920,000         922,585     1,560,000      1,569,740
Minnesota State Housing Finance
  Agency Single Family Mortgage
  Series B 5.35% 1/1/33 (AMT)..                         0              0     1,145,000       1,157,802     1,145,000      1,157,802
Minnesota State Housing Finance
  Agency Single Family Mortgage
  Series J 5.90% 7/1/28 (AMT)..                         0              0       670,000         689,825       670,000        689,825
                                                              ----------                   -----------                  -----------
                                                                 647,155                     2,770,212                    3,417,367
                                                              ----------                   -----------                  -----------
STATE GENERAL OBLIGATION BONDS.       2.30%
Minnesota State 5.00% 8/1/21...                         0              0     3,875,000       4,069,951     3,875,000      4,069,951
&Minnesota State, Inverse
  Floater ROLs 7.824% 11/1/17..                         0              0       570,000         631,936       570,000        631,936
                                                              ----------                   -----------                  -----------
                                                                       0                     4,701,887                    4,701,887
                                                              ----------                   -----------                  -----------
TAX INCREMENT / SPECIAL
  ASSESSMENT BONDS.............       0.26%
Moorhead Economic Development
  Authority Tax Increment
  Series A
  5.25% 2/1/25 (MBIA)..........                         0              0       500,000         529,535       500,000        529,535
                                                              ----------                   -----------                  -----------
                                                                       0                       529,535                      529,535
                                                              ----------                   -----------                  -----------
TERRITORIAL GENERAL OBLIGATION
  BONDS........................       0.82%
Puerto Rico Commonwealth Public
  Improvement Series A 5.50%
  7/1/19 (MBIA)................                         0              0     1,000,000       1,151,650     1,000,000      1,151,650
University Virgin Islands
  Series A 5.375% 6/1/34.......                   500,000        520,070             0               0       500,000        520,070
                                                              ----------                   -----------                  -----------
                                                                 520,070                     1,151,650                    1,671,720
                                                              ----------                   -----------                  -----------

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS(A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                            DELAWARE INVESTMENTS
                                   % OF TOTAL                                                                     MINNESOTA
                                                   DELAWARE INVESTMENTS        DELAWARE INVESTMENTS       MUNICIPAL INCOME FUND II,
                                   INVESTMENTS           MINNESOTA                   MINNESOTA                      INC.
                                                   MUNICIPAL INCOME FUND     MUNICIPAL INCOME FUND II,
                                   (PRO FORMA            III, INC.                     INC.                  PRO FORMA COMBINED
                                    COMBINED)       PAR      MARKET VALUE       PAR       MARKET VALUE       PAR       MARKET VALUE
                                   -----------   --------    ------------   ----------    ------------    ----------   ------------
TERRITORIAL REVENUE BONDS......        0.53%
Puerto Rico Public Buildings
  Authority Guaranteed
  Government Facilities
 Revenue Series D (Unrefunded
  Portion) 5.25% 7/1/27........                   530,000        554,990             0               0       530,000        554,990
Virgin Islands Public Finance
  Authority 5.25% 10/1/23......                         0              0       500,000         525,375       500,000        525,375
                                                             -----------                  ------------                 ------------
                                                                 554,990                       525,375                    1,080,365
                                                             -----------                  ------------                 ------------
TOTAL MUNICIPAL BONDS..........                               39,222,231                   160,848,783                  200,071,014

SHORT TERM INVESTMENTS.........        1.94%
*VARIABLE RATE DEMAND NOTES
City of St. Cloud 2.18% 2/1/16.                   550,000        550,000             0               0       550,000        550,000
Midwest Consortium of Municipal
  Utilites Series A 2.28%
  1/1/25.......................                         0              0       250,000         250,000       250,000        250,000
Minneapolis Block E Buildings
  Series A 2.13% 3/1/27........                         0              0     1,250,000       1,250,000     1,250,000      1,250,000
Minneapolis Library 2.13%
  12/1/32......................                         0              0       700,000         700,000       700,000        700,000
Minneapolis Multifamily Housing
  Revenue (Seven Corners
  Apartments
 Project) 2.23% 11/1/31........                         0              0       300,000         300,000       300,000        300,000
Minnesota State Higher
  Education Facilities
  Authority (Carleton College)
 Series 5-G 2.13% 11/1/29......                         0              0       900,000         900,000       900,000        900,000
TOTAL SHORT TERM INVESTMENTS...                                  550,000                     3,400,000                    3,950,000
                                                             -----------                  ------------                 ------------
TOTAL INVESTMENTS AT MARKET....      100.00%                 $39,772,231                  $164,248,783                 $204,021,014
                                                             -----------                  ------------                 ------------
TOTAL INVESTMENTS AT COST                                    $38,128,090                  $157,846,585                 $195,974,675
                                                             -----------                  ------------                 ------------

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
VA - Insured by the Veterans Administration

ss. Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

& An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2005.

*    Variable rate notes. The interest shown is the rate as of March 31, 2005.

^ No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon completion of the acquisition, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions. However, the foregoing sentence shall not restrict in any way the ability of the investment advisor of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA COMBINED
STATEMENT OF ASSETS AND LIABILITIES
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                         DELAWARE INVESTMENTS
                                                                                                         MINNESOTA MUNICIPAL
                                         DELAWARE INVESTMENTS     DELAWARE INVESTMENTS                   INCOME FUND II, INC.
                                         MINNESOTA MUNICIPAL      MINNESOTA MUNICIPAL      PRO FORMA          PRO FORMA
                                         INCOME FUND III, INC.    INCOME FUND II, INC.    ADJUSTMENTS          COMBINED
                                        ----------------------   ---------------------    -----------    --------------------
ASSETS
Investments, at market value........         $39,772,231              $164,248,783         $       -         $204,021,014
Cash................................           1,469,634                   621,277          (106,822)A          1,984,089
Receivable for securities sold......               5,067                 2,451,314                 -            2,456,381
Interest receivable.................             623,454                 2,525,220                 -            3,148,674
                                             -----------              ------------         ---------         ------------
   Total Assets.....................          41,870,386               169,846,594          (106,822)         211,610,158
                                             -----------              ------------         ---------         ------------
LIABILITIES
Accrued expenses and other
 liabilities........................             106,822                   326,746          (106,822)A            326,746
Acquisition costs payable...........                   -                         -           150,000A,B           150,000
Payable for securities purchased....           1,043,819                 1,561,973                 -            2,605,792
                                             -----------              ------------         ---------         ------------
   Total Liabilities................           1,150,641                 1,888,719            43,178            3,082,538
LIQUIDATION VALUE OF PREFERRED STOCK          15,000,000                60,000,000                 -           75,000,000
NET ASSETS..........................         $25,719,745              $107,957,875         $(150,000)        $133,527,620
                                             -----------              ------------         ---------         ------------
INVESTMENT AT COST..................         $38,128,090              $157,846,585         $       -         $195,974,675
                                             ===========              ============         =========         ============
ANALYSIS OF NET ASSETS
Accumulated paid in capital.........         $23,648,910              $ 99,710,000         $       -         $123,358,910
Undistributed net investment income
 (Distribution in excess of net
 investment income).................             522,026                 2,250,617          (150,000)A,B        2,622,643
Accumulated net realized loss on
 investments........................             (95,332)                 (404,940)                -             (500,272)
Unrealized appreciation of
 investments........................           1,644,141                 6,402,198                 -            8,046,339
                                             -----------              ------------         ---------         ------------
Net Assets..........................         $25,719,745              $107,957,875         $(150,000)        $133,527,620
                                             ===========              ============         =========         ============
NET ASSETS..........................         $25,719,745              $107,957,875         $(150,000)        $133,527,620
OUTSTANDING COMMON SHARES...........           1,837,200                 7,252,200          (113,299)           8,976,101
NET ASSET VALUE PER COMMON SHARE:            $     14.00              $      14.89                           $      14.88C


A Under the Plan, Delaware Investments Minnesota Municipal Income Fund III, Inc. will deliver to Minnesota Municipal Income Fund II, Inc. at the Closing all of its existing assets except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out the Plan, which costs and expenses shall be established on its books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date; and (iii) pay such contingent liabilities as its Board of Directors or its officers shall reasonably deem to exist, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on its books.

B Adjustments reflect the costs of carrying out the Plan, which are estimated to be approximately $300,000, of which $75,000 will be borne by each Fund.

C As a result of the expenses of the Acquisition borne by each Fund and rounding certain calculations, the net asset value per share of the Acquiring Fund Common Shares after the Acquisition, as shown in the table above, is $0.01 less than the net asset per share of the Acquiring Fund Common Shares before the Acquisition. At the Closing, holders of Acquired Fund Common Shares will receive Acquiring Fund Common Shares that will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Common Shares previously held by such shareholders.

SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA COMBINED
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED MARCH 31, 2005
(UNAUDITED)

                                                                                                               DELAWARE INVESTMENTS
                                                                                                                MINNESOTA MUNICIPAL
                                                 DELAWARE INVESTMENTS    DELAWARE INVESTMENTS                  INCOME FUND II, INC.
                                                 MINNESOTA MUNICIPAL      MINNESOTA MUNICIPAL     PRO FORMA          PRO FORMA
                                                INCOME FUND III, INC.    INCOME FUND II, INC.    ADJUSTMENTS         COMBINED
                                                ---------------------    --------------------    -----------   --------------------
INVESTMENT INCOME
 Interest income ............................         $2,110,341              $ 8,517,640         $      -          $10,627,981
                                                      ----------              -----------         --------          -----------
EXPENSES
 Management fees ............................            163,520                  674,164                               837,684
 Accounting and administration expenses .....             60,500                   85,000          (40,814)A            104,686
 Remarketing agent fees .....................             37,070                  150,815                               187,885
 Dividend disbursing and transfer agent fees
   and expenses .............................             21,842                   58,423          (13,500)A             66,765
 Legal and professional fees ................             32,198                   47,348          (28,984)A             50,562
 Rating agency fees .........................              9,417                    6,416           (6,000)A              9,833
 Reports and statements to shareholders .....              7,868                   22,481           (3,000)A             27,349
 Taxes (other than taxes on income) .........              3,760                   17,237                                20,997
 Directors' fees ............................              3,915                    7,953                                11,868
 Pricing fees ...............................              2,192                    5,973           (2,192)A              5,973
 Custodian fees .............................              1,728                    4,888             (705)A              5,911
 Stock exchange fees ........................              1,595                    6,282                                 7,877
 Other ......................................              1,444                    2,988                                 4,432
                                                      ----------              -----------         --------          -----------
                                                         347,049                1,089,968          (95,195)           1,341,822
 Less expenses paid indirectly ..............             (1,712)                  (4,763)             705A              (5,770)
                                                      ----------              -----------         --------          -----------
 Total expenses .............................            345,337                1,085,205          (94,490)           1,336,052
                                                      ----------              -----------         --------          -----------
Net Investment Income .......................          1,765,004                7,432,435           94,490            9,291,929
                                                      ----------              -----------         --------          -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS:
 Net realized gain (loss) on investments ....            114,703                  257,523                -              372,226
 Change in unrealized appreciation/
   (depreciation) of investments ............           (762,302)              (2,017,417)               -           (2,779,719)
                                                      ----------              -----------         --------          -----------
NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS ................................           (647,599)              (1,759,894)               -           (2,407,493)
DIVIDENDS ON PREFERRED STOCK ................           (235,128)                (927,702)                           (1,162,830)
                                                      ----------              -----------         --------          -----------
CHANGE IN NET ASSETS RESULTING FROM
OPERATIONS ..................................         $  882,277              $ 4,744,839         $ 94,490          $ 5,721,606
                                                      ==========              ===========         ========          ===========


A  Adjustment to reflect appropriate expense levels by merging the funds.

SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005 (UNAUDITED)

   Delaware Investments Minnesota Municipal Income Fund II, Inc. (the "Fund") is organized as a Minnesota corporation. The Fund is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's common shares trade on the American Stock Exchange. The Fund's preferred shares are traded privately through a remarketing agent.

   The investment objective of the Fund is to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing substantially all (in excess of 80%) of its net assets in investment grade, tax-exempt Minnesota municipal obligations.

1. BASIS OF PRO FORMA PRESENTATION

   The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Delaware Investments Minnesota Municipal Income Fund III, Inc. by the Fund, as if such acquisition had taken place as of April 1, 2004.

   Under the terms of the Agreement and Plan of Acquisition, the combination of Delaware Investments Minnesota Municipal Income Fund III, Inc. and the Fund will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of substantially all of the assets of Delaware Investments Minnesota Municipal Income Fund III, Inc., in exchange for common shares of the Fund of equivalent aggregate net asset value (or, for preferred shares, for the same number of preferred shares having the same liquidation preference). The statement of assets and liabilities and the related statement of operations of Delaware Investments Minnesota Municipal Income Fund III, Inc. and the Fund have been combined as of and for the twelve months ended March 31, 2005.

   The accompanying pro forma financial statements should be read in conjunction with the financial statements of Delaware Investments Minnesota Municipal Income Fund III, Inc. and the Fund included in their annual report dated March 31, 2005.

   The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Delaware Investments Minnesota Municipal Income Fund III, Inc. and the Fund had taken place as of April 1, 2004.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

   Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

   Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

   Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and declares and pays distributions from net realized gain on investments, if any, annually. In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

   The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the twelve months ended March 31, 2005 were approximately $5,770. The expense paid under the above arrangement is included in the "custodian fees" expense caption on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

3. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

   In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the average daily net assets of the Fund, including assets attributable to any preferred stock that may be outstanding.

   The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services which are based on average net assets and paid on a monthly basis, subject to certain minimums.

   Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

4. CAPITAL STOCK

   Pursuant to the articles of incorporation, the Fund has 200 million shares of $0.01 par value common shares authorized. The Fund did not repurchase any shares under the Share Repurchase Program during the twelve months ended March 31, 2005. Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

   The Fund has one million shares of $0.01 par value Preferred Shares authorized. Under resolutions adopted by the Board of Directors, the Fund has issued 600, 600 and 300 Series A, B and D Preferred Shares, respectively. Series A, B, and D Preferred Shares have substantially similar preferences, voting powers, restrictions as to dividends, qualifications, liquidation rights and terms and conditions of redemption. The preferred shares of the Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

   Dividends for the outstanding preferred shares of the Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged from 1% to 2.4% during the twelve-month period ended March 31, 2005.

   Citigroup Global Markets, Inc. (formerly Smith Barney, Harris Upham & Co., Inc.), as the remarketing agent, receives an annual fee from the Fund of 0.25% of the average amount of preferred stock outstanding.

   Under the 1940 Act, the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund are not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or (c) changes in their fundamental investment restrictions.

5. CREDIT AND MARKET RISKS

   The Fund uses leverage in the form of preferred shares. Leveraging may result in a higher degree of volatility because a Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

   The Fund invests substantially all of its assets in securities issued by Minnesota municipalities. The value of these investments may be adversely affected by new legislation within state, regional or local economic conditions and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Portfolio of Investments.

   The Fund may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Portfolio of Investments.

   The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at that time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of "AAA" or the equivalent from Moody's, S&P and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

   The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. Such securities are denoted on the Portfolio of Investments.

6. CONTRACTUAL OBLIGATIONS

   The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS (A)
AS OF MARCH 31, 2005
(UNAUDITED)


                                                                       DELAWARE INVESTMENTS         DELAWARE INVESTMENTS
                                                      % OF TOTAL            MINNESOTA                    MINNESOTA
                                                      INVESTMENTS     MUNICIPAL INCOME FUND,       MUNICIPAL INCOME FUND
                                                      (PRO FORMA               INC.                      III, INC.
                                                       COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE
                                                      -----------    -------------------------    -------------------------
MUNICIPAL BONDS                                          98.28%
AIRPORT REVENUE BONDS                                     6.55%
Minneapolis/St. Paul Metropolitan Airports
 Commission Revenue Series A
 5.25% 1/1/16 (MBIA) .............................                  $        0     $        0    $        0     $        0
 5.00% 1/1/22 (MBIA) .............................                   1,000,000      1,041,310             0              0
 5.125% 1/1/25 (FGIC) ............................                           0              0       900,000        928,557
 5.00% 1/1/28 (MBIA) .............................                           0              0       750,000        774,503
 5.00% 1/1/30 (AMBAC) ............................                     250,000        253,460       750,000        760,380
Minneapolis/St. Paul Metropolitan Airports
 Commission Revenue Series B
 5.25% 1/1/24 (FGIC) (AMT) .......................                           0              0             0              0
Minneapolis/St. Paul Metropolitan Airports
 Commission Revenue Series C
 5.25% 1/1/32 (FGIC) .............................                   2,500,000      2,609,075             0              0
                                                                                   ----------                   ----------
                                                                                    3,903,845                    2,463,440
                                                                                   ----------                   ----------
CITY GENERAL OBLIGATION BONDS.....................        2.68%
Metropolitan Council Minnesota (Minneapolis/St.
 Paul Metropolitan Area)
 Series C 5.00% 2/1/22 ...........................                     500,000        521,950             0              0
Moorhead Series B 5.00% 2/1/33 (MBIA).............                           0              0     1,250,000      1,296,450
Willmar (Rice Memorial Hospital Project) 5.00%
 2/1/32 (FSA).....................................                   1,000,000      1,032,970             0              0
                                                                                   ----------                   ----------
                                                                                    1,554,920                    1,296,450
                                                                                   ----------                   ----------
CONTINUING CARE/RETIREMENT REVENUE BONDS..........        2.26%
Minneapolis Health Care Facility Revenue
 (Jones-Harrison Residence Project)
 6.00% 10/1/27....................................                           0              0             0              0
Minnesota Agriculture & Economic Development
 Board Revenue (Benedictine Health Systems) 5.75%
 2/1/29...........................................                           0              0       600,000        585,060
Moorhead Economic Development Authority
 Multifamily Revenue (Eventide Lutheran Home
 Project) Series B 6.00% 6/1/18...................                           0              0             0              0
St. Paul Housing & Redevelopment Authority
 Revenue (Franciscan Health Project) 5.40%
 11/20/42 (GNMA)(FHA).............................                     880,000        917,426     1,820,000      1,897,405
                                                                                   ----------                   ----------
                                                                                      917,426                    2,482,465
                                                                                   ----------                   ----------
CORPORATE BACKED REVENUE BONDS....................        3.62%
Anoka County Solid Waste Disposal National Rural
 Co-Op Utility (United Power Association) Series A
 6.95% 12/1/08 (AMT)..............................                     560,000        563,455             0              0
Burnsville Commonwealth Development (Holiday Inn
 Project) 5.90% 4/1/08............................                           0              0             0              0

                                                                                     DELAWARE INVESTMENTS
                                                        DELAWARE INVESTMENTS               MINNESOTA
                                                              MINNESOTA            MUNICIPAL INCOME FUND II,
                                                      MUNICIPAL INCOME FUND II,              INC.
                                                                INC.                  PRO FORMA COMBINED
                                                         PAR       MARKET VALUE    PAR/SHARES   MARKET VALUE
                                                      -------------------------    -------------------------
MUNICIPAL BONDS
AIRPORT REVENUE BONDS
Minneapolis/St. Paul Metropolitan Airports
 Commission Revenue Series A
 5.25% 1/1/16 (MBIA) .............................    $1,000,000    $ 1,078,730    $1,000,000    $ 1,078,730
 5.00% 1/1/22 (MBIA) .............................     2,000,000      2,082,620     3,000,000      3,123,930
 5.125% 1/1/25 (FGIC) ............................             0              0       900,000        928,557
 5.00% 1/1/28 (MBIA) .............................     1,370,000      1,414,758     2,120,000      2,189,261
 5.00% 1/1/30 (AMBAC) ............................     1,450,000      1,470,068     2,450,000      2,483,908
Minneapolis/St. Paul Metropolitan Airports
 Commission Revenue Series B
 5.25% 1/1/24 (FGIC) (AMT) .......................     1,000,000      1,030,150     1,000,000      1,030,150
Minneapolis/St. Paul Metropolitan Airports
 Commission Revenue Series C
 5.25% 1/1/32 (FGIC) .............................     3,500,000      3,652,705     6,000,000      6,261,780
                                                                    -----------                  -----------
                                                                     10,729,031                   17,096,316
                                                                    -----------                  -----------
CITY GENERAL OBLIGATION BONDS.....................
Metropolitan Council Minnesota (Minneapolis/St.
 Paul Metropolitan Area)
 Series C 5.00% 2/1/22 ...........................       500,000        521,950     1,000,000      1,043,900
Moorhead Series B 5.00% 2/1/33 (MBIA).............     2,000,000      2,074,320     3,250,000      3,370,770
Willmar (Rice Memorial Hospital Project)
 5.00% 2/1/32 (FSA)...............................     1,500,000      1,549,455     2,500,000      2,582,425
                                                                    -----------                  -----------
                                                                      4,145,725                    6,997,095
                                                                    -----------                  -----------
CONTINUING CARE/RETIREMENT REVENUE BONDS..........
Minneapolis Health Care Facility Revenue
 (Jones-Harrison Residence Project)
 6.00% 10/1/27....................................     1,565,000      1,489,285     1,565,000      1,489,285
Minnesota Agriculture & Economic Development
 Board Revenue (Benedictine Health Systems)
 5.75% 2/1/29.....................................             0              0       600,000        585,060
Moorhead Economic Development Authority
 Multifamily Revenue (Eventide Lutheran Home
 Project) Series B 6.00% 6/1/18...................     1,000,000      1,000,730     1,000,000      1,000,730
St. Paul Housing & Redevelopment Authority
 Revenue (Franciscan Health Project)
 5.40% 11/20/42 (GNMA)(FHA).......................             0              0     2,700,000      2,814,831
                                                                    -----------                  -----------
                                                                      2,490,015                    5,889,906
                                                                    -----------                  -----------
CORPORATE BACKED REVENUE BONDS....................
Anoka County Solid Waste Disposal National Rural
 Co-Op Utility (United Power Association) Series A
 6.95% 12/1/08 (AMT)..............................             0              0       560,000        563,455
Burnsville Commonwealth Development (Holiday Inn
 Project) 5.90% 4/1/08............................     1,430,000      1,415,228     1,430,000      1,415,228

                                      F-28

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS (A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                       DELAWARE INVESTMENTS         DELAWARE INVESTMENTS
                                                      % OF TOTAL            MINNESOTA                    MINNESOTA
                                                      INVESTMENTS     MUNICIPAL INCOME FUND,       MUNICIPAL INCOME FUND
                                                      (PRO FORMA               INC.                      III, INC.
                                                       COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE
                                                      -----------    -------------------------    -------------------------
Cloquet Pollution Control Revenue (Potlatch
 Corporation Project) 5.90% 10/1/26...............                  $        0     $        0    $1,000,000     $1,007,840
Minneapolis Community Development Agency
 Supported Development Revenue (Pajor Graphics)
 Series 1(LOC US Bank NA) 6.75% 12/1/25 (AMT).....                           0              0       865,000        924,382
Sartell Environmental Improvement Revenue
 (International Paper) Series A 5.20% 6/1/27......                   1,000,000      1,003,290             0              0
                                                                                   ----------                   ----------
                                                                                    1,566,745                    1,932,222
                                                                                   ----------                   ----------
ESCROWED TO MATURITY BONDS........................       9.43%
Dakota/Washington Counties Housing &
 Redevelopment Authority Bloomington Single Family
 Residential Mortgage Revenue 8.375% 9/1/21 (GNMA)
 (FHA) (AMT)......................................                   2,555,000      3,715,762             0              0
Southern Minnesota Municipal Power Agency Series
 B 5.50% 1/1/15 (AMBAC)...........................                     390,000        392,613             0              0
 5.75% 1/1/11 (FGIC) .............................                   1,000,000        999,910             0              0
St. Paul Housing & Redevelopment Authority Sales
 Tax (Civic Center Project)
 5.55% 11/1/23 ...................................                           0              0             0              0
 5.55% 11/1/23 (MBIA) ............................                           0              0             0              0
University of Minnesota Hospital & Clinics 6.75%
 12/1/16..........................................                           0              0     2,580,000      3,122,393
Western Minnesota Municipal Power Agency 6.625%
 1/1/16...........................................                           0              0             0              0
                                                                                   ----------                   ----------
                                                                                    5,108,285                    3,122,393
                                                                                   ----------                   ----------
HIGHER EDUCATION REVENUE BONDS....................        5.58%
Minnesota State Higher Education Facilities
 Authority (College of St. Benedict) Series 5-W
 5.00% 3/1/20.....................................                   1,000,000      1,025,250             0              0
(College of St. Benedict) Series 5-W
 5.25% 3/1/24.....................................                           0              0       300,000        309,888
(St. Catherine College) Series 5-N1
 5.375% 10/1/32...................................                           0              0             0              0
(St. Mary's University) Series 5-U
 4.80% 10/1/23....................................                           0              0             0              0
(St.Thomas University) Series 4-A1
 5.625% 10/1/21...................................                           0              0     1,010,000      1,043,421
(St. Thomas University) Series 5-Y
 5.25% 10/1/34....................................                           0              0             0              0
St. Cloud Housing & Redevelopment Authority
 Revenue (State University Foundation Project)
 5.00% 5/1/23.....................................                           0              0             0              0

                                      F-29

                                                                                     DELAWARE INVESTMENTS
                                                        DELAWARE INVESTMENTS               MINNESOTA
                                                              MINNESOTA            MUNICIPAL INCOME FUND II,
                                                      MUNICIPAL INCOME FUND II,              INC.
                                                                INC.                  PRO FORMA COMBINED
                                                         PAR       MARKET VALUE    PAR/SHARES   MARKET VALUE
                                                      -------------------------    -------------------------
Cloquet Pollution Control Revenue (Potlatch
 Corporation Project) 5.90% 10/1/26...............    $4,500,000    $ 4,535,280    $5,500,000    $ 5,543,120
Minneapolis Community Development Agency
 Supported Development Revenue (Pajor Graphics)
 Series 1(LOC US Bank NA) 6.75% 12/1/25 (AMT).....             0              0       865,000        924,382
Sartell Environmental Improvement Revenue
 (International Paper) Series A 5.20% 6/1/27......             0              0     1,000,000      1,003,290
                                                                    -----------                  -----------
                                                                      5,950,508                    9,449,475
                                                                    -----------                  -----------
ESCROWED TO MATURITY BONDS........................
Dakota/Washington Counties Housing &
 Redevelopment Authority Bloomington Single Family
 Residential Mortgage Revenue 8.375% 9/1/21 (GNMA)
 (FHA) (AMT)......................................     5,500,000      7,998,705     8,055,000     11,714,467
Southern Minnesota Municipal Power Agency Series
 B 5.50% 1/1/15 (AMBAC)...........................             0              0       390,000        392,613
 5.75% 1/1/11 (FGIC) .............................             0              0     1,000,000        999,910
St. Paul Housing & Redevelopment Authority Sales
 Tax (Civic Center Project)
 5.55% 11/1/23 ...................................     2,300,000      2,329,624     2,300,000      2,329,624
 5.55% 11/1/23 (MBIA) ............................     4,200,000      4,254,096     4,200,000      4,254,096
University of Minnesota Hospital & Clinics 6.75%
 12/1/16..........................................             0              0     2,580,000      3,122,393
Western Minnesota Municipal Power Agency 6.625%
 1/1/16...........................................     1,535,000      1,801,583     1,535,000      1,801,583
                                                                    -----------                  -----------
                                                                     16,384,008                   24,614,686
                                                                    -----------                  -----------
HIGHER EDUCATION REVENUE BONDS....................
Minnesota State Higher Education Facilities
 Authority (College of St. Benedict)
 Series 5-W
 5.00% 3/1/20.....................................     1,000,000      1,025,250     2,000,000      2,050,500
(College of St. Benedict) Series 5-W
 5.25% 3/1/24.....................................             0              0       300,000        309,888
(St. Catherine College) Series 5-N1
 5.375% 10/1/32...................................     1,500,000      1,561,935     1,500,000      1,561,935
(St. Mary's University) Series 5-U
 4.80% 10/1/23....................................     1,400,000      1,400,490     1,400,000      1,400,490
(St.Thomas University) Series 4-A1
 5.625% 10/1/21...................................     1,000,000      1,033,090     2,010,000      2,076,511
(St. Thomas University) Series 5-Y
 5.25% 10/1/34....................................     1,500,000      1,563,795     1,500,000      1,563,795
St. Cloud Housing & Redevelopment Authority
 Revenue (State University Foundation Project)
 5.00% 5/1/23.....................................     1,000,000      1,035,830     1,000,000      1,035,830

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS (A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                       DELAWARE INVESTMENTS         DELAWARE INVESTMENTS
                                                      % OF TOTAL            MINNESOTA                    MINNESOTA
                                                      INVESTMENTS     MUNICIPAL INCOME FUND,       MUNICIPAL INCOME FUND
                                                      (PRO FORMA               INC.                      III, INC.
                                                       COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE
                                                      -----------    -------------------------    -------------------------
University of Minnesota Series A
 5.50% 7/1/21.....................................                  $1,000,000     $1,139,840    $        0     $        0
                                                                                   ----------                   ----------
                                                                                    2,165,090                    1,353,309
                                                                                   ----------                   ----------
HOSPITAL REVENUE BONDS............................       14.27%
Bemidji Hospital Facilities Revenue (North County
 Health Services)
 5.00% 9/1/24 (RADIAN)............................                   1,000,000      1,027,390       500,000        513,695
Duluth Economic Development Authority Health Care
 Facilities Revenue (Benedictine Health System -
 St. Mary's Hospital)
 5.25% 2/15/33....................................                   1,250,000      1,268,963     1,000,000      1,015,170
Minneapolis Health Care System Revenue (Allina
 Health Systems) Series A
 5.75% 11/15/32...................................                   1,100,000      1,164,262     1,100,000      1,164,262
Minneapolis Health Care System Revenue (Fairview
 Health Services) Series A
 5.625% 5/15/32...................................                           0              0             0              0
Minnesota Agricultural & Economic Development
 Health Care System
 (Fairview Hospital) Series A
 6.375% 11/15/29..................................                   1,750,000      1,902,740     1,250,000      1,359,099
Minnesota Agricultural & Economic Development
 Health Care System
 (Fairview Hospital) Series 97A 5.75%
 11/15/26 (MBIA)..................................                           0              0             0              0
Rochester Health Care Facilities Revenue (Mayo
 Foundation) Series B 5.50%
 11/15/27.........................................                           0              0     1,000,000      1,061,190
Shakopee Health Care Facilities Revenue
 (St. Francis Regional Medical Center)
 5.25% 9/1/34.....................................                     500,000        505,160       310,000        313,199
St. Louis Park Health Care Facilities Revenue
 (Park Nicollet Health Services) Series B 5.25%
 7/1/30...........................................                           0              0             0              0
St. Paul Housing & Redevelopment Authority Health
 Care Facilities Revenue (Regions Hospital
 Project) 5.30% 5/15/28...........................                     700,000        703,892             0              0
Waconia Health Care Facilities Revenue (Ridgeview
 Medical Center Project) Series A 6.10% 1/1/19
 (RADIAN).........................................                           0              0             0              0
                                                                                   ----------                   ----------
                                                                                    6,572,407                    5,426,615
                                                                                   ----------                   ----------
MISCELLANEOUS REVENUE BONDS.......................        2.71%
Minneapolis Art Center Facilities Revenue (Walker
 Art Center Project)
 5.125% 7/1/21....................................                   1,600,000      1,664,976       250,000        260,153

                                                                                     DELAWARE INVESTMENTS
                                                        DELAWARE INVESTMENTS               MINNESOTA
                                                              MINNESOTA            MUNICIPAL INCOME FUND II,
                                                      MUNICIPAL INCOME FUND II,              INC.
                                                                INC.                  PRO FORMA COMBINED
                                                         PAR       MARKET VALUE    PAR/SHARES   MARKET VALUE
                                                      -------------------------    -------------------------
University of Minnesota Series A
 5.50% 7/1/21.....................................    $3,000,000    $ 3,419,520    $4,000,000    $ 4,559,360
                                                                    -----------                  -----------
                                                                     11,039,910                   14,558,309
                                                                    -----------                  -----------
HOSPITAL REVENUE BONDS............................
Bemidji Hospital Facilities Revenue (North County
 Health Services)
 5.00% 9/1/24 (RADIAN)............................             0              0     1,500,000      1,541,085
Duluth Economic Development Authority Health Care
 Facilities Revenue (Benedictine Health System -
 St. Mary's Hospital)
 5.25% 2/15/33....................................     5,000,000      5,075,850     7,250,000      7,359,983
Minneapolis Health Care System Revenue (Allina
 Health Systems) Series A
 5.75% 11/15/32...................................     1,000,000      1,058,420     3,200,000      3,386,944
Minneapolis Health Care System Revenue (Fairview
 Health Services) Series A
 5.625% 5/15/32...................................     2,750,000      2,898,308     2,750,000      2,898,308
Minnesota Agricultural & Economic Development
 Health Care System
 (Fairview Hospital) Series A
 6.375% 11/15/29..................................     3,300,000      3,588,024     6,300,000      6,849,863
Minnesota Agricultural & Economic Development
 Health Care System
 (Fairview Hospital) Series 97A 5.75%
 11/15/26 (MBIA)..................................     5,550,000      5,956,703     5,550,000      5,956,703
Rochester Health Care Facilities Revenue (Mayo
 Foundation) Series B 5.50%
 11/15/27.........................................     3,365,000      3,570,904     4,365,000      4,632,094
Shakopee Health Care Facilities Revenue
 (St. Francis Regional Medical Center)
 5.25% 9/1/34.....................................             0              0       810,000        818,359
St. Louis Park Health Care Facilities Revenue
 (Park Nicollet Health Services) Series B 5.25%
 7/1/30...........................................     1,250,000      1,270,038     1,250,000      1,270,038
St. Paul Housing & Redevelopment Authority Health
 Care Facilities Revenue (Regions Hospital
 Project) 5.30% 5/15/28...........................       300,000        301,668     1,000,000      1,005,560
Waconia Health Care Facilities Revenue (Ridgeview
 Medical Center Project) Series A 6.10% 1/1/19
 (RADIAN).........................................     1,405,000      1,534,246     1,405,000      1,534,246
                                                                    -----------                  -----------
                                                                     25,254,161                   37,253,183
                                                                    -----------                  -----------
MISCELLANEOUS REVENUE BONDS.......................
Minneapolis Art Center Facilities Revenue (Walker
 Art Center Project)
 5.125% 7/1/21....................................     2,400,000      2,497,464     4,250,000      4,422,593

                                      F-32

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS (A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                       DELAWARE INVESTMENTS        DELAWARE INVESTMENTS
                                                      % OF TOTAL            MINNESOTA                   MINNESOTA
                                                      INVESTMENTS     MUNICIPAL INCOME FUND,      MUNICIPAL INCOME FUND
                                                      (PRO FORMA               INC.                     III, INC.
                                                       COMBINED)        PAR       MARKET VALUE      PAR      MARKET VALUE
                                                      -----------    -------------------------    -----------------------
Minneapolis Community Development Agency
 (Supported Development Revenue Limited Tax Common
 Bond Fund)
 Series G1 5.70% 12/1/19..........................                  $        0     $        0    $      0     $        0
Minneapolis Community Development Agency
 (Supported Development Revenue Limited Tax Common
 Bond Fund)
 Series G-3 5.45% 12/1/31.........................                   1,000,000      1,046,740           0              0
Minneapolis Community Development Agency
 (Supported Development Revenue Limited Tax Common
 Bond Fund)
 Series 5 5.70% 12/1/27...........................                           0              0           0              0
                                                                                   ----------                 ----------
                                                                                    2,711,716                    260,153
                                                                                   ----------                 ----------
MULTIFAMILY HOUSING REVENUE BONDS.................       5.51%
Chanhassen Multifamily Housing Revenue (Heritage
 Park Project-Section 8)
 6.20% 7/1/30 (FHA) (AMT).........................                           0              0           0              0
Harmony Multifamily Housing Revenue Refunding
 Section 8 (Zedakah Foundation Project) Series A
 5.95% 9/1/20.....................................                           0              0           0              0
Minneapolis Multifamily Housing Revenue (Gaar
 Scott Loft Project)
 5.95% 5/1/30 (AMT)...............................                           0              0     975,000      1,029,785
Minneapolis Multifamily Housing Revenue (Olson
 Townhomes Project)
 6.00% 12/1/19 (AMT)..............................                           0              0     965,000        943,307
Minneapolis Multifamily Housing Revenue (Seward
 Towers Project)
 5.00% 5/20/36 (GNMA).............................                   1,000,000      1,009,290           0              0
Minneapolis Multifamily Housing Revenue (Sumner
 Housing Project) Series A
 5.15% 2/20/45 (GNMA) (AMT).......................                           0              0           0              0
Minnesota State Housing Finance Agency Series A
 5.00% 2/1/35 (AMT)...............................                           0              0           0              0
Minnesota State Housing Finance Agency Series D
 5.95% 2/1/18 (MBIA)..............................                           0              0           0              0
Southeastern Minnesota Multi County Housing &
 Redevelopment Authority (Winona County) 5.35%
 1/1/28...........................................                     300,000        301,974           0              0
Stillwater Multifamily Housing Revenue
 (Stillwater Cottages Project) (Orleans Homes
 Number One) 7.25% 11/1/27 (AMT)..................                           0              0           0              0

                                                                                     DELAWARE INVESTMENTS
                                                        DELAWARE INVESTMENTS               MINNESOTA
                                                              MINNESOTA            MUNICIPAL INCOME FUND II,
                                                      MUNICIPAL INCOME FUND II,              INC.
                                                                INC.                  PRO FORMA COMBINED
                                                         PAR       MARKET VALUE    PAR/SHARES   MARKET VALUE
                                                      -------------------------    -------------------------
Minneapolis Community Development Agency
 (Supported Development Revenue Limited Tax Common
 Bond Fund)
 Series G1 5.70% 12/1/19..........................    $1,100,000    $1,225,444     $1,100,000    $1,225,444
Minneapolis Community Development Agency
 (Supported Development Revenue Limited Tax Common
 Bond Fund)
 Series G-3 5.45% 12/1/31.........................             0             0      1,000,000     1,046,740
Minneapolis Community Development Agency
 (Supported Development Revenue Limited Tax Common
 Bond Fund)
 Series 5 5.70% 12/1/27...........................       375,000       381,795        375,000       381,795
                                                                    ----------                   ----------
                                                                     4,104,703                    7,076,572
                                                                    ----------                   ----------
MULTIFAMILY HOUSING REVENUE BONDS.................
Chanhassen Multifamily Housing Revenue (Heritage
 Park Project-Section 8)
 6.20% 7/1/30 (FHA) (AMT).........................     1,105,000     1,141,454      1,105,000     1,141,454
Harmony Multifamily Housing Revenue Refunding
 Section 8 (Zedakah Foundation Project) Series A
 5.95% 9/1/20.....................................     1,000,000       847,950      1,000,000       847,950
Minneapolis Multifamily Housing Revenue (Gaar
 Scott Loft Project)
 5.95% 5/1/30 (AMT)...............................             0             0        975,000     1,029,785
Minneapolis Multifamily Housing Revenue (Olson
 Townhomes Project)
 6.00% 12/1/19 (AMT)..............................             0             0        965,000       943,307
Minneapolis Multifamily Housing Revenue (Seward
 Towers Project)
 5.00% 5/20/36 (GNMA).............................     1,000,000     1,009,290      2,000,000     2,018,580
Minneapolis Multifamily Housing Revenue (Sumner
 Housing Project) Series A
 5.15% 2/20/45 (GNMA) (AMT).......................     3,575,000     3,586,868      3,575,000     3,586,868
Minnesota State Housing Finance Agency Series A
 5.00% 2/1/35 (AMT)...............................     1,000,000       983,930      1,000,000       983,930
Minnesota State Housing Finance Agency Series D
 5.95% 2/1/18 (MBIA)..............................       155,000       158,257        155,000       158,257
Southeastern Minnesota Multi County Housing &
 Redevelopment Authority (Winona County) 5.35%
 1/1/28...........................................       870,000       875,725      1,170,000     1,177,699
Stillwater Multifamily Housing Revenue
 (Stillwater Cottages Project) (Orleans Homes
 Number One) 7.25% 11/1/27 (AMT)..................     1,540,000     1,490,951      1,540,000     1,490,951

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS (A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                       DELAWARE INVESTMENTS         DELAWARE INVESTMENTS
                                                      % OF TOTAL            MINNESOTA                    MINNESOTA
                                                      INVESTMENTS     MUNICIPAL INCOME FUND,       MUNICIPAL INCOME FUND
                                                      (PRO FORMA               INC.                      III, INC.
                                                       COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE
                                                      -----------    -------------------------    -------------------------
Washington County Housing & Redevelopment
 Authority Governmental Revenue (Woodland Park
 Apartments Project) 4.70% 10/1/32................                  $1,000,000     $1,001,940    $        0     $        0
                                                                                   ----------                   ----------
                                                                                    2,313,204                    1,973,092
                                                                                   ----------                   ----------
MUNICIPAL LEASE REVENUE BONDS.....................       6.29%
Andover Economic Development Authority Public
 Facilities Lease Revenue (Andover Community
 Center) 5.125% 2/1/24............................                           0              0       500,000        508,850
Andover Economic Development Authority Public
 Facilities Lease Revenue (Andover Community
 Center) 5.20% 2/1/29.............................                           0              0             0              0
Minneapolis Development Revenue (Limited Tax
 Supported Common Bond Fund)
 5.50% 12/1/24 (AMT)..............................                           0              0             0              0
St. Paul Port Authority Lease Revenue (Cedar
 Street Office Building Project)
 5.00% 12/1/22 ...................................                           0              0             0              0
 5.125% 12/1/27 ..................................                     500,000        522,445       500,000        522,445
 5.25% 12/1/27 ...................................                   1,150,000      1,211,732     1,000,000      1,053,680
St. Paul Port Authority Lease Revenue (Robert
 Street Office Building Project) 5.00% 12/1/27....                           0              0       500,000        518,985
St. Paul Port Authority Lease Revenue (Robert
 Street Office Building Project)
 Series 9 5.25% 12/1/27...........................                           0              0             0              0
                                                                                   ----------                   ----------
                                                                                    1,734,177                    2,603,960
                                                                                   ----------                   ----------
PARKING REVENUE BONDS.............................       1.37%
St. Paul Housing & Redevelopment Authority
 Parking Revenue (Block 19 Ramp Project) Series A
 5.35% 8/1/29 (FSA)...............................                     650,000        691,867     1,450,000      1,543,395
                                                                                   ----------                   ----------
                                                                                      691,867                    1,543,395
                                                                                   ----------                   ----------
POLITICAL SUBDIVISION GENERAL
 Obligation Bonds.................................       4.98%
Hennepin County Series B 5.00% 12/1/18............                   1,300,000      1,375,595             0              0
Hennepin Regional Railroad Authority 5.00%
 12/1/26..........................................                           0              0             0              0
Metropolitan Council Waste Water Treatment Series
 B 5.00% 12/1/21..................................                           0              0       750,000        794,475
Minneapolis Sports Arena Project
 5.125% 10/1/20...................................                           0              0       750,000        782,033

                                                                                     DELAWARE INVESTMENTS
                                                        DELAWARE INVESTMENTS               MINNESOTA
                                                              MINNESOTA            MUNICIPAL INCOME FUND II,
                                                      MUNICIPAL INCOME FUND II,              INC.
                                                                INC.                  PRO FORMA COMBINED
                                                         PAR       MARKET VALUE    PAR/SHARES   MARKET VALUE
                                                      -------------------------    -------------------------
Washington County Housing & Redevelopment
 Authority Governmental Revenue (Woodland Park
 Apartments Project) 4.70% 10/1/32................    $        0    $         0    $1,000,000    $ 1,001,940
                                                                    -----------                  -----------
                                                                     10,094,425                   14,380,721
                                                                    -----------                  -----------
MUNICIPAL LEASE REVENUE BONDS.....................
Andover Economic Development Authority Public
 Facilities Lease Revenue (Andover Community
 Center) 5.125% 2/1/24............................             0              0       500,000        508,850
Andover Economic Development Authority Public
 Facilities Lease Revenue (Andover Community
 Center) 5.20% 2/1/29.............................     1,000,000      1,018,000     1,000,000      1,018,000
Minneapolis Development Revenue (Limited Tax
 Supported Common Bond Fund)
 5.50% 12/1/24 (AMT)..............................     1,000,000      1,043,730     1,000,000      1,043,730
St. Paul Port Authority Lease Revenue (Cedar
 Street Office Building Project)
 5.00% 12/1/22 ...................................     2,385,000      2,483,429     2,385,000      2,483,429
 5.125% 12/1/27 ..................................             0              0     1,000,000      1,044,890
 5.25% 12/1/27 ...................................     2,650,000      2,792,252     4,800,000      5,057,664
St. Paul Port Authority Lease Revenue (Robert
 Street Office Building Project) 5.00% 12/1/27....     2,545,000      2,641,634     3,045,000      3,160,619
St. Paul Port Authority Lease Revenue (Robert
 Street Office Building Project)
 Series 9 5.25% 12/1/27...........................     2,000,000      2,115,360     2,000,000      2,115,360
                                                                    -----------                  -----------
                                                                     12,094,405                   16,432,542
                                                                    -----------                  -----------
PARKING REVENUE BONDS.............................
St. Paul Housing & Redevelopment Authority
 Parking Revenue (Block 19 Ramp Project) Series A
 5.35% 8/1/29 (FSA)...............................     1,250,000      1,330,513     3,350,000      3,565,775
                                                                    -----------                  -----------
                                                                      1,330,513                    3,565,775
                                                                    -----------                  -----------
POLITICAL SUBDIVISION GENERAL
 OBLIGATION BONDS.................................
Hennepin County Series B 5.00% 12/1/18............     1,000,000      1,058,150     2,300,000      2,433,745
Hennepin Regional Railroad Authority 5.00% 1
 2/1/26...........................................     3,500,000      3,599,680     3,500,000      3,599,680
Metropolitan Council Waste Water Treatment Series
 B 5.00% 12/1/21..................................     1,250,000      1,324,125     2,000,000      2,118,600
Minneapolis Sports Arena Project
 5.125% 10/1/20...................................             0              0       750,000        782,033

                                      F-36

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS (A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                       DELAWARE INVESTMENTS         DELAWARE INVESTMENTS
                                                      % OF TOTAL            MINNESOTA                    MINNESOTA
                                                      INVESTMENTS     MUNICIPAL INCOME FUND,       MUNICIPAL INCOME FUND
                                                      (PRO FORMA               INC.                      III, INC.
                                                       COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE
                                                      -----------    -------------------------    -------------------------
Washington County Housing & Redevelopment
 Authority Series B
 5.50% 2/1/22 (MBIA) .............................                  $  855,000     $  909,669    $  850,000     $  904,349
 5.50% 2/1/32 (MBIA) .............................                   1,000,000      1,058,500             0              0
                                                                                   ----------                   ----------
                                                                                    3,343,764                    2,480,857
                                                                                   ----------                   ----------
SS.PRE-REFUNDED BONDS.............................       8.10%
Esko Independent School District #99
 5.65% 4/1/12-05 (FSA)............................                           0              0             0              0
Esko Independent School District #99
 5.75% 4/1/17-05 (FSA)............................                           0              0     1,645,000      1,645,000
Hawley Independent School District #150
 Series A 5.75% 2/1/17-06 (FSA)...................                           0              0             0              0
Minneapolis/St. Paul Housing & Redevelopment
 Authority Health Care Systems (Children's Health
 Care) Series A 5.50% 8/15/25-05 (FSA)............                           0              0             0              0
Minnesota Public Facilities Authority Water
 Pollution Control Revenue Series B  5.40% 3/1/15.                           0              0     2,200,000      2,256,452
Puerto Rico Commonwealth 6.00% 7/1/26-07..........                   1,000,000      1,083,230             0              0
Puerto Rico Commonwealth Public Improvement
 Series A 5.00% 7/1/27-12.........................                           0              0             0              0
Puerto Rico Electric Power Authority Power
 Revenue Series Z 5.25% 7/1/21....................                           0              0             0              0
Puerto Rico Highway & Transportation
 Authority Revenue Series Y 5.50% 7/1/26-06.......                           0              0             0              0
Puerto Rico Public Buildings Authority
 Series D 5.25% 7/1/27-12.........................                     845,000        916,664             0              0
Rosemount Independent School District 196 Series
 A 5.70% 4/1/12-06................................                           0              0             0              0
Southern Minnesota Municipal Power Agency Supply
 Revenue Series A 5.75% 1/1/18-05.................                           0              0             0              0
St. Francis Independent School District 15 Series
 A 6.30% 2/1/11-06 (FSA)..........................                   1,250,000      1,286,888             0              0
                                                                                   ----------                   ----------
                                                                                    3,286,782                    3,901,452
                                                                                   ----------                   ----------

                                                                                     DELAWARE INVESTMENTS
                                                        DELAWARE INVESTMENTS               MINNESOTA
                                                              MINNESOTA            MUNICIPAL INCOME FUND II,
                                                      MUNICIPAL INCOME FUND II,              INC.
                                                                INC.                  PRO FORMA COMBINED
                                                         PAR       MARKET VALUE    PAR/SHARES   MARKET VALUE
                                                      -------------------------    -------------------------
Washington County Housing & Redevelopment
 Authority Series B
 5.50% 2/1/22 (MBIA) .............................    $        0    $         0    $1,705,000   $  1,814,018
 5.50% 2/1/32 (MBIA) .............................     1,140,000      1,206,690     2,140,000      2,265,190
                                                                    -----------                  -----------
                                                                      7,188,645                   13,013,266
                                                                    -----------                  -----------
SS.PRE-REFUNDED BONDS.............................
Esko Independent School District #99
 5.65% 4/1/12-05 (FSA)............................       550,000        550,000       550,000        550,000
Esko Independent School District #99
 5.75% 4/1/17-05 (FSA)............................             0              0     1,645,000      1,645,000
Hawley Independent School District #150
 Series A 5.75% 2/1/17-06 (FSA)...................     1,000,000      1,025,020     1,000,000      1,025,020
Minneapolis/St. Paul Housing & Redevelopment
 Authority Health Care Systems (Children's Health
 Care) Series A 5.50% 8/15/25-05 (FSA)............     1,400,000      1,444,114     1,400,000      1,444,114
Minnesota Public Facilities Authority Water
 Pollution Control Revenue Series B 5.40% 3/1/15..             0              0     2,200,000      2,256,452
Puerto Rico Commonwealth 6.00% 7/1/26-07..........             0              0     1,000,000      1,083,230
Puerto Rico Commonwealth Public Improvement
 Series A 5.00% 7/1/27-12.........................     1,250,000      1,356,163     1,250,000      1,356,163
Puerto Rico Electric Power Authority Power
 Revenue Series Z 5.25% 7/1/21....................     1,500,000      1,511,100     1,500,000      1,511,100
Puerto Rico Highway & Transportation
 Authority Revenue Series Y 5.50% 7/1/26-06.......     2,000,000      2,100,480     2,000,000      2,100,480
Puerto Rico Public Buildings Authority
 Series D 5.25% 7/1/27-12.........................       625,000        678,006     1,470,000      1,594,670
Rosemount Independent School District 196 Series
 A 5.70% 4/1/12-06................................     1,270,000      1,307,148     1,270,000      1,307,148
Southern Minnesota Municipal Power Agency Supply
 Revenue Series A 5.75% 1/1/18-05.................     3,715,000      3,996,337     3,715,000      3,996,337
St. Francis Independent School District 15 Series
 A 6.30% 2/1/11-06 (FSA)..........................             0              0     1,250,000      1,286,888
                                                                    -----------                 ------------
                                                                     13,968,368                 $251,115.923
                                                                    -----------                 ------------

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS (A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                       DELAWARE INVESTMENTS         DELAWARE INVESTMENTS
                                                      % OF TOTAL            MINNESOTA                    MINNESOTA
                                                      INVESTMENTS     MUNICIPAL INCOME FUND,       MUNICIPAL INCOME FUND
                                                      (PRO FORMA               INC.                      III, INC.
                                                       COMBINED)        PAR       MARKET VALUE       PAR       MARKET VALUE
                                                      -----------    -------------------------    -------------------------
PUBLIC POWER REVENUE BONDS........................       11.52%
Chaska Electric Revenue
 Series A 6.00% 10/1/25-10........................                  $1,000,000    $ 1,093,430    $        0     $        0
Minnesota State Municipal Power Agency Series A
 5.00% 10/1/34 ...................................                           0              0       750,000        762,480
 5.25% 10/1/19 ...................................                   1,110,000      1,183,504       500,000        533,110
Rochester Electric Utility Revenue
 5.25% 12/1/30 (AMBAC)............................                     150,000        157,992             0              0
&Southern Minnesota Municipal Power Agency Supply
 System Revenue, Inverse Floater ROLs Series
 II-R-189-3 8.096% 1/1/14 (AMBAC).................                   2,500,000      3,001,874     1,500,000      1,801,124
&Southern Minnesota Municipal Power Agency Supply
 System Revenue, Inverse Floater ROLs Series
 II-R-189 8.096% 1/1/15 (AMBAC)...................                           0              0             0              0
Southern Minnesota Municipal Power Agency Supply
 System Revenue Series A
 5.00% 1/1/12 (AMBAC) ............................                   1,000,000      1,081,000             0              0
 5.00% 1/1/13 (MBIA) .............................                     500,000        540,445       500,000        540,445
 5.25% 1/1/15 (AMBAC) ............................                     570,000        631,150       700,000        775,096
 5.25% 1/1/16 (AMBAC) ............................                   1,000,000      1,105,980       500,000        552,990
Western Minnesota Municipal Power Agency Series A
 5.00% 1/1/30 (MBIA)..............................                   1,900,000      1,964,581             0              0
Western Minnesota Municipal Power Agency Series B
 5.00% 1/1/15 (MBIA)..............................                     765,000        827,179       600,000        648,768
                                                                                  -----------                   ----------
                                                                                   11,587,135                    5,614,013
                                                                                  -----------                   ----------
SCHOOL DISTRICT GENERAL OBLIGATION BONDS..........        8.05%
Centennial Independent School District #012
 Series A 5.00% 2/1/20 (FSA)......................                     400,000        418,404             0              0
Elk River Independent School District #728 5.00%
 2/1/16 (FGIC)....................................                           0              0             0              0
Farmington Independent School District #192 5.00%
 2/1/23 (FSA).....................................                   1,200,000      1,248,924             0              0
Farmington Independent School District #192
 Series B 5.00% 2/1/27 (FSA)......................                           0              0       500,000        521,475
Lakeville Independent School District #194 Series
 A 4.75% 2/1/22 (FSA).............................                     500,000        511,295             0              0
Minneapolis Special School District #001 5.00%
 2/1/19 (FSA).....................................                     675,000        713,232             0              0
Morris Independent School District #769 5.00%
 2/1/28 (MBIA)....................................                   1,000,000      1,035,650             0              0
Mounds View Independent School District #621
 5.00% 2/1/23 (FSA)...............................                   1,020,000      1,063,901             0              0

                                                                                     DELAWARE INVESTMENTS
                                                        DELAWARE INVESTMENTS               MINNESOTA
                                                              MINNESOTA            MUNICIPAL INCOME FUND II,
                                                      MUNICIPAL INCOME FUND II,              INC.
                                                                INC.                  PRO FORMA COMBINED
                                                         PAR       MARKET VALUE    PAR/SHARES   MARKET VALUE
                                                      -------------------------    -------------------------
PUBLIC POWER REVENUE BONDS........................
Chaska Electric Revenue
 Series A 6.00% 10/1/25-10........................    $        0    $         0    $1,000,000    $ 1,093,430
Minnesota State Municipal Power Agency Series A
 5.00% 10/1/34 ...................................     5,750,000      5,845,680     6,500,000      6,608,160
 5.25% 10/1/19 ...................................             0              0     1,610,000      1,716,614
Rochester Electric Utility Revenue
 5.25% 12/1/30 (AMBAC)............................       450,000        473,976       600,000        631,968
&Southern Minnesota Municipal Power Agency Supply
 System Revenue, Inverse Floater ROLs Series
 II-R-189-3 8.096% 1/1/14 (AMBAC).................     3,000,000      3,602,250     7,000,000      8,405,248
&Southern Minnesota Municipal Power Agency Supply
 System Revenue, Inverse Floater ROLs Series
 II-R-189 8.096% 1/1/15 (AMBAC)...................     1,500,000      1,821,840     1,500,000      1,821,840
Southern Minnesota Municipal Power Agency Supply
 System Revenue Series A
 5.00% 1/1/12 (AMBAC) ............................             0              0     1,000,000      1,081,000
 5.00% 1/1/13 (MBIA) .............................             0              0     1,000,000      1,080,890
 5.25% 1/1/15 (AMBAC) ............................             0              0     1,270,000      1,406,246
 5.25% 1/1/16 (AMBAC) ............................             0              0     1,500,000      1,658,970
Western Minnesota Municipal Power Agency Series A
 5.00% 1/1/30 (MBIA)..............................     1,100,000      1,137,389     3,000,000      3,101,970
Western Minnesota Municipal Power Agency Series B
 5.00% 1/1/15 (MBIA)..............................             0              0     1,365,000      1,475,947
                                                                    -----------                  -----------
                                                                     12,881,135                   30,082,283
                                                                    -----------                  -----------
SCHOOL DISTRICT GENERAL OBLIGATION BONDS..........
Centennial Independent School District #012
 Series A 5.00% 2/1/20 (FSA)......................       400,000        418,404       800,000        836,808
Elk River Independent School District #728 5.00%
 2/1/16 (FGIC)....................................     1,500,000      1,615,200     1,500,000      1,615,200
Farmington Independent School District #192 5.00%
 2/1/23 (FSA).....................................     1,080,000      1,124,032     2,280,000      2,372,956
Farmington Independent School District #192
 Series B 5.00% 2/1/27 (FSA)......................     1,000,000      1,042,950     1,500,000      1,564,425
Lakeville Independent School District #194 Series
 A 4.75% 2/1/22 (FSA).............................     1,500,000      1,533,885     2,000,000      2,045,180
Minneapolis Special School District #001 5.00%
 2/1/19 (FSA).....................................     1,000,000      1,056,640     1,675,000      1,769,872
Morris Independent School District #769 5.00%
 2/1/28 (MBIA)....................................     2,750,000      2,848,037     3,750,000      3,883,687
Mounds View Independent School District #621
 5.00% 2/1/23 (FSA)...............................     1,000,000      1,043,040     2,020,000      2,106,941

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS (A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                       DELAWARE INVESTMENTS        DELAWARE INVESTMENTS
                                                      % OF TOTAL            MINNESOTA                   MINNESOTA
                                                      INVESTMENTS     MUNICIPAL INCOME FUND,      MUNICIPAL INCOME FUND
                                                      (PRO FORMA               INC.                     III, INC.
                                                       COMBINED)        PAR       MARKET VALUE      PAR      MARKET VALUE
                                                      -----------    -------------------------    -----------------------
Princeton Independent School District #477 Series
 A 5.00% 2/1/24 (FSA).............................                  $        0     $        0    $500,000     $  524,725
Robbinsdale Independent School District #281
 5.00% 2/1/21 (FSA)...............................                     500,000        521,165           0              0
St. Michael Independent School District #885
 5.00% 2/1/22 (FSA) ..............................                     500,000        519,665           0              0
 5.00% 2/1/24 (FSA) ..............................                     400,000        413,056           0              0
                                                                                   ----------                 ----------
                                                                                    6,445,292                  1,046,200
                                                                                   ----------                 ----------
SINGLE FAMILY HOUSING REVENUE BONDS...............       1.64%
Dakota County Housing & Redevelopment Authority
 Single Family Mortgage Revenue 5.85% 10/1/30
 (GNMA) (FNMA) (AMT)..............................                      42,000         42,926           0              0
Minnesota State Housing Finance Agency Single
 Family Housing Series 1992-C2
 6.15% 7/1/23 (AMT)...............................                           0              0     640,000        647,155
Minnesota State Housing Finance Agency Single
 Family Mortgage Series B
 5.35% 1/1/33 (AMT)...............................                           0              0           0              0
Minnesota State Housing Finance Agency Single
 Family Mortgage Series J
 5.90% 7/1/28 (AMT)...............................                     785,000        808,228           0              0
                                                                                   ----------                 ----------
                                                                                      851,154                    647,155
                                                                                   ----------                 ----------
STATE GENERAL OBLIGATION BONDS....................       2.26%
Minnesota State 5.00% 8/1/21......................                   1,150,000      1,207,857           0              0
&Minnesota State, Inverse Floater ROLs 7.824%
 11/1/17..........................................                           0              0           0              0
                                                                                   ----------                 ----------
                                                                                    1,207,857                          0
                                                                                   ----------                 ----------
TAX INCREMENT / SPECIAL ASSESSMENT BONDS..........       0.41%
Moorhead Economic Development Authority Tax
 Increment Series A 5.25% 2/1/25 (MBIA)...........                     500,000        529,535           0              0
                                                                                   ----------                 ----------
                                                                                      529,535                          0
                                                                                   ----------                 ----------
TERRITORIAL GENERAL OBLIGATION BONDS..............       0.64%
Puerto Rico Commonwealth Public Improvement
 Series A 5.50% 7/1/19 (MBIA).....................                           0              0           0              0
University Virgin Islands Series A
 5.375% 6/1/34....................................                           0              0     500,000        520,070
                                                                                   ----------                 ----------
                                                                                            0                    520,070
                                                                                   ----------                 ----------
TERRITORIAL REVENUE BONDS.........................       0.41%
Puerto Rico Public Buildings Authority Guaranteed
 Government Facilities Revenue Series D
 (Unrefunded Portion) 5.25% 7/1/27................                           0              0     530,000        554,990

                                                                                     DELAWARE INVESTMENTS
                                                        DELAWARE INVESTMENTS               MINNESOTA
                                                              MINNESOTA            MUNICIPAL INCOME FUND II,
                                                      MUNICIPAL INCOME FUND II,              INC.
                                                                INC.                  PRO FORMA COMBINED
                                                         PAR       MARKET VALUE    PAR/SHARES   MARKET VALUE
                                                      -------------------------    -------------------------
Princeton Independent School District #477 Series
 A 5.00% 2/1/24 (FSA).............................    $  500,000    $   524,725    $1,000,000    $ 1,049,450
Robbinsdale Independent School District #281
 5.00% 2/1/21 (FSA)...............................             0              0       500,000        521,165
St. Michael Independent School District #885
 5.00% 2/1/22 (FSA) ..............................     1,500,000      1,558,995     2,000,000      2,078,660
 5.00% 2/1/24 (FSA) ..............................       725,000        748,664     1,125,000      1,161,720
                                                                    -----------                  -----------
                                                                     13,514,572                   21,006,064
                                                                    -----------                  -----------
SINGLE FAMILY HOUSING REVENUE BONDS...............
Dakota County Housing & Redevelopment Authority
 Single Family Mortgage Revenue 5.85% 10/1/30
 (GNMA) (FNMA) (AMT)..............................             0              0        42,000         42,926
Minnesota State Housing Finance Agency Single
 Family Housing Series 1992-C2
 6.15% 7/1/23 (AMT)...............................       920,000        922,585     1,560,000      1,569,740
Minnesota State Housing Finance Agency Single
 Family Mortgage Series B
 5.35% 1/1/33 (AMT)...............................     1,145,000      1,157,802     1,145,000      1,157,802
Minnesota State Housing Finance Agency Single
 Family Mortgage Series J
 5.90% 7/1/28 (AMT)...............................       670,000        689,825     1,455,000      1,498,053
                                                                    -----------                  -----------
                                                                      2,770,212                    4,268,521
                                                                    -----------                  -----------
STATE GENERAL OBLIGATION BONDS....................
Minnesota State 5.00% 8/1/21......................     3,875,000      4,069,951     5,025,000      5,277,808
&Minnesota State, Inverse Floater ROLs 7.824%
 11/1/17..........................................       570,000        631,936       570,000        631,936
                                                                    -----------                  -----------
                                                                      4,701,887                    5,909,744
                                                                    -----------                  -----------
TAX INCREMENT / SPECIAL ASSESSMENT BONDS..........
Moorhead Economic Development Authority Tax
 Increment Series A 5.25% 2/1/25 (MBIA)...........       500,000        529,535     1,000,000      1,059,070
                                                                    -----------                  -----------
                                                                        529,535                    1,059,070
                                                                    -----------                  -----------
TERRITORIAL GENERAL OBLIGATION BONDS..............
Puerto Rico Commonwealth Public Improvement
 Series A 5.50% 7/1/19 (MBIA).....................     1,000,000      1,151,650     1,000,000      1,151,650
University Virgin Islands Series A
 5.375% 6/1/34....................................             0              0       500,000        520,070
                                                                    -----------                  -----------
                                                                      1,151,650                    1,671,720
                                                                    -----------                  -----------
TERRITORIAL REVENUE BONDS.........................
Puerto Rico Public Buildings Authority Guaranteed
 Government Facilities Revenue Series D
 (Unrefunded Portion) 5.25% 7/1/27................             0              0       530,000        554,990

                                      F-40

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA PORTFOLIO OF INVESTMENTS (A)
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                      DELAWARE INVESTMENTS       DELAWARE INVESTMENTS
                                                      % OF TOTAL           MINNESOTA                  MINNESOTA
                                                      INVESTMENTS    MUNICIPAL INCOME FUND,     MUNICIPAL INCOME FUND
                                                      (PRO FORMA              INC.                    III, INC.
                                                       COMBINED)       PAR      MARKET VALUE      PAR      MARKET VALUE
                                                      -----------    -----------------------    -----------------------
Virgin Islands Public Finance Authority
 5.25% 10/1/23....................................                  $      0    $         0    $      0    $         0
                                                                                -----------                -----------
                                                                                          0                    554,990
                                                                                -----------                -----------
TOTAL MUNICIPAL BONDS.............................                               56,491,201                 39,222,231
SHORT TERM INVESTMENTS............................        1.72%
*VARIABLE RATE DEMAND NOTES
City of St. Cloud 2.18% 2/1/16....................                         0              0     550,000        550,000
Midwest Consortium of Municipal Utilites Series A
 2.28% 1/1/25.....................................                   250,000        250,000           0              0
Minneapolis Block E Buildings Series A
 2.13% 3/1/27.....................................                         0              0           0              0
Minneapolis Library 2.13% 12/1/32.................                   300,000        300,000           0              0
Minneapolis Multifamily Housing Revenue (Seven
 Corners Apartments Project) 2.23% 11/1/31........                         0              0           0              0
Minnesota State Higher Education Facilities
 Authority (Carleton College) Series 5-G 2.13%
 11/1/29..........................................                         0              0           0              0
                                                                                -----------                -----------
TOTAL SHORT TERM INVESTMENTS......................                                  550,000                    550,000
                                                                                -----------                -----------
TOTAL INVESTMENTS AT MARKET.......................      100.00%                 $57,041,201                $39,772,231
                                                                                -----------                -----------
TOTAL INVESTMENTS AT COST.........................                              $55,141,248                $38,128,090
                                                                                -----------                -----------

                                                                                     DELAWARE INVESTMENTS
                                                        DELAWARE INVESTMENTS               MINNESOTA
                                                              MINNESOTA            MUNICIPAL INCOME FUND II,
                                                      MUNICIPAL INCOME FUND II,              INC.
                                                                INC.                  PRO FORMA COMBINED
                                                         PAR       MARKET VALUE    PAR/SHARES   MARKET VALUE
                                                      -------------------------    -------------------------
Virgin Islands Public Finance Authority
 5.25% 10/1/23....................................    $  500,000   $    525,375    $  500,000   $    525,375
                                                                   ------------                 ------------
                                                                        525,375                    1,080,365
                                                                   ------------                 ------------
TOTAL MUNICIPAL BONDS.............................                  160,848,783                  256,562,215
SHORT TERM INVESTMENTS............................
*VARIABLE RATE DEMAND NOTES
City of St. Cloud 2.18% 2/1/16....................             0              0       550,000        550,000
Midwest Consortium of Municipal Utilites Series A
 2.28% 1/1/25.....................................       250,000        250,000       500,000        500,000
Minneapolis Block E Buildings Series A
 2.13% 3/1/27.....................................     1,250,000      1,250,000     1,250,000      1,250,000
Minneapolis Library 2.13% 12/1/32.................       700,000        700,000     1,000,000      1,000,000
Minneapolis Multifamily Housing Revenue (Seven
 Corners Apartments Project)
 2.23% 11/1/31....................................       300,000        300,000       300,000        300,000
Minnesota State Higher Education Facilities
 Authority (Carleton College) Series 5-G 2.13%
 11/1/29... ......................................       900,000        900,000       900,000        900,000
                                                                   ------------                 ------------
TOTAL SHORT TERM INVESTMENTS......................                    3,400,000                    4,500,000
                                                                   ------------                 ------------
TOTAL INVESTMENTS AT MARKET.......................                 $164,248,783                 $261,062,215
                                                                   ------------                 ------------
TOTAL INVESTMENTS AT COST.........................                 $157,846,585                 $251,115,923
                                                                   ------------                 ------------

---------------
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
>LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
VA - Insured by the Veterans Administration

ss. Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

& An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2005.

*    Variable rate notes. The interest shown is the rate as of March 31, 2005.

^ No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon completion of the acquisition, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions. However, the foregoing sentence shall not restrict in any way the ability of the investment advisor of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

                  SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA COMBINED
STATEMENT OF ASSETS AND LIABILITIES
AS OF MARCH 31, 2005
(UNAUDITED)

                                                                                                               DELAWARE INVESTMENTS
                                                                                                                MINNESOTA MUNICIPAL
                         DELAWARE INVESTMENTS    DELAWARE INVESTMENTS    DELAWARE INVESTMENTS                  INCOME FUND II, INC.
                         MINNESOTA MUNICIPAL     MINNESOTA MUNICIPAL      MINNESOTA MUNICIPAL     PRO FORMA          PRO FORMA
                          INCOME FUND, INC.     INCOME FUND III, INC.    INCOME FUND II, INC.    ADJUSTMENTS         COMBINED
                         --------------------   ---------------------    --------------------    -----------   --------------------
ASSETS
Investments, at
 market value........        $57,041,201             $39,772,231             $164,248,783         $       -        $261,062,215
Cash.................             10,173               1,469,634                  621,277          (219,788)A         1,881,296
Receivable for
 securities sold.....            108,401                   5,067                2,451,314                 -           2,564,782
Interest receivable..            721,469                 623,454                2,525,220                 -           3,870,143
                             -----------             -----------             ------------         ---------        ------------
   Total Assets......         57,881,244              41,870,386              169,846,594          (219,788)        269,378,436
                             -----------             -----------             ------------         ---------        ------------
LIABILITIES
Accrued expenses and
 other liabilities...            112,966                 106,822                  326,746          (219,788)A           326,746
Acquisition costs
 payable.............                  -                       -                        -           225,000A,B          225,000
Payable for
 securities purchased             30,684               1,043,819                1,561,973                 -           2,636,476
                             -----------             -----------             ------------         ---------        ------------
   Total Liabilities.            143,650               1,150,641                1,888,719             5,212           3,188,222

LIQUIDATION VALUE OF
 PREFERRED STOCK.....         20,000,000              15,000,000               60,000,000                 -          95,000,000
                             -----------             -----------             ------------         ---------        ------------
NET ASSETS...........        $37,737,594             $25,719,745             $107,957,875         $(225,000)       $171,190,214
                             ===========             ===========             ============         =========        ============
INVESTMENT AT COST...        $55,141,248             $38,128,090             $157,846,585         $       -         251,115,923

ANALYSIS OF NET
 ASSETS
Accumulated paid in
 capital.............        $35,426,619             $23,648,910             $ 99,710,000         $       -         158,785,529
Undistributed net
 investment income...            389,101                 522,026                2,250,617          (225,000)A,B       2,936,744
Accumulated net
 realized loss on
 investments.........             21,921                 (95,332)                (404,940)                -            (478,351)
Unrealized
 appreciation of
 investments.........          1,899,953               1,644,141                6,402,198                 -           9,946,292
                             -----------             -----------             ------------         ---------        ------------
NET ASSETS...........        $37,737,594             $25,719,745             $107,957,875         $(225,000)       $171,190,214
                             ===========             ===========             ============         =========        ============
NET ASSETS...........        $37,737,594             $25,719,745             $107,957,875         $(225,000)       $171,190,214
OUTSTANDING COMMON
 SHARES..............          2,594,700               1,837,200                7,252,200          (176,230)         11,507,870
NET ASSET VALUE PER
 COMMON SHARE:.......        $     14.54             $     14.00             $      14.89                          $      14.88C

---------------
A Under the Plans, Delaware Investments Minnesota Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income III, Inc. will deliver to Delaware Minnesota Municipal Income Fund II, Inc. at the Closing all of their existing assets except for cash, bank deposits or cash equivalent securities in an estimated amount nessary to: (i) pay the costs and expenses of carrying out the Plans, which costs and expenses shall be established on their books as liability reserves; (ii) discharges their unpaid liabilities on their books at the Closing Date; and (iii) pay such contingent liabilities as their Board of Directors or their officers shall reasonably deem to exist, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on their books.

B Adjustments reflect the costs of carrying out the Plans, which are estimated to be approximately $300,000, of which $75,000 will be borne by each Fund.

C As a result of the expenses of the Acquisition borne by each Fund and rounding certain calculations, the net asset value per share of the Acquiring Fund Common Shares after the Acquisition, as shown in the table above, is $0.01 less than the net asset per share of the Acquiring Fund Common Shares before the Acquisition. At the Closing, holders of Acquired Fund Common Shares will receive Acquiring Fund Common Shares that will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Common Shares previously held by such shareholders.

SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA COMBINED
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED MARCH 31, 2005
(UNAUDITED)

                                                                                                               DELAWARE INVESTMENTS
                                                                                                                MINNESOTA MUNICIPAL
                         DELAWARE INVESTMENTS    DELAWARE INVESTMENTS    DELAWARE INVESTMENTS                  INCOME FUND II, INC.
                         MINNESOTA MUNICIPAL     MINNESOTA MUNICIPAL      MINNESOTA MUNICIPAL     PRO FORMA          PRO FORMA
                          INCOME FUND, INC.     INCOME FUND III, INC.    INCOME FUND II, INC.    ADJUSTMENTS         COMBINED
                         --------------------   ---------------------    --------------------    -----------   --------------------
INVESTMENT INCOME
   INTEREST INCOME...        $ 2,805,252              $2,110,341              $ 8,517,640         $       -         $13,433,233
                             -----------              ----------              -----------         ---------         -----------
EXPENSES
   Management fees...            232,006                 163,520                  674,164                             1,069,690
   Accounting and
    administration
    expenses.........             85,000                  60,500                   85,000           (96,821)A           133,679
   Remarketing agent
    fees.............             50,354                  37,070                  150,815                               238,239
   Dividend
    disbursing and
    transfer agent fees
    and expenses......            40,318                  21,842                   58,423           (44,318)A            76,265
   Legal and
    professional fees.            38,703                  32,198                   47,348           (61,704)A            56,545
   Rating agency fees              9,000                   9,417                    6,416           (11,583)A            13,250
   Reports and
    statements to
    shareholders......             7,387                   7,868                   22,481            (3,000)A            34,736
   Taxes (other than
    taxes on income)..             6,948                   3,760                   17,237                                27,945
   Directors' fees...              4,571                   3,915                    7,953                                16,439
   Pricing fees......              3,454                   2,192                    5,973            (5,646)A             5,973
   Custodian fees....              2,279                   1,728                    4,888            (1,505)A             7,390
   Stock exchange
    fees.............              2,258                   1,595                    6,282                                10,135
   Other.............                995                   1,444                    2,988                                 5,427
                             -----------              ----------              -----------         ---------         -----------
                                 483,273                 347,049                1,089,968          (224,577)          1,695,713
   Less expenses paid
    indirectly.......             (2,197)                 (1,712)                  (4,763)            1,505A             (7,167)
                             -----------              ----------              -----------         ---------         -----------
   Total expenses....            481,076                 345,337                1,085,205          (223,072)          1,688,546
                             -----------              ----------              -----------         ---------         -----------
NET INVESTMENT INCOME          2,324,176               1,765,004                7,432,435           223,072          11,744,687
                             -----------              ----------              -----------         ---------         -----------
NET REALIZED AND
 UNREALIZED GAIN/
 (LOSS) ON
 INVESTMENTS:
   Net realized gain
    (loss) on
    investments......            268,227                 114,703                  257,523                 -             640,453
   Change in
    unrealized
    appreciation/
   (depreciation) of
   investments.......         (1,027,949)               (762,302)              (2,017,417)                -          (3,807,668)
                             -----------              ----------              -----------         ---------         -----------
NET REALIZED AND
 UNREALIZED LOSS ON
 INVESTMENTS.........           (759,722)               (647,599)              (1,759,894)                -          (3,167,215)
DIVIDENDS ON
 PREFERRED STOCK.....           (305,320)               (235,128)                (927,702)                           (1,468,150)
                             -----------              ----------              -----------         ---------         -----------
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS..........        $ 1,259,134              $  882,277              $ 4,744,839         $ 223,072         $ 7,109,322
                             ===========              ==========              ===========         =========         ===========

---------------
A    Adjustment to reflect appropriate expense levels by merging the funds.


SEE PRO FORMA NOTES TO FINANCIAL STATEMENTS

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
PRO FORMA NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005 (UNAUDITED)

Delaware Investments Minnesota Municipal Income Fund II, Inc. (the "Fund") is organized as a Minnesota corporation. The Fund is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's common shares trade on the American Stock Exchange. The Fund's preferred shares are traded privately through a remarketing agent.

The investment objective of the Fund is to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing substantially all (in excess of 80%) of its net assets in investment grade, tax-exempt Minnesota municipal obligations.

1. BASIS OF PRO FORMA PRESENTATION

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisitions of Delaware Investments Minnesota Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc. by the Fund, as if such acquisitions had taken place as of April 1, 2004.

Under the terms of the Agreements and Plans of Acquisition, the combination of Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund III, Inc. and the Fund will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of substantially all of the assets of Delaware Investments Minnesota Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc., in exchange for common shares of the Fund of equivalent aggregate net asset value (or, for preferred shares, for the same number of preferred shares having the same liquidation preference). The statement of assets and liabilities and the related statement of operations of Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund III, Inc. and the Fund have been combined as of and for the twelve months ended March 31, 2005.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund III, Inc. and the Fund included in their annual report dated March 31, 2005.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund III, Inc. and the Fund had taken place as of April 1, 2004.

2. SIGNIFICANT ACCOUNTING POLICIES

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and declares and pays distributions from net realized gain on investments, if any, annually. In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the twelve months ended March 31, 2005 were approximately $7,167. The expense paid under the above arrangement is included in the "custodian fees" expense caption on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

3. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the average daily net assets of the Fund, including assets attributable to any preferred stock that may be outstanding.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services which are based on average net assets and paid on a monthly basis, subject to certain minimums.

Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

4. CAPITAL STOCK

Pursuant to the articles of incorporation, the Fund has 200 million shares of $0.01 par value common shares authorized. The Fund did not repurchase any shares under the Share Repurchase Program during the twelve months ended March 31, 2005. Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

The Fund has one million shares of $0.01 par value Preferred Shares authorized. Under resolutions adopted by the Board of Directors, the Fund has issued 600, 600, 400 and 300 of Series A, B, C and D Preferred Shares, respectively. Series A, B, C and D Preferred Shares have substantially similar preferences, voting powers, restrictions as to dividends, qualifications, liquidation rights and terms and conditions of redemption. The preferred shares of the Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of the Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged from 1% to 2.6% during the twelve-month period ended March 31, 2005.

Citigroup Global Markets, Inc. (formerly Smith Barney, Harris Upham & Co., Inc.), as the remarketing agent, receives an annual fee from the Fund of 0.25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund are not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or (c) changes in their fundamental investment restrictions.

5. CREDIT AND MARKET RISKS

The Fund uses leverage in the form of preferred shares. Leveraging may result in a higher degree of volatility because a Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Fund invests substantially all of its assets in securities issued by Minnesota municipalities. The value of these investments may be adversely affected by new legislation within state, regional or local economic conditions and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Portfolio of Investments.

The Fund may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Portfolio of Investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at that time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of "AAA" or the equivalent from Moody's, S&P and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. Such securities are denoted on the Portfolio of Investments.

6. CONTRACTUAL OBLIGATIONS

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

     DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC. (THE "FUND")

                                  COMMON SHARES

            JOINT SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 9, 2005
                        PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Michael P. Bishof, David F. Connor and Kathryn R. Williams or any of them, attorneys, with full power of substitution, to vote all shares of the Fund, as indicated above, that the undersigned is entitled to vote at the above stated Joint Special Meeting of Shareholders to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103-7055 on December 9, 2005 at 3:00 p.m., Eastern time and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Joint Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

TO VOTE BY MAIL: (1) Read the proxy statement; (2) Check the appropriate box on the reverse side; (3) Sign and date the proxy card below; and (4) Return the proxy card in the envelope provided.

TO VOTE BY TELEPHONE: (1) Read the proxy statement and have the proxy card at hand; (2) Call 1-800 690-6903; and (3) Follow the recorded instructions.

TO VOTE BY INTERNET: (1) Read the proxy statement and have the proxy card at hand; (2) Go to www.proxyweb.com; and (3) Follow the on-line directions.

  UNLESS YOU'RE VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND RETURN
           PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        Date: __________________________

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           Signature(s) (Title(s), if applicable) (Please sign in box)

NOTE: Please sign exactly as your name appears on this proxy card. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE FUND. THE FOLLOWING MATTER IS PROPOSED BY THE FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT/PROSPECTUS FOR A DISCUSSION OF THE PROPOSAL. IF OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE SHARES REPRESENTED BY THE PROXY HOLDERS WILL BE VOTED AND CONSENTED ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

PROPOSAL:                                          FOR    AGAINST  ABSTAIN

To vote on the approval of an Agreement            [ ]      [ ]      [ ]
and Plan of Acquisition among the Fund,
Delaware Investments Minnesota Municipal
Income Fund II, Inc. (the "Acquiring
Fund") and Delaware Management Company,
a series of Delaware Management Business
Trust, that provides for: (i) the
acquisition by the Acquiring Fund of
substantially all of the property,
assets and goodwill of the Fund in
exchange solely for: (a) full and
fractional shares of common stock, par
value $0.01 per share, of the Acquiring
Fund ("Acquiring Fund Common Shares");
and (b) Series C Preferred Shares,
liquidation preference $50,000.00 per
share, of the Acquiring Fund ("Acquiring
Fund Preferred Shares" and, together
with Acquiring Fund Common Shares,
"Acquiring Fund Shares"); (ii) the pro
rata distribution of Acquiring Fund
Shares to the shareholders of the Fund
according to their respective interests
in liquidation of the Fund; and (iii)
the dissolution of the Fund as soon as
is practicable after the closing.

     DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC. (THE "FUND")

                                PREFERRED SHARES

            JOINT SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 9, 2005
                        PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Michael P. Bishof, David F. Connor and Kathryn R. Williams or any of them, attorneys, with full power of substitution, to vote all shares of the Fund, as indicated above, that the undersigned is entitled to vote at the above stated Joint Special Meeting of Shareholders to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103-7055 on December 9, 2005 at 3:00 p.m., Eastern time and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Joint Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

TO VOTE BY MAIL: (1) Read the proxy statement; (2) Check the appropriate box on the reverse side; (3) Sign and date the proxy card below; and (4) Return the proxy card in the envelope provided.

TO VOTE BY TELEPHONE: (1) Read the proxy statement and have the proxy card at hand; (2) Call 1-800 690-6903; and (3) Follow the recorded instructions.

TO VOTE BY INTERNET: (1) Read the proxy statement and have the proxy card at hand; (2) Go to www.proxyweb.com; and (3) Follow the on-line directions.

  UNLESS YOU'RE VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND RETURN
           PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        Date: __________________________


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Signature(s) (Title(s), if applicable) (Please sign in box)

NOTE: Please sign exactly as your name appears on this proxy card. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE FUND. THE FOLLOWING MATTER IS PROPOSED BY THE FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT/PROSPECTUS FOR A DISCUSSION OF THE PROPOSAL. IF OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE SHARES REPRESENTED BY THE PROXY HOLDERS WILL BE VOTED AND CONSENTED ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

PROPOSAL:                                          FOR    AGAINST  ABSTAIN

To vote on the approval of an Agreement            [ ]      [ ]      [ ]
and Plan of Acquisition among the Fund,
Delaware Investments Minnesota Municipal
Income Fund II, Inc. (the "Acquiring
Fund") and Delaware Management Company,
a series of Delaware Management Business
Trust, that provides for: (i) the
acquisition by the Acquiring Fund of
substantially all of the property,
assets and goodwill of the Fund in
exchange solely for: (a) full and
fractional shares of common stock, par
value $0.01 per share, of the Acquiring
Fund ("Acquiring Fund Common Shares");
and (b) Series D Preferred Shares,
liquidation preference $50,000.00 per
share, of the Acquiring Fund ("Acquiring
Fund Preferred Shares" and, together
with Acquiring Fund Common Shares,
"Acquiring Fund Shares"); (ii) the pro
rata distribution of Acquiring Fund
Shares to the shareholders of the Fund
according to their respective interests
in liquidation of the Fund; and (iii)
the dissolution of the Fund as soon as
is practicable after the closing.

   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. (THE "FUND")

            JOINT SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 9, 2005
                        PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Michael P. Bishof, David F. Connor and Kathryn R. Williams or any of them, attorneys, with full power of substitution, to vote all shares of the Fund, as indicated above, that the undersigned is entitled to vote at the above stated Joint Special Meeting of Shareholders to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103-7055 on December 9, 2005 at 3:00 p.m., Eastern time and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Joint Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

TO VOTE BY MAIL: (1) Read the proxy statement; (2) Check the appropriate box on the reverse side; (3) Sign and date the proxy card below; and (4) Return the proxy card in the envelope provided.

TO VOTE BY TELEPHONE: (1) Read the proxy statement and have the proxy card at hand; (2) Call 1-800 690-6903; and (3) Follow the recorded instructions.

TO VOTE BY INTERNET: (1) Read the proxy statement and have the proxy card at hand; (2) Go to www.proxyweb.com; and (3) Follow the on-line directions.

  UNLESS YOU'RE VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND RETURN
           PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        Date: __________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Signature(s) (Title(s), if applicable) (Please sign in box)

NOTE: Please sign exactly as your name appears on this proxy card. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE FUND. THE FOLLOWING MATTERS ARE PROPOSED BY THE FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR EACH OF THE PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT/PROSPECTUS FOR A DISCUSSION OF THE PROPOSALS. IF OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE SHARES REPRESENTED BY THE PROXY HOLDERS WILL BE VOTED AND CONSENTED ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

PROPOSALS:                                        FOR    AGAINST  ABSTAIN

1. To vote on the approval of an                  [ ]      [ ]      [ ]
Agreement and Plan of Acquisition among
the Fund, Delaware Investments Minnesota
Municipal Income Fund, Inc. ("Minnesota
I") and Delaware Management Company, a
series of Delaware Management Business
Trust, that provides for: (i) the
acquisition by the Fund of substantially all of the property, assets and goodwill of Minnesota I in exchange solely for:
(a) full and fractional shares of common stock, par value $0.01 per share, of the Fund ("Fund Common Shares"); and (b)
Series C Preferred Shares, liquidation
preference $50,000.00 per share, of the
Fund ("Fund Preferred Shares" and,
together with Fund Common Shares, "Fund
Shares"); (ii) the pro rata distribution of Fund Shares to the shareholders of Minnesota I according to their respective interests in liquidation of
Minnesota I; and (iii) the dissolution
of Minnesota I as soon as is practicable after the closing.

2. To vote on the approval of an                  [ ]      [ ]      [ ]
Agreement and Plan of Acquisition among
the Fund, Delaware Investments Minnesota
Municipal Income Fund III, Inc.
("Minnesota III") and Delaware
Management Company, a series of Delaware
Management Business Trust, that provides for: (i) the acquisition by the Fund of substantially all of the property, assets and goodwill of Minnesota III in exchange solely for: (a) full and fractional shares of common stock, par value $0.01 per share, of the Fund
("Fund Common Shares"); and (b) Series D
Preferred Shares, liquidation preference
$50,000.00 per share, of the Fund ("Fund
Preferred Shares" and, together with
Fund Common Shares, "Fund Shares"); (ii) the pro rata distribution of Fund Shares to the shareholders of Minnesota III according to their respective interests in liquidation of Minnesota III; and
(iii) the dissolution of Minnesota III
as soon as is practicable after the
closing.

   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC. (THE "FUND")

                                  COMMON SHARES

            JOINT SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 9, 2005
                        PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Michael P. Bishof, David F. Connor and Kathryn R. Williams or any of them, attorneys, with full power of substitution, to vote all shares of the Fund, as indicated above, that the undersigned is entitled to vote at the above stated Joint Special Meeting of Shareholders to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103-7055 on December 9, 2005 at 3:00 p.m., Eastern time and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Joint Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

TO VOTE BY MAIL: (1) Read the proxy statement; (2) Check the appropriate box on the reverse side; (3) Sign and date the proxy card below; and (4) Return the proxy card in the envelope provided.

TO VOTE BY TELEPHONE: (1) Read the proxy statement and have the proxy card at hand; (2) Call 1-800 690-6903; and (3) Follow the recorded instructions.

TO VOTE BY INTERNET: (1) Read the proxy statement and have the proxy card at hand; (2) Go to www.proxyweb.com; and (3) Follow the on-line directions.

  UNLESS YOU'RE VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND RETURN
           PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        Date: __________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Signature(s) (Title(s), if applicable) (Please sign in box)

NOTE: Please sign exactly as your name appears on this proxy card. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE FUND. THE FOLLOWING MATTER IS PROPOSED BY THE FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT/PROSPECTUS FOR A DISCUSSION OF THE PROPOSAL. IF OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE SHARES REPRESENTED BY THE PROXY HOLDERS WILL BE VOTED AND CONSENTED ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

PROPOSAL:                                          FOR    AGAINST  ABSTAIN

To vote on the approval of an Agreement            [ ]      [ ]      [ ]
and Plan of Acquisition among the Fund,
Delaware Investments Minnesota Municipal
Income Fund II, Inc. (the "Acquiring
Fund") and Delaware Management Company,
a series of Delaware Management Business
Trust, that provides for: (i) the
acquisition by the Acquiring Fund of
substantially all of the property,
assets and goodwill of the Fund in
exchange solely for: (a) full and
fractional shares of common stock, par
value $0.01 per share, of the Acquiring
Fund ("Acquiring Fund Common Shares");
and (b) Series C Preferred Shares,
liquidation preference $50,000.00 per
share, of the Acquiring Fund ("Acquiring
Fund Preferred Shares" and, together
with Acquiring Fund Common Shares,
"Acquiring Fund Shares"); (ii) the pro
rata distribution of Acquiring Fund
Shares to the shareholders of the Fund
according to their respective interests
in liquidation of the Fund; and (iii)
the dissolution of the Fund as soon as
is practicable after the closing.

 DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC. (THE "FUND")

                                PREFERRED SHARES

            JOINT SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 9, 2005
                        PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Michael P. Bishof, David F. Connor and Kathryn R. Williams or any of them, attorneys, with full power of substitution, to vote all shares of the Fund, as indicated above, that the undersigned is entitled to vote at the above stated Joint Special Meeting of Shareholders to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103-7055 on December 9, 2005 at 3:00 p.m., Eastern time and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Joint Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

TO VOTE BY MAIL: (1) Read the proxy statement; (2) Check the appropriate box on the reverse side; (3) Sign and date the proxy card below; and (4) Return the proxy card in the envelope provided.

TO VOTE BY TELEPHONE: (1) Read the proxy statement and have the proxy card at hand; (2) Call 1-800 690-6903; and (3) Follow the recorded instructions.

TO VOTE BY INTERNET: (1) Read the proxy statement and have the proxy card at hand; (2) Go to www.proxyweb.com; and (3) Follow the on-line directions.

  UNLESS YOU'RE VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND RETURN
           PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        Date: __________________________


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Signature(s) (Title(s), if applicable) (Please sign in box)

NOTE: Please sign exactly as your name appears on this proxy card. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE FUND. THE FOLLOWING MATTER IS PROPOSED BY THE FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT/PROSPECTUS FOR A DISCUSSION OF THE PROPOSAL. IF OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE SHARES REPRESENTED BY THE PROXY HOLDERS WILL BE VOTED AND CONSENTED ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

PROPOSAL:                                         FOR    AGAINST  ABSTAIN

To vote on the approval of an Agreement           [ ]      [ ]      [ ]
and Plan of Acquisition among the Fund,
Delaware Investments Minnesota Municipal
Income Fund II, Inc. (the "Acquiring
Fund") and Delaware Management Company,
a series of Delaware Management Business
Trust, that provides for: (i) the
acquisition by the Acquiring Fund of
substantially all of the property,
assets and goodwill of the Fund in
exchange solely for: (a) full and
fractional shares of common stock, par
value $0.01 per share, of the Acquiring
Fund ("Acquiring Fund Common Shares");
and (b) Series D Preferred Shares,
liquidation preference $50,000.00 per
share, of the Acquiring Fund ("Acquiring
Fund Preferred Shares" and, together
with Acquiring Fund Common Shares,
"Acquiring Fund Shares"); (ii) the pro
rata distribution of Acquiring Fund
Shares to the shareholders of the Fund
according to their respective interests
in liquidation of the Fund; and (iii)
the dissolution of the Fund as soon as
is practicable after the closing.

                                     PART C

                                OTHER INFORMATION



Item 15. Indemnification. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Articles of Incorporation, the By-Laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits. The following exhibits are electronically filed herewith unless otherwise indicated:

                  (1) Copies of the charter of the Registrant as now in effect;

                           (a) Articles of Incorporation dated December 29, 1992 (Previously filed with the Registration Statement on Form N-14 on September 15,
                                    2005).

                           (b) Statement of Rights and Preferences of Series A and Series B Preferred Shares (Previously filed with the Registration Statement on Form N-14 on September 15,
                                    2005).

                           (c) Statement of Rights and Preferences of Series C Preferred Shares is filed herewith as Exhibit C to the Proxy
                                    Statement/Prospectus contained in Part A of this Registration Statement.

                           (d) Statement of Rights and Preferences of Series D Preferred Shares is filed herewith as Exhibit D to the Proxy
                                    Statement/Prospectus contained in Part A of this Registration Statement.

                  (2) Copies of the existing by-laws or corresponding instruments of the Registrant;

                           (a)      Amended and Restated By-Laws of the
                                    Registrant dated May 19, 2005 (Previously filed with the Registration Statement on Form N-14 on September 15, 2005).

                  (3) Copies of any voting trust agreement affecting more than five percent of any class of equity securities of the Registrant;

                           Not Applicable.

                  (4) Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

                           (a) Form of Agreement and Plan of Acquisition is filed herewith as Exhibit A to the Proxy Statement/Prospectus contained in Part A of this Registration Statement.

                  (5) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

                           (a) Articles of Incorporation. Articles 5 and 7 of the Articles of Incorporation (Previously filed with the Registration Statement on Form N-14 on September 15, 2005).

                           (b) Statement of Rights and Preferences of Series A and Series B Preferred Shares (Previously filed with the Registration Statement on Form N-14 on September 15,
                                    2005).

                           (c) Statement of Rights and Preferences of Series C Preferred Shares is filed herewith as Exhibit C to the Proxy
                                    Statement/Prospectus contained in Part A of this Registration Statement.

                           (d) Statement of Rights and Preferences of Series D Preferred Shares is filed herewith as Exhibit D to the Proxy
                                    Statement/Prospectus contained in Part A of this Registration Statement.

                           (e) By-Laws. Articles II, VIII and IX of the By-Laws (Previously filed with the Registration Statement on Form N-14 on September 15, 2005).

                  (6) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

                           (a) Investment Management Agreement dated January 1, 1999 between Registrant and Delaware Management Company, a series of Delaware Management Business Trust (Previously filed with the Registration Statement on Form N-14 on September 15,
                                    2005).

                  (7) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

                           Not Applicable.

                  (8) Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

                           Not Applicable.

                  (9) Copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act") for securities and similar investments of the Registrant, including the schedule of remuneration;

                           (a) Mutual Fund Custody and Services Agreement between Registrant and Mellon Bank, N.A., is electronically filed herewith as Exhibit No. EX-99(9)(a).

                                    (i)     Amendment to the Mutual Fund Custody
                                            and Services Agreement between
                                            Registrant and Mellon Bank, N.A., is
                                            electronically filed herewith as
                                            Exhibit No. EX-99(9)(a)(i).

                  (10) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant's directors describing any action taken to revoke the plan;

                           Not Applicable.

                  (11) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable;

                           (a) Form of Opinion of Counsel is electronically filed herewith as Exhibit No. EX-99(11)(a). Final Opinion of counsel to be filed by post-effective amendment.

                  (12) An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

                           (a) Form of Tax Opinion (Previously filed with the Registration Statement on Form N-14 on September 15, 2005). Final Tax Opinion to be filed by post-effective amendment.

                  (13) Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

                           (a) Remarketing Agreement between Registrant and Salomon Smith Barney, Inc. is filed electronically herewith as Exhibit No. EX-99(13)(a).

                                     (i)    Form of Amendment to Remarketing
                                            Agreement between Registrant and
                                            Citigroup Global Securities
                                            (formerly, Smith Barney Harris Upham
                                            & Co. Incorporated) is filed
                                            electronically herewith as Exhibit
                                            No. EX-99(13)(a)(i).

                           (b)      Paying Agent Agreement between the
                                    Registrant and Bankers Trust Company is
                                    filed electronically herewith as Exhibit No.
                                    EX-99(13)(b).

                                    (i)     Form of Amendment to Paying Agent
                                            Agreement between the Registrant
                                            and Bankers Trust Company is filed
                                            electronically herewith as Exhibit
                                            No. EX-99(13)(b)(i).

                           (c) Fund Administration and Accounting Agreement dated July 1, 1998 between Registrant and Delaware Service Company, Inc. (Previously filed with the Registration Statement on Form N-14 on September 15, 2005).

                  (14) Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the Securities Act of 1933, as amended (the "1933 Act" or "Securities Act");

                           (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for the Registrant, is electronically filed herewith as Exhibit No. EX-99(14)(a).

                  (15)     All financial statements omitted pursuant to Item
                           14(a)(1);

                           Not Applicable.

                  (16) Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

                           (a) Powers of Attorney (Previously filed with the Registration Statement on Form N-14 on September 15, 2005).

                  (17) Any additional exhibits which the Registrant may wish to file.

                           (a) Transfer Agent Services Agreement between Registrant and Mellon Investor Services LLC, is electronically filed herewith as Exhibit No. EX-99(17)(a).

Item 17.          Undertakings.

                  (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                  (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16 (12) of Form N-14 within a reasonable time after receipt of such opinion.

                                   SIGNATURES

         As required by the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement has been signed on behalf of the Registrant, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 28th day of October, 2005.

                            DELAWARE INVESTMENTS
                            MINNESOTA MUNICIPAL INCOME
                            FUND II, INC.

                            By:  /s/ Jude T. Driscoll
                                 ---------------------------
                                 Jude T. Driscoll
                                 Chairman

         As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                 Signature                                           Title                                      Date
----------------------------------------       ----------------------------------------------         -----------------------
/s/ Jude T. Driscoll                           Chairman/President/Chief Executive Officer                October 28, 2005
----------------------------                   (Principal Executive Officer) and Director
Jude T. Driscoll


/s/ Thomas L. Bennett*                         Director                                                  October 28, 2005
----------------------------
Thomas L. Bennett

/s/ John A. Fry*                               Director                                                  October 28, 2005
----------------------------
John A. Fry

/s/ Anthony D. Knerr*                          Director                                                  October 28, 2005
----------------------------
Anthony D. Knerr

/s/ Lucinda S. Landreth*                       Director                                                  October 28, 2005
----------------------------
Lucinda S. Landreth

/s/ Ann R. Leven*                              Director                                                  October 28, 2005
----------------------------
Ann R. Leven

/s/ Thomas F. Madison*                         Director                                                  October 28, 2005
----------------------------
Thomas F. Madison

/s/ Janet L. Yeomans*                          Director                                                  October 28, 2005
----------------------------
Janet L. Yeomans

/s/ J. Richard Zecher*                         Director                                                  October 28, 2005
----------------------------
J. Richard Zecher

/s/ Michael P. Bishof*                         Senior Vice President/Chief Financial Officer             October 28, 2005
----------------------------
Michael P. Bishof
                                               * By:  /s/ Jude T. Driscoll
                                                     -----------------------
                                                      Jude T. Driscoll
                                                      Attorney-in-Fact
                                       (Pursuant to Powers of Attorney previously filed)


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Exhibits
                                       to
                                    Form N-14


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.                Exhibit
-----------                -------

EX-99(9)(a)                Mutual Fund Custody and Services Agreement.

EX-99(9)(a)(i)             Amendment to the Mutual Fund Custody and Services
                           Agreement.

EX-99(11)(a)               Form of Opinion of Counsel

EX-99(13)(a)               Remarketing Agreement

EX-99(13)(a)(i)            Form of Amendment to Remarketing Agreement

EX-99(13)(b)               Paying Agent Agreement

EX-99(13)(b)(i)            Form of Amendment to Paying Agent Agreement

EX-99(14)(a)               Consent of Ernst & Young LLP, Independent Registered
                           Public Accounting Firm for the Registrant.

EX-99(17)(a)               Transfer Agent Services Agreement.




                                       8